UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-04550
THE MAINSTAY FUNDS
(Exact name of Registrant as specified in charter)
51 Madison Avenue, New York, NY 10010
(Address of principal executive offices) (Zip code)
J. Kevin Gao, Esq.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 624-6782
Date of fiscal year end: October 31
Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.

MainStay Common Stock Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	16

Notes to Financial Statements	23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	29

Proxy Voting Policies and Procedures and Proxy Voting Record	32

Shareholder Reports and Quarterly Portfolio Disclosure	32

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	9.27%	7.37%	–0.78%	0.06%	1.63%
		Excluding sales charges	15.63	13.62	0.35	0.63	1.63

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9.55	7.95	–0.46	0.22	0.98
		Excluding sales charges	15.92	14.23	0.67	0.79	0.98

Class B Shares	Maximum 5% CDSC	With sales charges	10.20	7.71	–0.77	–0.11	2.38
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	15.20	12.71	–0.41	–0.11	2.38

Class C Shares	Maximum 1% CDSC	With sales charges	14.20	11.71	–0.40	–0.11	2.38
	if Redeemed Within One Year of Purchase	Excluding sales charges	15.20	12.71	–0.40	–0.11	2.38

Class I Shares[4]	No Sales Charge		16.07	14.48	1.10	1.18	0.73

Class R2 Shares[5]	No Sales Charge		15.86	14.12	0.57	0.69	1.08

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Investor Class shares were first offered on February 28, 2008. Performance figures for Investor Class shares includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on December 28, 2004, includes historical performance of Class A shares through December 27, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
5.	Performance figures for Class R2 shares, first offered on December 14, 2007, includes the historical performance of Class A shares through April 30, 2011, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower. As of April 30, 2011, Class R2 shares had yet to commence investment operations.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

S&P 500® Index[6]	16.36%	17.22%	2.95%	2.82%

Russell 1000® Index[7]	17.12	18.02	3.30	3.34

Average Lipper Large-Cap Core Fund[8]	15.26	15.35	2.46	2.65

6.	“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7.	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the Russell 3000® Index. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,156.30	$8.07	$1,017.30	$7.55

Class A Shares	$1,000.00	$1,159.20	$5.09	$1,020.10	$4.76

Class B Shares	$1,000.00	$1,152.00	$12.06	$1,013.60	$11.28

Class C Shares	$1,000.00	$1,152.00	$12.06	$1,013.60	$11.28

Class I Shares	$1,000.00	$1,160.70	$3.75	$1,021.30	$3.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.51% for Investor Class, 0.95% for Class A, 2.26% for Class B, 2.26% for Class C and 0.70% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. See page 5 for more information on Class R2 shares.

mainstayinvestments.com    7

Industry Composition as of April 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	12.9%
Computers & Peripherals	4.7
Insurance	4.3
Diversified Financial Services	4.2
Media	4.2
Software	4.2
Diversified Telecommunication Services	3.9
Pharmaceuticals	3.4
Capital Markets	3.3
Health Care Providers & Services	3.3
Specialty Retail	3.3
IT Services	3.2
Semiconductors & Semiconductor Equipment	3.2
Communications Equipment	2.8
Food & Staples Retailing	2.8
Energy Equipment & Services	2.5
Industrial Conglomerates	2.4
Machinery	2.1
Beverages	2.0
Tobacco	1.8
Internet Software & Services	1.4
Road & Rail	1.4
Commercial Banks	1.3
Food Products	1.3
Hotels, Restaurants & Leisure	1.3
Chemicals	1.2
Aerospace & Defense	1.0
Health Care Equipment & Supplies	1.0
Metals & Mining	1.0
Real Estate Management & Development	1.0
Automobiles	0.9
Exchange Traded Funds	0.9
Internet & Catalog Retail	0.9
Biotechnology	0.8
Consumer Finance	0.8
Diversified Consumer Services	0.8
Household Products	0.8
Multiline Retail	0.8
Wireless Telecommunication Services	0.8
Electrical Equipment	0.7
Trading Companies & Distributors	0.7
Airlines	0.6
Construction & Engineering	0.6
Real Estate Investment Trusts	0.6
Multi-Utilities	0.5
Electronic Equipment & Instruments	0.4
Life Sciences Tools & Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Electric Utilities	0.2
Gas Utilities	0.2
Household Durables	0.2
Leisure Equipment & Products	0.2
Air Freight & Logistics	0.1
Commercial Services & Supplies	0.1
Containers & Packaging	0.1
Auto Components	0.0	‡
Distributors	0.0	‡
Marine	0.0	‡
Office Electronics	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	ExxonMobil Corp.
2.	Apple, Inc.
3.	Chevron Corp.
4.	International Business Machines Corp.
5.	AT&T, Inc.
6.	JPMorgan Chase & Co.
7.	Microsoft Corp.
8.	Intel Corp.
9.	Bank of America Corp.
10.	ConocoPhillips

8    MainStay Common Stock Fund

Portfolio Management Discussion and Analysis

Questions answered by Harvey J. Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Common Stock Fund returned 15.63% for Investor Class shares, 15.92% for Class A shares, 15.20% for Class B shares and 15.20% for Class C shares for the six months ended April 30, 2011. Over the same period, the Fund’s Class I shares returned 16.07% and Class R2 shares returned 15.86%. Investor Class, Class A, Class I and Class R2 shares1 outperformed—and Class B shares and Class C shares underperformed—the 15.26% return of the average Lipper2 large-cap core fund for the same period. All share classes underperformed the 16.36% return of the S&P 500® Index3 for the six months ended April 30, 2011. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund’s overweight position in the information technology sector detracted from performance relative to the S&P 500® Index when holdings such as soft-ware services provider Microsoft and computers & peripherals company Dell underperformed the Index because of competition from tablet device manufacturers. Industrials also detracted from the Fund’s relative performance. Bad weather and rising oil prices hurt airlines, notably the Fund’s overweight position in domestic shorthaul carrier Southwest Airlines.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index were consumer staples, financials and health care. (Contributions take weightings and total returns into account.) Defensive sectors such as consumer staples underperformed the S&P 500® Index, so the Fund’s underweight position in consumer staples helped relative performance during the reporting period.

Within financials, the Fund’s positioning in commercial bank Wells Fargo helped relative performance. During April 2011, an underweight position in Wells Fargo helped relative results as the market did not react well when first-quarter 2011 profits came in ahead of estimates while year-over-year interest revenue and mortgage banking fees declined. In the health care sector, the Fund’s investments in health maintenance organizations (HMOs) contributed positively to relative performance as HMOs rallied from low valuations in the wake of the 2010 health-care-reform debate.

During the reporting period, the weakest sector contributions to the Fund’s relative performance came from information technology, materials and industrials. In materials, chemical stocks such as Monsanto and Dow Chemical had a negative impact on the Fund’s relative performance. Factors affecting the information technology and industrials sectors are described above.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributions to the Fund’s absolute performance came from integrated oil companies ExxonMobil, Chevron and ConocoPhillips, all of which benefited from rising oil prices. The stocks that detracted the most from absolute performance were communications equipment company Cisco Systems, Internet software & services company Google and Southwest Airlines.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we added to the Fund’s position in fast food retailer McDonald’s and established a new position in diversified health care company Baxter International. Despite increasing challenges for restaurant operators, we believe that McDonald’s continues to thrive because of its scale advantages, a strong brand and ample international growth opportunities. We believe that Baxter International’s prowess in injectable therapies makes the company an important supplier to caregivers around the globe.

During the reporting period, the Fund sold shares of health care company Cardinal Health and athletic products giant Nike. We believe that consolidation among retail pharmacies and the rise of pharmacy benefit managers will gradually erode the value of Cardinal Health’s wholesale drug franchise. We sold Nike because our proprietary model gave the stock a poor momentum ranking and a mediocre value ranking.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund saw its largest sector-weighting increases in information technology and energy. The Fund increased its already overweight position in energy as oil prices rose dramatically and the Fund’s energy holdings appreciated in value. We believe that many of the Fund’s information technology stocks have extremely attractive valuations. During the reporting period, we decreased the Fund’s weightings in the utilities and materials sectors.

How was the Fund positioned at the end of April 2011?

As of April 30, 2011, the Fund’s most substantially overweight sector positions relative to the S&P 500® Index were in consumer discretionary and information technology. The Fund’s most substantially underweight sector positions were in consumer staples and utilities.

1. See footnote on page 5 for more information on Class R2 shares.
2. Se e foo tnot e on pa ge 6 fo r mor ei nfo rma tio n on Lip per I nc.
3. Se e foo tnot e on pa ge 6 fo r mor ei nfo rma tio n on the S &P 500 Ind ex.
Th e opi nion s exp res sed ar et hos e of the p ortf oli o man ager s as of th ed ate o ft his re por t an d are su bje ct to ch ang e. The re is no g uar ante e tha ta ny fo rec ast ma de wi ll com e to pas s. Thi s mat eri al doe s no t con stit ute i nve stm ent ad vic e and is n ot in tend ed as a ne ndo rse men t of any s pec ifi ci nve stm ent .

mainstayinvestments.com    9

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 99.0%†

Aerospace & Defense 1.0%
Honeywell International, Inc.	4,019	$246,083
Lockheed Martin Corp.	8,016	635,268
Northrop Grumman Corp.	5,182	329,627
Textron, Inc.	3,027	79,005
United Technologies Corp.	14,922	1,336,713

		2,626,696

Air Freight & Logistics 0.1%
FedEx Corp.	1,691	161,778

Airlines 0.6%
Southwest Airlines Co.	128,885	1,514,399

Auto Components 0.0%‡
Goodyear Tire & Rubber Co. (The) (a)	4,122	74,814

Automobiles 0.9%
Ford Motor Co. (a)	114,583	1,772,599
Harley-Davidson, Inc.	13,964	520,299

		2,292,898

Beverages 2.0%
Coca-Cola Co. (The)	26,794	1,807,523
Constellation Brands, Inc. Class A (a)	10,407	233,013
Dr. Pepper Snapple Group, Inc.	48,053	1,883,678
PepsiCo., Inc.	16,190	1,115,329

		5,039,543

Biotechnology 0.8%
Amgen, Inc. (a)	16,975	965,029
Biogen Idec, Inc. (a)	1,393	135,608
Cephalon, Inc. (a)	10,307	791,578
Gilead Sciences, Inc. (a)	4,849	188,335

		2,080,550

Capital Markets 3.3%
Ameriprise Financial, Inc.	10,512	652,375
Bank of New York Mellon Corp. (The)	77,960	2,257,721
Goldman Sachs Group, Inc. (The)	12,610	1,904,236
Northern Trust Corp.	36,639	1,831,584
State Street Corp.	41,822	1,946,814

		8,592,730

Chemicals 1.2%
CF Industries Holdings, Inc.	4,114	582,337
Dow Chemical Co. (The)	2,522	103,377
E.I. du Pont de Nemours & Co.	18,250	1,036,417
Lubrizol Corp. (The)	209	28,115
Monsanto Co.	12,425	845,397
PPG Industries, Inc.	5,124	485,089
Sherwin-Williams Co. (The)	755	62,129

		3,142,861

Commercial Banks 1.3%
KeyCorp	38,332	332,338
Wells Fargo & Co.	105,532	3,072,037

		3,404,375

Commercial Services & Supplies 0.1%
Avery Dennison Corp.	1,387	57,893
Pitney Bowes, Inc.	4,767	117,078
Waste Management, Inc.	4,843	191,105

		366,076

Communications Equipment 2.8%
Cisco Systems, Inc.	182,259	3,200,468
Harris Corp.	20,575	1,093,150
Motorola Mobility Holdings, Inc. (a)	26,431	688,792
Motorola Solutions, Inc. (a)	31,944	1,465,591
QUALCOMM, Inc.	4,948	281,244
Tellabs, Inc.	112,377	552,895

		7,282,140

Computers & Peripherals 4.7%
X Apple, Inc. (a)	22,059	7,681,605
Dell, Inc. (a)	45,365	703,611
EMC Corp. (a)	13,941	395,088
Hewlett-Packard Co.	57,302	2,313,282
Lexmark International, Inc. Class A (a)	10,647	343,366
Western Digital Corp. (a)	16,044	638,551

		12,075,503

Construction & Engineering 0.6%
KBR, Inc.	38,149	1,463,777
Shaw Group, Inc. (The) (a)	797	31,003

		1,494,780

Consumer Finance 0.8%
American Express Co.	29,958	1,470,339
Capital One Financial Corp.	4,018	219,905
Discover Financial Services	10,825	268,893

		1,959,137

Containers & Packaging 0.1%
Ball Corp.	4,604	171,775
Rock-Tenn Co. Class A	2,782	192,153

		363,928

Distributors 0.0%‡
Genuine Parts Co.	205	11,008

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

10 MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Diversified Consumer Services 0.8%
Apollo Group, Inc. Class A (a)	25,520	$1,021,566
H&R Block, Inc.	56,625	979,046
Sotheby’s	990	50,015

		2,050,627

Diversified Financial Services 4.2%
X Bank of America Corp.	327,384	4,020,276
Citigroup, Inc. (a)	244,873	1,123,967
X JPMorgan Chase & Co.	116,445	5,313,385
Leucadia National Corp.	8,828	341,290

		10,798,918

Diversified Telecommunication Services 3.9%
X AT&T, Inc.	174,834	5,440,834
CenturyLink, Inc.	20,847	850,141
Verizon Communications, Inc.	101,409	3,831,232

		10,122,207

Electric Utilities 0.2%
Duke Energy Corp.	10,347	192,972
Edison International	4,001	157,119
FirstEnergy Corp.	3,492	139,540
N.V. Energy, Inc.	3,083	46,831

		536,462

Electrical Equipment 0.7%
AMETEK, Inc.	4,627	213,027
Emerson Electric Co.	18,670	1,134,389
Hubbel, Inc. Class B	5,456	381,866
Thomas & Betts Corp. (a)	1,372	79,535

		1,808,817

Electronic Equipment & Instruments 0.4%
Corning, Inc.	5,457	114,269
Jabil Circuit, Inc.	3,545	70,333
Vishay Intertechnology, Inc. (a)	39,295	749,749

		934,351

Energy Equipment & Services 2.5%
Diamond Offshore Drilling, Inc.	17,031	1,292,142
Helmerich & Payne, Inc.	4,026	267,085
Nabors Industries, Ltd. (a)	3,195	97,895
Noble Corp.	15,270	656,763
Oceaneering International, Inc. (a)	13,294	1,162,161
Patterson-UTI Energy, Inc.	40,477	1,259,239
Rowan Cos., Inc. (a)	966	40,282
Schlumberger, Ltd.	9,921	890,410
Superior Energy Services, Inc. (a)	20,271	778,812

		6,444,789

Food & Staples Retailing 2.8%
Costco Wholesale Corp.	17,956	1,452,999
Kroger Co. (The)	45,999	1,118,236
Safeway, Inc.	2,809	68,287
Wal-Mart Stores, Inc.	64,179	3,528,561
Walgreen Co.	24,841	1,061,208

		7,229,291

Food Products 1.3%
Corn Products International, Inc.	12,196	672,000
H.J. Heinz Co.	6,714	343,958
Hormel Foods Corp.	5,393	158,608
Sara Lee Corp.	36,233	695,674
Smithfield Foods, Inc. (a)	13,784	324,751
Tyson Foods, Inc. Class A	63,099	1,255,670

		3,450,661

Gas Utilities 0.2%
Nicor, Inc.	4,432	245,666
Questar Corp.	10,024	176,122
UGI Corp.	2,754	91,708

		513,496

Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	31,239	1,777,499
Becton, Dickinson & Co.	6,422	551,907
Cooper Cos., Inc. (The)	2,409	180,434
Zimmer Holdings, Inc. (a)	1,453	94,808

		2,604,648

Health Care Providers & Services 3.3%
Aetna, Inc.	6,364	263,342
AmerisourceBergen Corp.	11,171	453,989
CIGNA Corp.	18,208	852,681
Express Scripts, Inc. (a)	2,373	134,644
Health Net, Inc. (a)	24,937	830,402
Humana, Inc. (a)	27,834	2,118,724
Medco Health Solutions, Inc. (a)	4,297	254,941
UnitedHealth Group, Inc.	58,813	2,895,364
WellPoint, Inc.	9,445	725,282

		8,529,369

Hotels, Restaurants & Leisure 1.3%
Darden Restaurants, Inc.	4,073	191,309
Marriott International, Inc. Class A	2,273	80,237
McDonald’s Corp.	26,850	2,102,623
Panera Bread Co. Class A (a)	1,358	164,467
Starbucks Corp.	2,226	80,559
Wynn Resorts, Ltd.	2,838	417,612
Yum! Brands, Inc.	7,176	384,921

		3,421,728

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Household Durables 0.2%
D.R. Horton, Inc.	9,430	$117,309
Pulte Group, Inc. (a)	16,277	132,332
Whirlpool Corp.	4,285	369,281

		618,922

Household Products 0.8%
Procter & Gamble Co. (The)	33,447	2,170,710

Industrial Conglomerates 2.4%
3M Co.	3,801	369,495
General Electric Co.	181,599	3,713,700
Tyco International, Ltd.	44,537	2,170,733

		6,253,928

Insurance 4.3%
ACE, Ltd.	20,896	1,405,256
Aflac, Inc.	15,696	881,958
Assurant, Inc.	9,789	388,623
Berkshire Hathaway, Inc. Class B (a)	25,630	2,134,979
Chubb Corp. (The)	25,952	1,691,811
Fidelity National Financial, Inc. Class A	2,490	38,446
Hartford Financial Services Group, Inc. (The)	57,826	1,675,219
Principal Financial Group, Inc.	5,741	193,759
Prudential Financial, Inc.	11,846	751,273
Reinsurance Group of America, Inc.	178	11,267
Torchmark Corp.	1,103	73,813
Travelers Cos., Inc. (The)	29,096	1,841,195

		11,087,599

Internet & Catalog Retail 0.9%
Amazon.com, Inc. (a)	5,895	1,158,367
Expedia, Inc.	45,840	1,147,375
Netflix, Inc. (a)	10	2,327

		2,308,069

Internet Software & Services 1.4%
eBay, Inc. (a)	1,516	52,151
Google, Inc. Class A (a)	5,142	2,797,762
VeriSign, Inc.	16,799	620,891

		3,470,804

IT Services 3.2%
Alliance Data Systems Corp. (a)	2,974	282,530
Automatic Data Processing, Inc.	2,749	149,408
Broadridge Financial Solutions, Inc.	7,878	183,085
Computer Sciences Corp.	9,595	489,153
Fidelity National Information Services, Inc.	7,682	254,274
Fiserv, Inc. (a)	411	25,199
Global Payments, Inc.	2,527	134,538
X International Business Machines Corp.	34,983	5,967,400
Lender Processing Services, Inc.	7,517	221,225
SAIC, Inc. (a)	758	13,189
Total System Services, Inc.	15,274	287,915
Visa, Inc. Class A	1,533	119,758

		8,127,674

Leisure Equipment & Products 0.2%
Polaris Industries, Inc.	3,680	387,982

Life Sciences Tools & Services 0.4%
Covance, Inc. (a)	7,582	474,633
Pharmaceutical Product Development, Inc.	17,488	539,505

		1,014,138

Machinery 2.1%
AGCO Corp. (a)	23,011	1,324,973
Caterpillar, Inc.	12,214	1,409,618
Dover Corp.	765	52,051
Oshkosh Corp. (a)	16,132	510,739
PACCAR, Inc.	30,365	1,612,685
Parker Hannifin Corp.	283	26,693
Timken Co. (The)	10,037	565,986

		5,502,745

Marine 0.0%‡
Kirby Corp. (a)	1,080	61,322

Media 4.2%
Cablevision Systems Corp. Class A	4,904	172,768
CBS Corp. Class B	23,965	604,397
Comcast Corp. Class A	95,569	2,507,731
DIRECTV Class A (a)	51,915	2,522,550
Gannett Co., Inc.	8,307	125,103
Interpublic Group of Cos., Inc. (The)	126,885	1,490,899
McGraw-Hill Cos., Inc. (The)	27,968	1,131,865
News Corp. Class A	1,364	24,306
Time Warner Cable, Inc.	21,179	1,654,715
Walt Disney Co. (The)	6,805	293,296
Washington Post Co. Class B	520	226,668

		10,754,298

Metals & Mining 1.0%
Alcoa, Inc.	32,008	544,136
Freeport-McMoRan Copper & Gold, Inc.	35,167	1,935,240

		2,479,376

Multi-Utilities 0.5%
Alliant Energy Corp.	2,084	82,401
CMS Energy Corp.	7,150	141,570
DTE Energy Co.	1,153	58,261
Integrys Energy Group, Inc.	19,479	1,019,921

		1,302,153

12 MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Multiline Retail 0.8%
Big Lots, Inc. (a)	11,437	$470,175
Family Dollar Stores, Inc.	7,686	416,658
Target Corp.	25,662	1,260,004

		2,146,837

Office Electronics 0.0%‡
Xerox Corp.	9,844	99,326

Oil, Gas & Consumable Fuels 12.9%
Anadarko Petroleum Corp.	7,915	624,810
Arch Coal, Inc.	17,382	596,203
Chesapeake Energy Corp.	29,798	1,003,299
X Chevron Corp.	56,838	6,220,351
X ConocoPhillips	50,697	4,001,514
Devon Energy Corp.	3,493	317,863
X ExxonMobil Corp.	113,895	10,022,760
Hess Corp.	13,814	1,187,451
Marathon Oil Corp.	41,425	2,238,607
Murphy Oil Corp.	25,972	2,012,311
Newfield Exploration Co. (a)	28	1,982
Noble Energy, Inc.	8,170	786,526
Occidental Petroleum Corp.	6,591	753,285
Sunoco, Inc.	37,137	1,584,264
Tesoro Corp. (a)	1,789	48,518
Valero Energy Corp.	60,324	1,707,169
Williams Cos., Inc.	7,154	237,298

		33,344,211

Pharmaceuticals 3.4%
Abbott Laboratories	11,233	584,565
Bristol-Myers Squibb Co.	581	16,326
Eli Lilly & Co.	28,797	1,065,777
Endo Pharmaceuticals Holdings, Inc. (a)	7,240	283,519
Forest Laboratories, Inc. (a)	4,703	155,952
Johnson & Johnson	55,481	3,646,211
Merck & Co., Inc.	34,615	1,244,409
Pfizer, Inc.	82,700	1,733,392

		8,730,151

Real Estate Investment Trusts 0.6%
Hospitality Properties Trust	3,571	86,240
Kimco Realty Corp.	2,868	56,041
Rayonier, Inc.	21,587	1,432,513

		1,574,794

Real Estate Management & Development 1.0%
CB Richard Ellis Group, Inc. Class A (a)	57,563	1,537,508
Jones Lang LaSalle, Inc.	10,092	1,033,219

		2,570,727

Road & Rail 1.4%
CSX Corp.	21,646	1,703,324
Ryder System, Inc.	15,832	847,012
Union Pacific Corp.	9,013	932,575

		3,482,911

Semiconductors & Semiconductor Equipment 3.2%
Applied Materials, Inc.	18,187	285,354
X Intel Corp.	188,057	4,361,042
Lam Research Corp. (a)	10,278	496,530
LSI Corp. (a)	19,819	145,273
Micron Technology, Inc. (a)	119,903	1,353,705
National Semiconductor Corp.	1,745	42,089
Novellus Systems, Inc. (a)	1,776	57,010
Teradyne, Inc. (a)	56,726	913,289
Texas Instruments, Inc.	16,770	595,838

		8,250,130

Software 4.2%
BMC Software, Inc. (a)	5,303	266,370
CA, Inc.	17,383	427,448
Intuit, Inc. (a)	6,334	351,917
X Microsoft Corp.	198,797	5,172,698
Oracle Corp.	59,550	2,146,777
Symantec Corp. (a)	98,178	1,929,198
Synopsys, Inc. (a)	18,836	515,918

		10,810,326

Specialty Retail 3.3%
Advance Auto Parts, Inc.	17,505	1,145,877
American Eagle Outfitters, Inc.	51,936	808,124
AutoZone, Inc. (a)	6,232	1,759,792
Bed Bath & Beyond, Inc. (a)	592	33,223
Foot Locker, Inc.	13,925	299,666
GameStop Corp. Class A (a)	10,565	271,309
Gap, Inc. (The)	43,189	1,003,712
Home Depot, Inc. (The)	1,068	39,666
Limited Brands, Inc.	3,858	158,795
Lowe’s Cos., Inc.	30,817	808,946
PetSmart, Inc.	10,099	425,875
Ross Stores, Inc.	1,056	77,817
Staples, Inc.	9,557	202,035
TJX Cos., Inc.	13,131	704,084
Williams-Sonoma, Inc.	15,240	661,569

		8,400,490

Textiles, Apparel & Luxury Goods 0.4%
VF Corp.	8,806	885,531

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Tobacco 1.8%
Altria Group, Inc.	32,409	$869,857
Lorillard, Inc.	2,110	224,715
Philip Morris International, Inc.	49,236	3,418,948

		4,513,520

Trading Companies & Distributors 0.7%
W.W. Grainger, Inc.	12,131	1,839,060

Wireless Telecommunication Services 0.8%
MetroPCS Communications, Inc. (a)	58,140	978,496
Sprint Nextel Corp. (a)	155,073	803,278
Telephone and Data Systems, Inc.	5,468	183,506

		1,965,280

Total Common Stocks (Cost $222,780,561)		255,081,594

Exchange Traded Fund 0.9% (b)

S&P 500 Index-SPDR Trust Series 1	18,498	2,525,717

Total Exchange Traded Fund (Cost $2,495,879)		2,525,717

	Principal
	Amount	Value
Short-Term Investment 0.1%

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 4/29/2011 due 5/2/2011 Proceeds at Maturity $131,655 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/2011, with a Principal Amount of $135,000 and a Market Value of $134,999)	$131,655	$131,655

Total Short-Term Investment (Cost $131,655)		131,655

Total Investments (Cost $225,408,095) (c)	100.0%	257,738,966
Other Assets, Less Liabilities	(0.0)‡	(52,316)

Net Assets	100.0%	$257,686,650

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(c)	At April 30, 2011, cost is $233,775,782 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$35,687,174
Gross unrealized depreciation	(11,723,990)

Net unrealized appreciation	$23,963,184

14 MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$255,081,594	$—	$—	$255,081,594
Exchange Traded Fund	2,525,717	—	—	2,525,717
Short-Term Investment
Repurchase Agreements	—	131,655	—	131,655

Total Investments in Securities	$257,607,311	$131,655	$—	$257,738,966

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $225,408,095)	$257,738,966
Receivables:
Investment securities sold	21,402,263
Dividends and interest	260,003
Fund shares sold	26,643
Other assets	55,340

Total assets	279,483,215

Liabilities
Payables:
Investment securities purchased	21,514,378
Manager (See Note 3)	121,660
Transfer agent (See Note 3)	41,156
Fund shares redeemed	39,398
Shareholder communication	33,920
Professional fees	25,677
NYLIFE Distributors (See Note 3)	13,953
Custodian	3,621
Trustees	1,137
Accrued expenses	1,665

Total liabilities	21,796,565

Net assets	$257,686,650

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$208,274
Additional paid-in capital	327,156,036

327,364,310
Undistributed net investment income	1,073,013
Accumulated net realized gain (loss) on investments	(103,081,544)
Net unrealized appreciation (depreciation) on investments	32,330,871

Net assets	$257,686,650

Investor Class
Net assets applicable to outstanding shares	$15,253,055

Shares of beneficial interest outstanding	1,229,296

Net asset value per share outstanding	$12.41
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price per share outstanding	$13.13

Class A
Net assets applicable to outstanding shares	$13,419,865

Shares of beneficial interest outstanding	1,083,012

Net asset value per share outstanding	$12.39
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price per share outstanding	$13.11

Class B
Net assets applicable to outstanding shares	$8,720,700

Shares of beneficial interest outstanding	760,281

Net asset value and offering price per share outstanding	$11.47

Class C
Net assets applicable to outstanding shares	$1,391,684

Shares of beneficial interest outstanding	121,338

Net asset value and offering price per share outstanding	$11.47

Class I
Net assets applicable to outstanding shares	$218,901,346

Shares of beneficial interest outstanding	17,633,490

Net asset value and offering price per share outstanding	$12.41

16 MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends	$2,955,105
Interest	60

Total income	2,955,165

Expenses
Manager (See Note 3)	806,817
Transfer agent (See Note 3)	119,088
Distribution/Service—Investor Class (See Note 3)	17,979
Distribution/Service—Class A (See Note 3)	15,941
Distribution/Service—Class B (See Note 3)	43,043
Distribution/Service—Class C (See Note 3)	6,752
Registration	45,877
Professional fees	37,282
Shareholder communication	29,085
Custodian	11,844
Trustees	4,434
Miscellaneous	8,255

Total expenses	1,146,397

Net investment income (loss)	1,808,768

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	27,374,104
Net change in unrealized appreciation (depreciation) on investments	12,418,687

Net realized and unrealized gain (loss) on investments	39,792,791

Net increase (decrease) in net assets resulting from operations	$41,601,559

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,808,768	$2,960,040
Net realized gain (loss) on investments (a)	27,374,104	24,660,077
Net change in unrealized appreciation (depreciation) on investments	12,418,687	10,187,172

Net increase (decrease) in net assets resulting from operations	41,601,559	37,807,289

Dividends to shareholders:
From net investment income:
Investor Class	(49,797)	(104,752)
Class A	(117,655)	(154,695)
Class B	(2,806)	(10,051)
Class C	(441)	(1,080)
Class I	(3,037,676)	(4,263,402)

Total dividends to shareholders	(3,208,375)	(4,533,980)

Capital share transactions:
Net proceeds from sale of shares	44,453,766	71,173,115
Net asset value of shares issued to shareholders in reinvestment of dividends	2,990,465	4,258,039
Cost of shares redeemed (b)	(94,015,920)	(138,978,262)

Increase (decrease) in net assets derived from capital share transactions	(46,571,689)	(63,547,108)

Net increase (decrease) in net assets	(8,178,505)	(30,273,799)

Net Assets
Beginning of period	265,865,155	296,138,954

End of period	$257,686,650	$265,865,155

Undistributed net investment income at end of period	$1,073,013	$2,472,620

(a)	Includes realized gain of $1,594,834 due to in-kind redemption for the year ended October 31,2010. (See Note 9)

(b)	Includes in-kind redemption in the amount of $25,592,241 for the year ended October 31, 2010. (See Note 9)

18 MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
					2008**
	Six months				through
	ended				October 31,
	April 30,		Year ended October 31,		2008
	2011*		2010	2009	2008

Net asset value at beginning of period	$10.77		$9.69	$9.27	$13.17

Net investment income (loss) (a)	0.03		0.03	0.07	0.03
Net realized and unrealized gain (loss) on investments	1.65		1.13	0.40	(3.93)

Total from investment operations	1.68		1.16	0.47	(3.90)

Less dividends:
From net investment income	(0.04)		(0.08)	(0.05)	—

Net asset value at end of period	$12.41		$10.77	$9.69	$9.27

Total investment return (b)	15.63	%(c)	11.99%	5.12%	(29.61	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55	%††	0.25%	0.81%	0.41	% ††
Net expenses	1.51	%††	1.61%	1.46%	1.40	% ††
Expenses (before waiver/reimbursement)	1.51	%††	1.61%	1.73%	1.58	% ††
Portfolio turnover rate	71%		152%	138%	158%
Net assets at end of period (in 000’s)	$15,253		$13,661	$12,752	$11,811

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.79		$9.70	$9.28	$16.10	$14.66	$12.62

Net investment income (loss) (a)	0.06		0.09	0.12	0.08	0.06	0.09
Net realized and unrealized gain (loss) on investments	1.65		1.13	0.40	(5.70)	1.72	1.97

Total from investment operations	1.71		1.22	0.52	(5.62)	1.78	2.06

Less dividends and distributions:
From net investment income	(0.11)		(0.13)	(0.10)	(0.06)	(0.06)	(0.02)
From net realized gain on investments	—		—	—	(1.14)	(0.28)	—

Total dividends and distributions	(0.11)		(0.13)	(0.10)	(1.20)	(0.34)	(0.02)

Net asset value at end of period	$12.39		$10.79	$9.70	$9.28	$16.10	$14.66

Total investment return (b)	15.92	%(c)	12.64%	5.80%	(37.22%)	12.24%	16.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10	%††	0.90%	1.38%	0.65%	0.42%	0.63%
Net expenses	0.95	%††	0.96%	0.94%	1.15%	1.29%	1.30%
Expenses (before waiver/reimbursement)	0.95	%††	0.96%	0.98%	1.30%	1.48%	1.60%
Portfolio turnover rate	71%		152%	138%	158%	122%	144%
Net assets at end of period (in 000’s)	$13,420		$12,140	$11,579	$12,530	$44,874	$38,940

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.96		$8.97	$8.60	$15.07	$13.80	$11.94

Net investment income (loss) (a)	(0.01)		(0.05)	0.01	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	1.52		1.05	0.36	(5.29)	1.59	1.87

Total from investment operations	1.51		1.00	0.37	(5.33)	1.55	1.86

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.01)	—	—	—	—
From net realized gain on investments	—		—	—	(1.14)	(0.28)	—

Total dividends and distributions	(0.00	)‡	(0.01)	—	(1.14)	(0.28)	—

Net asset value at end of period	$11.47		$9.96	$8.97	$8.60	$15.07	$13.80

Total investment return (b)	15.20	%(c)	11.14%	4.30%	(37.77%)	11.39%	15.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19	%)††	(0.49%)	0.14%	(0.30%)	(0.31%)	(0.05%)
Net expenses	2.26	% ††	2.36%	2.20%	2.10%	2.04%	2.05%
Expenses (before waiver/reimbursement)	2.26	% ††	2.36%	2.49%	2.27%	2.23%	2.35%
Portfolio turnover rate	71%		152%	138%	158%	122%	144%
Net assets at end of period (in 000’s)	$8,721		$8,466	$10,371	$13,212	$33,203	$39,024

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20 MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.96		$8.97	$8.59	$15.07	$13.79	$11.94

Net investment income (loss) (a)	(0.01)		(0.05)	0.01	(0.04)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	1.52		1.05	0.37	(5.30)	1.61	1.86

Total from investment operations	1.51		1.00	0.38	(5.34)	1.56	1.85

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.01)	—	—	—	—
From net realized gain on investments	—		—	—	(1.14)	(0.28)	—

Total dividends and distributions	(0.00	)‡	(0.01)	—	(1.14)	(0.28)	—

Net asset value at end of period	$11.47		$9.96	$8.97	$8.59	$15.07	$13.79

Total investment return (b)	15.20	%(c)	11.12%	4.42%	(37.84%)	11.47%	15.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20	%)††	(0.49%)	0.12%	(0.30%)	(0.32%)	(0.09%)
Net expenses	2.26	% ††	2.36%	2.21%	2.10%	2.04%	2.05%
Expenses (before waiver/reimbursement)	2.26	% ††	2.36%	2.49%	2.27%	2.23%	2.35%
Portfolio turnover rate	71%		152%	138%	158%	122%	144%
Net assets at end of period (in 000’s)	$1,392		$1,352	$1,357	$1,611	$3,334	$3,254

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.82		$9.72	$9.32	$16.19	$14.73	$12.68
Net investment income (loss) (a)	0.08		0.12	0.15	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	1.65		1.14	0.39	(5.73)	1.73	1.99

Total from investment operations	1.73		1.26	0.54	(5.58)	1.89	2.16

Less dividends and distributions:
From net investment income	(0.14)		(0.16)	(0.14)	(0.15)	(0.15)	(0.11)
From net realized gain on investments	—		—	—	(1.14)	(0.28)	—

Total dividends and distributions	(0.14)		(0.16)	(0.14)	(1.29)	(0.43)	(0.11)

Net asset value at end of period	$12.41		$10.82	$9.72	$9.32	$16.19	$14.73

Total investment return (b)	16.07	%(c)	13.00%	5.99%	(36.92%)	13.03%	17.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39	%††	1.16%	1.69%	1.16%	1.06%	1.24%
Net expenses	0.70	%††	0.71%	0.65%	0.62%	0.62%	0.66%
Expenses (before reimbursement/waiver)	0.70	%††	0.71%	0.73%	0.80%	0.87%	0.96%
Portfolio turnover rate	71%		152%	138%	158%	122%	144%
Net assets at end of period (in 000’s)	$218,901		$230,246	$260,081	$336,529	$219,460	$133,818

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22 MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Common Stock Fund (the “Fund”), a diversified fund.

The Fund currently offers six classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first offered on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are authorized to pay a shareholder service fee to the New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable. There were no investment operations for Class R2 during the six-month period ended April 30, 2011.

The Fund’s investment objective is to seek long-term growth of capital, with income as a secondary consideration.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

mainstayinvestments.com    23

Notes to Financial Statements (unaudited) (continued)

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or

24    MainStay Common Stock Fund

bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(I) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million, 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.57% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $806,817.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution, Service and Shareholder Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly

mainstayinvestments.com    25

Notes to Financial Statements (unaudited) (continued)

distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,007 and $475, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $4, $7,290 and $21, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$42,745

Class A	2,304

Class B	25,611

Class C	4,017

Class I	44,411

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$278	0.0	%‡

Class C	135	0.0	‡

Class I	2,205	0.0	‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $4,255. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $122,087,961 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$19,054
2017	103,034

Total	$122,088

The tax character of distributions paid during the year ended October 31, 2010, shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$4,533,980

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The

26    MainStay Common Stock Fund

commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $198,913 and $246,411, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	42,040	$490,698
Shares issued to shareholders in reinvestment of dividends	4,376	49,461
Shares redeemed	(106,510)	(1,242,935)

Net increase (decrease) in shares outstanding before conversion	(60,094)	(702,776)
Shares converted into Investor Class (See Note 1)	49,268	571,642
Shares converted from Investor Class (See Note 1)	(28,152)	(323,689)

Net increase (decrease)	(38,978)	$(454,823)

Year ended October 31, 2010:
Shares sold	69,122	$718,903
Shares issued to shareholders in reinvestment of dividends	10,049	104,003
Shares redeemed	(231,603)	(2,407,029)

Net increase (decrease) in shares outstanding before conversion	(152,432)	(1,584,123)
Shares converted into Investor Class (See Note 1)	144,572	1,493,092
Shares converted from Investor Class (See Note 1)	(39,650)	(417,349)

Net increase (decrease)	(47,510)	$(508,380)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	55,346	$649,933
Shares issued to shareholders in reinvestment of dividends	9,772	109,995
Shares redeemed	(141,689)	(1,640,967)

Net increase (decrease) in shares outstanding before conversion	(76,571)	(881,039)
Shares converted into Class A (See Note 1)	36,069	413,828
Shares converted from Class A (See Note 1)	(1,391)	(16,669)

Net increase (decrease)	(41,893)	$(483,880)

Year ended October 31, 2010:
Shares sold	103,502	$1,083,518
Shares issued to shareholders in reinvestment of dividends	13,866	142,959
Shares redeemed	(263,594)	(2,739,698)

Net increase (decrease) in shares outstanding before conversion	(146,226)	(1,513,221)
Shares converted into Class A (See Note 1)	85,585	896,175
Shares converted from Class A (See Note 1)	(8,651)	(90,708)

Net increase (decrease)	(69,292)	$(707,754)

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	43,543	$469,052
Shares issued to shareholders in reinvestment of dividends	258	2,736
Shares redeemed	(73,085)	(788,800)

Net increase (decrease) in shares outstanding before conversion	(29,284)	(317,012)
Shares converted from Class B (See Note 1)	(60,193)	(645,112)

Net increase (decrease)	(89,477)	$(962,124)

Year ended October 31, 2010:
Shares sold	79,011	$760,251
Shares issued to shareholders in reinvestment of dividends	1,012	9,746
Shares redeemed	(190,139)	(1,821,160)

Net increase (decrease) in shares outstanding before conversion	(110,116)	(1,051,163)
Shares converted from Class B (See Note 1)	(196,019)	(1,881,210)

Net increase (decrease)	(306,135)	$(2,932,373)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	5,467	$58,598
Shares issued to shareholders in reinvestment of dividends	32	337
Shares redeemed	(19,899)	(211,426)

Net increase (decrease)	(14,400)	$(152,491)

Year ended October 31, 2010:
Shares sold	18,405	$180,846
Shares issued to shareholders in reinvestment of dividends	90	866
Shares redeemed	(34,082)	(330,222)

Net increase (decrease)	(15,587)	$(148,510)

mainstayinvestments.com    27

Notes to Financial Statements (unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	3,740,643	$42,785,485
Shares issued to shareholders in reinvestment of dividends	251,054	2,827,936
Shares redeemed	(7,629,142)	(90,131,792)

Net increase (decrease)	(3,637,445)	$(44,518,371)

Year ended October 31, 2010:
Shares sold	6,684,422	$68,429,597
Shares issued to shareholders in reinvestment of dividends	387,642	4,000,465
Shares redeemed (a)	(12,545,659)	(131,680,153)

Net increase (decrease)	(5,473,595)	$(59,250,091)

(a) Includes the redemption of 2,491,893 shares through an in-kind transfer of securities in the amount of $25,592,241. (See Note 9)

Note 9–In-Kind Transfer of Securities

During the six-month period ended April 30, 2011, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)

2/26/2010	2,491,893	$25,592,241	$1,594,834

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28    MainStay Common Stock Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Common Stock Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“MSI”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MSI as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MSI in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MSI at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MSI’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com    29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement(Unaudited) (continued)

The Board also examined the nature, extent and quality of the services that MSI provides to the Fund. The Board evaluated MSI’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined MSI’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI’s overall legal and compliance environment. The Board also reviewed MSI’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MSI’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MSI from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MSI in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the

30    MainStay Common Stock Fund

reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com    31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32    MainStay Common Stock Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23021 MS136-11	MSCS10-06/11
21

MainStay Convertible Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	17

Notes to Financial Statements	23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	30

Proxy Voting Policies and Procedures and Proxy Voting Record	33

Shareholder Reports and Quarterly Portfolio Disclosure	33

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	9.26%	12.29%	6.15%	5.58%	1.28%
		Excluding sales charges	15.62	18.82	7.36	6.18	1.28

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9.36	12.52	6.30	5.66	1.05
		Excluding sales charges	15.73	19.07	7.51	6.26	1.05

Class B Shares	Maximum 5% CDSC	With sales charges	10.22	12.95	6.26	5.41	2.03
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	15.22	17.95	6.57	5.41	2.03

Class C Shares	Maximum 1% CDSC	With sales charges	14.23	16.96	6.57	5.40	2.03
	if Redeemed Within One Year of Purchase	Excluding sales charges	15.23	17.96	6.57	5.40	2.03

Class I Shares[4]	No Sales Charge		15.85	19.34	7.74	6.52	0.80

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on November 28, 2008, includes the historical performance of Class A shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Bank of America Merrill Lynch All U.S. Convertible Index[5]	11.55%	15.87%	5.88%	5.65%

Average Lipper Convertible Securities Fund[6]	12.45	17.68	5.50	5.47

5.	The Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all income, dividends and capital gains. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6.	The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,156.20	$6.36	$1,018.90	$5.96

Class A Shares	$1,000.00	$1,157.30	$5.24	$1,019.90	$4.91

Class B Shares	$1,000.00	$1,152.20	$10.35	$1,015.20	$9.69

Class C Shares	$1,000.00	$1,152.30	$10.35	$1,015.20	$9.69

Class I Shares	$1,000.00	$1,158.50	$3.85	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.19% for Investor Class, 0.98% for Class A, 1.94% for Class B and Class C and 0.72% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2011 (excluding short-term investment)

1.	Apache Corp., 6.00%
2.	JPMorgan Chase & Co., 1.50%, due 6/25/15
3.	Cameron International Corp., 2.50%, due 6/15/26
4.	Core Laboratories, L.P., 0.25%, due 10/31/11
5.	Biovail Corp., 5.375%, due 8/1/14

6.	Allegheny Technologies, Inc., 4.25%, due 6/1/14
7.	Incyte Corp., Ltd., 4.75%, due 10/1/15
8.	Citigroup, Inc., 0.75%
9.	EMC Corp., 1.75%, due 12/1/13
10.	BioMarin Pharmaceutical, Inc., 1.875%, due 4/23/17

8    MainStay Convertible Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Convertible Fund returned 15.62% for Investor Class shares, 15.73% for Class A shares, 15.22% for Class B shares and 15.23% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 15.85%. All share classes outperformed the 12.45% return of the average Lipper1 convertible securities fund and the 11.55% return of the Bank of America Merrill Lynch All U.S. Convertible Index2 for the six months ended April 30, 2011. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance of the Bank of America Merrill Lynch All U.S. Convertible Index was driven by several health care holdings that showed strong performance during the reporting period. An overweight position in the energy sector also enhanced the Fund’s relative performance, as rapidly rising oil prices strengthened energy stock performance.

During the reporting period, which industries were the strongest performers and which industries were weak?

During the reporting period, the industry that provided the strongest absolute performance in the Fund was energy equipment & services. The industry’s advance was largely driven by the rising price of crude oil and the termination of a deep-water drilling ban, factors that we feel should increase drilling demand. The second-strongest performing industry on an absolute basis was oil & gas exploration & production, which bene-fited from rising crude oil prices. Pharmaceuticals was the Fund’s third-strongest performing industry, assisted by strong performance from Valeant Pharmaceuticals.

During the reporting period, retail was the Fund’s worst-performing industry on an absolute basis. The Fund’s holdings in this industry lagged, largely because of Great Atlantic & Pacific Tea Company (A&P). When the company filed for bank-ruptcy, its convertible bonds declined dramatically. The Fund’s second-worst performing industry was airlines, which suffered from rising oil prices. After labor, jet fuel is the second largest input cost for the airline industry. The lodging/gambling industry was the Fund’s third-worst performing industry on an absolute basis.

During the reporting period, which individual Fund holdings were the strongest absolute performers and which Fund holdings were particularly weak?

A convertible bond position in Valeant Pharmaceuticals was the Fund’s best-performing holding. The company’s common shares and convertible bonds rose sharply after the company reported two quarters of strong earnings and increased forward earnings expectations. Valeant Pharmaceuticals particularly benefited from cost savings that exceeded previous estimates following the company’s merger with Biovail. The Fund’s second-best- performing holding was a convertible bond position in energy services provider Core Laboratories. The convertible bonds rose in tandem with the company’s common shares, which advanced after Core Laboratories raised its dividend and reiterated ex-pectations that its business of evaluating oil and natural gas reservoirs would continue to expand. The convertible preferred shares of oil & gas producer Apache were also strong performers during the reporting period. The shares rose along with the company’s common stock on expectations that Apache would benefit from rising crude oil prices.

On an absolute basis, the Fund’s worst-performing holding was its convertible bond position in generic drug company Teva Pharmaceutical Industries. The company’s common stock and convertible bonds declined after the company reported lackluster earnings. Investors also were concerned about the sustainability of Teva Pharmaceutical’s leading product, a treatment for multiple sclerosis. As previously noted, the Fund’s convertible bond position in A&P was another weak performer. After years of declining sales and management turnover, the company filed for bankruptcy protection. By the end of the reporting period, the Fund had sold its position in the company. The convertible bonds of airline AMR, the parent company of American Airlines, were also weak performers during the reporting period. The company’s common stock and convertible bonds declined, largely because the sharp rise in crude oil prices directly affected jet fuel costs.

Did the Fund make any significant purchases or sales during the reporting period?

We purchased convertible bonds of drug distributor Omnicare during the reporting period. The decline in the company’s common stock and a change in corporate management presented what we believed to be an attractive entry point to Omnicare convertible bonds. We also initiated a Fund position in convertible preferred shares of utility company PPL after the company offered the shares to the public. At the time of purchase, PPL’s convertible preferred shares paid an 8.75% dividend and the company’s common stock valuation appeared attractive.

We sold the Fund’s position in convertible bonds of auto parts supplier Borg Warner. After a sharp rise in the company’s common stock, we felt that the convertible bonds no longer offered much downside protection. We sold the convertible bonds of medical instruments company NuVasive after several disappointing quarterly earnings reports undermined our earlier opinion of the convertible bonds’ appreciation potential.

  1. See footnote on page 6 for more information about Lipper Inc.
2. See footnote on page 6 for more information on the Bank of America Merrill Lynch All U.S. Convertible Index.

mainstayinvestments.com    9

Were there any changes in the Fund’s sector weightings during the reporting period?

With the purchase of PPL, the Fund’s weighting in the utilities sector increased relative to the Bank of America Merrill Lynch All U.S. Convertible Index. Also, the Fund’s weighting in the real estate industry increased with the purchase of convertible bonds of SL Green, a real estate investment trust. The Fund’s weighting in the health care sector decreased following the redemption of the convertible bonds of Teva Pharmaceutical Industries and Thermo Fisher Scientific.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund was overweight relative to the Bank of America Merrill Lynch All U.S. Convertible Index in the energy and health care sectors. On the same date, the Fund held Index-neutral weightings in the information technology, materials and consumer discretionary sectors. As of April 30, 2011, the Fund was underweight relative to its benchmark in financials.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Convertible Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Principal
	Amount	Value
Convertible Securities 83.3%† Convertible Bonds 67.9%

Aerospace & Defense 2.5%
GenCorp, Inc. 4.063%, due 12/31/39	$11,735,000	$12,263,075
L-3 Communications Corp. 3.00%, due 8/1/35 (a)	6,455,000	6,527,619
3.00%, due 8/1/35	516,000	521,805
Triumph Group, Inc. 2.625%, due 10/1/26	4,654,000	7,411,495

		26,723,994

Airlines 1.3%
AMR Corp. 6.25%, due 10/15/14	13,739,000	13,704,653

Auto Manufacturers 0.2%
Ford Motor Co. 4.25%, due 11/15/16	1,234,000	2,307,580

Auto Parts & Equipment 0.9%
ArvinMeritor, Inc. 4.00%, due 2/15/27	7,801,000	7,830,254
Meritor, Inc. 4.625%, due 3/1/26	1,249,000	1,434,789

		9,265,043

Banks 3.0%
X JPMorgan Chase & Co. 1.50%, due 6/25/15 (a)	20,170,427	32,413,876

Biotechnology 4.4%
Amgen, Inc. 0.375%, due 2/1/13	13,459,000	13,492,648
Gilead Sciences, Inc. 1.00%, due 5/1/14 (a)	12,858,000	13,934,857
X Incyte Corp., Ltd. 4.75%, due 10/1/15	8,975,000	20,362,031

		47,789,536

Coal 2.3%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	5,552,000	7,384,160
Peabody Energy Corp. 4.75%, due 12/15/66	13,794,000	17,759,775

		25,143,935

Commercial Services 2.4%
Avis Budget Group, Inc. 3.50%, due 10/1/14	12,306,000	16,751,542
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	4,007,000	8,805,383

		25,556,925

Computers 3.7%
X EMC Corp. 1.75%, due 12/1/13	10,384,000	18,769,080
Mentor Graphics Corp. 4.00%, due 4/1/31 (a)	2,249,000	2,341,771
NetApp, Inc. 1.75%, due 6/1/13	3,371,000	5,671,708
Quantum Corp. 3.50%, due 11/15/15 (a)	2,268,000	2,426,760
SanDisk Corp. 1.50%, due 8/15/17	8,784,000	10,222,380

		39,431,699

Distribution & Wholesale 0.7%
WESCO International, Inc. 6.00%, due 9/15/29	3,093,000	7,253,085

Diversified Financial Services 0.4%
MF Global Holdings, Ltd. 1.875%, due 2/1/16	3,860,000	4,014,400

Electronics 1.0%
TTM Technologies, Inc. 3.25%, due 5/15/15	7,990,000	11,345,800

Energy—Alternate Sources 1.0%
Covanta Holding Corp. 3.25%, due 6/1/14	9,561,000	11,270,029

Engineering & Construction 0.4%
MasTec, Inc. 4.00%, due 6/15/14	2,910,000	4,637,813

Entertainment 0.9%
International Game Technology 3.25%, due 5/1/14	7,827,000	9,333,698

Food 0.6%
Spartan Stores, Inc. 3.375%, due 5/15/27 (a)	5,749,000	5,583,716
3.375%, due 5/15/27	462,000	448,718

		6,032,434

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Convertible Bonds (continued)

Health Care—Products 2.7%
China Medical Technologies, Inc. 4.00%, due 8/15/13	$16,220,000	$14,435,800
Teleflex, Inc. 3.875%, due 8/1/17	12,299,000	14,420,577

		28,856,377

Insurance 0.4%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	3,647,000	4,371,841

Internet 3.9%
At Home Corp. 4.75%, due 12/31/49 (b)(c)(d)(e)	9,147,056	915
Equinix, Inc. 3.00%, due 10/15/14	9,961,000	11,280,832
TeleCommunication Systems, Inc. 4.50%, due 11/1/14 (a)	4,116,000	3,961,650
VeriSign, Inc. 3.25%, due 8/15/37	9,139,000	11,343,784
WebMD Health Corp. 2.25%, due 3/31/16 (a)	4,864,000	4,918,720
2.50%, due 1/31/18 (a)	9,607,000	10,255,472

		41,761,373

Iron & Steel 3.2%
X Allegheny Technologies, Inc. 4.25%, due 6/1/14	11,467,000	21,013,277
Steel Dynamics, Inc. 5.125%, due 6/15/14	5,597,000	7,038,228
United States Steel Corp. 4.00%, due 5/15/14	4,193,000	6,897,485

		34,948,990

Lodging 1.1%
Home Inns & Hotels Management, Inc. 2.00%, due 12/15/15 (a)	2,489,000	2,709,899
MGM Resorts International 4.25%, due 4/15/15	8,974,000	9,366,612

		12,076,511

Media 0.6%
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	7,352,000	6,920,070

Miscellaneous—Manufacturing 0.5%
Ingersoll-Rand Co. 4.50%, due 4/15/12	1,797,000	5,087,756

Oil & Gas 2.6%
BPZ Resources, Inc. 6.50%, due 3/1/15	3,020,000	3,288,025
St. Mary Land & Exploration Co. 3.50%, due 4/1/27	11,804,000	17,115,800
Transocean, Inc. Series C 1.50%, due 12/15/37	7,726,000	7,581,137

		27,984,962

Oil & Gas Services 5.1%
X Cameron International Corp. 2.50%, due 6/15/26	19,065,000	28,549,837
X Core Laboratories, L.P. 0.25%, due 10/31/11	12,610,000	26,291,850

		54,841,687

Pharmaceuticals 10.1%
X BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	12,639,000	18,089,569
X Biovail Corp. 5.375%, due 8/1/14 (a)	7,007,000	26,136,110
Cephalon, Inc. 2.50%, due 5/1/14	6,573,000	7,986,195
Mylan, Inc. 1.25%, due 3/15/12	13,577,000	15,579,607
Omnicare, Inc. 3.75%, due 12/15/25	6,308,000	8,436,950
Salix Pharmaceuticals, Ltd. 2.75%, due 5/15/15	7,593,000	8,712,968
Savient Pharmaceuticals, Inc. 4.75%, due 2/1/18	10,766,000	13,403,670
ViroPharma, Inc. 2.00%, due 3/15/17	8,333,000	10,270,422

		108,615,491

Real Estate Investment Trusts 1.5%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	6,278,000	8,851,980
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	6,019,000	7,027,183

		15,879,163

Retail 0.8%
Coinstar, Inc. 4.00%, due 9/1/14	5,780,000	8,886,750

Semiconductors 2.6%
Intel Corp. 3.25%, due 8/1/39 (a)	2,579,000	3,294,673
Microchip Technology, Inc. 2.125%, due 12/15/37	8,145,000	11,973,150

12 MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Convertible Bonds (continued)

Semiconductors (continued)

ON Semiconductor Corp. 2.625%, due 12/15/26	$10,793,000	$13,302,372

		28,570,195

Software 1.7%
Microsoft Corp. (zero coupon), due 6/15/13 (a)	8,865,000	9,286,087
Nuance Communications, Inc. 2.75%, due 8/15/27	4,042,000	5,188,918
SYNNEX Corp. 4.00%, due 5/15/18	3,004,000	3,935,240

		18,410,245

Telecommunications 5.4%
Anixter International, Inc. 1.00%, due 2/15/13	6,220,000	8,241,500
Ciena Corp. 0.875%, due 6/15/17	5,242,000	5,202,685
4.00%, due 3/15/15 (a)	2,528,000	3,968,960
Interdigital, Inc. 2.50%, due 3/15/16 (a)	4,820,000	5,416,475
Ixia 3.00%, due 12/15/15 (a)	4,383,000	5,007,578
Leap Wireless International, Inc. 4.50%, due 7/15/14	2,701,000	2,630,099
SBA Communications Corp. 1.875%, due 5/1/13	10,470,000	11,687,137
Virgin Media, Inc. 6.50%, due 11/15/16	8,791,000	15,933,687

		58,088,121

Total Convertible Bonds (Cost $594,111,023)		731,524,032

	Shares
Convertible Preferred Stocks 15.4%

Auto Manufacturers 1.0%
General Motors Co. 4.75%	226,400	11,276,984

Auto Parts & Equipment 0.6%
Goodyear Tire & Rubber Co. (The) 5.88%	103,400	6,181,252

Banks 1.8%
X Citigroup, Inc. 0.75%	145,700	18,946,828

Electric 0.5%
PPL Corp. 9.50%	92,100	5,220,228

Gas 0.5%
CenterPoint Energy, Inc. (f) 3.22%	146,100	5,342,892

Hand & Machine Tools 0.4%
Stanley Black & Decker, Inc. 4.75%	33,800	3,986,710

Insurance 2.3%
Hartford Financial Services Group, Inc. 7.25%	426,167	11,463,892
MetLife, Inc. 5.00%	157,300	13,770,042

		25,233,934

Media 1.1%
Nielsen Holdings N.V. 6.25%	191,600	11,579,825

Oil & Gas 5.4%
X Apache Corp. 6.00%	472,600	33,261,588
Chesapeake Energy Corp. (a) 5.75%	9,400	13,132,552
Energy XXI Bermuda Ltd. 5.63%	18,700	7,454,755
SandRidge Energy, Inc. (a) 7.00%	22,400	4,075,971

		57,924,866

Pharmaceuticals 0.8%
Omnicare Capital Trust II 4.00%	173,200	8,348,240

Real Estate Investment Trusts 0.2%
Health Care REIT, Inc. 6.50%	47,800	2,564,948

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Shares	Value
Convertible Preferred Stocks (continued)

Telecommunications 0.8%
Crown Castle International Corp. 6.25%	150,000	$9,054,000

Total Convertible Preferred Stocks (Cost $146,709,949)		165,660,707

Total Convertible Securities (Cost $740,820,972)		897,184,739

Common Stocks 11.6%

Aerospace & Defense 0.0%‡
Triumph Group, Inc.	3,811	328,203

Apparel 0.9%
Iconix Brand Group, Inc. (g)	392,000	9,600,080

Auto Manufacturers 0.2%
General Motors Co. (g)	55,074	1,767,325
General Motors Corp. (Escrow Shares) (b)(e)(g)	569,200	16,063

		1,783,388

Auto Parts & Equipment 0.1%
Meritor, Inc. (g)	63,300	1,089,393

Banks 0.3%
Bank of America Corp.	189,500	2,327,060
Morgan Stanley	34,800	910,020

		3,237,080

Commercial Services 0.0%‡
Avis Budget Group, Inc. (g)	2,900	54,984

Computers 0.9%
Hewlett-Packard Co.	77,300	3,120,601
Mentor Graphics Corp. (g)	143,900	2,122,525
Synopsys, Inc. (g)	181,000	4,957,590

		10,200,716

Electronics 0.1%
TTM Technologies, Inc. (g)	32,000	611,840

Health Care—Products 0.2%
Boston Scientific Corp. (g)	284,600	2,131,654

Internet 1.4%
Blue Coat Systems, Inc. (g)	232,600	6,698,880
Symantec Corp. (g)	277,000	5,443,050
TeleCommunication Systems, Inc. (g)	768,040	3,540,664

		15,682,594

Oil & Gas 1.0%
Forest Oil Corp. (g)	83,100	2,984,121
Frontier Oil Corp.	187,700	5,244,338
Transocean, Ltd. (g)	35,100	2,553,525

		10,781,984

Oil & Gas Services 2.5%
Baker Hughes, Inc.	124,900	9,668,509
Gulf Island Fabrication, Inc.	16,900	597,246
Halliburton Co.	195,626	9,875,201
ION Geophysical Corp. (g)	530,100	6,700,464

		26,841,420

Pharmaceuticals 1.9%
Merck & Co., Inc.	191,917	6,899,416
Salix Pharmaceuticals, Ltd. (g)	246,800	9,696,772
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (h)	30,920	1,413,972
ViroPharma, Inc. (g)	142,400	2,746,896

		20,757,056

Retail 0.7%
Coinstar, Inc. (g)	23,500	1,268,530
Costco Wholesale Corp.	77,203	6,247,267

		7,515,797

Semiconductors 0.1%
FormFactor, Inc. (g)	78,468	813,713

Semiconductors & Semiconductor Equipment 0.4%
Advanced Micro Devices, Inc. (g)	477,900	4,348,890

Software 0.4%
Microsoft Corp.	191,600	4,985,432

Telecommunications 0.1%
Ixia (g)	37,700	616,018

Transportation 0.4%
Tidewater, Inc.	65,800	3,915,758

Total Common Stocks (Cost $111,636,033)		125,296,000

14 MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of
	Warrants	Value
Warrants 0.2%

Auto Manufacturers 0.2%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (g)	50,067	$1,160,059
Strike Price $18.33 Expires 7/10/19 (g)	50,067	891,198

		2,051,257

Total Warrants (Cost $2,518,207)		2,051,257

	Principal
	Amount
Short-Term Investment 3.8%

Repurchase Agreement 3.8%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $40,326,007 (Collateralized by a United States Treasury Bill with a rate 0.015% and a maturity date of 5/12/11, with a Principal Amount of $41,135,000 and a Market Value of $41,134,777)	$40,325,974	40,325,974

Total Short-Term Investment (Cost $40,325,974)		40,325,974

Total Investments (Cost $895,301,186) (i)	98.9%	1,064,857,970
Other Assets, Less Liabilities	1.1	12,080,532

Net Assets	100.0%	$1,076,938,502

‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Illiquid security—The total market value of this security at April 30, 2011 is $16,978, which represents less than one-tenth of a percent of the Fund’s net assets.
(c)	Restricted security.
(d)	Issue in default.
(e)	Fair valued security. The total market value of these securities at April 30, 2011 is $16,978, which represents less than one-tenth of a percent of the Fund’s net assets.
(f)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(g)	Non-income producing security.
(h)	ADR—American Depositary Receipt.
(i)	At April 30, 2011, cost is $895,299,302 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$181,874,080
Gross unrealized depreciation	(12,315,412)

Net unrealized appreciation	$169,558,668

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$731,523,117	$915	$731,524,032
Convertible Preferred Stocks	165,660,707	—	—	165,660,707

Total Convertible Securities	165,660,707	731,523,117	915	897,184,739

Common Stocks (c)	125,279,937	—	16,063	125,296,000
Warrants	2,051,257	—	—	2,051,257
Short-Term Investment
Repurchase Agreement	—	40,325,974	—	40,325,974

Total Investments in Securities	$292,991,901	$771,849,091	$16,978	$1,064,857,970

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 security valued at $915 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The level 3 security valued at $16,063 is held in Auto Manufacturers within the Common Stock section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

											Change in
											Unrealized
											Appreciation
											(Depreciation)
											from
	Balance			Change in						Balance	Investments
	as of	Accrued	Realized	Unrealized				Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation				in to	out of	April 30,	April 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases		Sales	Level 3	Level 3	2011	2011 (a)
Convertible Bonds Internet	$915	$—	$—	$—	$—		$—	$—	$—	$915	$—
Common Stocks Auto Manufacturers	—	—	—	(4,363)	20,426	(b)	—	—	—	16,063	(4,363)

Total	$915	$—	$—	$(4,363)	$20,426		$—	$—	$—	$16,978	$(4,363)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Positions acquired as a result of a corporate action.

16 MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $895,301,186)	$1,064,857,970
Receivables:
Investment securities sold	28,704,232
Dividends and interest	5,035,586
Fund shares sold	3,686,758
Other assets	70,290

Total assets	1,102,354,836

Liabilities
Payables:
Investment securities purchased	23,062,551
Fund shares redeemed	1,275,947
Manager (See Note 3)	507,559
NYLIFE Distributors (See Note 3)	249,574
Transfer agent (See Note 3)	216,026
Shareholder communication	50,647
Professional fees	46,991
Custodian	3,496
Trustees	1,869
Accrued expenses	1,674

Total liabilities	25,416,334

Net assets	$1,076,938,502

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$620,345
Additional paid-in capital	878,566,996

879,187,341
Undistributed net investment income	1,827,622
Accumulated net realized gain (loss) on investments	26,366,755
Net unrealized appreciation (depreciation) on investments	169,556,784

Net assets	$1,076,938,502

Investor Class
Net assets applicable to outstanding shares	$92,961,405

Shares of beneficial interest outstanding	5,360,376

Net asset value per share outstanding	$17.34
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price per share outstanding	$18.35

Class A
Net assets applicable to outstanding shares	$480,376,958

Shares of beneficial interest outstanding	27,688,452

Net asset value per share outstanding	$17.35
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price per share outstanding	$18.36

Class B
Net assets applicable to outstanding shares	$58,414,003

Shares of beneficial interest outstanding	3,359,572

Net asset value and offering price per share outstanding	$17.39

Class C
Net assets applicable to outstanding shares	$108,802,396

Shares of beneficial interest outstanding	6,262,020

Net asset value and offering price per share outstanding	$17.37

Class I
Net assets applicable to outstanding shares	$336,383,740

Shares of beneficial interest outstanding	19,364,030

Net asset value and offering price per share outstanding	$17.37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest	$11,271,493
Dividends	2,910,827

Total income	14,182,320

Expenses
Manager (See Note 3)	2,795,327
Distribution/Service—Investor Class (See Note 3)	110,790
Distribution/Service—Class A (See Note 3)	529,135
Distribution/Service—Class B (See Note 3)	282,003
Distribution/Service—Class C (See Note 3)	492,987
Transfer agent (See Note 3)	670,583
Professional fees	77,994
Shareholder communication	68,065
Registration	54,005
Trustees	13,291
Custodian	11,275
Miscellaneous	16,092

Total expenses	5,121,547

Net investment income (loss)	9,060,773

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	26,606,554
Net change in unrealized appreciation (depreciation) on investments	100,415,415

Net realized and unrealized gain (loss) on investments	127,021,969

Net increase (decrease) in net assets resulting from operations	$136,082,742

18 MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,060,773	$16,803,759
Net realized gain (loss) on investments	26,606,554	37,675,296
Net change in unrealized appreciation (depreciation) on investments	100,415,415	65,881,876

Net increase (decrease) in net assets resulting from operations	136,082,742	120,360,931

Dividends to shareholders:
From net investment income:
Investor Class	(739,718)	(1,855,020)
Class A	(3,900,135)	(9,144,224)
Class B	(248,238)	(846,508)
Class C	(438,438)	(1,262,714)
Class I	(3,057,019)	(3,930,555)

Total dividends to shareholders	(8,383,548)	(17,039,021)

Capital share transactions:
Net proceeds from sale of shares	254,748,594	300,967,545
Net asset value of shares issued to shareholders in reinvestment of dividends	6,024,404	12,293,067
Cost of shares redeemed	(117,489,639)	(241,206,770)

Increase (decrease) in net assets derived from capital share transactions	143,283,359	72,053,842

Net increase (decrease) in net assets	270,982,553	175,375,752

Net Assets
Beginning of period	805,955,949	630,580,197

End of period	$1,076,938,502	$805,955,949

Undistributed net investment income at end of period	$1,827,622	$1,150,397

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$15.12		$13.02	$10.16	$15.00

Net investment income (loss) (a)	0.15		0.32	0.35	0.16
Net realized and unrealized gain (loss) on investments	2.20		2.10	2.82	(4.85)

Total from investment operations	2.35		2.42	3.17	(4.69)

Less dividends:
From net investment income	(0.13)		(0.32)	(0.31)	(0.15)

Net asset value at end of period	$17.34		$15.12	$13.02	$10.16

Total investment return (b)	15.62	%(c)	18.78%	31.77%	(31.51	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80	%††	2.25%	3.16%	1.69	% ††
Net expenses	1.19	%††	1.28%	1.30%	1.28	% ††
Expenses (before waiver/reimbursement)	1.19	%††	1.28%	1.43%	1.34	% ††
Portfolio turnover rate	43%		80%	68%	103%
Net assets at end of period (in 000’s)	$92,961		$86,301	$78,734	$61,439

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$15.13		$13.03	$10.16	$17.18	$14.51	$13.28

Net investment income (loss) (a)	0.16		0.35	0.38	0.23	0.16	0.16
Net realized and unrealized gain (loss) on investments	2.21		2.10	2.82	(5.74)	2.74	1.23

Total from investment operations	2.37		2.45	3.20	(5.51)	2.90	1.39

Less dividends and distributions:
From net investment income	(0.15)		(0.35)	(0.33)	(0.23)	(0.23)	(0.16)
From net realized gain on investments	—		—	—	(1.28)	—	—

Total dividends and distributions	(0.15)		(0.35)	(0.33)	(1.51)	(0.23)	(0.16)

Net asset value at end of period	$17.35		$15.13	$13.03	$10.16	$17.18	$14.51

Total investment return (b)	15.73	%(c)	19.05%	32.11%	(35.00%)	20.10%	10.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00	%††	2.48%	3.34%	1.57%	1.05%	1.14%
Net expenses	0.98	%††	1.05%	1.10%	1.13%	1.19%	1.20%
Expenses (before waiver/reimbursement)	0.98	%††	1.05%	1.15%	1.13%	1.29%	1.39%
Portfolio turnover rate	43%		80%	68%	103%	113%	72%
Net assets at end of period (in 000’s)	$480,377		$367,972	$355,311	$217,028	$379,148	$340,331

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20 MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$15.16		$13.05	$10.18	$17.21	$14.54	$13.29

Net investment income (loss) (a)	0.08		0.21	0.27	0.11	0.05	0.09
Net realized and unrealized gain (loss) on investments	2.22		2.11	2.83	(5.75)	2.73	1.21

Total from investment operations	2.30		2.32	3.10	(5.64)	2.78	1.30

Less dividends and distributions:
From net investment income	(0.07)		(0.21)	(0.23)	(0.11)	(0.11)	(0.05)
From net realized gain on investments	—		—	—	(1.28)	—	—

Total dividends and distributions	(0.07)		(0.21)	(0.23)	(1.39)	(0.11)	(0.05)

Net asset value at end of period	$17.39		$15.16	$13.05	$10.18	$17.21	$14.54

Total investment return (b)	15.22	%(c)	17.93%	30.83%	(35.55%)	19.25%	9.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04	%††	1.51%	2.42%	0.72%	0.31%	0.68%
Net expenses	1.94	%††	2.03%	2.05%	1.98%	1.94%	1.95%
Expenses (before waiver/reimbursement)	1.94	%††	2.03%	2.19%	2.01%	2.04%	2.14%
Portfolio turnover rate	43%		80%	68%	103%	113%	72%
Net assets at end of period (in 000’s)	$58,414		$54,646	$59,041	$59,071	$116,937	$121,274

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$15.15		$13.04	$10.18	$17.20	$14.53	$13.29

Net investment income (loss) (a)	0.08		0.21	0.27	0.11	0.05	0.07
Net realized and unrealized gain (loss) on investments	2.21		2.11	2.82	(5.74)	2.73	1.22

Total from investment operations	2.29		2.32	3.09	(5.63)	2.78	1.29

Less dividends and distributions:
From net investment income	(0.07)		(0.21)	(0.23)	(0.11)	(0.11)	(0.05)
From net realized gain on investments	—		—	—	(1.28)	—	—

Total dividends and distributions	(0.07)		(0.21)	(0.23)	(1.39)	(0.11)	(0.05)

Net asset value at end of period	$17.37		$15.15	$13.04	$10.18	$17.20	$14.53

Total investment return (b)	15.23	%(c)	17.94%	30.73%	(35.51%)	19.27%	9.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04	%††	1.49%	2.39%	0.75%	0.30%	0.49%
Net expenses	1.94	%††	2.03%	2.05%	2.00%	1.94%	1.95%
Expenses (before waiver/reimbursement)	1.94	%††	2.03%	2.18%	2.04%	2.04%	2.14%
Portfolio turnover rate	43%		80%	68%	103%	113%	72%
Net assets at end of period (in 000’s)	$108,802		$90,474	$72,563	$40,498	$31,158	$24,640

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class I
				November 28,
	Six months		Year	2008**
	ended		ended	through
	April 30,		October 31,	October 31,
	2011*		2010	2009
Net asset value at beginning of period	$15.15		$13.04	$9.55

Net investment income (loss) (a)	0.18		0.38	0.38
Net realized and unrealized gain (loss) on investments	2.21		2.12	3.44

Total from investment operations	2.39		2.50	3.82

Less dividends:
From net investment income	(0.17)		(0.39)	(0.33)

Net asset value at end of period	$17.37		$15.15	$13.04

Total investment return (b)	15.85	%(c)	19.41%	40.46	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	%††	2.66%	3.33	%††
Net expenses	0.72	%††	0.80%	0.86	%††
Expenses (before reimbursement/waiver)	0.72	%††	0.80%	0.89	%††
Portfolio turnover rate	43%		80%	68%
Net assets at end of period (in 000’s)	$336,384		$206,563	$64,931

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

22 MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Convertible Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange

mainstayinvestments.com    23

Notes to Financial Statements (unaudited) (continued)

on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund held securities with a value of $16,978 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if

24    MainStay Convertible Fund

any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(I) Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(J) Concentration of Risk. The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally,

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Notes to Financial Statements (unaudited) (continued)

in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

	Statement of
	Assets and	Equity
	Liabilities	Contracts
	Location	Risk	Total

Warrants	Investments in securities, at value	$2,051,257	$2,051,257

Total Value		$2,051,257	$2,051,257

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011.

Change in Appreciation (Depreciation)

	Statements of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on security transactions	$(466,950)	$(466,950)

Total Change in Appreciation (Depreciation)		$(466,950)	$(466,950)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Warrants (2)	100,134	100,134

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate was 0.59% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $2,795,327.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average

26    MainStay Convertible Fund

daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $18,630 and $65,995, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $1, $6,398, $32,801 and $3,916, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$133,730

Class A	182,244

Class B	85,068

Class C	148,379

Class I	121,162

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$297	0.0	%‡

Class B	171	0.0	‡

Class I	48,576	0.0	‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $15,819. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes capital loss carryforwards of $241,683 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$242

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statements of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$17,039,021

Note 5–Restricted Security

As of April 30, 2011, the Fund held the following restricted security:

	Date of	Principal		4/30/11	Percentage of
Security	Acquisition	Amount	Cost	Value	Net Assets

At Home Corp.
Convertible Bond 4.75%, due 12/31/49	07/25/01	$9,147,056	$674,023	$915	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional

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Notes to Financial Statements (unaudited) (continued)

maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $512,825 and $391,912, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	299,108	$4,939,775
Shares issued to shareholders in reinvestment of dividends	44,635	732,079
Shares redeemed	(351,664)	(5,744,961)

Net increase (decrease) in shares outstanding before conversion	(7,921)	(73,107)
Shares converted into Investor Class (See Note 1)	169,326	2,789,345
Shares converted from Investor Class (See Note 1)	(508,238)	(8,262,500)

Net increase (decrease)	(346,833)	$(5,546,262)

Year ended October 31, 2010:
Shares sold	417,765	$5,911,854
Shares issued to shareholders in reinvestment of dividends	130,423	1,834,207
Shares redeemed	(792,321)	(11,171,986)

Net increase (decrease) in shares outstanding before conversion	(244,133)	(3,425,925)
Shares converted into Investor Class (See Note 1)	426,571	6,033,494
Shares converted from Investor Class (See Note 1)	(522,362)	(7,460,031)

Net increase (decrease)	(339,924)	$(4,852,462)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	6,210,301	$102,342,380
Shares issued to shareholders in reinvestment of dividends	198,964	3,274,636
Shares redeemed	(3,657,537)	(60,098,145)

Net increase (decrease) in shares outstanding before conversion	2,751,728	45,518,871
Shares converted into Class A (See Note 1)	637,159	10,361,797
Shares converted from Class A (See Note 1)	(25,111)	(424,368)

Net increase (decrease)	3,363,776	$55,456,300

Year ended October 31, 2010:
Shares sold	6,759,032	$95,814,997
Shares issued to shareholders in reinvestment of dividends	551,531	7,757,414
Shares redeemed	(9,769,724)	(137,788,175)

Net increase (decrease) in shares outstanding before conversion	(2,459,161)	(34,215,764)
Shares converted into Class A (See Note 1)	941,155	13,401,042
Shares converted from Class A (See Note 1)	(91,343)	(1,337,331)
Shares converted from Class A (a)	(1,343,100)	(18,709,381)

Net increase (decrease)	(2,952,449)	$(40,861,434)

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	267,763	$4,416,589
Shares issued to shareholders in reinvestment of dividends	12,988	212,967
Shares redeemed	(252,413)	(4,126,056)

Net increase (decrease) in shares outstanding before conversion	28,338	503,500
Shares converted from Class B (See Note 1)	(273,092)	(4,464,274)

Net increase (decrease)	(244,754)	$(3,960,774)

Year ended October 31, 2010:
Shares sold	495,225	$7,022,583
Shares issued to shareholders in reinvestment of dividends	52,723	743,905
Shares redeemed	(713,434)	(10,080,766)

Net increase (decrease) in shares outstanding before conversion	(165,486)	(2,314,278)
Shares converted from Class B (See Note 1)	(753,246)	(10,637,174)

Net increase (decrease)	(918,732)	$(12,951,452)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	908,408	$14,987,506
Shares issued to shareholders in reinvestment of dividends	17,686	290,214
Shares redeemed	(635,603)	(10,402,019)

Net increase (decrease)	290,491	$4,875,701

Year ended October 31, 2010:
Shares sold	1,605,272	$22,743,678
Shares issued to shareholders in reinvestment of dividends	59,035	833,214
Shares redeemed	(1,255,621)	(17,676,182)

Net increase (decrease)	408,686	$5,900,710

28    MainStay Convertible Fund

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	7,873,156	$128,062,344
Shares issued to shareholders in reinvestment of dividends	91,648	1,514,508
Shares redeemed	(2,238,650)	(37,118,458)

Net increase (decrease)	5,726,154	$92,458,394

Year ended October 31, 2010:
Shares sold	11,801,058	$169,474,433
Shares issued to shareholders in reinvestment of dividends	79,699	1,124,327
Shares redeemed	(4,562,713)	(64,489,661)

Net increase (decrease) in shares outstanding before conversion	7,318,044	106,109,099
Shares converted into Class I (a)	1,341,173	18,709,381

Net increase (decrease)	8,659,217	$124,818,480

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Convertible Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MacKay Shields as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MacKay Shields in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MacKay Shields at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MacKay Shields’ compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

30    MainStay Convertible Fund

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the

mainstayinvestments.com    31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32    MainStay Convertible Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    33

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors
LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-A23039 MS136-11	MSC10-06/11
05

MainStay Flexible Bond Opportunities Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	27

Notes to Financial Statements	35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	45

Proxy Voting Policies and Procedures and Proxy Voting Record	49

Shareholder Reports and Quarterly Portfolio Disclosure	49

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	–1.77%	2.49%	6.01%	6.76%	1.71%
		Excluding sales charges	2.86	7.32	6.99	7.25	1.71

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–1.65	2.75	6.11	6.81	1.47
		Excluding sales charges	2.99	7.59	7.09	7.30	1.47

Class B Shares	Maximum 5% CDSC	With sales charges	–2.49	1.59	5.86	6.46	2.46
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	2.51	6.59	6.18	6.46	2.46

Class C Shares	Maximum 1% CDSC	With sales charges	1.51	5.60	6.18	6.46	2.46
	if Redeemed Within One Year of Purchase	Excluding sales charges	2.51	6.60	6.18	6.46	2.46

Class I Shares[4]	No Sales Charge		3.11	7.85	7.45	7.63	1.21

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Barclays Capital U.S. Aggregate Bond Index[5]	0.02%	5.36%	6.33%	5.74%

Average Lipper Multi-Sector Income Fund[6]	3.07	8.68	6.52	7.20

5.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
6.	The average Lipper multi-sector income fund is representative of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Flexible Bond Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay Flexible Bond Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,028.60	$6.39	$1,018.50	$6.36

Class A Shares	$1,000.00	$1,029.90	$5.28	$1,019.60	$5.26

Class B Shares	$1,000.00	$1,025.10	$10.14	$1,014.80	$10.09

Class C Shares	$1,000.00	$1,025.10	$10.14	$1,014.80	$10.09

Class I Shares	$1,000.00	$1,031.10	$4.03	$1,020.80	$4.01

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.27% for Investor Class, 1.05% for Class A, 2.02% for Class B and Class C and 0.80% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

Corporate Bonds	53.7
Yankee Bonds	10.2
Loan Assignments & Participations	7.4
Short-Term Investment	6.6
Convertible Bonds	6.4
Asset-Backed Securities	4.5
U.S. Government & Federal Agencies	4.5
Foreign Bonds	3.4
Convertible Preferred Stocks	2.2
Other Assets, Less Liabilities	1.3
Common Stocks	0.7
Municipal Bonds	0.7
Mortgage-Backed Securities	0.5
Warrants	0.4
Investments Sold Short	(2.5)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2011 (excluding short-term investment)

1.	United States Treasury Inflation Indexed Note, 1.25%, due 7/15/20
2.	United States Treasury Bonds, 3.50%–3.875%, due 2/15/39–8/15/40
3.	Bank of America Corp.
4.	EGG Banking PLC, 6.875%–7.50%, due 12/29/21–5/29/49
5.	Chesapeake Energy Corp.
6.	Novelis, Inc., 4.00%–8.75%, due 3/10/17–12/15/20
7.	Crown Castle International Corp.
8.	Delta Air Lines, Inc., 5.30%–12.25%, due 3/15/15–4/15/19
9.	Capital One Capital III, 7.686%, due 8/15/36
10.	Hertz Corp. (The), 3.75%–8.875%, due 1/1/14–1/15/21

8    MainStay Flexible Bond Opportunities Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Flexible Bond Opportunities Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Flexible Bond Opportunities Fund returned 2.86% for Investor Class shares, 2.99% for Class A shares and 2.51% for Class B shares and Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 3.11%. Class I shares outperformed—and Investor Class, Class A, Class B and Class C shares underperformed—the 3.07% return of the average Lipper1 multi-sector income fund for the six months ended April 30, 2011. All share classes outperformed the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index2 over the same period. The Barclays Capital U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

Were there any changes made to the Fund during the reporting period?

Effective February 28, 2011, MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund and modifications were made to its investment objective and principal investment strategies. As of February 28, 2011, the Fund seeks to provide current income and total return by investing primarily in domestic and foreign debt securities. For current information regarding the Fund’s investment objective, fees and expenses, principal investment strategies, principal risks and other matters, please refer to the Prospectus dated February 28, 2011.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Barclays Capital U.S. Aggregate Bond Index during the reporting period primarily because of its overweight positions in high-yield corporate bonds and convertible securities and its underweight position in U.S. Treasurys. Investors displayed a strong appetite for risk during the reporting period, as they sought to enhance yield and return. As a result, assets with a higher degree of risk (such as high-yield corporate bonds) and equity-sensitive products (such as convertible securities) outperformed higher-quality bonds.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used currency forwards4 for hedging purposes. These currency forwards detracted from the Fund’s performance. Since their intended use was as a hedging vehicle, however, the overall impact was neutral.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was shorter than that of the Barclays Capital U.S. Aggregate Bond Index, in large part because of the Fund’s overweight position in high-yield corporate bonds, which tend to have shorter durations. These bonds also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We did not make many material changes to the Fund’s positioning during the reporting period. Prior to the reporting period, we had judged the Federal Reserve’s accommodative monetary policy and an increase in market liquidity as positive signs of a rally in the corporate bond market, especially among high-yield corporate bonds. We had positioned the Fund for such an event by increasing the Fund’s volatility in relation to the market as a whole. Although we stopped increasing volatility prior to the reporting period, we continued to believe that Federal Reserve policy favored an ongoing rally in high-yield corporate bonds.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, the Fund’s positioning in higher-yielding assets, including high-yield corporate bonds and convertible securities, made the strongest contribution to performance. Within the high-yield corporate bond sector, the Fund’s exposure to the financials, airlines and utilities industries con-tributed positively to performance. The Fund’s positioning in the auto industry detracted from performance toward the end of the reporting period because of concerns about higher oil prices and soft sales reports.

Overall, the Fund’s investments in non-dollar bonds performed well during the reporting period, although these positions gave back some of their gains relative to the Barclays Capital U.S. Aggregate Bond Index toward the end of the reporting period.

An underweight position in agency mortgages was a drag on the Fund’s performance relative to the Barclays Capital U.S. Aggregate Bond Index, as this sector performed well during the reporting period. Our decision to underweight agency mortgages, however, allowed us to fund purchases in higher-yielding assets, particularly corporate bonds, which were positive contributors.

  1. See footnote on page 6 for more information on Lipper Inc.

2. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. A currency forward is a forward contract in the foreign exchange market that locks in the price at which an entity can buy or sell a currency on a future date.

mainstayinvestments.com    9

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund initiated long positions in home builder Meritage Homes and Canadian oil sands producer MEG Energy. We established short positions for the Fund in movie theater owner and operator AMC Entertainment and jeans and casual wear manufacturer Levi Strauss. We sold Fund posi-tions in agricultural chemicals manufacturer CF Industries, specialty materials company Rohm and Haas and specialty chemicals company Lyondell Chemical.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we slightly increased the Fund’s exposure to convertible securities while modestly decreasing its exposure to high-yield corporate bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund’s most substantially overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index were in high-yield corporate bonds, investment-grade corporate bonds, bank debt and convertible securities. We favored cyclical sectors because of our positive expectations for the economy and the high-yield corporate bond market. We also favored financials—specifically banks—in light of the governmental support they have received. We also felt that the steepness of the yield curve5 would be conducive to earnings for financials companies.

As of April 30, 2011, the Fund’s most substantially underweight positions relative to the Barclays Capital U.S. Aggregate Bond Index were in U.S. Treasurys and agency securities.

 5. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Flexible Bond Opportunities Fund

Portfolio of Investments††† April 30, 2011 (unaudited)

	Principal
	Amount	Value
Long-Term Bonds 91.3%† Asset-Backed Securities 4.5%

Airlines 0.6%
American Airlines Pass-Through Trust Series 2001-1, Class A1 6.977%, due 5/23/21	$1,013,034	$881,340
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	147,860	153,774
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 11/1/19	470,953	480,372
United Air Lines, Inc. Series 2009-2, Class A 9.75%, due 1/15/17	922,852	1,049,744

		2,565,230

Home Equity 2.9%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.273%, due 10/25/36 (a)	1,188,099	950,346
Citicorp Residential Mortgage Securities, Inc. Series 2006-3, Class A3 5.61%, due 11/25/36 (b)	16,080	16,105
Series 2006-1, Class A3 5.706%, due 7/25/36 (b)	45,957	46,292
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.283%, due 5/25/37 (a)	783,429	707,235
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.273%, due 4/25/37 (a)	358,261	333,861
First NLC Trust Series 2007-1, Class A1 0.283%, due 8/25/37 (a)(c)	726,623	448,578
GSAA Home Equity Trust Series 2006-14, Class A1 0.263%, due 9/25/36 (a)	1,434,289	686,333
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.343%, due 4/25/37 (a)	502,976	383,088
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.313%, due 4/25/37 (a)	1,098,592	948,895
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.313%, due 3/25/47 (a)	598,142	463,269
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.263%, due 11/25/36 (a)	175,775	76,155
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.323%, due 3/25/37 (a)	1,409,495	1,009,359
Morgan Stanley ABS Capital I, Inc. Series 2006-HE6, Class A2B 0.313%, due 9/25/36 (a)	1,497,523	1,308,897
Series 2006-HE8, Class A2B 0.313%, due 10/25/36 (a)	492,398	337,097
Series 2007-HE4, Class A2A 0.323%, due 2/25/37 (a)	362,951	332,465
Series 2007-NC2, Class A2FP 0.363%, due 2/25/37 (a)	789,252	518,451
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37	1,146,591	857,123
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.303%, due 5/25/37 (a)	848,835	479,751
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.293%, due 6/25/37 (a)	1,532,324	1,339,174
Series 2006-EQ2, Class A2 0.323%, due 1/25/37 (a)	727,432	633,368

		11,875,842

Student Loans 1.0%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.632%, due 5/25/29 (a)	4,212,556	3,807,146

Total Asset-Backed Securities (Cost $18,278,274)		18,248,218

Convertible Bonds 6.4%

Aerospace & Defense 0.1%
Triumph Group, Inc. 2.625%, due 10/1/26	324,000	515,970

Airlines 0.1%
AMR Corp. 6.25%, due 10/15/14	534,000	532,665

Auto Manufacturers 0.1%
Ford Motor Co. 4.25%, due 11/15/16	286,000	534,820

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Convertible Bonds (continued)

Auto Parts & Equipment 0.2%
ArvinMeritor, Inc. 4.00%, due 2/15/27	$922,000	$925,458

Banks 0.1%
JPMorgan Chase & Co. 1.50%, due 6/25/15 (c)	129,375	207,906

Biotechnology 0.5%
Amgen, Inc. 0.375%, due 2/1/13	196,000	196,490
Gilead Sciences, Inc. 1.00%, due 5/1/14 (c)	574,000	622,072
Life Technologies Corp. 1.50%, due 2/15/24	12,000	14,175
3.25%, due 6/15/25	1,055,000	1,202,700

		2,035,437

Coal 0.4%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	574,000	763,420
Peabody Energy Corp. 4.75%, due 12/15/66	609,000	784,088

		1,547,508

Computers 0.4%
EMC Corp. 1.75%, due 12/1/13	790,000	1,427,925
SanDisk Corp. 1.50%, due 8/15/17	286,000	332,832

		1,760,757

Distribution & Wholesale 0.2%
WESCO International, Inc. 6.00%, due 9/15/29	408,000	956,760

Electronics 0.2%
TTM Technologies, Inc. 3.25%, due 5/15/15	584,000	829,280

Energy—Alternate Sources 0.3%
Covanta Holding Corp. 3.25%, due 6/1/14	1,165,000	1,373,244

Entertainment 0.2%
International Game Technology 3.25%, due 5/1/14	506,000	603,405

Food 0.0%‡
Spartan Stores, Inc. 3.375%, due 5/15/27 (c)	118,000	114,608
3.375%, due 5/15/27	40,000	38,850

		153,458

Health Care—Products 0.3%
Beckman Coulter, Inc. 2.50%, due 12/15/36	93,000	111,251
Teleflex, Inc. 3.875%, due 8/1/17	850,000	996,625

		1,107,876

Internet 0.0%‡
At Home Corp. 4.75%, due 12/31/49 (d)(e)(f)(g)	504,238	50

Iron & Steel 0.7%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	787,000	1,442,177
ArcelorMittal 5.00%, due 5/15/14	429,000	629,021
Steel Dynamics, Inc. 5.125%, due 6/15/14	443,000	557,073
United States Steel Corp. 4.00%, due 5/15/14	204,000	335,580

		2,963,851

Media 0.1%
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	269,000	253,196

Mining 0.1%
Alcoa, Inc. 5.25%, due 3/15/14	82,000	223,245

Miscellaneous—Manufacturing 0.5%
Danaher Corp. (zero coupon), due 1/22/21	522,000	836,505
Ingersoll-Rand Co. 4.50%, due 4/15/12	115,000	325,594
Textron, Inc. 4.50%, due 5/1/13	503,000	1,033,036

		2,195,135

Oil & Gas 0.3%
St. Mary Land & Exploration Co. 3.50%, due 4/1/27	635,000	920,750
Transocean, Inc. Series C 1.50%, due 12/15/37	154,000	151,113

		1,071,863

12 MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Convertible Bonds (continued)

Oil & Gas Services 0.6%
Cameron International Corp. 2.50%, due 6/15/26	$861,000	$1,289,347
Core Laboratories, L.P. 0.25%, due 10/31/11	517,000	1,077,945

		2,367,292

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	489,000	570,908

Semiconductors 0.3%
Microchip Technology, Inc. 2.125%, due 12/15/37	299,000	439,530
ON Semiconductor Corp. 2.625%, due 12/15/26	584,000	719,780

		1,159,310

Software 0.1%
Microsoft Corp. (zero coupon), due 6/15/13 (c)	140,000	146,650
SYNNEX Corp. 4.00%, due 5/15/18	299,000	391,690

		538,340

Telecommunications 0.5%
Anixter International, Inc. 1.00%, due 2/15/13	549,000	727,425
Ixia 3.00%, due 12/15/15 (c)	79,000	90,257
Leap Wireless International, Inc. 4.50%, due 7/15/14	6,000	5,843
SBA Communications Corp. 1.875%, due 5/1/13	934,000	1,042,577

		1,866,102

Total Convertible Bonds (Cost $25,183,290)		26,293,836

Corporate Bonds 53.7%

Advertising 0.5%
Lamar Media Corp.
Series C 6.625%, due 8/15/15	1,000,000	1,021,250
6.625%, due 8/15/15	920,000	940,700

		1,961,950

Aerospace & Defense 0.8%
BE Aerospace, Inc. 6.875%, due 10/1/20	2,000,000	2,105,000
8.50%, due 7/1/18	60,000	66,900
TransDigm, Inc. 7.75%, due 12/15/18 (c)	1,000,000	1,077,500

		3,249,400

Agriculture 0.1%
Altria Group, Inc. 9.70%, due 11/10/18	295,000	392,786

Airlines 1.4%
Continental Airlines, Inc. 7.875%, due 1/2/20	782,086	766,444
9.798%, due 4/1/21	962,657	1,015,603
X Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 4/15/19	2,000,000	2,002,500
Series 2010-1 Class A Pass Through Trust 6.20%, due 7/2/18	543,561	561,226
Series 2010-2, Class B Pass Through Trust 6.75%, due 11/23/15	750,000	720,000
12.25%, due 3/15/15 (c)	600,000	673,500

		5,739,273

Auto Manufacturers 1.0%
Ford Motor Co. 6.625%, due 10/1/28	280,000	283,040
General Motors Corp. (Escrow Shares) 8.375%, due 7/15/33 (g)	11,365,000	324,179
Navistar International Corp. 8.25%, due 11/1/21	2,940,000	3,278,100

		3,885,319

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 10.50%, due 5/15/16	230,000	260,475

Banks 5.6%
AgriBank FCB 9.125%, due 7/15/19	1,600,000	1,960,914
Ally Financial, Inc. 4.50%, due 2/11/14	259,000	261,590
6.75%, due 12/1/14	254,000	270,565
7.50%, due 9/15/20 (c)	571,000	622,390
8.30%, due 2/12/15	700,000	787,500
BAC Capital Trust XIV 5.63%, due 9/29/49 (a)(h)	800,000	620,000
X Bank of America Corp. 5.625%, due 7/1/20	4,400,000	4,618,099
CIT Group, Inc.
7.00%, due 5/1/14	23,600	24,043
7.00%, due 5/1/15	157,705	159,873

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Banks (continued)

CIT Group, Inc. (continued)
7.00%, due 5/1/16	$409,843	$412,917
7.00%, due 5/1/17	2,468,580	2,488,637
Citigroup, Inc. 8.50%, due 5/22/19	45,000	56,069
Discover Bank/Greenwood DE 7.00%, due 4/15/20 (h)	3,000,000	3,373,593
JPMorgan Chase & Co. 7.90%, due 4/29/49 (a)	2,700,000	2,966,571
Morgan Stanley 5.625%, due 9/23/19	100,000	103,940
PNC Funding Corp. 5.625%, due 2/1/17	2,675,000	2,939,501
Whitney National Bank 5.875%, due 4/1/17	1,000,000	998,852

		22,665,054

Beverages 0.0%‡
Constellation Brands, Inc. 7.25%, due 9/1/16	155,000	168,950

Building Materials 1.2%
Associated Materials LLC 9.125%, due 11/1/17 (c)	1,500,000	1,614,375
Boise Cascade LLC 7.125%, due 10/15/14	1,600,000	1,596,000
Texas Industries, Inc. 9.25%, due 8/15/20	1,030,000	1,109,825
USG Corp. 9.75%, due 1/15/18	445,000	468,362

		4,788,562

Chemicals 2.9%
Chevron Phillips Chemical Co. LLC 8.25%, due 6/15/19 (c)	1,750,000	2,158,299
Dow Chemical Co. (The) 8.55%, due 5/15/19	1,330,000	1,705,181
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	1,500,000	1,627,500
Huntsman International LLC 5.50%, due 6/30/16	875,000	872,813
7.375%, due 1/1/15	1,500,000	1,535,625
Momentive Performance Materials, Inc. 9.00%, due 1/15/21 (c)	1,000,000	1,077,500
Nalco Co. 6.625%, due 1/15/19 (c)	1,500,000	1,545,000
Vertellus Specialties, Inc. 9.375%, due 10/1/15 (c)	1,250,000	1,315,625

		11,837,543

Coal 0.7%
Arch Coal, Inc. 7.25%, due 10/1/20	2,000,000	2,157,500
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17 (h)	750,000	821,250

		2,978,750

Commercial Services 3.5%
Aramark Corp. 8.50%, due 2/1/15	900,000	939,375
Avis Budget Car Rental LLC 7.625%, due 5/15/14	240,000	244,800
8.25%, due 1/15/19	1,500,000	1,593,750
Ford Holdings LLC 9.30%, due 3/1/30	155,000	193,488
Geo Group, Inc. (The) 6.625%, due 2/15/21 (c)	1,500,000	1,496,250
X Hertz Corp. (The)
6.75%, due 4/15/19 (c)	500,000	510,000
7.375%, due 1/15/21 (c)	2,000,000	2,100,000
8.875%, due 1/1/14	116,000	118,900
Iron Mountain, Inc. 8.00%, due 6/15/20	205,000	214,738
8.375%, due 8/15/21	1,770,000	1,885,050
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 6.50%, due 8/1/49 (f)(g)(i)	5,000	260
9.75%, due 1/15/49 (f)(g)(i)	160,000	8,320
Service Corp. International 8.00%, due 11/15/21	450,000	497,250
Stewart Enterprises, Inc. 6.50%, due 4/15/19 (c)	2,000,000	2,015,000
United Rentals North America, Inc. 9.25%, due 12/15/19	2,250,000	2,542,500

		14,359,681

Computers 0.2%
SunGard Data Systems, Inc. 10.25%, due 8/15/15	700,000	735,000

Diversified Financial Services 0.9%
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	€1,500,000	2,010,661

14 MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Diversified Financial Services (continued)

General Electric Capital Corp. 6.50%, due 9/15/67 (a)	£1,000,000	$1,636,943

		3,647,604

Electric 0.4%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	$274,000	294,572
NRG Energy, Inc. 8.50%, due 6/15/19	450,000	479,250
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	1,022,280	1,027,391

		1,801,213

Entertainment 0.9%
Isle of Capri Casinos, Inc. 7.00%, due 3/1/14	1,082,000	1,084,705
Mohegan Tribal Gaming Authority 6.125%, due 2/15/13	1,000,000	867,500
Pinnacle Entertainment, Inc. 7.50%, due 6/15/15	1,825,000	1,861,500
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (f)(g)	52,777	36,944

		3,850,649

Environmental Controls 0.2%
EnergySolutions, Inc./EnergySolutions LLC 10.75%, due 8/15/18 (c)	675,000	749,250

Finance—Consumer Loans 1.7%
American General Finance Corp. 3.25%, due 1/16/13	750,000	1,039,606
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)(h)	2,925,000	2,848,219
SLM Corp. 4.75%, due 3/17/14	€1,000,000	1,422,465
6.25%, due 1/25/16	$500,000	530,172
8.00%, due 3/25/20	500,000	553,664
Springleaf Finance Corp. 6.90%, due 12/15/17	585,000	548,438

		6,942,564

Finance—Credit Card 1.6%
American Express Co. 6.80%, due 9/1/66 (a)	2,625,000	2,743,125
X Capital One Capital III 7.686%, due 8/15/36	3,800,000	3,914,000

		6,657,125

Finance—Other Services 0.7%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 7.75%, due 1/15/16	2,675,000	2,755,250

Forest Products & Paper 0.8%
Boise Paper Holdings LLC/Boise Finance Co. 9.00%, due 11/1/17	1,000,000	1,113,750
Domtar Corp. 10.75%, due 6/1/17	900,000	1,138,500
International Paper Co. 7.30%, due 11/15/39	850,000	970,600

		3,222,850

Health Care—Products 0.7%
Alere, Inc. 8.625%, due 10/1/18	1,500,000	1,605,000
9.00%, due 5/15/16	600,000	643,500
Bausch & Lomb, Inc. 9.875%, due 11/1/15	405,000	436,388

		2,684,888

Home Builders 1.9%
Beazer Homes USA, Inc. 8.125%, due 6/15/16 (h)	1,005,000	992,437
K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16 (h)	2,150,000	2,289,750
Lennar Corp. 6.95%, due 6/1/18	250,000	245,625
MDC Holdings, Inc. 5.625%, due 2/1/20	850,000	841,546
Meritage Homes Corp. 6.25%, due 3/15/15	2,400,000	2,394,000
Standard Pacific Corp. 8.375%, due 5/15/18	1,000,000	1,035,000

		7,798,358

Household Products & Wares 0.7%
ACCO Brands Corp. 10.625%, due 3/15/15	400,000	451,000
Jarden Corp. 7.50%, due 1/15/20	1,500,000	1,601,250
Reynolds Group Issuer, Inc. 7.75%, due 10/15/16 (c)	750,000	795,000

		2,847,250

Insurance 2.5%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)(h)	875,000	903,437
American International Group, Inc. 4.875%, due 3/15/67 (a)	€1,500,000	1,832,923
Series A2 5.75%, due 3/15/67 (a)	£500,000	722,426

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Insurance (continued)

Farmers Exchange Capital 7.20%, due 7/15/48 (c)	$740,000	$723,892
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	775,000	753,053
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (c)	555,000	563,325
10.75%, due 6/15/88 (a)(c)	1,150,000	1,564,000
Lincoln National Corp. 7.00%, due 5/17/66 (a)	850,000	878,730
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	1,150,000	1,287,614
9.25%, due 6/15/39 (c)	250,000	332,521
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	750,000	793,125

		10,355,046

Iron & Steel 0.2%
Allegheny Ludlum Corp. 6.95%, due 12/15/25 (h)	850,000	923,449

Leisure Time 0.1%
Harley-Davidson Funding Corp. 6.80%, due 6/15/18 (c)	500,000	559,727

Lodging 0.2%
MGM Mirage, Inc. 7.50%, due 6/1/16 (h)	235,000	227,950
MGM Resorts International 11.125%, due 11/15/17	400,000	465,000

		692,950

Machinery—Construction & Mining 0.4%
Caterpillar, Inc. 6.05%, due 8/15/36	70,000	79,817
Terex Corp. 8.00%, due 11/15/17	1,450,000	1,533,375

		1,613,192

Machinery—Diversified 0.2%
CNH America LLC 7.25%, due 1/15/16	800,000	874,000

Media 2.5%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, due 1/15/19	1,200,000	1,257,000
Cequel Communications Holdings/LLC and Cequel Capital Corp. 8.625%, due 11/15/17 (c)	1,150,000	1,233,375
COX Communications, Inc. 6.95%, due 6/1/38 (c)	2,750,000	3,081,414
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 4.60%, due 2/15/21 (h)	3,500,000	3,486,959
DISH DBS Corp. 7.125%, due 2/1/16 (h)	1,000,000	1,065,000
Morris Publishing Group LLC 10.00%, due 9/1/14 (f)	61,961	60,412
Time Warner Cable, Inc. 8.25%, due 2/14/14	140,000	163,625

		10,347,785

Metal Fabricate & Hardware 0.3%
Mueller Water Products, Inc. 7.375%, due 6/1/17	415,000	411,888
8.75%, due 9/1/20	855,000	951,187

		1,363,075

Mining 1.2%
Alcoa, Inc. 6.15%, due 8/15/20	1,750,000	1,884,351
Aleris International, Inc. 7.625%, due 2/15/18 (c)	1,750,000	1,793,750
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 4/1/17 (h)	970,000	1,069,425

		4,747,526

Miscellaneous—Manufacturing 1.3%
American Railcar Industries, Inc. 7.50%, due 3/1/14	1,405,000	1,443,638
Cargill, Inc. 4.375%, due 6/1/13 (c)	85,000	90,033
Colt Defense LLC/Colt Finance Corp. 8.75%, due 11/15/17 (c)	463,000	386,605
Hexcel Corp. 6.75%, due 2/1/15	333,000	341,325
Koppers, Inc. 7.875%, due 12/1/19	500,000	545,000
Polypore International, Inc. 7.50%, due 11/15/17 (c)	1,000,000	1,059,375
SPX Corp. 6.875%, due 9/1/17 (c)	1,000,000	1,070,000
7.625%, due 12/15/14	295,000	326,344

		5,262,320

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	1,225,000	1,312,281

16 MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Oil & Gas 5.0%
Berry Petroleum Co. 6.75%, due 11/1/20 (h)	$1,500,000	$1,556,250
X Chesapeake Energy Corp. 6.50%, due 8/15/17	335,000	365,150
6.625%, due 8/15/20 (h)	3,000,000	3,232,500
Concho Resources, Inc./Midland TX 7.00%, due 1/15/21	2,150,000	2,268,250
Denbury Resources, Inc. 6.375%, due 8/15/21 (h)	1,000,000	1,030,000
9.75%, due 3/1/16 (h)	145,000	163,487
Frontier Oil Corp. 6.875%, due 11/15/18	700,000	731,500
8.50%, due 9/15/16	100,000	108,500
Hilcorp Energy I, L.P./Hilcorp Finance Co. 7.625%, due 4/15/21 (c)	1,500,000	1,575,000
9.00%, due 6/1/16 (c)	200,000	209,000
Linn Energy LLC/Linn Energy Finance Corp. 7.75%, due 2/1/21 (c)	1,000,000	1,071,250
Nabors Industries, Inc. 5.00%, due 9/15/20 (h)	1,200,000	1,219,673
Range Resources Corp. 8.00%, due 5/15/19	2,070,000	2,282,175
Swift Energy Co. 8.875%, due 1/15/20	500,000	547,500
Tesoro Corp. 6.50%, due 6/1/17	950,000	980,875
Valero Energy Corp. 6.125%, due 2/1/20	2,750,000	3,047,649

		20,388,759

Oil & Gas Services 1.0%
Basic Energy Services, Inc. 7.125%, due 4/15/16	550,000	561,688
Dresser-Rand Group, Inc. 6.50%, due 5/1/21 (c)	1,585,000	1,628,587
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (c)(h)	650,000	689,000
Hornbeck Offshore Services, Inc. Class B 6.125%, due 12/1/14	700,000	707,000
8.00%, due 9/1/17	500,000	516,250

		4,102,525

Packaging & Containers 1.3%
Ball Corp. 6.75%, due 9/15/20 (h)	1,500,000	1,578,750
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, due 2/1/21 (c)	2,000,000	2,055,000
Owens-Illinois, Inc. 7.80%, due 5/15/18 (h)	1,525,000	1,673,687

		5,307,437

Pharmaceuticals 0.1%
Medco Health Solutions, Inc. 7.25%, due 8/15/13	240,000	269,095

Pipelines 1.9%
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.75%, due 11/1/20	1,500,000	1,548,750
8.75%, due 4/15/18	70,000	77,175
Panhandle Eastern Pipeline Co., L.P. 8.125%, due 6/1/19	2,500,000	2,968,515
Plains All American Pipeline, L.P./PAA Finance Corp. 5.00%, due 2/1/21	2,500,000	2,565,707
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp. 6.875%, due 2/1/21 (c)	525,000	522,375
8.25%, due 7/1/16	130,000	138,450

		7,820,972

Retail 2.2%
AmeriGas Partners, L.P./AmeriGas Finance Corp. 6.50%, due 5/20/21 (h)	1,905,000	1,971,675
CVS Caremark Corp. 4.75%, due 5/18/20 (h)	3,000,000	3,109,275
5.789%, due 1/10/26 (c)(g)	87,056	89,906
Ferrellgas L.P./Ferrellgas Finance Corp. 9.125%, due 10/1/17	725,000	812,000
Home Depot, Inc. 5.40%, due 3/1/16	60,000	67,050
Inergy LP/Inergy Finance Corp. 7.00%, due 10/1/18 (c)	2,000,000	2,110,000
Neiman Marcus Group, Inc. (The) 9.00%, due 10/15/15 (j)	758,028	794,034
TJX Cos., Inc. 6.95%, due 4/15/19	40,000	48,259

		9,002,199

Semiconductors 0.3%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (c)	900,000	999,000

Software 0.5%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17	1,900,000	2,080,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Telecommunications 3.1%
Alcatel-Lucent USA, Inc. 6.45%, due 3/15/29	$285,000	$259,350
AT&T, Inc. 5.35%, due 9/1/40 (c)	184,000	172,402
Cellco Partnership/Verizon Wireless Capital LLC 7.375%, due 11/15/13	100,000	114,338
CommScope, Inc. 8.25%, due 1/15/19 (c)	2,000,000	2,105,000
X Crown Castle International Corp. 7.125%, due 11/1/19	3,000,000	3,206,250
Frontier Communications Corp. 8.50%, due 4/15/20	1,275,000	1,381,781
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	1,700,000	1,831,750
Nextel Communications, Inc. 5.95%, due 3/15/14	2,000,000	2,015,000
Sprint Capital Corp. 6.90%, due 5/1/19	750,000	787,500
Sprint Nextel Corp. 8.375%, due 8/15/17	205,000	229,856
Viasat, Inc. 8.875%, due 9/15/16	650,000	699,563

		12,802,790

Transportation 0.6%
KAR Holdings, Inc. 10.00%, due 5/1/15	2,000	2,105
PHI, Inc. 8.625%, due 10/15/18	820,000	871,250
RailAmerica, Inc. 9.25%, due 7/1/17	1,438,000	1,599,775

		2,473,130

Total Corporate Bonds (Cost $210,777,300)		219,277,502

Foreign Bonds 3.4%

Cayman Islands 0.1%
Government of the Cayman Islands 5.95%, due 11/24/19 (c)	200,000	208,007

Colombia 0.1%
Republic of Colombia 7.375%, due 3/18/19	200,000	243,000

El Salvador 0.1%
Republic of El Salvador 7.65%, due 6/15/35	200,000	202,200
8.25%, due 4/10/32 (c)	200,000	221,500

		423,700

Germany 0.2%
IKB Deutsche Industriebank A.G. 4.50%, due 7/9/13	€900,000	1,139,745

Indonesia 0.1%
Republic of Indonesia 5.875%, due 3/13/20 (c)	$300,000	327,000

Liberia 0.2%
Royal Caribbean Cruises, Ltd. Series Reg S 5.625%, due 1/27/14	€525,000	777,604

Netherlands 0.1%
EN Germany Holdings B.V. 10.75%, due 11/15/15	390,000	599,888

Philippines 0.1%
Republic of Philippines 6.50%, due 1/20/20	$300,000	345,750

South Africa 0.1%
Republic of South Africa 5.50%, due 3/9/20	300,000	318,750

Ukraine 0.1%
Ukraine Government 7.65%, due 6/11/13 (c)	400,000	426,600

United Kingdom 2.2%
X EGG Banking PLC 6.875%, due 12/29/21 (a)	£650,000	1,054,666
7.50%, due 5/29/49 (a)	2,450,000	3,993,461
HSH Nordbank A.G. 4.375%, due 2/14/17 (a)	€750,000	822,039
Northern Rock Asset Management PLC 9.375%, due 10/17/21	£1,000,000	1,436,501
Rexam PLC 6.75%, due 6/29/67 (a)	€1,200,000	1,744,054

		9,050,721

Total Foreign Bonds (Cost $12,442,231)		13,860,765

18 MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount		Value
Loan Assignments & Participations 7.4% (k)

Aerospace & Defense 0.9%
Hawker Beechcraft Acquisition Co. LLC Term Loan 2.238%, due 3/26/14		$2,073,790	$1,823,207
LC Facility Deposits 2.307%, due 3/26/14		128,238	112,743
U.S. Airways Group, Inc. Term Loan 2.76%, due 3/21/14		1,972,222	1,809,514

			3,745,464

Auto Manufacturers 0.7%
Allison Transmission, Inc. Term Loan B 2.99%, due 8/7/14		994,245	991,262
Federal-Mogul Corp.
Term Loan C 2.151%, due 12/28/15		535,011	521,050
Term Loan B 2.173%, due 12/29/14		1,048,621	1,021,258
Ford Motor Co. Term Loan B1 2.97%, due 12/16/13		126,081	126,179

			2,659,749

Automobile 0.3%
X Hertz Corp. (The)
New Synthetic LC 3.75%, due 3/9/18		100,000	99,417
Term Loan B 3.75%, due 3/9/18		1,000,000	1,008,333

			1,107,750

Beverage, Food & Tobacco 0.4%
Del Monte Corp. Term Loan 4.50%, due 3/8/18		1,800,000	1,807,301

Buildings & Real Estate 0.2%
Realogy Corp.
Extended Letter of Credit 4.494%, due 10/10/16		144,298	135,408
Extended Term Loan 4.562%, due 10/10/16		852,913	800,367

			935,775

Chemicals 0.2%
PQ Corp. Term Loan B 3.507%, due 7/31/14		988,819	962,244

Commercial Services 0.3%
Quad/Graphics, Inc. Term Loan B 5.50%, due 4/14/16		1,141,375	1,140,899

Diversified/Conglomerate Manufacturing 0.3%
Walter Industries, Inc. Term Loan B 4.00%, due 4/2/18		1,000,000	1,008,000

Electric 0.3%
Calpine Corp. New Term Loan 4.50%, due 4/2/18		1,100,000	1,109,618

Electronics 0.2%
Edwards (Cayman Islands II), Ltd. Term Loan B 5.50%, due 5/31/16		997,500	999,370

Entertainment 0.8%
Caesars Entertainment Operating Co. Term Loan B1 3.27%, due 1/28/15		3,500,000	3,279,791

Healthcare, Education & Childcare 0.3%
Community Health Systems, Inc. Non Extended Term Loan 2.561%, due 7/25/14		120,682	117,649
Extended Term Loan B 3.811%, due 1/25/17		57,672	56,695
Warner Chilcott Co., LLC New Term Loan B2 4.25%, due 3/15/18		228,571	230,214
Warner Chilcott Corp. New Term Loan B1 4.25%, due 3/15/18		457,143	460,429
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18		314,286	316,545

			1,181,532

Hotels, Restaurants & Leisure 0.3%
Gateway Casinos & Entertainment, Ltd. Canadian Term Loan 6.50%, due 4/20/16	C$	995,000	1,059,518

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Loan Assignments & Participations (continued)

Household Products & Wares 0.1%
JohnsonDiversey, Inc. Term Loan B 4.00%, due 11/24/15	$256,625	$257,106

Machinery 0.0%‡
BHM Technologies LLC Exit Term Loan B 8.50%, due 9/30/13 (d)(f)(g)	77,725	210

Media 0.4%
Charter Communications Operating LLC Extended Term Loan 3.56%, due 9/6/16	87,031	87,220
Clear Channel Communications, Inc. Term Loan B 3.861%, due 1/28/16	979,728	872,231
Delayed Draw Term Loan 2 3.861%, due 1/29/16	964,025	849,145

		1,808,596

Mining, Steel, Iron & Non-Precious Metals 0.4%
X Novelis, Inc. New Term Loan B 4.00%, due 3/10/17	1,596,000	1,610,465

Oil & Gas 0.7%
MEG Energy Corp. New Term Loan B 4.00%, due 3/16/18	3,000,000	3,024,999

Telecommunications 0.5%
Intelsat Jackson Holdings S.A. Tranche B Term Loan 5.25%, due 4/2/18	1,200,000	1,210,687
MetroPCS Wireless, Inc. New Term Loan B 4.00%, due 3/15/18	997,500	998,124

		2,208,811

Utilities 0.1%
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.50%, due 10/10/17	306,947	245,942

Total Loan Assignments & Participations (Cost $29,638,742)		30,153,140

Mortgage-Backed Securities 0.5%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.5%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 3.068%, due 11/25/35 (l)	743,859	607,326
Series 2005-5, Class A2 5.001%, due 10/10/45	16,398	16,407
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.443%, due 12/25/36 (a)(c)(f)	69,075	51,425
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	561,458	550,875
WaMu Mortgage Pass Through Certificates Series 2006-AR14, Class 1A1 5.416%, due 11/25/36 (l)	454,035	406,480
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 4.776%, due 7/25/36 (l)	423,962	350,660

Total Mortgage-Backed Securities (Cost $1,998,139)		1,983,173

Municipal Bonds 0.7%

New York 0.5%
New York City Industrial Development Agency Special Facilities Revenue Series A 8.00%, due 8/1/12	1,750,000	1,808,258

Ohio 0.0%‡
Buckeye, Ohio, Tobacco Settlement Financing Authority Series A-2 5.75%, due 6/1/34	250,000	172,250

Oklahoma 0.2%
Tulsa, Okla, Municipal Airport Trust Revenue Series A 7.75%, due 6/1/35	880,000	905,722

West Virginia 0.0%‡
Tobacco Settlement Finance Authority of West Virginia 7.467%, due 6/1/47	100,000	70,078

Total Municipal Bonds (Cost $3,055,712)		2,956,308

20 MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies 4.5%

Federal National Mortgage Association 0.3%
4.625%, due 5/1/13	$1,135,000	$1,211,304

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
6.00%, due 8/15/32	2	2

Overseas Private Investment Corporation 0.3%
5.142%, due 12/15/23	1,009,775	1,108,369

X United States Treasury Bonds 1.7%
3.50%, due 2/15/39	570,000	486,103
3.875%, due 8/15/40	7,300,000	6,645,277

		7,131,380

United States Treasury Notes 0.1%
2.375%, due 10/31/14	150,000	155,660
4.75%, due 8/15/17	80,000	90,825
4.875%, due 8/15/16	270,000	308,201

		554,686

X United States Treasury Inflation Indexed Note 2.1%
1.25%, due 7/15/20	8,115,600	8,562,591

Total U.S. Government & Federal Agencies (Cost $19,126,643)		18,568,332

Yankee Bonds 10.2% (m)

Banks 2.4%
Bangkok Bank PCL 4.80%, due 10/18/20 (c)	250,000	239,053
Barclays Bank PLC 5.14%, due 10/14/20	2,500,000	2,431,255
8.55%, due 9/29/49 (a)(c)	1,250,000	1,253,750
Lloyds TSB Bank PLC 4.375%, due 1/12/15 (c)	120,000	124,082
Mizuho Capital Investment, Ltd. 14.95%, due 12/31/49 (a)(c)	1,340,000	1,684,246
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	1,050,000	1,112,000
Royal Bank of Scotland PLC (The) 4.875%, due 8/25/14 (c)	125,000	132,183
6.125%, due 1/11/21	2,500,000	2,647,268

		9,623,837

Beverages 0.0%‡
Coca-Cola HBC Finance B.V. 5.125%, due 9/17/13	50,000	53,615

Building Materials 0.5%
Holcim U.S. Finance Sarl & Cie SCS 6.00%, due 12/30/19 (c)	2,000,000	2,132,174

Diversified Financial Services 0.1%
TNK-BP Finance S.A. 7.875%, due 3/13/18 (c)	400,000	455,400

Electric 0.4%
Centrais Eletricas Brasileiras S.A. 6.875%, due 7/30/19 (c)	400,000	448,500
Intergen N.V. 9.00%, due 6/30/17 (c)	840,000	911,400
Majapahit Holding B.V. 8.00%, due 8/7/19 (c)	200,000	233,500

		1,593,400

Food 0.0%‡
Independencia International, Ltd. Series Reg S 12.00%, due 12/30/16 (d)(f)(g)	56,027	350

Forest Products & Paper 0.2%
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (c)	1,000,000	717,500

Gas 0.1%
Grupo Petrotemex S.A. de C.V. 9.50%, due 8/19/14 (c)	400,000	448,000

Home Builders 0.1%
Corporacion GEO SAB de C.V. 8.875%, due 9/25/14 (c)	500,000	552,500

Insurance 0.6%
ING Groep N.V. 5.775%, due 12/29/49 (a)	1,000,000	935,000
Oil Insurance, Ltd. 7.558%, due 12/29/49 (a)(c)	800,000	749,384
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	700,000	695,636

		2,380,020

Iron & Steel 0.5%
APERAM 7.375%, due 4/1/16 (c)	2,000,000	2,060,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)

Machinery—Construction & Mining 0.5%
Boart Longyear Management Pty, Ltd. 7.00%, due 4/1/21 (c)	$1,970,000	$2,038,950

Media 0.0%‡
British Sky Broadcasting Group PLC 9.50%, due 11/15/18 (c)	135,000	179,267

Mining 1.7%
X Novelis, Inc. 8.375%, due 12/15/17	900,000	994,500
8.75%, due 12/15/20	1,500,000	1,676,250
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	610,000	813,067
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (c)	3,100,000	3,466,392

		6,950,209

Miscellaneous—Manufacturing 0.2%
Bombardier, Inc. 7.50%, due 3/15/18 (c)	260,000	288,275
7.75%, due 3/15/20 (c)	520,000	579,150
Tyco Electronics Group S.A. 6.00%, due 10/1/12	75,000	79,877

		947,302

Oil & Gas 1.8%
CITIC Resources Finance, Ltd. 6.75%, due 5/15/14 (c)	200,000	207,000
Compton Petroleum Finance Corp. 10.00%, due 9/15/17	517,000	385,165
ENI S.p.A 4.15%, due 10/1/20 (c)	2,000,000	1,924,866
MEG Energy Corp. 6.50%, due 3/15/21 (c)	2,285,000	2,344,981
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, due 8/14/19 (c)	425,000	507,875
Precision Drilling Corp. 6.625%, due 11/15/20 (c)	2,000,000	2,070,000

		7,439,887

Oil & Gas Services 0.0%‡
Compagnie Generale de Geophysique 7.50%, due 5/15/15	104,000	106,340

Packaging & Containers 0.3%
Ardagh Packaging Finance PLC 9.125%, due 10/15/20 (c)	1,000,000	1,105,000

Telecommunications 0.3%
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	1,000,000	1,091,250
Telecom Italia Capital S.A. 6.20%, due 7/18/11	140,000	141,541

		1,232,791

Transportation 0.5%
CHC Helicopter S.A. 9.25%, due 10/15/20 (c)	1,350,000	1,323,000
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	500,000	533,750

		1,856,750

Total Yankee Bonds (Cost $40,639,516)		41,873,292

Total Long-Term Bonds (Cost $361,139,847)		373,214,566

	Shares
Common Stocks 0.7%

Auto Manufacturers 0.3%
General Motors Co. (i)	44,101	1,415,215

Banks 0.3%
CIT Group, Inc. (i)	7,954	337,727
Citigroup, Inc. (i)	170,000	780,300

		1,118,027

Building Materials 0.1%
Nortek, Inc. (i)	275	11,828
U.S. Concrete, Inc. (f)(i)	24,068	234,422

		246,250

Commercial Services 0.0%‡
Quad/Graphics, Inc. (i)	20	801

Media 0.0%‡
Adelphia Contingent Value Vehicle (f)(g)(i)	100,330	1,003

Total Common Stocks (Cost $2,602,918)		2,781,296

Convertible Preferred Stocks 2.2%

Auto Manufacturers 0.1%
General Motors Co. 4.75%	9,000	448,290

22 MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Convertible Preferred Stocks (continued)

Banks 0.7%
X Bank of America Corp. 7.25% Series L	681	$710,964
Citigroup, Inc. 7.50%	9,400	1,222,376
Wells Fargo & Co. 7.50% Series L	700	755,636

		2,688,976

Diversified Financial Services 0.2%
SG Preferred Capital II LLC (a)(c) 6.30%	1,000	971,250

Hand & Machine Tools 0.2%
Stanley Black & Decker, Inc. 4.75%	5,900	695,905

Insurance 0.2%
Hartford Financial Services Group, Inc. 7.25%	17,400	468,060
MetLife, Inc. 5.00%	4,600	402,684

		870,744

Leisure Time 0.0%‡
Callaway Golf Co. 7.50%	200	23,785

Oil & Gas 0.6%
Apache Corp. 6.00%	23,300	1,639,854
X Chesapeake Energy Corp. (c) 5.75%	700	977,956

		2,617,810

Telecommunications 0.2%
X Crown Castle International Corp. 6.25%	15,300	923,508

Total Convertible Preferred Stocks (Cost $8,907,823)		9,240,268

	Number of
	Warrants
Warrants 0.4%

Auto Manufacturers 0.4%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (i)	40,092	928,937
General Motors Co. (continued)
Strike Price $18.33 Expires 7/10/19 (i)	40,092	713,641

		1,642,578

Media 0.0%‡
ION Media Networks, Inc. Unsecured Debt Expires 12/19/12 (f)(g)(i)	11	0	(n)
Second Lien Expires 12/19/12 (f)(g)(i)	11	0	(n)

		0	(n)

Total Warrants (Cost $1,684,304)		1,642,578

	Principal
	Amount
Short-Term Investment 6.6%

Repurchase Agreement 6.6%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $26,861,712 (Collateralized by a United States Treasury Bill with a rate of 0.025% and a maturity date of 7/21/11, with a Principal Amount of $27,405,000 and a Market Value of $27,403,420)	$26,861,689	26,861,689

Total Short-Term Investment (Cost $26,861,689)		26,861,689

Total Investments, Before Investments Sold Short (Cost $401,196,581) (o)	101.2%	413,740,397

Long-Term Bonds Sold Short (2.5%)

Corporate Bonds Sold Short (2.5%)
Entertainment (0.8%)
AMC Entertainment, Inc. 9.75%, due 12/1/20 (c)	(3,175,000)	(3,381,375)

Apparel (1.7%)
Levi Strauss & Co. 7.625%, due 5/15/20	(6,900,000)	(6,951,750)

Total Investments Sold Short (Proceeds $10,277,334)	(2.5)%	(10,333,125)

Total Investments, Net of Investments Sold Short (Cost $390,919,247)	98.7	403,407,272
Other Assets, Less Liabilities	1.3	5,147,428

Net Assets	100.0%	$408,554,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(b)	Subprime mortgage investment and other asset-backed securities. The total market value of the securities at April 30, 2011 is $62,397, which represents less than one-tenth of a percent of the Fund’s net assets.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)	Issue in default.
(e)	Restricted security.
(f)	Illiquid security. The total market value of these securities at April 30, 2011 is $393,396, which represents 0.1% of the Fund’s net assets.
(g)	Fair valued security. The total market value of these securities at April 30, 2011 is $461,222, which represents 0.1% of the Fund’s net assets.
(h)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(N)).
(i)	Non-income producing security.
(j)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.
(k)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2011. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(l)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at April 30, 2011.
(m)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(n)	Less than one dollar.
(o)	At April 30, 2011, cost is $401,325,361 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$15,997,532
Gross unrealized depreciation	(3,582,496)

Net unrealized appreciation	$12,415,036

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

C$—Canadian Dollar

€—Euro

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Investments in Securities(a)
Long-Term Bonds
Asset-Backed Securities	$—	$18,248,218	$—		$18,248,218
Convertible Bonds (b)	—	26,293,786	50		26,293,836
Corporate Bonds (c)	—	218,817,893	459,609		219,277,502
Foreign Bonds	—	13,860,765	—		13,860,765
Loan Assignments & Participations (d)	—	30,152,930	210		30,153,140
Mortgage-Backed Securities	—	1,983,173	—		1,983,173
Municipal Bonds	—	2,956,308	—		2,956,308
U.S. Government & Federal Agencies	—	18,568,332	—		18,568,332
Yankee Bonds (e)	—	42,872,942	350		41,873,292

Total Long-Term Bonds	—	372,754,347	460,219		373,214,566

Common Stocks (f)	2,780,293	—	1,003		2,781,296
Convertible Preferred Stocks	9,240,268	—	—		9,240,268
Warrants (g)	1,642,578	—	0	(g)	1,642,578
Short-Term Investment
Repurchase Agreement	—	26,861,689	—		26,861,689

Total Investments in Securities	$13,663,139	$399,616,036	$461,222		$413,740,397

24 MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(10,333,125)	$—	$(10,333,125)

Total Long-Term Bonds Sold Short	—	(10,333,125)	—	(10,333,125)

Other Financial Instruments
Foreign Currency Forward Contracts (h)	—	(462,275)	—	(462,275)

Total Investments in Securities Sold Short and Other Financial Instruments	$—	$(10,795,400)	$—	$(10,795,400)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 security valued at $50 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The level 3 securities valued at $324,179, $8,580, $36,944, $89,906 are held in Auto Manufacturers, Commercial Services, Entertainment, and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The level 3 security valued at $210 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of investments.

(e)	The level 3 security valued at $350 is held in Food within the Yankee Bonds section of the Portfolio of Investments.

(f)	The level 3 security valued at $1,003 is held in Media within the Common Stocks section of the Portfolio of Investments.

(g)	The level 3 security valued at less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.

(h)	The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 5)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

													Change in
													Unrealized
													Appreciation
													(Depreciation)
													from
	Balance				Change in						Balance		Investments
	as of		Accrued	Realized	Unrealized				Transfers	Transfers	as of		Still Held at
	October 31,		Discounts	Gain	Appreciation				in to	out of	April 30,		April 30,
Investments in Securities	2010		(Premiums)	(Loss)	(Depreciation)	Purchases		Sales	Level 3	Level 3	2011		2011 (a)
Long-Term Bonds
Convertible Bonds Internet	$50		$—	$—	$—	$—		$—	$—	$—	$50		$—
Corporate Bonds
Auto Manufacturers	—		—	—	(17,779)	341,958	(b)	—	—	—	324,179		(17,779)
Commercial Services	8,580		—	—	—	—		—	—	—	8,580		—
Entertainment	40,192		615	638	139	—		(4,640)	—	—	36,944		(1,891)
Media	837		—	(61,167)	60,811	—		(481)	—	—	—		—
Retail	93,180		(68)	(52)	(1,243)	—		(1,911)	—	—	89,906		(1,204)
Loan Assignments & Participations
Machinery	210		(12,574)	—	12,574	—		—	—	—	210		12,574
Yankee Bonds
Food	—		(1,030)	—	(301)	—		—	1,681	—	350		(301)
Leisure Time	119,945		—	28,299	(34,945)	—		(113,299)	—	—	—		—
Common Stocks
Machinery	72		—	—	(72)	—		—	—	—	—		—
Media	1,003		—	—	—	—		—	—	—	1,003		—
Preferred Stock
Machinery	1		—	—	(1)	—		—	—	—	—		(1)
Warrants
Media	0	(c)	—	—	—	—		—	—	—	0	(c)	—

Total	$264,070		$(13,057)	$(32,282)	$19,183	$341,958		$(120,331)	$1,681	$—	$461,222		$(8,602)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Positions acquired as a result of a corporate action.

(c)	Less than one dollar

26 MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $401,196,581)	$413,740,397
Cash denominated in foreign currencies (identified cost $341,358)	354,092
Receivables:
Fund shares sold	5,999,170
Dividends and interest	5,928,076
Investment securities sold	346,916
Other assets	65,477

Total assets	426,434,128

Liabilities
Investments sold short (proceeds $10,277,334)	10,333,125
Payables:
Investment securities purchased	5,810,315
Interest on investments sold short	359,548
Fund shares redeemed	256,587
Manager (See Note 3)	194,568
NYLIFE Distributors (See Note 3)	79,411
Transfer agent (See Note 3)	45,299
Shareholder communication	27,713
Custodian	16,275
Professional fees	15,335
Broker fees and charges on short sales	9,451
Accrued expenses	130
Dividend payable	269,396
Unrealized depreciation on foreign currency forward contracts	462,275

Total liabilities	17,879,428

Net assets	$408,554,700

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$450,244
Additional paid-in capital	403,480,276

403,930,520
Distributions in excess of net investment income	(29,884)
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(7,410,607)
Net unrealized appreciation (depreciation) on investments	12,543,816
Net unrealized appreciation (depreciation) on investments sold short	(55,791)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(423,354)

Net assets	$408,554,700

Invest or Class
Net assets applicable to outstanding shares	$19,277,486

Shares of beneficial interest outstanding	2,111,193

Net asset value per share outstanding	$9.13

Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price per share outstanding	$9.56

Class A
Net assets applicable to outstanding shares	$151,768,133

Shares of beneficial interest outstanding	16,725,488

Net asset value per share outstanding	$9.07

Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price per share outstanding	$9.50

Class B
Net assets applicable to outstanding shares	$18,730,435

Shares of beneficial interest outstanding	2,071,346

Net asset value and offering price per share outstanding	$9.04

Class C
Net assets applicable to outstanding shares	$39,697,799

Shares of beneficial interest outstanding	4,393,240

Net asset value and offering price per share outstanding	$9.04

Class I
Net assets applicable to outstanding shares	$179,080,847

Shares of beneficial interest outstanding	19,723,098

Net asset value and offering price per share outstanding	$9.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest (a)	$7,889,291
Dividends	178,892

Total income	8,068,183

Expenses
Manager (See Note 3)	798,314
Distribution/Service—Investor Class (See Note 3)	22,208
Distribution/Service—Class A (See Note 3)	155,134
Distribution/Service—Class B (See Note 3)	93,803
Distribution/Service—Class C (See Note 3)	159,606
Transfer agent (See Note 3)	156,402
Registration	50,292
Dividends on investments sold short	42,021
Professional fees	35,804
Shareholder communication	35,112
Custodian	10,677
Broker fees and charges on short sales	9,451
Trustees	2,812
Miscellaneous	5,872

Total expenses	1,577,508

Net investment income (loss)	6,490,675

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,183,851
Futures transactions	(145,800)
Foreign currency transactions	(671,352)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	366,699

Net change in unrealized appreciation (depreciation) on:
Investments	1,746,208
Investments sold short	(55,791)
Futures contracts	332,900
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(322,382)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	1,700,935

Net realized and unrealized gain (loss) on investments, futures transactions, investments sold short and foreign currency transactions	2,067,634

Net increase (decrease) in net assets resulting from operations	$8,558,309

(a)	Interest recorded net of foreign withholding taxes in the amount of $828.

28 MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,490,675	$8,036,396
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	366,699	2,837,399
Net change in unrealized appreciation (depreciation) on investments, futures contracts, investments sold short and foreign currency translations	1,700,935	7,167,151

Net increase (decrease) in net assets resulting from operations	8,558,309	18,040,946

Dividends to shareholders:
From net investment income:
Investor Class	(485,472)	(793,388)
Class A	(3,546,536)	(4,998,542)
Class B	(443,164)	(950,261)
Class C	(764,601)	(1,018,364)
Class I	(1,797,856)	(158,029)

Total dividends to shareholders	(7,037,629)	(7,918,584)

Capital share transactions:
Net proceeds from sale of shares	248,729,072	86,351,173
Net asset value of shares issued to shareholders in reinvestment of dividends	5,507,541	5,927,118
Cost of shares redeemed	(26,418,787)	(28,383,232)

Increase (decrease) in net assets derived from capital share transactions	227,817,826	63,895,059

Net increase (decrease) in net assets	229,338,506	74,017,421

Net Assets
Beginning of period	179,216,194	105,198,773

End of period	$408,554,700	$179,216,194

Undistributed (distributions in excess of) net investment income at end of period	$(29,884)	$517,070

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Financial Highlights selected per share data and ratios

	Investor Class
						February 28,
	Six months					2008**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009		2008
Net asset value at beginning of period	$9.12		$8.47	$7.20		$8.86

Net investment income (loss) (a)	0.23		0.52	0.40		0.29
Net realized and unrealized gain (loss) on investments	0.04		0.68	1.50		(1.77)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.05)	0.02		0.11

Total from investment operations	0.26		1.15	1.92		(1.37)

Less dividends:
From net investment income	(0.25)		(0.50)	(0.62)		(0.29)
Return of capital	—		—	(0.03)		—

Total dividends	(0.25)		(0.50)	(0.65)		(0.29)

Net asset value at end of period	$9.13		$9.12	$8.47		$7.20

Total investment return (b)	2.86	%(c)	13.97%	28.35%		(15.88	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.01	%††	5.93%	5.26%		5.07	% ††
Net expenses (excluding short sale expenses)	1.26	%††	1.41%	1.42%		1.40	% ††
Expenses (including short sales expenses, before waiver/ reimbursement)	1.27	%††	1.45%	1.70%		1.51	% ††
Short sale expenses	0.01	%††	—	—		—
Portfolio turnover rate	17%		80%	154	%(d)	81	% (d)
Net assets at end of period (in 000’s)	$19,277		$16,654	$12,200		$9,990

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

30 MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008		2007	2006
Net asset value at beginning of period	$9.06		$8.42	$7.16		$9.02		$8.91	$8.81

Net investment income (loss) (a)	0.23		0.54	0.41		0.44		0.45	0.40
Net realized and unrealized gain (loss) on investments	0.06		0.67	1.49		(1.96)		0.21	0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.05)	0.02		0.12		(0.04)	(0.01)

Total from investment operations	0.27		1.16	1.92		(1.40)		0.62	0.57

Less dividends:
From net investment income	(0.26)		(0.52)	(0.62)		(0.46)		(0.51)	(0.47)
Return of capital	—		—	(0.04)		—		—	—

Total dividends	(0.26)		(0.52)	(0.66)		(0.46)		(0.51)	(0.47)

Net asset value at end of period	$9.07		$9.06	$8.42		$7.16		$9.02	$8.91

Total investment return (b)	2.99	%(c)	14.19%	28.56%		(16.27%)		7.14%	6.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.22	%††	6.19%	5.41%		5.13%		5.01%	4.60%
Net expenses (excluding short sales expenses)	1.04	%††	1.18%	1.27%		1.30%		1.30%	1.30%
Expenses (including short sales expenses, before waiver/ reimbursement)	1.05	%††	1.21%	1.37%		1.34%		1.39%	1.46%
Short sale expenses	0.01	%††	—	—		—		—	—
Portfolio turnover rate	17%		80%	154	%(d)	81	% (d)	64%	87	%(d)
Net assets at end of period (in 000’s)	$151,768		$109,694	$60,555		$45,293		$68,637	$65,566

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117%, 72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008		2007	2006
Net asset value at beginning of period	$9.03		$8.39	$7.14		$8.99		$8.89	$8.78

Net investment income (loss) (a)	0.19		0.45	0.34		0.37		0.38	0.34
Net realized and unrealized gain (loss) on investments	0.04		0.68	1.48		(1.95)		0.20	0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.05)	0.02		0.12		(0.04)	(0.01)

Total from investment operations	0.22		1.08	1.84		(1.46)		0.54	0.51

Less dividends:
From net investment income	(0.21)		(0.44)	(0.56)		(0.39)		(0.44)	(0.40)
Return of capital	—		—	(0.03)		—		—	—

Total dividends	(0.21)		(0.44)	(0.59)		(0.39)		(0.44)	(0.40)

Net asset value at end of period	$9.04		$9.03	$8.39		$7.14		$8.99	$8.89

Total investment return (b)	2.51	%(c)	13.13%	27.35%		(16.88%)		6.23%	6.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.27	%††	5.15%	4.54%		4.32%		4.26%	3.85%
Net expenses (excluding short sales expenses)	2.01	%††	2.16%	2.17%		2.11%		2.05%	2.05%
Expenses (including short sales expenses, before waiver/ reimbursement)	2.02	%††	2.20%	2.46%		2.20%		2.13%	2.21%
Short sale expenses	0.01	%††	—	—		—		—	—
Portfolio turnover rate	17%		80%	154	%(d)	81	% (d)	64%	87	%(d)
Net assets at end of period (in 000’s)	$18,730		$19,352	$19,176		$18,567		$28,069	$34,148

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117%, 72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.

32 MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008		2007	2006
Net asset value at beginning of period	$9.03		$8.39	$7.14		$8.99		$8.89	$8.78

Net investment income (loss) (a)	0.19		0.46	0.34		0.37		0.38	0.34
Net realized and unrealized gain (loss) on investments	0.04		0.67	1.48		(1.95)		0.20	0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.05)	0.02		0.12		(0.04)	(0.01)

Total from investment operations	0.22		1.08	1.84		(1.46)		0.54	0.51

Less dividends:
From net investment income	(0.21)		(0.44)	(0.56)		(0.39)		(0.44)	(0.40)
Return of capital	—		—	(0.03)		—		—	—

Total dividends	(0.21)		(0.44)	(0.59)		(0.39)		(0.44)	(0.40)

Net asset value at end of period	$9.04		$9.03	$8.39		$7.14		$8.99	$8.89

Total investment return (b)	2.51	%(c)	13.14%	27.36%		(16.88%)		6.23%	6.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.26	%††	5.23%	4.50%		4.32%		4.26%	3.85%
Net expenses (excluding short sale expenses)	2.01	%††	2.16%	2.17%		2.11%		2.05%	2.05%
Expenses (including short sales expenses, before waiver/ reimbursement)	2.02	%††	2.20%	2.45%		2.20%		2.13%	2.21%
Short sale expenses	0.01	%††	—	—		—		—	—
Portfolio turnover rate	17%		80%	154	%(d)	81	% (d)	64%	87	%(d)
Net assets at end of period (in 000’s)	$39,698		$28,334	$12,948		$9,484		$12,081	$12,355

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117%, 72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 33

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008		2007	2006
Net asset value at beginning of period	$9.07		$8.42	$7.17		$9.02		$8.91	$8.81

Net investment income (loss) (a)	0.24		0.58	0.43		0.47		0.48	0.43
Net realized and unrealized gain (loss) on investments	0.06		0.66	1.48		(1.94)		0.21	0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.05)	0.02		0.11		(0.04)	(0.01)

Total from investment operations	0.28		1.19	1.93		(1.36)		0.65	0.60

Less dividends:
From net investment income	(0.27)		(0.54)	(0.64)		(0.49)		(0.54)	(0.50)
Return of capital	—		—	(0.04)		—		—	—

Total dividends	(0.27)		(0.54)	(0.68)		(0.49)		(0.54)	(0.50)

Net asset value at end of period	$9.08		$9.07	$8.42		$7.17		$9.02	$8.91

Total investment return (b)	3.11	%(c)	14.59%	28.78%		(15.86%)		7.50%	7.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.31	%††	6.57%	5.75%		5.49%		5.37%	4.94%
Net expenses (excluding short sale expenses)	0.79	%††	0.92%	0.95%		0.96%		0.96%	0.96%
Expenses (including short sales expenses, before waiver/ reimbursement)	0.80	%††	0.95%	1.12%		1.03%		1.04%	1.12%
Short sale expenses	0.01	%††	—	—		—		—	—
Portfolio turnover rate	17%		80%	154	%(d)	81	% (d)	64%	87	%(d)
Net assets at end of period (in 000’s)	$179,081		$5,183	$319		$259		$262	$199

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117%, 72% and 66% for the years ended October 31, 2009, 2008 and 2006, respectively.

34 MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Flexible Bond Opportunities Fund (the “Fund”), a diversified fund. Prior to February 28, 2011, the Fund’s name was MainStay Diversified Income Fund, a diversified fund, with a different investment objective, investment strategies and investment process.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to provide current income and total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation.
Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com    35

Notes to Financial Statements (unaudited) (continued)

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service, and are generally categorized as Level 2 in the hierarchy. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund held securities with a value of $461,222 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes.
The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

36    MainStay Flexible Bond Opportunities Fund

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders.
Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income.
The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses.
Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates.
In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements.
The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Purchased and Written Options.
The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to interest rate risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer’s owning the underlying security throughout the option period. A call option may also be covered by the call writer’s maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its

mainstayinvestments.com    37

Notes to Financial Statements (unaudited) (continued)

securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Fund did not invest in purchased or written options during the six-month period ended April 30, 2011.

(I) Futures Contracts.
A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. At April 30, 2011, the Fund did not have any open futures contracts.

(J) Loan Assignments, Participations and Commitments.
The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At April 30, 2011, the Fund did not hold unfunded commitments.

(K) Foreign Currency Forward Contracts.
The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s

38    MainStay Flexible Bond Opportunities Fund

exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. (See Note 5.)

(L) Foreign Currency Transactions.
The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) Mortgage Dollar Rolls.
The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) Securities Sold Short.
The Fund engages in short sales as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends are recorded as expenses on the Statement of Operations.

(O) Securities Lending.
In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(P) Restricted Securities.
A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(Q) Concentration of Risk.
The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets

mainstayinvestments.com    39

Notes to Financial Statements (unaudited) (continued)

than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(R) Indemnifications.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S) Quantitative Disclosure of Derivative Holdings.
The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

		Foreign		Interest
	Statement of	Exchange	Equity	Rate
	Assets and Liabilities	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Warrants	Investments in securities, at value	$—	$1,642,578	$—	$1,642,578

Total Fair Value		$—	$1,642,578	$—	$1,642,578

Liability Derivatives

		Foreign		Interest
	Statement of	Exchange	Equity	Rate
	Assets and Liabilities	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(462,275)	$—	$—	$(462,275)

Total Fair Value		$(462,275)	$—	$—	$(462,275)

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows:

Realized Gain (Loss)

		Foreign		Interest
	Statements of	Exchange	Equity	Rate
	Operations	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Futures Contracts	Net realized gain (loss) on futures contracts	$—	$—	$(145,800)	$(145,800)
Forward Contracts	Net realized gain (loss) on foreign currency transactions:	(664,077)	—	—	(664,077)

Total Realized Gain (Loss)		$(664,077)	$—	$(145,800)	$(809,877)

40    MainStay Flexible Bond Opportunities Fund

Change in Unrealized Appreciation (Depreciation)

		Foreign		Interest
	Statements of	Exchange	Equity	Rate
	Operations	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on security transactions	$—	$(41,692)	$—	$(41,692)
Futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	332,900	332,900
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(341,654)	—	—	(341,654)

Total Change in Unrealized Appreciation (Depreciation)		$(341,654)	$(41,692)	$332,900	$(50,446)

Number of Contracts, Notional Amounts or Shares/Units

	Foreign		Interest
	Exchange	Equity	Rate
	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Total

Warrants (1)(2)	—	13,384	—	13,384
Futures Contracts Short (2)(3)	—	—	0-160	0-160
Forward Contracts Long (1)(4)	$13,628,760	—	—	$13,628,760
Forward Contracts Short (1)(4)	$(25,017,422)	—	—	$(25,017,422)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount disclosed represents the minimum and maximum held during the six-month period ended April 30, 2011.

(4)	Amount(s) represent(s) notional amount.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor.
New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million, 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.62% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.16% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $798,314.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s

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Notes to Financial Statements (unaudited) (continued)

respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees.
The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges.
The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $11,497 and $71,578, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $53, $9,736 and $6,550, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.
NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$25,299

Class A	39,327

Class B	26,754

Class C	45,393

Class I	19,629

(E) Small Account Fee.
Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital.
At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$10,959,403	7.2%

Class C	139	0.0	‡

Class I	1,524	0.0	‡

‡	Less than one-tenth of a percent.

(G) Other.
Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $4,662. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $7,975,565 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2014	$1,279
2016	4,026
2017	2,671

Total	$7,976

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statements of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$7,918,584

42    MainStay Flexible Bond Opportunities Fund

Note 5–Foreign Currency Forward Contracts and Foreign Currency Transactions

As of April 30, 2011, the Fund held the following foreign currency forward contracts:

		Contract		Contract			Unrealized
		Amount		Amount			Appreciation/
	Counterparty	Sold		Purchased			(Depreciation)

Foreign Currency Sale Contracts:

CAD vs. USD, expiring 5/26/11	JPMorgan Chase Bank	CAD	1,010,000	USD	1,049,242	USD	(17,666)

EUR vs. USD, expiring 5/26/11	JPMorgan Chase Bank	EUR	7,860,000		11,372,791		(261,700)

GBP vs. USD, expiring 5/26/11	JPMorgan Chase Bank	GBP	5,380,000		8,801,098		(182,909)

Net unrealized depreciation on foreign currency forward contracts						USD	(462,275)

As of April 30, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Brazilian Real	BRL	63,452	USD	34,682	USD	40,333

Canadian Dollar	CAD	28,978		30,129		30,628

Euro	EUR	137,268		198,791		203,314

Pound Sterling	GBP	47,785		77,756		79,817

Total			USD	341,358	USD	354,092

Note 6–Restricted Security

As of April 30, 2011, the Fund held the following restricted security:

	Date of	Principal		4/30/11	Percentage of
Security	Acquisition	Amount	Cost	Value	Net Assets

At Home Corp. Convertible Bond 4.75%, due 12/31/49	7/25/01	$504,238	$8,348	$50	0.0	%‡

‡	Less than one-tenth of a percent.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of U.S. Government securities were $8,388 and $3,294, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $247,475 and $37,901, respectively.

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Notes to Financial Statements (unaudited) (continued)

Note 10–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	408,931	$3,709,238
Shares issued to shareholders in reinvestment of dividends	50,926	459,805
Shares redeemed	(178,473)	(1,618,806)

Net increase (decrease) in shares outstanding before conversion	281,384	2,550,237
Shares converted into Investor Class (See Note 1)	97,048	879,341
Shares converted from Investor Class (See Note 1)	(93,780)	(846,664)

Net increase (decrease)	284,652	$2,582,914

Year ended October 31, 2010:
Shares sold	573,513	$5,068,751
Shares issued to shareholders in reinvestment of dividends	84,589	745,421
Shares redeemed	(276,444)	(2,433,704)

Net increase (decrease) in shares outstanding before conversion	381,658	3,380,468
Shares converted into Investor Class (See Note 1)	176,163	1,549,701
Shares converted from Investor Class (See Note 1)	(172,275)	(1,517,207)

Net increase (decrease)	385,546	$3,412,962

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	5,698,176	$51,377,466
Shares issued to shareholders in reinvestment of dividends	297,640	2,672,009
Shares redeemed	(1,567,174)	(14,121,170)

Net increase (decrease) in shares outstanding before conversion	4,428,642	39,928,305
Shares converted into Class A (See Note 1)	222,547	1,993,804
Shares converted from Class A (See Note 1)	(30,091)	(271,423)

Net increase (decrease)	4,621,098	$41,650,686

Year ended October 31, 2010:
Shares sold	6,310,390	$55,286,644
Shares issued to shareholders in reinvestment of dividends	427,077	3,744,833
Shares redeemed	(2,116,373)	(18,539,960)

Net increase (decrease) in shares outstanding before conversion	4,621,094	40,491,517
Shares converted into Class A (See Note 1)	448,506	3,925,520
Shares converted from Class A (See Note 1)	(54,262)	(484,933)
Shares converted from Class A	(104,753)	(900,875)

Net increase (decrease)	4,910,585	$43,031,229

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	300,491	$2,698,613
Shares issued to shareholders in reinvestment of dividends	40,555	362,463
Shares redeemed	(215,899)	(1,937,945)

Net increase (decrease) in shares outstanding before conversion	125,147	1,123,131
Shares converted from Class B (See Note 1)	(196,492)	(1,755,058)

Net increase (decrease)	(71,345)	$(631,927)

Year ended October 31, 2010:
Shares sold	540,436	$4,728,077
Shares issued to shareholders in reinvestment of dividends	85,993	749,784
Shares redeemed	(369,358)	(3,202,350)

Net increase (decrease) in shares outstanding before conversion	257,071	2,275,511
Shares converted from Class B (See Note 1)	(399,466)	(3,473,081)

Net increase (decrease)	(142,395)	$(1,197,570)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,656,847	$14,888,548
Shares issued to shareholders in reinvestment of dividends	55,045	492,147
Shares redeemed	(457,993)	(4,109,320)

Net increase (decrease)	1,253,899	$11,271,375

Year ended October 31, 2010:
Shares sold	1,956,274	$17,087,243
Shares issued to shareholders in reinvestment of dividends	69,657	609,351
Shares redeemed	(430,620)	(3,747,694)

Net increase (decrease)	1,595,311	$13,948,900

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	19,495,802	$176,055,207
Shares issued to shareholders in reinvestment of dividends	168,202	1,521,117
Shares redeemed	(512,508)	(4,631,546)

Net increase (decrease)	19,151,496	$172,944,778

Year ended October 31, 2010:
Shares sold	472,941	$4,180,458
Shares issued to shareholders in reinvestment of dividends	8,816	77,729
Shares redeemed	(52,808)	(459,524)

Net increase (decrease) in shares outstanding before conversion	428,949	3,798,663
Shares converted into Class I	104,753	900,875

Net increase (decrease)	533,702	$4,699,538

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44    MainStay Flexible Bond Opportunities Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Diversified Income Fund, subsequently renamed the MainStay Flexible Bond Opportunities Fund (“Fund”), and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MacKay Shields as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MacKay Shields in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MacKay Shields at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MacKay Shields’ compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also

mainstayinvestments.com    45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life

46    MainStay Flexible Bond Opportunities Fund

Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing

mainstayinvestments.com    47

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

48    MainStay Flexible Bond Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    49

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York , NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23220 MS136-11	MSFB10-06/11
16

MainStay Equity Index Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

This page intentionally left blank

Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	8

Portfolio of Investments	9

Financial Statements	17

Notes to Financial Statements	21

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	26

Proxy Voting Policies and Procedures and Proxy Voting Record	29

Shareholder Reports and Quarterly Portfolio Disclosure	29

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	12.56%	13.03%	1.83%	1.86%	0.85%
		Excluding sales charges	16.04	16.53	2.45	2.17	0.85

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

S&P 500® Index[3]	16.36%	17.22%	2.95%	2.82%

Average Lipper S&P 500 Index Objective Fund[4]	16.03	16.54	2.43	2.31

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on the share class and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 2.16% for the ten-year period ended April 30, 2011.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	S&P 500® Index is a trademark of The McGraw Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper S&P 500® Index objective fund is representative of funds that are passively managed, and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500® Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

Cost in Dollars of a $1,000 Investment in MainStay Equity Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Class A Shares	$1,000.00	$1,160.40	$3.21	$1,021.80	$3.01

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.60% for Class A) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

6    MainStay Equity Index Fund

Industry Composition as of April 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	10.2%
Pharmaceuticals	5.3
Computers & Peripherals	4.1
Diversified Financial Services	3.8
Insurance	3.6
Software	3.5
Media	3.2
IT Services	3.0
Aerospace & Defense	2.6
Commercial Banks	2.6
Diversified Telecommunication Services	2.5
Industrial Conglomerates	2.4
Machinery	2.4
Semiconductors & Semiconductor Equipment	2.4
Beverages	2.3
Capital Markets	2.3
Energy Equipment & Services	2.3
Food & Staples Retailing	2.2
Chemicals	2.0
Communications Equipment	2.0
Health Care Providers & Services	2.0
Household Products	2.0
Health Care Equipment & Supplies	1.8
Specialty Retail	1.8
Food Products	1.7
Electric Utilities	1.6
Hotels, Restaurants & Leisure	1.6
Internet Software & Services	1.6
Tobacco	1.6
Real Estate Investment Trusts	1.5
Multi-Utilities	1.2
Biotechnology	1.1
Metals & Mining	1.1
Air Freight & Logistics	1.0
Internet & Catalog Retail	0.9
Consumer Finance	0.8
Road & Rail	0.8
Multiline Retail	0.7
Automobiles	0.5
Commercial Services & Supplies	0.5
Electrical Equipment	0.5
Life Sciences Tools & Services	0.5
Textiles, Apparel & Luxury Goods	0.5
Electronic Equipment & Instruments	0.4
Household Durables	0.4
Wireless Telecommunication Services	0.3
Auto Components	0.2
Construction & Engineering	0.2
Independent Power Producers & Energy Traders	0.2
Personal Products	0.2
Airlines	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1
Building Products	0.0	‡
Construction Materials	0.0	‡
Short-Term Investments	4.9
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2011 (excluding short-term investments)

1.	ExxonMobil Corp.
2.	Apple, Inc.
3.	Chevron Corp.
4.	General Electric Co.
5.	International Business Machines Corp.
6.	Microsoft Corp.
7.	AT&T, Inc.
8.	JPMorgan Chase & Co.
9.	Procter & Gamble Co. (The)
10.	Johnson & Johnson

mainstayinvestments.com    7

Portfolio Management Discussion and Analysis

Questions answered by portfolio manager Francis J. Ok of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Equity Index Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Equity Index Fund returned 16.04% for Class A shares for the six months ended April 30, 2011. The Fund, which offers only one class of shares, outperformed the 16.03% return of the average Lipper1 S&P 500 Index objective fund and underperformed the 16.36% return of the S&P 500® Index2 for the six months ended April 30, 2011. Because the Fund incurs operating expenses that the Index does not, the Fund’s net performance will typically lag that of the Index. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

During the reporting period, how was the Fund’s performance materially affected by derivatives?

MainStay Equity Index Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Since these futures track the performance of the S&P 500® Index closely, they had a positive impact on the Fund’s overall performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

During the reporting period, the S&P 500® industries with the highest total returns were real estate management & development, energy equipment & services, and health care technology. The S&P 500® industries with the lowest total returns were airlines, office electronics and Internet software & services.

During the reporting period, which industries made the strongest contributions to the Fund’s absolute perfor-mance and which industries made the weakest contributions?

During the reporting period, the S&P 500® industries that made the strongest positive contributions to the Fund’s absolute performance were oil, gas & consumable fuels, energy equipment & services, and media. (Contributions take weightings and total returns into account.) Over the same period, the S&P 500® industries that made the weakest contributions to the Fund’s absolute performance were Internet software & services, communications equipment and office electronics.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which S&P 500® stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were petroleum marketer and refiner Tesoro, telecommunications equipment and fiber optics company JDS Uniphase and independent natural gas producer Cabot Oil & Gas. Over the same period, the S&P 500® stocks with the lowest total returns were imaging and printing company Eastman Kodak, Internet software & services company Akamai Technologies and communications equipment company Tellabs.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

During the reporting period, the S&P 500® stocks that made the strongest contributions to the Fund’s absolute performance were oil, gas & consumable fuels companies ExxonMobil and Chevron and industrial conglomerate General Electric. Over the same period, the S&P 500® Index stocks that made the weakest contributions to the Fund’s absolute performance were networking and communications provider Cisco Systems, Internet software & services company Google and capital markets company Goldman Sachs Group.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 12 additions to and 12 deletions from the S&P 500® Index. In terms of index weight, significant additions to the Index included health care products company Covidien and investment management and advisory firm BlackRock. Significant deletions included biotechnology company Genzyme and diversified telecommunication services company Qwest Communications International.

1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the S&P 500® Index.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8    MainStay Equity Index Fund

Portfolio of Investments††† April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 95.2%†

Aerospace & Defense 2.6%
Boeing Co. (The)	12,961	$1,034,029
General Dynamics Corp.	6,561	477,772
Goodrich Corp.	2,202	194,591
Honeywell International, Inc.	13,735	840,994
ITT Corp.	3,220	186,084
L-3 Communications Holdings, Inc.	1,993	159,819
Lockheed Martin Corp.	5,057	400,767
Northrop Grumman Corp.	5,172	328,991
Precision Castparts Corp.	2,499	386,145
Raytheon Co.	6,428	312,079
Rockwell Collins, Inc.	2,763	174,345
Textron, Inc.	4,816	125,698
United Technologies Corp.	16,247	1,455,406

		6,076,720

Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	2,914	233,644
Expeditors International of Washington, Inc.	3,729	202,373
FedEx Corp.	5,527	528,768
United Parcel Service, Inc. Class B	17,407	1,305,003

		2,269,788

Airlines 0.1%
Southwest Airlines Co.	13,109	154,031

Auto Components 0.2%
Goodyear Tire & Rubber Co. (The) (a)	4,268	77,464
Johnson Controls, Inc.	11,826	484,866

		562,330

Automobiles 0.5%
Ford Motor Co. (a)	66,587	1,030,101
Harley-Davidson, Inc.	4,135	154,070

		1,184,171

Beverages 2.3%
Brown-Forman Corp. Class B	1,822	130,929
Coca-Cola Co. (The)	40,387	2,724,507
Coca-Cola Enterprises, Inc.	5,825	165,488
Constellation Brands, Inc. Class A (a)	3,109	69,611
Dr. Pepper Snapple Group, Inc.	3,998	156,722
Molson Coors Brewing Co. Class B	2,774	135,232
PepsiCo., Inc.	27,960	1,926,164

		5,308,653

Biotechnology 1.1%
Amgen, Inc. (a)	16,415	933,193
Biogen Idec, Inc. (a)	4,258	414,516
Celgene Corp. (a)	8,257	486,172
Cephalon, Inc. (a)	1,320	101,376
Gilead Sciences, Inc. (a)	14,000	543,760

		2,479,017

Building Products 0.0%‡
Masco Corp.	6,303	84,586

Capital Markets 2.3%
Ameriprise Financial, Inc.	4,416	274,057
Bank of New York Mellon Corp. (The)	21,843	632,573
BlackRock, Inc.	1,681	329,375
Charles Schwab Corp. (The)	17,413	318,832
E*TRADE Financial Corp. (a)	4,360	70,806
Federated Investors, Inc. Class B	1,591	41,016
Franklin Resources, Inc.	2,576	332,613
Goldman Sachs Group, Inc. (The)	9,162	1,383,554
Invesco, Ltd.	8,231	204,705
Janus Capital Group, Inc.	3,303	40,198
Legg Mason, Inc.	2,718	100,974
Morgan Stanley	27,245	712,457
Northern Trust Corp.	4,254	212,657
State Street Corp.	8,815	410,338
T. Rowe Price Group, Inc.	4,504	289,382

		5,353,537

Chemicals 2.0%
Air Products & Chemicals, Inc.	3,731	356,385
Airgas, Inc.	1,309	90,910
CF Industries Holdings, Inc.	1,248	176,654
Dow Chemical Co. (The)	20,559	842,713
E.I. du Pont de Nemours & Co.	16,223	921,304
Eastman Chemical Co.	1,271	136,315
Ecolab, Inc.	4,101	216,369
FMC Corp.	1,273	112,380
International Flavors & Fragrances, Inc.	1,403	89,119
Monsanto Co.	9,503	646,584
PPG Industries, Inc.	2,827	267,632
Praxair, Inc.	5,376	572,114
Sherwin-Williams Co. (The)	1,588	130,677
Sigma-Aldrich Corp.	2,132	150,477

		4,709,633

Commercial Banks 2.6%
BB&T Corp.	12,176	327,778
Comerica, Inc.	3,098	117,507
Fifth Third Bancorp	16,357	217,057
First Horizon National Corp.	4,591	50,271
Huntington Bancshares, Inc.	15,190	103,140
KeyCorp	16,748	145,205
M&T Bank Corp.	2,090	184,693

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 9

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Commercial Banks (continued)

Marshall & Ilsley Corp.	9,260	$75,654
PNC Financial Services Group, Inc.	9,229	575,336
Regions Financial Corp.	22,072	162,009
SunTrust Banks, Inc.	9,432	265,888
U.S. Bancorp	33,680	869,618
Wells Fargo & Co.	92,735	2,699,516
Zions Bancorp	3,035	74,206

		5,867,878

Commercial Services & Supplies 0.5%
Avery Dennison Corp.	1,936	80,809
Cintas Corp.	2,192	68,062
Iron Mountain, Inc.	3,538	112,685
Pitney Bowes, Inc.	3,634	89,251
R.R. Donnelley & Sons Co.	3,627	68,405
Republic Services, Inc.	5,381	170,147
Stericycle, Inc. (a)	1,497	136,646
Waste Management, Inc.	8,389	331,030

		1,057,035

Communications Equipment 2.0%
Cisco Systems, Inc.	97,573	1,713,382
F5 Networks, Inc. (a)	1,422	144,134
Harris Corp.	2,267	120,446
JDS Uniphase Corp. (a)	3,889	81,047
Juniper Networks, Inc. (a)	9,416	360,915
Motorola Mobility Holdings, Inc. (a)	5,122	133,479
Motorola Solutions, Inc. (a)	5,854	268,581
QUALCOMM, Inc.	28,934	1,644,609
Tellabs, Inc.	6,713	33,028

		4,499,621

Computers & Peripherals 4.1%
X Apple, Inc. (a)	16,218	5,647,594
Dell, Inc. (a)	29,745	461,345
EMC Corp. (a)	36,414	1,031,973
Hewlett-Packard Co.	38,330	1,547,382
Lexmark International, Inc. Class A (a)	1,380	44,505
NetApp, Inc. (a)	6,476	336,623
SanDisk Corp. (a)	4,093	201,130
Western Digital Corp. (a)	4,029	160,354

		9,430,906

Construction & Engineering 0.2%
Fluor Corp.	3,141	219,682
Jacobs Engineering Group, Inc. (a)	2,207	109,489
Quanta Services, Inc. (a)	3,700	80,216

		409,387

Construction Materials 0.0%‡
Vulcan Materials Co.	2,254	101,881

Consumer Finance 0.8%
American Express Co.	18,389	902,532
Capital One Financial Corp.	8,023	439,099
Discover Financial Services	9,558	237,421
SLM Corp. (a)	9,368	155,415

		1,734,467

Containers & Packaging 0.1%
Ball Corp.	2,982	111,258
Bemis Co., Inc.	1,922	60,236
Owens-Illinois, Inc. (a)	2,872	85,212
Sealed Air Corp.	2,801	72,182

		328,888

Distributors 0.1%
Genuine Parts Co.	2,768	148,642

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	2,230	89,267
DeVry, Inc.	1,114	58,931
H&R Block, Inc.	5,414	93,608

		241,806

Diversified Financial Services 3.8%
Bank of America Corp.	178,165	2,187,866
Citigroup, Inc. (a)	511,384	2,347,253
CME Group, Inc.	1,179	348,713
IntercontinentalExchange, Inc. (a)	1,301	156,575
X JPMorgan Chase & Co.	70,122	3,199,667
Leucadia National Corp.	3,460	133,764
Moody’s Corp.	3,582	140,199
NASDAQ OMX Group, Inc. (The) (a)	2,622	71,056
NYSE Euronext	4,576	183,269

		8,768,362

Diversified Telecommunication Services 2.5%
X AT&T, Inc.	104,037	3,237,632
CenturyLink, Inc.	10,376	423,133
Frontier Communications Corp.	17,434	144,179
Verizon Communications, Inc.	49,663	1,876,268
Windstream Corp.	8,889	113,868

		5,795,080

Electric Utilities 1.6%
American Electric Power Co., Inc.	8,424	307,308
Duke Energy Corp.	23,153	431,803
Edison International	5,723	224,742
Entergy Corp.	3,185	222,058
Exelon Corp.	11,614	489,530
FirstEnergy Corp.	7,342	293,386
NextEra Energy, Inc.	7,420	419,749
Northeast Utilities	3,093	110,111
Pepco Holdings, Inc.	3,932	75,770
Pinnacle West Capital Corp.	1,908	82,788

10 MainStay Equity Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Electric Utilities (continued)

PPL Corp.	9,934	$272,490
Progress Energy, Inc.	5,154	244,557
Southern Co.	14,762	576,309

		3,750,601

Electrical Equipment 0.5%
Emerson Electric Co.	13,220	803,247
Rockwell Automation, Inc.	2,491	217,041
Roper Industries, Inc.	1,654	143,055

		1,163,343

Electronic Equipment & Instruments 0.4%
Amphenol Corp. Class A	3,051	170,581
Corning, Inc.	27,435	574,489
FLIR Systems, Inc.	2,746	96,714
Jabil Circuit, Inc.	3,478	69,004
Molex, Inc.	2,436	65,772

		976,560

Energy Equipment & Services 2.3%
Baker Hughes, Inc.	7,576	586,458
Cameron International Corp. (a)	4,256	224,376
Diamond Offshore Drilling, Inc.	1,222	92,713
FMC Technologies, Inc. (a)	4,218	196,053
Halliburton Co.	16,003	807,832
Helmerich & Payne, Inc.	1,857	123,193
Nabors Industries, Ltd. (a)	5,007	153,415
National-Oilwell Varco, Inc.	7,361	564,515
Noble Corp.	4,501	193,588
Rowan Cos., Inc. (a)	2,216	92,407
Schlumberger, Ltd.	23,936	2,148,256

		5,182,806

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	7,684	621,789
CVS Caremark Corp.	24,085	872,840
Kroger Co. (The)	11,283	274,290
Safeway, Inc.	6,481	157,553
SUPERVALU, Inc.	3,814	42,946
Sysco Corp.	10,345	299,074
Wal-Mart Stores, Inc.	34,486	1,896,040
Walgreen Co.	16,237	693,645
Whole Foods Market, Inc.	2,566	161,042

		5,019,219

Food Products 1.7%
Archer-Daniels-Midland Co.	11,234	415,883
Campbell Soup Co.	3,213	107,925
ConAgra Foods, Inc.	7,199	176,015
Dean Foods Co. (a)	3,261	36,490
General Mills, Inc.	11,288	435,491
H.J. Heinz Co.	5,588	286,273
Hershey Co. (The)	2,714	156,625
Hormel Foods Corp.	2,434	71,584
J.M. Smucker Co. (The)	2,100	157,647
Kellogg Co.	4,471	256,054
Kraft Foods, Inc. Class A	30,638	1,028,824
McCormick & Co., Inc.	2,341	114,990
Mead Johnson Nutrition Co.	3,595	240,434
Sara Lee Corp.	10,956	210,355
Tyson Foods, Inc. Class A	5,244	104,356

		3,798,946

Gas Utilities 0.1%
Nicor, Inc.	814	45,120
ONEOK, Inc.	1,871	130,858

		175,978

Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	10,269	584,306
Becton, Dickinson & Co.	3,898	334,994
Boston Scientific Corp. (a)	26,661	199,691
C.R. Bard, Inc.	1,511	161,299
CareFusion Corp. (a)	3,903	114,631
Covidien PLC	8,692	484,057
DENTSPLY International, Inc.	2,509	94,188
Edwards Lifesciences Corp. (a)	2,023	174,686
Intuitive Surgical, Inc. (a)	692	241,992
Medtronic, Inc.	18,825	785,944
St. Jude Medical, Inc.	5,738	306,639
Stryker Corp.	5,998	353,882
Varian Medical Systems, Inc. (a)	2,141	150,298
Zimmer Holdings, Inc. (a)	3,382	220,676

		4,207,283

Health Care Providers & Services 2.0%
Aetna, Inc.	6,778	280,474
AmerisourceBergen Corp.	4,903	199,258
Cardinal Health, Inc.	6,173	269,698
CIGNA Corp.	4,782	223,941
Coventry Health Care, Inc. (a)	2,603	83,999
DaVita, Inc. (a)	1,708	150,458
Express Scripts, Inc. (a)	9,266	525,753
Humana, Inc. (a)	2,973	226,305
Laboratory Corp. of America Holdings (a)	1,808	174,418
McKesson Corp.	4,462	370,391
Medco Health Solutions, Inc. (a)	7,129	422,963
Patterson Cos., Inc.	1,671	58,000
Quest Diagnostics, Inc.	2,732	154,030
Tenet Healthcare Corp. (a)	8,530	59,113
UnitedHealth Group, Inc.	19,362	953,191
WellPoint, Inc.	6,619	508,273

		4,660,265

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Health Care Technology 0.1%
Cerner Corp. (a)	1,246	$149,744

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	7,645	291,045
Chipotle Mexican Grill, Inc. Class A (a)	546	145,667
Darden Restaurants, Inc.	2,434	114,325
International Game Technology	5,231	92,537
Marriott International, Inc. Class A	5,037	177,806
McDonald’s Corp.	18,365	1,438,163
Starbucks Corp.	12,997	470,362
Starwood Hotels & Resorts Worldwide, Inc.	3,341	199,023
Wyndham Worldwide Corp.	3,146	108,883
Wynn Resorts, Ltd.	1,323	194,680
Yum! Brands, Inc.	8,202	439,955

		3,672,446

Household Durables 0.4%
D.R. Horton, Inc.	4,970	61,827
Fortune Brands, Inc.	2,677	174,219
Harman International Industries, Inc.	1,249	60,614
Leggett & Platt, Inc.	2,570	67,565
Lennar Corp. Class A	2,790	52,982
Newell Rubbermaid, Inc.	5,099	97,187
Pulte Group, Inc. (a)	5,928	48,195
Stanley Black & Decker, Inc.	2,909	211,339
Whirlpool Corp.	1,334	114,964

		888,892

Household Products 2.0%
Clorox Co. (The)	2,438	169,831
Colgate-Palmolive Co.	8,705	734,267
Kimberly-Clark Corp.	7,194	475,236
X Procter & Gamble Co. (The)	49,275	3,197,947

		4,577,281

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The) (a)	11,728	155,279
Constellation Energy Group, Inc.	3,549	129,254
NRG Energy, Inc. (a)	4,459	107,908

		392,441

Industrial Conglomerates 2.4%
3M Co.	12,526	1,217,652
X General Electric Co.	186,919	3,822,494
Tyco International, Ltd.	8,351	407,028

		5,447,174

Insurance 3.6%
ACE, Ltd.	5,953	400,339
Aflac, Inc.	8,273	464,860
Allstate Corp. (The)	9,455	319,957
American International Group, Inc. (a)	2,526	78,685
Aon Corp.	5,864	305,925
Assurant, Inc.	1,779	70,626
Berkshire Hathaway, Inc. Class B (a)	30,469	2,538,068
Chubb Corp. (The)	5,204	339,249
Cincinnati Financial Corp.	2,856	90,478
Genworth Financial, Inc. Class A (a)	8,601	104,846
Hartford Financial Services Group, Inc. (The)	7,808	226,198
Lincoln National Corp.	5,563	173,733
Loews Corp.	5,587	247,281
Marsh & McLennan Cos., Inc.	9,533	288,659
MetLife, Inc.	18,518	866,457
Principal Financial Group, Inc.	5,631	190,046
Progressive Corp. (The)	11,735	257,466
Prudential Financial, Inc.	8,543	541,797
Torchmark Corp.	1,374	91,948
Travelers Cos., Inc. (The)	7,657	484,535
Unum Group	5,459	144,554
XL Group PLC	5,482	133,870

		8,359,577

Internet & Catalog Retail 0.9%
Amazon.com, Inc. (a)	6,272	1,232,448
Expedia, Inc.	3,662	91,660
Netflix, Inc. (a)	764	177,760
Priceline.com, Inc. (a)	864	472,616

		1,974,484

Internet Software & Services 1.6%
Akamai Technologies, Inc. (a)	3,188	109,795
eBay, Inc. (a)	20,113	691,887
Google, Inc. Class A (a)	4,415	2,402,201
Monster Worldwide, Inc. (a)	2,260	37,087
VeriSign, Inc.	3,066	113,319
Yahoo!, Inc. (a)	22,946	407,292

		3,761,581

IT Services 3.0%
Automatic Data Processing, Inc.	8,643	469,747
Cognizant Technology Solutions Corp. Class A (a)	5,355	443,929
Computer Sciences Corp.	2,713	138,309
Fidelity National Information Services, Inc.	4,632	153,319
Fiserv, Inc. (a)	2,640	161,858
X International Business Machines Corp.	21,447	3,658,429
MasterCard, Inc. Class A	1,701	469,289
Paychex, Inc.	5,651	184,844
SAIC, Inc. (a)	5,159	89,767
Teradata Corp. (a)	2,942	164,517
Total System Services, Inc.	2,920	55,042

12 MainStay Equity Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

IT Services (continued)

Visa, Inc. Class A	8,578	$670,113
Western Union Co. (The)	11,606	246,628

		6,905,791

Leisure Equipment & Products 0.1%
Hasbro, Inc.	2,415	113,118
Mattel, Inc.	6,322	168,924

		282,042

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc. (a)	6,083	303,603
Life Technologies Corp. (a)	3,173	175,150
PerkinElmer, Inc.	2,071	58,547
Thermo Fisher Scientific, Inc. (a)	6,876	412,491
Waters Corp. (a)	1,617	158,466

		1,108,257

Machinery 2.4%
Caterpillar, Inc.	11,245	1,297,785
Cummins, Inc.	3,493	419,789
Danaher Corp.	9,514	525,553
Deere & Co.	7,447	726,083
Dover Corp.	3,277	222,967
Eaton Corp.	5,992	320,752
Flowserve Corp.	982	124,341
Illinois Tool Works, Inc.	8,730	509,919
Ingersoll-Rand PLC	5,802	293,001
Joy Global, Inc.	1,817	183,426
PACCAR, Inc.	6,403	340,063
Pall Corp.	2,052	119,919
Parker Hannifin Corp.	2,833	267,209
Snap-On, Inc.	1,038	64,117

		5,414,924

Media 3.2%
Cablevision Systems Corp. Class A	4,102	144,514
CBS Corp. Class B	11,963	301,707
Comcast Corp. Class A	49,059	1,287,308
DIRECTV Class A (a)	13,939	677,296
Discovery Communications, Inc. Class A (a)	5,000	221,300
Gannett Co., Inc.	4,192	63,132
Interpublic Group of Cos., Inc. (The)	8,593	100,968
McGraw-Hill Cos., Inc. (The)	5,432	219,833
News Corp. Class A	40,065	713,958
Omnicom Group, Inc.	5,048	248,311
Scripps Networks Interactive Class A	1,577	81,089
Time Warner Cable, Inc.	6,053	472,921
Time Warner, Inc.	19,237	728,313
Viacom, Inc. Class B	10,509	537,640
Walt Disney Co. (The)	33,334	1,436,695
Washington Post Co. Class B	93	40,539

		7,275,524

Metals & Mining 1.1%
AK Steel Holding Corp.	1,975	32,094
Alcoa, Inc.	18,707	318,019
Allegheny Technologies, Inc.	1,731	124,632
Cliffs Natural Resources, Inc.	2,381	223,147
Freeport-McMoRan Copper & Gold, Inc.	16,661	916,855
Newmont Mining Corp.	8,651	507,035
Nucor Corp.	5,542	260,252
Titanium Metals Corp. (a)	1,579	31,628
United States Steel Corp.	2,520	120,229

		2,533,891

Multi-Utilities 1.2%
Ameren Corp.	4,199	123,073
CenterPoint Energy, Inc.	7,409	137,807
CMS Energy Corp.	4,438	87,872
Consolidated Edison, Inc.	5,101	265,864
Dominion Resources, Inc.	10,213	474,088
DTE Energy Co.	2,966	149,872
Integrys Energy Group, Inc.	1,358	71,105
NiSource, Inc.	4,887	95,052
PG&E Corp.	6,863	316,247
Public Service Enterprise Group, Inc.	8,887	285,895
SCANA Corp.	1,979	82,168
Sempra Energy	4,214	232,191
TECO Energy, Inc.	3,769	72,629
Wisconsin Energy Corp.	4,110	128,273
Xcel Energy, Inc.	8,508	207,000

		2,729,136

Multiline Retail 0.7%
Big Lots, Inc. (a)	1,330	54,676
Family Dollar Stores, Inc.	2,212	119,913
J.C. Penney Co., Inc.	4,154	159,721
Kohl’s Corp.	5,150	271,456
Macy’s, Inc.	7,425	177,532
Nordstrom, Inc.	2,990	142,175
Sears Holdings Corp. (a)	778	66,885
Target Corp.	12,465	612,031

		1,604,389

Office Electronics 0.1%
Xerox Corp.	24,284	245,026

Oil, Gas & Consumable Fuels 10.2%
Anadarko Petroleum Corp.	8,696	686,462
Apache Corp.	6,728	897,313
Cabot Oil & Gas Corp.	1,868	105,131

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Oil, Gas & Consumable Fuels (continued)

Chesapeake Energy Corp.	11,491	$386,902
X Chevron Corp.	35,338	3,867,391
ConocoPhillips	25,200	1,989,036
CONSOL Energy, Inc.	3,967	214,575
Denbury Resources, Inc. (a)	7,018	158,396
Devon Energy Corp.	7,517	684,047
El Paso Corp.	13,467	261,395
EOG Resources, Inc.	4,713	532,145
EQT Corp.	2,622	137,943
X ExxonMobil Corp.	87,206	7,674,128
Hess Corp.	5,281	453,955
Marathon Oil Corp.	12,469	673,825
Massey Energy Co.	1,794	122,423
Murphy Oil Corp.	3,370	261,108
Newfield Exploration Co. (a)	2,357	166,876
Noble Energy, Inc.	3,071	295,645
Occidental Petroleum Corp.	14,270	1,630,918
Peabody Energy Corp.	4,728	315,925
Pioneer Natural Resources Co.	2,038	208,345
QEP Resources, Inc.	3,080	131,608
Range Resources Corp.	2,814	158,850
Southwestern Energy Co. (a)	6,076	266,493
Spectra Energy Corp.	11,380	330,475
Sunoco, Inc.	2,117	90,311
Tesoro Corp. (a)	2,535	68,749
Valero Energy Corp.	9,951	281,613
Williams Cos., Inc.	10,268	340,590

		23,392,573

Paper & Forest Products 0.1%
International Paper Co.	7,679	237,128
MeadWestvaco Corp.	3,002	101,137

		338,265

Personal Products 0.2%
Avon Products, Inc.	7,533	221,320
Estee Lauder Cos., Inc. (The) Class A	2,005	194,485

		415,805

Pharmaceuticals 5.3%
Abbott Laboratories	27,243	1,417,726
Allergan, Inc.	5,402	429,783
Bristol-Myers Squibb Co.	30,131	846,681
Eli Lilly & Co.	17,829	659,851
Forest Laboratories, Inc. (a)	5,014	166,264
Hospira, Inc. (a)	2,941	166,843
X Johnson & Johnson	48,148	3,164,287
Merck & Co., Inc.	54,272	1,951,078
Mylan, Inc. (a)	7,641	190,414
Pfizer, Inc.	140,610	2,947,186
Watson Pharmaceuticals, Inc. (a)	2,206	136,816

		12,076,929

Professional Services 0.1%
Dun & Bradstreet Corp.	880	72,318
Equifax, Inc.	2,199	82,529
Robert Half International, Inc.	2,591	78,585

		233,432

Real Estate Investment Trusts 1.5%
Apartment Investment & Management Co. Class A	2,099	56,589
AvalonBay Communities, Inc.	1,488	188,396
Boston Properties, Inc.	2,510	262,370
Equity Residential	5,182	309,469
HCP, Inc.	7,053	279,440
Health Care REIT, Inc.	3,100	166,687
Host Hotels & Resorts, Inc.	11,977	213,071
Kimco Realty Corp.	7,128	139,281
Plum Creek Timber Co., Inc.	2,839	122,332
ProLogis	9,761	159,007
Public Storage	2,449	287,292
Simon Property Group, Inc.	5,235	599,617
Ventas, Inc.	2,872	160,631
Vornado Realty Trust	2,838	274,378
Weyerhaeuser Co.	9,408	216,478

		3,435,038

Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc. Class A (a)	5,089	135,927

Road & Rail 0.8%
CSX Corp.	6,584	518,095
Norfolk Southern Corp.	6,268	468,094
Ryder System, Inc.	919	49,166
Union Pacific Corp.	8,676	897,706

		1,933,061

Semiconductors & Semiconductor Equipment 2.4%
Advanced Micro Devices, Inc. (a)	9,953	90,572
Altera Corp.	5,633	274,327
Analog Devices, Inc.	5,240	211,224
Applied Materials, Inc.	23,479	368,386
Broadcom Corp. Class A (a)	8,372	294,527
First Solar, Inc. (a)	946	132,033
Intel Corp.	96,606	2,240,293
KLA-Tencor Corp.	2,949	129,461
Linear Technology Corp.	3,944	137,251
LSI Corp. (a)	10,796	79,135
MEMC Electronic Materials, Inc. (a)	3,994	47,249
Microchip Technology, Inc.	3,264	133,955

14 MainStay Equity Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Semiconductors & Semiconductor Equipment (continued)

Micron Technology, Inc. (a)	15,028	$169,666
National Semiconductor Corp.	4,278	103,185
Novellus Systems, Inc. (a)	1,618	51,938
NVIDIA Corp. (a)	10,069	201,380
Teradyne, Inc. (a)	3,238	52,132
Texas Instruments, Inc.	20,670	734,405
Xilinx, Inc.	4,550	158,613

		5,609,732

Software 3.5%
Adobe Systems, Inc. (a)	8,955	300,440
Autodesk, Inc. (a)	3,994	179,650
BMC Software, Inc. (a)	3,141	157,773
CA, Inc.	6,801	167,237
Citrix Systems, Inc. (a)	3,283	276,888
Compuware Corp. (a)	3,930	44,527
Electronic Arts, Inc. (a)	5,802	117,084
Intuit, Inc. (a)	4,793	266,299
X Microsoft Corp.	130,159	3,386,737
Oracle Corp.	68,483	2,468,812
Red Hat, Inc. (a)	3,319	157,553
Salesforce.com, Inc. (a)	2,052	284,407
Symantec Corp. (a)	13,435	263,998

		8,071,405

Specialty Retail 1.8%
Abercrombie & Fitch Co. Class A	1,553	109,952
AutoNation, Inc. (a)	1,104	37,437
AutoZone, Inc. (a)	478	134,978
Bed Bath & Beyond, Inc. (a)	4,484	251,642
Best Buy Co., Inc.	5,813	181,482
Carmax, Inc. (a)	3,927	136,267
GameStop Corp. Class A (a)	2,479	63,661
Gap, Inc. (The)	7,280	169,187
Home Depot, Inc. (The)	28,848	1,071,415
Limited Brands, Inc.	4,650	191,394
Lowe’s Cos., Inc.	24,293	637,691
O’Reilly Automotive, Inc. (a)	2,436	143,870
RadioShack Corp.	1,877	29,675
Ross Stores, Inc.	2,116	155,928
Staples, Inc.	12,839	271,416
Tiffany & Co.	2,217	153,949
TJX Cos., Inc.	7,049	377,967
Urban Outfitters, Inc. (a)	2,260	71,100

		4,189,011

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	5,225	312,508
NIKE, Inc. Class B	6,725	553,602
Polo Ralph Lauren Corp.	1,147	149,993
VF Corp.	1,518	152,650

		1,168,753

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	9,244	88,095
People’s United Financial, Inc.	6,524	89,314

		177,409

Tobacco 1.6%
Altria Group, Inc.	36,826	988,410
Lorillard, Inc.	2,563	272,959
Philip Morris International, Inc.	31,635	2,196,734
Reynolds American, Inc.	5,942	220,508

		3,678,611

Trading Companies & Distributors 0.1%
Fastenal Co.	2,591	173,830
W.W. Grainger, Inc.	1,050	159,180

		333,010

Wireless Telecommunication Services 0.3%
American Tower Corp. Class A (a)	7,052	368,890
MetroPCS Communications, Inc. (a)	4,698	79,067
Sprint Nextel Corp. (a)	52,432	271,598

		719,555

Total Common Stocks (Cost $103,570,998)		218,732,536

	Principal
	Amount
Short-Term Investments 4.9%

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $133,865 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $140,000 and a Market Value of $139,999)	$133,865	133,865

Total Repurchase Agreement (Cost $133,865)		133,865

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Short-Term Investments (continued)

U.S. Government 4.8%
United States Treasury Bills
0.027%, due 7/7/11 (b)	$8,700,000	$8,699,565
0.041%, due 7/28/11 (b)(c)	2,400,000	2,399,760

Total U.S. Government (Cost $11,098,941)		11,099,325

Total Short-Term Investments (Cost $11,232,806)		11,233,190

Total Investments (Cost $114,803,804) (e)	100.1%	229,965,726
Other Assets, Less Liabilities	(0.1)	(211,693)

Net Assets	100.0%	$229,754,033

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (d)
Futures Contracts 0.4%

Standard & Poor’s 500 Index Mini June 2011	163	$834,391

Total Futures Contracts (Settlement Value $11,081,555)		$834,391

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Interest rate presented is yield to maturity.
(c)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.
(d)	Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2011.
(e)	At April 30, 2011, cost is $120,607,754 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$120,937,215
Gross unrealized depreciation	(11,579,243)

Net unrealized appreciation	$109,357,972

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$218,732,536	$—	$—	$218,732,536
Short-Term Investments
Repurchase Agreement	—	133,865	—	133,865
U.S. Government	—	11,099,325	—	11,099,325

Total Short-Term Investments	—	11,233,190	—	11,233,190

Total Investments in Securities	218,732,536	11,233,190	—	229,965,726

Other Financial Instruments
Futures Contracts Long (b)	834,391	—	—	834,391

Total Investments in Securities and Other Financial Instruments	$219,566,927	$11,233,190	$—	$230,800,117

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16 MainStay Equity Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $114,803,804)	$229,965,726
Receivables:
Dividends and interest	229,181
Variation margin on futures contracts	39,415
Other assets	12,706

Total assets	230,247,028

Liabilities
Payables:
Investment securities purchased	150,538
Fund shares redeemed	144,698
Transfer agent (See Note 3)	73,922
NYLIFE Distributors (See Note 3)	46,370
Professional fees	29,752
Shareholder communication	27,265
Manager (See Note 3)	11,734
Custodian	3,284
Trustees	859
Accrued expenses	4,573

Total liabilities	492,995

Net assets	$229,754,033

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$45,764
Additional paid-in capital	130,315,572

130,361,336
Undistributed net investment income	1,489,500
Accumulated net realized gain (loss) on investments and futures transactions	(18,093,116)
Net unrealized appreciation (depreciation) on investments and futures contracts	115,996,313

Net assets	$229,754,033

Shares of beneficial interest outstanding	4,576,417

Net asset value per share outstanding (a)	$50.20
Maximum sales charge (3.00% of offering price) (a)	1.55

Maximum offering price per share outstanding (a)	$51.75

(a)	Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 13, 2010. (See Note 2 (C))

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,152,451
Interest	4,917

Total income	2,157,368

Expenses
Manager (See Note 3)	302,627
Distribution/Service—Class A (See Note 3)	278,272
Transfer agent (See Note 3)	219,600
Professional fees	37,282
Shareholder communication	36,279
Custodian	13,246
Registration	12,980
Trustees	3,397
Miscellaneous	8,261

Total expenses before waiver/reimbursement	911,944
Expense waiver/reimbursement from Manager (See Note 3)	(244,082)

Net expenses	667,862

Net investment income (loss)	1,489,506

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	8,193,780
Futures transactions	1,119,740

Net realized gain (loss) on investments and futures transactions	9,313,520

Net change in unrealized appreciation (depreciation) on:
Investments	22,138,102
Futures contracts	379,303

Net change in unrealized appreciation (depreciation) on investments and futures contracts	22,517,405

Net realized and unrealized gain (loss) on investments and futures transactions	31,830,925

Net increase (decrease) in net assets resulting from operations	$33,320,431

(a)	Dividends recorded net of foreign withholding taxes in the amount of $11.

18 MainStay Equity Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,489,506	$3,089,341
Net realized gain (loss) on investments and futures transactions	9,313,520	11,882,404
Net change in unrealized appreciation (depreciation) on investments and futures contracts	22,517,405	18,461,136

Net increase (decrease) in net assets resulting from operations	33,320,431	33,432,881

Dividends to shareholders:
From net investment income	(3,061,226)	(3,930,323)

Capital share transactions:
Net proceeds from sale of shares	126,256	218,356
Net asset value of shares issued to shareholders in reinvestment of dividends	2,896,712	3,768,663
Cost of shares redeemed	(20,666,899)	(43,050,196)

Increase (decrease) in net assets derived from capital share transactions	(17,643,931)	(39,063,177)

Net increase (decrease) in net assets	12,615,274	(9,560,619)

Net Assets
Beginning of period	217,138,759	226,699,378

End of period	$229,754,033	$217,138,759

Undistributed net investment income at end of period	$1,489,500	$3,061,220

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period (a)	$43.86		$38.45	$36.12	$57.62	$51.38	$44.90

Net investment income (loss) (a)	0.34		0.63	0.68	0.81 (b)	0.81 (b)	0.78
Net realized and unrealized gain (loss) on investments (a)	6.63		5.45	2.53	(21.56)	6.22	6.27	(c)

Total from investment operations (a)	6.97		6.08	3.21	(20.75)	7.03	7.05

Less dividends:
From net investment income (a)	(0.63)		(0.67)	(0.88)	(0.75)	(0.79)	(0.57)

Net asset value at end of period (a)	$50.20		$43.86	$38.45	$36.12	$57.62	$51.38

Total investment return (d)	16.04	%(e)	15.98%	9.48%	(36.44%)	13.83%	15.85	%(c)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34	% ††	1.37%	1.89%	1.67%	1.51%	1.45%
Net expenses	0.60	% ††	0.60%	0.60%	0.60%	0.60%	0.64%
Expenses (before waiver/reimbursement)	0.82	% ††	0.85%	0.92%	0.79%	0.74%	0.79	%(f)
Portfolio turnover rate	2%		5%	14%	4%	5%	5%
Net assets at end of period (in 000’s)	$229,754		$217,139	$226,699	$242,002	$458,323	$494,971

*	Unaudited.
††	Annualized.
(a)	Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 13, 2010. (See Note 2(C))
(b)	Per share data based on average shares outstanding during the period.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was $0.04 per share on net realized gains on investments and the effect on total investment return was 0.12%, respectively.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

20 MainStay Equity Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Equity Index Fund (the “Fund”).

The Fund has one class of shares, Class A shares, which were first offered on December 20, 1990. Effective January 1, 2002, the Fund was closed to new investors and new share purchases. No purchase orders, systematic investments or exchanges are being accepted. Existing shareholders are permitted to reinvest dividends and capital gains only. NYLIFE LLC (“NYLIFE”) will continue to honor the unconditional guarantee associated with the Fund. (See Note 9)

The Fund’s investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500® Index. When formed, the Fund was sub-classified as a “non-diversified” fund, which meant that it could invest a greater percentage of its assets than other funds in a particular issuer. However, due to the Fund’s principal investment strategy and investment process, it has historically operated as a “diversified” fund. Therefore, the Fund will not operate as a “non-diversified” fund without first obtaining shareholder approval.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1—quoted prices in active markets for identical investments

• Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The

mainstayinvestments.com    21

Notes to Financial Statements (unaudited) (continued)

amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

The Fund declared a dividend of $0.6256 per share, which was paid on December 13, 2010, and also underwent a reverse share split on that day. The reverse share split rate was 0.98624 per share outstanding, based on the number of fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (see Note 8) have been adjusted to reflect the cumulative effects of this reverse stock split and those that occurred in each of the years presented.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The

22    MainStay Equity Index Fund

Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. However, in the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(J) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

	Statement of	Equity
	Assets and Liabilities	Contracts	Total
	Location	Risk	Risks

Futures Contracts (a)	Net Assets—Unrealized appreciation (depreciation) on investments and futures contracts	$834,391	$834,391

Total Fair Value		$834,391	$834,391

(a)	Includes cumulative appreciation (depreciation) of futures as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net realized gain (loss) on futures transactions	$(2,038)	$(2,038)
Futures Contracts	Net realized gain (loss) on futures transactions	1,119,740	1,119,740

Total Realized Gain		$1,117,702	$1,117,702

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$379,303	$379,303

Total Change in Unrealized Appreciation (Depreciation)		$379,303	$379,303

mainstayinvestments.com    23

Notes to Financial Statements (unaudited) (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts	Total
	Risk	Risk

Futures Contracts (2)	182	182

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% on assets up to $1 billion, 0.225% from $1 billion to $3 billion and 0.20% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The Manager has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.19% up to $1 billion, 0.165% from $1 billion to $3 billion and 0.14% in excess of $3 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.27% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

Additionally, the Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed 0.60% of the average daily net assets of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $302,627 and waived/reimbursed its fees in the amount of $244,082.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the Fund’s average daily net assets, which is an expense of the Fund, for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares were $0, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, amounted to $219,600.

(E) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $3,499. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $21,147,597 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to

24    MainStay Equity Index Fund

shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2011	$17,854
2012	3,294

Total	$21,148

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statements of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$3,930,323

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $4,311 and $22,843, respectively.

Note 8–Capital Share Transactions

Class A	Shares		Amount

Six-month period ended April 30, 2011:
Shares sold	2,600		$126,256
Shares issued to shareholders in reinvestment of dividends	65,399		2,896,712
Shares redeemed	(441,948)		(20,666,899)

Net increase (decrease)	(373,949)		$(17,643,931)

Year ended October 31, 2010:
Shares sold	5,253	(a)	$218,356
Shares issued to shareholders in reinvestment of dividends	(4,031	)(a)	3,768,663
Shares redeemed	(946,519	)(a)	(43,050,196)

Net increase (decrease)	(945,297)		$(39,063,177)

(a)	Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 13, 2010. (See Note 2 (C))

Note 9–Guarantee

NYLIFE LLC, a wholly-owned subsidiary of New York Life, has guaranteed unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the “Guarantee”) that if, on the business day immediately after ten years from the date of purchase (the “Guarantee Date”), the NAV of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period (“Guaranteed Share”), is less than the price initially paid for the Fund share (“Guaranteed Amount”), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount and the net asset value of that share as of the close of business on the Guarantee Date. For the services that New York Life Investments and its affiliates provide to the Fund, they receive the fees described in the prospectus (see Note 3). Neither New York Life Investments nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee. During the six-month period ended April 30, 2011, NYLIFE made payments directly to shareholders totaling $157,065 related to the Guarantee.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Equity Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“MSI”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MSI as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MSI in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MSI at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MSI’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

26    MainStay Equity Index Fund

The Board also examined the nature, extent and quality of the services that MSI provides to the Fund. The Board evaluated MSI’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined MSI’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI’s overall legal and compliance environment. The Board also reviewed MSI’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MSI’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

mainstayinvestments.com    27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

28    MainStay Equity Index Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    29

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23005 MS136-11	MSEI10-06/11
06

MainStay Global High Income Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	16

Notes to Financial Statements	24

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	33

Proxy Voting Policies and Procedures and Proxy Voting Record	36

Shareholder Reports and Quarterly Portfolio Disclosure	36

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	–3.62%	5.68%	7.45%	11.70%	1.37%
		Excluding sales charges	0.92	10.66	8.44	12.22	1.37

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–3.64	5.78	7.54	11.75	1.25
		Excluding sales charges	0.90	10.76	8.54	12.27	1.25

Class B Shares	Maximum 5% CDSC	With sales charges	–4.35	4.85	7.35	11.39	2.12
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	0.48	9.85	7.65	11.39	2.12

Class C Shares	Maximum 1% CDSC	With sales charges	–0.49	8.84	7.66	11.40	2.12
	if Redeemed Within One Year of Purchase	Excluding sales charges	0.48	9.84	7.66	11.40	2.12

Class I Shares[4]	No Sales Charge		1.02	11.03	8.81	12.55	1.00

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on August 31, 2007, includes the historical performance of Class A shares through August 30,

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

JPMorgan EMBI Global Diversified Index[5]	–1.38%	9.16%	8.49%	10.76%

Average Lipper Emerging Markets Debt Fund[6]	1.78	10.69	8.22	12.13

2007 adjusted for certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.

5.	The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper emerging markets debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Global High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Global High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,009.20	$6.63	$1,018.20	$6.66

Class A Shares	$1,000.00	$1,009.00	$6.08	$1,018.70	$6.11

Class B Shares	$1,000.00	$1,004.80	$10.34	$1,014.50	$10.39

Class C Shares	$1,000.00	$1,004.80	$10.34	$1,014.50	$10.39

Class I Shares	$1,000.00	$1,010.20	$4.83	$1,020.00	$4.86

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.33% for Investor Class, 1.22% for Class A, 2.08% for Class B and Class C and 0.97% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2011 (excluding short-term investment)

1.	Republic of Turkey, 6.00%–16.00%, due 3/7/12–1/14/41
2.	Gaz Capital S.A. for Gazprom, 9.25%, due 4/23/19
3.	Republic of Indonesia, 4.875%–6.625%, due 5/5/21–2/17/37
4.	Majapahit Holding B.V., 8.00%, due 8/7/19
5.	Republic of Venezuela, 6.00%–9.25%, due 12/9/20–5/7/28
6.	Republic of Argentina, 2.50%–8.28%, due 12/31/33–12/31/38
7.	Government of the Cayman Islands, 5.95%, due 11/24/19
8.	Republic of Philippines, 4.95%–9.50%, due 1/15/21–2/2/30
9.	KazMunaiGaz Finance Sub B.V., 11.75%, due 1/23/15
10.	Republic of Panama, 6.70%–9.375%, due 4/1/29–1/26/36

8    MainStay Global High Income Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Gary Goodenough, Dan Roberts, PhD, Michael Kimble and Howard Booth of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Global High Income Fund perform
relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Global High Income Fund returned 0.92% for Investor Class shares, 0.90% for Class A shares, 0.48% for Class B shares and 0.48% for Class C shares for the six months ended April 30, 2011. Over the same period, the Fund’s Class I shares returned 1.02%. All share classes underperformed the 1.78% return of the average Lipper1 emerging markets debt fund for the six months ended April 30, 2011. All share classes outperformed the –1.38% return of the JPMorgan EMBI Global Diversified Index2 for the reporting period. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the JPMorgan EMBI Global Diversified Index during the reporting period by selectively adding exposure to quasi-sovereign bonds (bonds that may have implicit backing by a foreign government) and corporate bonds. The higher yields of these securities added value during the reporting period. We also purchased local currency bonds and currency forwards3 to take advantage of renewed weakness in the U.S. dollar.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund’s use of derivatives was limited to currency forwards and U.S. Treasury futures.4 Currency forwards were used primarily to gain Fund exposure to currencies where local currency bonds were either unavailable or unattractive. The use of currency forwards had a pos-itive effect on the Fund’s performance. U.S. Treasury futures were used to hedge the Fund’s duration.5 The use of U.S. Treasury futures did not materially affect the performance of the Fund during the reporting period.

During the reporting period, what was the Fund’s duration strategy and what impact did this have on the Fund’s performance?

We viewed the risk of higher interest rates stemming from the Federal Reserve’s quantitative easing program as substantial. While wages have been restrained, we felt that the lagged effects of quantitative easing would likely manifest themselves as the economy continues to heal, keeping asset prices down. (Quantitative easing is the direct purchase of securities by the Federal Reserve.) Therefore, our strategy was to be slightly overweight credit risk relative to the JPMorgan EMBI Global Diversified Index, but slightly underweight interest rate risk. Overall, as interest rates increased during the reporting period, this strategy contributed positively to the Fund’s results.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Despite the media’s attention to the European debt crisis, unrest in the Middle East and North Africa, and the Japanese earthquake and tsunami, the Fund’s major themes, as driven by monetary and fiscal stimulus, remained constant during the reporting period.

How was the Fund affected by shifting currency values during the reporting period?

During the reporting period, we believed that the U.S. administration’s priorities included supporting the economy and reducing unemployment. If a by-product of the related policies was a weaker U.S. dollar, then we viewed the policies as amenable as long as inflation stayed in a manageable range and there was no revolt in the bond market. As a result, the Fund held foreign currencies that had what we considered to be better growth prospects and debt ratios than the U.S. dollar.

During the reporting period, which countries were significant contributors to the Fund’s performance and which countries were weak?

Local currency bonds from Brazil and Mexico were significant contributors to the Fund’s performance during the reporting period, primarily because of their positive carry6 and currency appreciation. Local currency bonds from the Ivory Coast, which plummeted in 2010 following a disputed election, recovered all of their losses once the conflict was resolved.

Interestingly, an inflation scare at the beginning of 2011 caused Philippine and Colombian local currency bond prices to decline. (Bond prices tend to decline when interest rates rise and tend to rise when interest rates decline.) Later, as monetary policy began to tighten, investors became more comfortable and drove

 1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
3. A currency forward is a forward contract in the foreign exchange market that locks in the price at which an entity can buy or sell a currency on a future date.
4. A U.S. Treasury future is a futures contract with U.S. Treasurys as the underlying instrument that pays interest. An interest rate future is a contract between a buyer and a seller who agree to the future delivery of any interest-bearing asset, including U.S. Treasurys. The interest rate future allows the buyer and seller to lock in the price of the interest-bearing asset for a future date.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6. Carry is the interest cost of financing securities. A positive carry occurs when the return from a security exceeds the financing cost. A negative carry occurs when the financing cost exceeds the return on the security that has been financed.

mainstayinvestments.com    9

yields back down—and prices back up—on these local currency bonds.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were the weakest contributors?

During the reporting period, the best-performing sector was local currency bonds (including foreign currency effects). Led by the Russian ruble, Brazilian real and Mexican peso, most foreign currencies appreciated strongly in relation to the U.S. dollar. Emerging market corporate bonds also produced a positive return. On the other hand, emerging market sovereign bonds underperformed the JPMorgan EMBI Global Diversified Index, primarily because of increasing U.S. Treasury yields during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

We reduced the Fund’s exposure to Indonesian and U.S. bonds during the reporting period, as spreads7 had tightened toward what we considered to be fair value. We increased the Fund’s holdings in local currency in the form of Mexican bonds in an effort to take advantage of their positive carry and appreciation in the Mexican peso.

How did the Fund’s sector or regional weightings change during the reporting period?

The Fund’s sector and regional weightings were broadly stable during the reporting period as the major themes of monetary and fiscal stimulus kept the Fund’s beta (or level of risk in relation to the market as a whole) above average.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund maintained overweight pos-itions relative to the JPMorgan EMBI Global Diversified Index in Argentina, Brazil and Central America. As of the same date, the Fund was underweight relative to the benchmark index in Eastern Europe, Lebanon, the Philippines and Malaysia. The Fund did, however, have exposure to Philippine and Malaysian currencies at the end of the reporting period.

 7. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Global High Income Fund

Portfolio of Investments††† April 30, 2011 (unaudited)

	Principal
	Amount	Value
Long-Term Bonds 94.6%† Corporate Bonds 37.2%

Bermuda 0.5%
Citic Resources Finance, Ltd. 6.75%, due 5/15/14 (a)	$1,475,000	$1,526,625

Brazil 2.6%
Banco do Nordeste do Brasil S.A. 3.625%, due 11/9/15 (a)	2,000,000	1,956,768
CSN Resources S.A. 6.50%, due 7/21/20 (a)	3,000,000	3,187,500
Itau Unibanco Holding S.A. 6.20%, due 4/15/20 (a)	2,000,000	2,066,846
Votorantim Cimentos S.A. 7.25%, due 4/5/41 (a)	1,000,000	987,500

		8,198,614

Cayman Islands 3.8%
Braskem Finance, Ltd. 5.75%, due 4/15/21 (a)	2,000,000	1,995,000
7.00%, due 5/7/20 (a)	1,500,000	1,631,250
CCL Finance, Ltd. 9.50%, due 8/15/14 (a)	2,500,000	2,912,500
Independencia International, Ltd. Series Reg S 12.00%, due 12/30/16 (b)(c)(d)	224,111	1,401
Odebrecht Finance, Ltd. 6.00%, due 4/5/23 (a)	2,000,000	1,995,000
7.00%, due 4/21/20 (a)	3,000,000	3,270,000

		11,805,151

Chile 1.0%
Inversiones CMPC S.A. 4.75%, due 1/19/18 (a)	3,000,000	2,960,004

Colombia 1.1%
Ecopetrol S.A. 7.625%, due 7/23/19	3,000,000	3,525,000

India 1.3%
ICICI Bank, Ltd. 5.00%, due 1/15/16 (a)	4,000,000	4,120,268

Jamaica 2.8%
X KazMunaiGaz Finance Sub B.V. 11.75%, due 1/23/15 (a)	7,000,000	8,750,000

Luxembourg 6.8%
ALROSA Finance S.A. 7.75%, due 11/3/20 (a)	5,500,000	5,926,250
X Gaz Capital S.A. for Gazprom Series Reg S 9.25%, due 4/23/19	9,950,000	12,412,625
TNK-BP Finance S.A. 7.875%, due 3/13/18 (a)	2,500,000	2,846,250

		21,185,125

Mexico 3.5%
Controladora Mabe S.A. C.V. 7.875%, due 10/28/19 (a)	1,600,000	1,744,000
7.875%, due 10/28/19	1,160,000	1,264,400
Empresas ICA SAB de C.V. 8.90%, due 2/4/21 (a)	3,000,000	3,120,000
Grupo Petrotemex S.A. de C.V. 9.50%, due 8/19/14 (a)	4,150,000	4,648,000

		10,776,400

Netherlands 3.4%
X Majapahit Holding B.V. 8.00%, due 8/7/19 (a)	9,000,000	10,507,500

Qatar 1.3%
Qatari Diar Finance QSC 5.00%, due 7/21/20 (a)	4,000,000	4,020,000

Russia 1.4%
BOM Capital PLC 6.699%, due 3/11/15 (a)	2,000,000	2,135,000
Novatek Finance, Ltd. 6.604%, due 2/3/21 (a)	2,000,000	2,105,000

		4,240,000

Trinidad And Tobago 1.5%
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, due 8/14/19 (a)	3,840,000	4,588,800

United Arab Emirates 2.1%
Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (a)	3,000,000	3,146,250
7.25%, due 8/1/18 (a)	3,125,000	3,500,000

		6,646,250

United States 4.1%
AES Corp. (The) 8.00%, due 10/15/17	3,000,000	3,262,500
AgriBank FCB 9.125%, due 7/15/19	2,300,000	2,818,813

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount		Value
Corporate Bonds (continued)

United States (continued)

Frontier Communications Corp. 8.75%, due 4/15/22		$6,000,000	$6,495,000

			12,576,313

Total Corporate Bonds (Cost $109,803,039)			115,426,050

Government & Federal Agencies 57.4%

Argentina 4.7%
Provincia de Buenos Aires 11.75%, due 10/5/15 (a)		2,000,000	2,085,000
Provincia de Cordoba 12.375%, due 8/17/17 (a)		3,000,000	3,127,500
X Republic of Argentina
2.50%, due 12/31/38		17,360,000	7,525,560
8.28%, due 12/31/33		1,951,427	1,736,770

			14,474,830

Barbados 0.7%
Barbados Government 7.00%, due 8/4/22 (a)		2,000,000	2,070,740

Belize 1.4%
Belize Government Series Reg S 6.00%, due 2/20/29		5,000,000	4,200,000

Bermuda 1.0%
Government of Bermuda 5.603%, due 7/20/20 (a)		3,000,000	3,188,931

Brazil 3.2%
Brazil Federative Republic 12.50%, due 1/5/16	B$	5,000,000	3,696,288
Brazil Notas do Tesouro Nacional Series F 10.00%, due 1/1/14		10,210,000	6,312,677

			10,008,965

Cayman Islands 4.8%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)		$5,500,000	5,582,500
X Government of the Cayman Islands 5.95%, due 11/24/19 (a)		8,800,000	9,152,317

			14,734,817

Chile 0.6%
Empresa Nacional del Petroleo 5.25%, due 8/10/20 (a)		2,000,000	2,000,266

Colombia 0.5%
Republic of Colombia 7.75%, due 4/14/21	COP	2,500,000,000	1,568,808

Croatia 0.8%
Republic of Croatia 6.375%, due 3/24/21 (a)		$1,000,000	1,017,149
6.625%, due 7/14/20 (a)		1,500,000	1,574,250

			2,591,399

Dominican Republic 1.2%
Dominican Republic Series Reg S 7.50%, due 5/6/21		3,500,000	3,664,500

El Salvador 2.4%
Republic of El Salvador
Series Reg S 7.375%, due 12/1/19 (a)		3,000,000	3,262,500
7.65%, due 6/15/35		2,450,000	2,476,950
8.25%, due 4/10/32 (a)		1,550,000	1,716,625

			7,456,075

Gabon 0.8%
Gabonese Republic 8.20%, due 12/12/17 (a)		2,200,000	2,535,500

Ghana 1.6%
Republic of Ghana Series Reg S 8.50%, due 10/4/17		4,500,000	5,040,000

Indonesia 3.9%
X Republic of Indonesia
4.875%, due 5/5/21 (a)		10,000,000	10,000,000
6.625%, due 2/17/37 (a)		2,000,000	2,210,000

			12,210,000

Ivory Coast 1.1%
Ivory Coast Government International Bond 2.50%, due 12/31/32 (a)(b)(c)		6,000,000	3,300,000

Jamaica 0.2%
Jamaica Government 8.00%, due 6/24/19		650,000	684,125

12 MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount		Value
Government & Federal Agencies (continued)

Lithuania 1.1%
Republic of Lithuania 5.125%, due 9/14/17 (a)		$3,500,000	$3,555,566

Mexico 2.5%
United Mexican States 7.25%, due 12/15/16	M$	86,250,000	7,690,925

Netherlands 1.0%
Kazakhstan Temir Zholy Finance B.V. 6.375%, due 10/6/20 (a)		$1,000,000	1,040,000
WPE International Cooperatief UA 10.375%, due 9/30/20 (a)		2,000,000	2,120,000

			3,160,000

Panama 2.6%
X Republic of Panama
6.70%, due 1/26/36		3,058,000	3,447,895
9.375%, due 4/1/29		3,252,000	4,684,506

			8,132,401

Peru 1.1%
Republic of Peru 7.35%, due 7/21/25		3,000,000	3,480,000

Philippines 2.9%
X Republic of Philippines
4.95%, due 1/15/21	PHP	100,000,000	2,283,345
9.50%, due 2/2/30		$4,660,000	6,593,900

			8,877,245

South Africa 2.5%
Eskom Holdings, Ltd. 5.75%, due 1/26/21 (a)		2,500,000	2,550,000
Republic of South Africa 5.50%, due 3/9/20		5,000,000	5,312,500

			7,862,500

Sri Lanka 1.5%
Republic of Sri Lanka 6.25%, due 10/4/20 (a)		4,500,000	4,517,100

Thailand 1.2%
Bangkok Bank PCL 4.80%, due 10/18/20 (a)		3,750,000	3,585,795

Turkey 4.8%
X Republic of Turkey
6.00%, due 1/14/41		5,000,000	4,857,500
7.375%, due 2/5/25		6,225,000	7,329,937
Republic of Turkey (continued)
16.00%, due 3/7/12	YTL	4,050,000	2,824,083

			15,011,520

Ukraine 3.5%
Financing of Inrastrucural Projects State Enterprise 8.375%, due 11/3/17 (a)		4,300,000	4,547,250
Ukraine Government 7.65%, due 6/11/13 (a)		3,000,000	3,199,500
7.75%, due 9/23/20 (a)		3,000,000	3,135,000

			10,881,750

Venezuela 3.1%
X Republic of Venezuela
6.00%, due 12/9/20		7,800,000	4,683,900
Series Reg S 9.25%, due 5/7/28		7,270,000	4,918,155

			9,602,055

Vietnam 0.7%
Socialist Republic of Vietnam 6.75%, due 1/29/20 (a)		2,000,000	2,090,000

Total Government & Federal Agencies (Cost $166,615,850)			178,175,813

Total Long-Term Bonds (Cost $276,418,889)			293,601,863

Short-Term Investment 3.1%

Repurchase Agreement 3.1%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $9,621,232 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $9,815,000 and a Market Value of $9,814,947)		9,621,224	9,621,224

Total Short-Term Investment (Cost $9,621,224)			9,621,224

Total Investments (Cost $286,040,113) (g)		97.7%	303,223,087
Other Assets, Less Liabilities		2.3	7,001,969

Net Assets		100.0%	$310,225,056

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

		Unrealized
	Contracts	Appreciation
	Short	(Depreciation) (e)
Futures Contracts (0.0%)‡

United States Treasury Note June 2011 (10 Year) (f)	(20)	$(44,425)

Total Futures Contracts (Settlement Value $2,422,813)		$(44,425)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Issue in default.
(c)	Illiquid security. The total market value of these securities at April 30, 2011 is $3,301,401, which represents 1.1% of the Fund’s net assets.
(d)	Fair valued security—The total market value of this security at April 30, 2011 is $1,401, which represents less than one-tenth of a percent of the Fund’s net assets.
(e)	Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2011.
(f)	At April 30, 2011, cash in the amount of $32,000 is on deposit with broker for futures transactions.
(g)	At April 30, 2011, cost is $286,414,621 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$19,713,374
Gross unrealized depreciation	(2,904,908)

Net unrealized appreciation	$16,808,466

The following abbreviations are used in the above portfolio:

B$—Brazilian Real

COP—Colombian Peso

M$—Mexican Peso

PHP—Philippine Peso

YTL—Turkish Lira

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds (b)	$—	$115,424,649	$1,401	$115,426,050
Government & Federal Agencies	—	178,175,813	—	178,175,813

Total Long-Term Bonds	—	293,600,462	1,401	293,601,863

Short-Term Investment
Repurchase Agreement	—	9,621,224	—	9,621,224

Total Investments in Securities	—	303,221,686	1,401	303,223,087

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	1,751,386	—	1,751,386

Total Investments in Securities and Other Financial Instruments	$—	$304,973,072	$1,401	$304,974,473

14 MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments
Futures Contracts Short (d)	$(44,425)	$—	$—	$(44,425)
Foreign Currency Forward Contracts (e)	—	(280,466)	—	(280,466)

Total Other Financial Instruments	$(44,425)	$(280,466)	$—	$(324,891)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 security valued at $1,401 is held in Cayman Islands within the Corporate Bonds section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 5)

(d)	The value listed for these securities reflects unrealized depreciation as shown on the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 5)

The Fund recognizes transfers between the levels as of beginning of period.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation			in to	out of	April 30,	April 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Corporate Bonds
Food	$—	$(4,123)	$—	$(1,200)	$—	$—	$6,724	$—	$1,401	$(1,200)

Total	$—	$(4,123)	$—	$(1,200)	$—	$—	$6,724	$—	$1,401	$(1,200)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $286,040,113)	$303,223,087
Cash denominated in foreign currencies (identified cost $924,165)	963,366
Cash collateral on deposit at broker	32,000
Receivables:
Investment securities sold	13,064,601
Interest	4,545,080
Fund shares sold	723,693
Other assets	63,374
Unrealized appreciation on foreign currency forward contracts	1,751,386

Total assets	324,366,587

Liabilities
Payables:
Investment securities purchased	12,249,762
Fund shares redeemed	718,159
Manager (See Note 3)	180,471
NYLIFE Distributors (See Note 3)	120,353
Transfer agent (See Note 3)	79,534
Professional fees	39,931
Shareholder communication	24,612
Custodian	7,014
Variation margin on futures contracts	3,750
Trustees	1,653
Accrued expenses	834
Dividend payable	434,992
Unrealized depreciation on foreign currency forward contracts	280,466

Total liabilities	14,141,531

Net assets	$310,225,056

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$259,548
Additional paid-in capital	283,815,186

284,074,734
Distributions in excess of net investment income	(386,659)
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	7,873,109
Net unrealized appreciation (depreciation) on investments and futures contracts	17,138,549
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,525,323

Net assets	$310,225,056

Investor Class
Net assets applicable to outstanding shares	$22,648,908

Shares of beneficial interest outstanding	1,876,816

Net asset value per share outstanding	$12.07
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.64

Class A
Net assets applicable to outstanding shares	$144,554,754

Shares of beneficial interest outstanding	12,052,248

Net asset value per share outstanding	$11.99
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.56

Class B
Net assets applicable to outstanding shares	$24,667,864

Shares of beneficial interest outstanding	2,081,800

Net asset value and offering price per share outstanding	$11.85

Class C
Net assets applicable to outstanding shares	$81,807,633

Shares of beneficial interest outstanding	6,898,314

Net asset value and offering price per share outstanding	$11.86

Class I
Net assets applicable to outstanding shares	$36,545,897

Shares of beneficial interest outstanding	3,045,602

Net asset value and offering price per share outstanding	$12.00

16 MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest (a)	$10,329,320

Expenses
Manager (See Note 3)	1,149,363
Distribution/Service—Investor Class (See Note 3)	26,908
Distribution/Service—Class A (See Note 3)	181,036
Distribution/Service—Class B (See Note 3)	126,906
Distribution/Service—Class C (See Note 3)	418,693
Transfer agent (See Note 3)	289,665
Registration	53,827
Professional fees	46,474
Shareholder communication	41,626
Custodian	27,667
Trustees	5,076
Miscellaneous	7,988

Total expenses	2,375,229

Net investment income (loss)	7,954,091

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	6,449,499
Futures transactions	99,643
Foreign currency transactions	1,654,757

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	8,203,899

Net change in unrealized appreciation (depreciation) on:
Investments	(16,569,609)
Futures contracts	(525)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,738,034

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(14,832,100)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(6,628,201)

Net increase (decrease) in net assets resulting from operations	$1,325,890

(a)	Interest recorded net of foreign withholding taxes in the amount of $25,379.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,954,091	$15,031,541
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	8,203,899	12,845,068
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(14,832,100)	20,204,236

Net increase (decrease) in net assets resulting from operations	1,325,890	48,080,845

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(640,747)	(1,167,322)
Class A	(4,403,331)	(8,356,113)
Class B	(668,619)	(1,407,051)
Class C	(2,207,978)	(3,873,710)
Class I	(1,431,712)	(1,561,687)

	(9,352,387)	(16,365,883)

From net realized gain on investments:
Investor Class	(291,094)	—
Class A	(2,027,880)	—
Class B	(351,875)	—
Class C	(1,164,949)	—
Class I	(693,290)	—

	(4,529,088)	—

Total dividends and distributions to shareholders	(13,881,475)	(16,365,883)

Capital share transactions:
Net proceeds from sale of shares	52,168,557	158,458,944
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	9,088,758	10,080,950
Cost of shares redeemed	(87,243,421)	(75,554,151)

Increase (decrease) in net assets derived from capital share transactions	(25,986,106)	92,985,743

Net increase (decrease) in net assets	(38,541,691)	124,700,705

Net Assets
Beginning of period	348,766,747	224,066,042

End of period	$310,225,056	$348,766,747

Undistributed (distributions in excess of) net investment income at end of period	$(386,659)	$1,011,637

18 MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$12.49		$11.16	$8.07	$11.27

Net investment income (loss) (a)	0.30		0.66	0.65	0.42
Net realized and unrealized gain (loss) on investments	(0.32)		1.33	3.00	(3.23)
Net realized and unrealized gain (loss) on foreign currency transactions	0.11		0.05	0.13	0.02

Total from investment operations	0.09		2.04	3.78	(2.79)

Less dividends and distributions:
From net investment income	(0.35)		(0.71)	(0.69)	(0.41)
From net realized gain on investments	(0.16)		—	—	—

Total dividends and distributions	(0.51)		(0.71)	(0.69)	(0.41)

Net asset value at end of period	$12.07		$12.49	$11.16	$8.07

Total investment return (b)	0.92	%(c)	18.95%	48.62%	(25.54	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.13	%††	5.65%	6.69%	5.79	% ††
Net expenses	1.33	%††	1.37%	1.49%	1.50	% ††
Expenses (before waiver/reimbursement)	1.33	%††	1.37%	1.57%	1.53	% ††
Portfolio turnover rate	34%		92%	133%	55%
Net assets at end of period (in 000’s)	$22,649		$21,834	$17,581	$12,662

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$12.42		$11.09	$8.02	$11.81	$11.82	$11.44

Net investment income (loss) (a)	0.31		0.67	0.66	0.67	0.67	0.69
Net realized and unrealized gain (loss) on investments	(0.33)		1.33	2.99	(3.59)	0.24	0.59	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.11		0.05	0.12	0.02	0.01	0.01

Total from investment operations	0.09		2.05	3.77	(2.90)	0.92	1.29

Less dividends and distributions:
From net investment income	(0.36)		(0.72)	(0.70)	(0.66)	(0.67)	(0.91)
From net realized gain on investments	(0.16)		—	—	(0.23)	(0.26)	—

Total dividends and distributions	(0.52)		(0.72)	(0.70)	(0.89)	(0.93)	(0.91)

Net asset value at end of period	$11.99		$12.42	$11.09	$8.02	$11.81	$11.82

Total investment return (c)	0.90	%(d)	19.09%	49.04%	(26.29%)	8.11%	11.75	%(b)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.23	%††	5.77%	6.77%	6.08%	5.70%	5.97%
Net expenses	1.22	%††	1.25%	1.32%	1.34%	1.40%	1.40%
Expenses (before waiver/reimbursement)	1.22	%††	1.25%	1.40%	1.37%	1.37%	1.43	%(e)
Portfolio turnover rate	34%		92%	133%	55%	30%	33%
Net assets at end of period (in 000’s)	$144,555		$159,834	$119,132	$59,843	$135,321	$121,810

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

20 MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$12.28		$10.97	$7.94	$11.70	$11.72	$11.36

Net investment income (loss) (a)	0.26		0.56	0.57	0.56	0.58	0.60
Net realized and unrealized gain (loss) on investments	(0.33)		1.32	2.96	(3.54)	0.23	0.58	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.11		0.05	0.12	0.02	0.01	0.01

Total from investment operations	0.04		1.93	3.65	(2.96)	0.82	1.19

Less dividends and distributions:
From net investment income	(0.31)		(0.62)	(0.62)	(0.57)	(0.58)	(0.83)
From net realized gain on investments	(0.16)		—	—	(0.23)	(0.26)	—

Total dividends and distributions	(0.47)		(0.62)	(0.62)	(0.80)	(0.84)	(0.83)

Net asset value at end of period	$11.85		$12.28	$10.97	$7.94	$11.70	$11.72

Total investment return (c)	0.48	%(d)	18.11%	47.69%	(26.92%)	7.28%	10.87	%(b)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.38	%††	4.90%	5.98%	5.21%	4.95%	5.22%
Net expenses	2.08	%††	2.12%	2.24%	2.20%	2.15%	2.15%
Expenses (before waiver/reimbursement)	2.08	%††	2.12%	2.32%	2.19%	2.12%	2.18	%(e)
Portfolio turnover rate	34%		92%	133%	55%	30%	33%
Net assets at end of period (in 000’s)	$24,668		$27,314	$25,651	$21,006	$37,913	$43,136

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$12.29		$10.98	$7.95	$11.70	$11.72	$11.36

Net investment income (loss) (a)	0.26		0.56	0.56	0.57	0.58	0.60
Net realized and unrealized gain (loss) on investments	(0.33)		1.32	2.97	(3.54)	0.23	0.58	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.11		0.05	0.12	0.02	0.01	0.01

Total from investment operations	0.04		1.93	3.65	(2.95)	0.82	1.19

Less dividends and distributions:
From net investment income	(0.31)		(0.62)	(0.62)	(0.57)	(0.58)	(0.83)
From net realized gain on investments	(0.16)		—	—	(0.23)	(0.26)	—

Total dividends and distributions	(0.47)		(0.62)	(0.62)	(0.80)	(0.84)	(0.83)

Net asset value at end of period	$11.86		$12.29	$10.98	$7.95	$11.70	$11.72

Total investment return (c)	0.48	%(d)	18.20%	47.50%	(26.83%)	7.28%	10.87	%(b)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.37	%††	4.89%	5.85%	5.22%	4.95%	5.22%
Net expenses	2.08	%††	2.12%	2.23%	2.19%	2.15%	2.15%
Expenses (before waiver/reimbursement)	2.08	%††	2.12%	2.31%	2.20%	2.12%	2.18	%(e)
Portfolio turnover rate	34%		92%	133%	55%	30%	33%
Net assets at end of period (in 000’s)	$81,808		$87,597	$57,731	$27,377	$45,786	$39,176

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

22 MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
						August 31,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$12.43		$11.10	$8.02	$11.81	$11.26

Net investment income (loss) (a)	0.32		0.69	0.66	0.69	0.11
Net realized and unrealized gain (loss) on investments	(0.32)		1.34	3.01	(3.58)	0.52
Net realized and unrealized gain (loss) on foreign currency transactions	0.11		0.05	0.13	0.02	0.04

Total from investment operations	0.11		2.08	3.80	(2.87)	0.67

Less dividends and distributions:
From net investment income	(0.38)		(0.75)	(0.72)	(0.69)	(0.12)
From net realized gain on investments	(0.16)		—	—	(0.23)	—

Total dividends and distributions	(0.54)		(0.75)	(0.72)	(0.92)	(0.12)

Net asset value at end of period	$12.00		$12.43	$11.10	$8.02	$11.81

Total investment return (b)	1.02	%(c)	19.48%	49.31%	(26.11%)	5.95	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.50	%††	5.89%	6.32%	6.28%	6.12	%††
Net expenses	0.97	%††	1.00%	1.12%	1.14%	1.15	%††
Expenses (before reimbursement/waiver)	0.97	%††	1.00%	1.12%	1.15%	0.99	%††
Portfolio turnover rate	34%		92%	133%	55%	30%
Net assets at end of period (in 000’s)	$36,546		$52,188	$3,972	$27	$57

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Global High Income Fund (the “Fund”), a non-diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to provide maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is “non-diversified,” which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

24    MainStay Global High Income Fund

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund held securities with a value of $1,401 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more

mainstayinvestments.com    25

Notes to Financial Statements (unaudited) (continued)

likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward

26    MainStay Global High Income Fund

contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. (See Note 5.)

(J) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(L) Concentration of Risk. The Fund’s principal investments include high yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

mainstayinvestments.com    27

Notes to Financial Statements (unaudited) (continued)

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

		Foreign
	Statement of	Exchange	Interest
	Assets and Liabilities	Contracts	Rate
	Location	Risk	Risk	Total

Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$1,751,386	$—	$1,751,386

Total Fair Value		$1,751,386	$—	$1,751,386

Liability Derivatives

		Foreign
	Statement of	Exchange	Interest
	Assets and Liabilities	Contracts	Rate
	Location	Risk	Risk	Total

Futures Contracts (a)	Net Assets—Unrealized appreciation (depreciation) on investments and futures contracts	$—	$(44,425)	$(44,425)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(280,466)	—	(280,466)

Total Fair Value		$(280,466)	$(44,425)	$(324,891)

(a)	Includes cumulative appreciation (depreciation) of futures contracts which is reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows:

Realized Gain (Loss)

		Foreign
	Statement of	Exchange	Interest
	Operations	Contracts	Rate
	Location	Risk	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$99,643	$99,643
Forward Contracts	Net realized gain (loss) on foreign currency transactions	1,643,170	—	1,643,170

Total Realized Gain		$1,643,170	$99,643	$1,742,813

Change in Unrealized Appreciation (Depreciation)

		Foreign
	Statement of	Exchange	Interest
	Operations	Contracts	Rate
	Location	Risk	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(525)	$(525)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,704,470	—	1,704,470

Total Change in Unrealized Appreciation (Depreciation)		$1,704,470	$(525)	$1,703,945

28    MainStay Global High Income Fund

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign
	Exchange	Interest
	Contracts	Rate
	Risk	Risk	Total

Futures Contracts Short (2)	—	(23)	(23)
Forward Contracts Long (3)	$68,002,821	—	$68,002,821
Forward Contracts Short (3)	$(11,205,309)	—	$(11,205,309)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.72% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager had contractually agreed to waive fees and/or reimburse expenses so that Total Ordinary Operating Expenses for the Fund’s Class A shares did not exceed 1.35% of its average daily net assets. New York Life Investments agreed to apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expired on February 28, 2011. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $1,149,363.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $7,371 and $31,661, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $5, $2,429, $14,326 and $9,449, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent

mainstayinvestments.com    29

Notes to Financial Statements (unaudited) (continued)

expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$26,308

Class A	99,777

Class B	30,991

Class C	102,260

Class I	30,329

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$7,151,703	4.9%

Class C	432	0.0	‡

Class I	35,120	0.1

‡ Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $4,875. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statements of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$16,365,883

Note 5–Foreign Currency Forward Contracts and Foreign Currency Transactions

As of April 30, 2011, the Fund held the following foreign currency forward contracts:

		Contract		Contract		Unrealized
		Amount		Amount		Appreciation/
	Counterparty	Purchased		Sold		(Depreciation)

Foreign Currency Buy Contracts:

Canadian Dollar vs. U.S. Dollar, expiring 5/16/11	JPMorgan Chase Bank	CAD	6,000,000	USD	6,094,402	USD	245,090

Chilean Peso vs. U.S. Dollar, expiring 6/20/11	JPMorgan Chase Bank	CLP	1,500,000,000		3,164,557		74,878

Indonesian Rupiah vs. U.S. Dollar, expiring 6/13/11	JPMorgan Chase Bank	IDR	64,000,000,000		7,377,522		41,478

Malaysian Ringgit vs. U.S. Dollar, expiring 5/16/11	JPMorgan Chase Bank	MYR	40,000,000		13,182,178		310,781

Norwegian Krone vs. U.S. Dollar, expiring 6/27/11	JPMorgan Chase Bank	NOK	30,000,000		5,574,861		124,528

Polish Zloty vs. U.S. Dollar, expiring 6/6/11	JPMorgan Chase Bank	PLN	10,000,000		3,520,135		235,197

Russian Rubles vs. U.S. Dollar, expiring 5/25/11	JPMorgan Chase Bank	RUB	250,000,000		8,808,097		299,854

Singapore Dollar vs. U.S. Dollar, expiring 5/9/11	JPMorgan Chase Bank	SGD	4,000,000		3,155,943		111,889

South Korean Won vs. U.S. Dollar, expiring 5/9/11	JPMorgan Chase Bank	KRW	4,000,000,000		3,568,243		162,837

Sweden Kronor vs. U.S. Dollar, expiring 5/20/11	JPMorgan Chase Bank	SEK	20,000,000		3,162,105		144,854

30    MainStay Global High Income Fund

		Contract		Contract	Unrealized
		Amount		Amount	Appreciation/
	Counterparty	Sold		Purchased	(Depreciation)

Foreign Currency Sale Contracts:

Malaysian Ringgit vs. U.S. Dollar, expiring 5/16/11	JPMorgan Chase Bank	MYR	20,000,000	6,508,298		(238,181)

Russian Rubles vs. U.S. Dollar, expiring 5/25/11	JPMorgan Chase Bank	RUB	75,000,000	2,690,100		(42,285)

Net unrealized appreciation on foreign currency forward contracts					USD	1,470,920

As of April 30, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Australian Dollar	AUD	1,108	USD	990	USD	1,215

Brazilian Real	BRL	498,338		295,901		316,767

Euro	EUR	69		95		103

Mexican Peso	MXN	3,161,302		261,265		274,616

Turkish Lira	YTL	563,781		365,914		370,665

Total			USD	924,165	USD	963,366

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $103,633 and $134,017, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	186,101	$2,227,339
Shares issued to shareholders in reinvestment of dividends and distributions	77,311	912,676
Shares redeemed	(172,609)	(2,063,498)

Net increase (decrease) in shares outstanding before conversion	90,803	1,076,517
Shares converted into Investor Class (See Note 1)	101,004	1,204,149
Shares converted from Investor Class (See Note 1)	(62,502)	(735,815)

Net increase (decrease)	129,305	$1,544,851

Year ended October 31, 2010:
Shares sold	371,119	$4,343,021
Shares issued to shareholders in reinvestment of dividends	98,368	1,138,845
Shares redeemed	(268,529)	(3,118,307)

Net increase (decrease) in shares outstanding before conversion	200,958	2,363,559
Shares converted into Investor Class (See Note 1)	137,320	1,594,288
Shares converted from Investor Class (See Note 1)	(166,602)	(1,955,870)

Net increase (decrease)	171,676	$2,001,977

mainstayinvestments.com    31

Notes to Financial Statements (unaudited) (continued)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	2,343,180	$27,996,520
Shares issued to shareholders in reinvestment of dividends and distributions	372,003	4,364,522
Shares redeemed	(3,664,241)	(43,572,114)

Net increase (decrease) in shares outstanding before conversion	(949,058)	(11,211,072)
Shares converted into Class A (See Note 1)	159,564	1,873,479
Shares converted from Class A (See Note 1)	(26,040)	(306,226)

Net increase (decrease)	(815,534)	$(9,643,819)

Year ended October 31, 2010:
Shares sold	7,292,426	$84,691,593
Shares issued to shareholders in reinvestment of dividends	453,214	5,225,014
Shares redeemed	(4,335,307)	(49,826,408)

Net increase (decrease) in shares outstanding before conversion	3,410,333	40,090,199
Shares converted into Class A (See Note 1)	360,595	4,178,468
Shares converted from Class A (See Note 1)	(29,994)	(356,670)
Shares converted from Class A (a)	(1,610,930)	(17,881,323)

Net increase (decrease)	2,130,004	$26,030,674

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	172,306	$2,030,728
Shares issued to shareholders in reinvestment of dividends and distributions	72,302	837,880
Shares redeemed	(213,190)	(2,500,586)

Net increase (decrease) in shares outstanding before conversion	31,418	368,022
Shares converted from Class B (See Note 1)	(174,319)	(2,035,587)

Net increase (decrease)	(142,901)	$(1,667,565)

Year ended October 31, 2010:
Shares sold	455,475	$5,263,440
Shares issued to shareholders in reinvestment of dividends	98,048	1,113,582
Shares redeemed	(361,454)	(4,117,802)

Net increase (decrease) in shares outstanding before conversion	192,069	2,259,220
Shares converted from Class B (See Note 1)	(304,620)	(3,460,216)

Net increase (decrease)	(112,551)	$(1,200,996)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	865,439	$10,191,057
Shares issued to shareholders in reinvestment of dividends and distributions	165,601	1,920,620
Shares redeemed	(1,262,076)	(14,743,376)

Net increase (decrease)	(231,036)	$(2,631,699)

Year ended October 31, 2010:
Shares sold	2,685,921	$30,737,955
Shares issued to shareholders in reinvestment of dividends	174,967	1,995,386
Shares redeemed	(988,281)	(11,246,077)

Net increase (decrease)	1,872,607	$21,487,264

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	814,978	$9,722,913
Shares issued to shareholders in reinvestment of dividends and distributions	89,769	1,053,060
Shares redeemed	(2,057,726)	(24,363,847)

Net increase (decrease)	(1,152,979)	$(13,587,874)

Year ended October 31, 2010:
Shares sold	2,799,804	$33,422,935
Shares issued to shareholders in reinvestment of dividends	51,805	608,123
Shares redeemed	(620,282)	(7,245,557)

Net increase (decrease) in shares outstanding before conversion	2,231,327	26,785,501
Shares converted into Class I (a)	1,609,480	17,881,323

Net increase (decrease)	3,840,807	$44,666,824

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32    MainStay Global High Income Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Global High Income Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MacKay Shields as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MacKay Shields in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MacKay Shields at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MacKay Shields’ compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments

mainstayinvestments.com    33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering

34    MainStay Global High Income Fund

the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also noted that New York Life Investments had not proposed to renew the Fund’s expense limitation agreement.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board approved New York Life Investments’ recommendation to not renew the Fund’s expense limitation agreement, and concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com    35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36    MainStay Global High Income Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors
LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23038 MS136-11	MSGH10-06/11
20

MainStay Government Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	15

Notes to Financial Statements	23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	29

Proxy Voting Policies and Procedures and Proxy Voting Record	32

Shareholder Reports and Quarterly Portfolio Disclosure	32

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	–5.03%	–1.00%	4.46%	4.19%	1.32%
		Excluding sales charges	–0.56	3.66	5.42	4.67	1.32

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–4.97	–0.86	4.54	4.23	1.20
		Excluding sales charges	–0.49	3.81	5.51	4.71	1.20

Class B Shares	Maximum 5% CDSC	With sales charges	–5.77	–2.08	4.31	3.90	2.07
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	–0.93	2.90	4.64	3.90	2.07

Class C Shares	Maximum 1% CDSC	With sales charges	–2.01	1.90	4.64	3.89	2.07
	if Redeemed Within One Year of Purchase	Excluding sales charges	–1.05	2.90	4.64	3.89	2.07

Class I Shares[4]	No Sales Charge		–0.36	4.15	6.00	5.12	0.95

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on January 2, 2004, includes the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Barclays Capital U.S. Government Bond Index[5]	–1.30%	4.42%	5.92%	5.37%

Average Lipper General U.S. Government Fund[6]	–1.17	4.60	5.35	4.63

5.	The Barclays Capital U.S. Government Bond Index is comprised of publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. The Barclays Capital U.S. Government Bond Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an Index.
6.	The average Lipper general U.S. government fund is representative of funds that invest primarily in U.S. government and agency issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$994.40	$5.79	$1,019.00	$5.86

Class A Shares	$1,000.00	$995.10	$5.10	$1,019.70	$5.16

Class B Shares	$1,000.00	$990.70	$9.48	$1,015.30	$9.59

Class C Shares	$1,000.00	$989.50	$9.42	$1,015.30	$9.54

Class I Shares	$1,000.00	$996.40	$3.86	$1,020.90	$3.91

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.17% for Investor Class, 1.03% for Class A, 1.92% for Class B, 1.91% for Class C and 0.78% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

U.S. Government & Federal Agencies	86.7
Corporate Bonds	5.7
Short-Term Investment	4.6
Mortgage-Backed Securities	3.0
Asset-Backed Securities	2.2
Municipal Bond	1.1
Other Assets, Less Liabilities	(3.3)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25
2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41
3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 5.50%, due 6/1/33
4.	Overseas Private Investment Corporation, 5.142%, due 12/15/23
5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/20
6.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41
7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 7/1/18
8.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40
9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41
10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

8    MainStay Government Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Gary Goodenough, Dan Roberts, PhD, and Louis N. Cohen of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Government Fund returned –0.56% for Investor Class shares, –0.49% for Class A shares, –0.93% for Class B shares and –1.05% for Class C shares for the six months ended April 30, 2011. Over the same period, the Fund’s Class I shares returned –0.36%. All share classes outperformed the –1.17% return of the average Lipper1 general U.S. government fund and the –1.30% return of the Barclays Capital U.S. Government Bond Index2 for the six months ended April 30, 2011. The Barclays Capital U.S. Government Bond Index is the Fund’s broad-based securities market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Barclays Capital U.S. Government Bond Index for two reasons. First, a shorter duration3 than the benchmark made the Fund less sensitive to the effects of rising U.S. Treasury yields. Second, the Fund was overweight in securitized products, which is a general term for pools of financial assets brought together to make tradable securities. The superior yield of securitized products relative to comparable-duration Treasury securities—along with the compression of the yield spread4 during the reporting period—benefited the Fund. In the mortgage sector, the Fund’s relative performance was enhanced by an overweight position in higher-coupon mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae.

The Fund’s performance relative to Lipper peer funds may have suffered from less exposure to Treasury inflation-protected securities (TIPS). TIPS rallied in the latter stages of the reporting period on rapidly rising energy and commodity prices. During the reporting period, the general trend toward higher U.S. Treasury yields may have given an advantage to Lipper peer funds with shorter durations.

During the reporting period, the Fund had modest exposure to securitizations of residential mortgages that do not conform to agency standards. These non-agency residential securitizations have been popular with many of the Fund’s peers, even though the bonds are not government-related. In many instances, managers who were robust buyers of the product during 2006 and 2007 have chosen to hold the assets rather than sell into weak bids as the housing market faltered from 2008 onward. Prices rebounded on very strong technicals (or supply-and-demand factors) and expectations that loss-adjusted yields could fall in an attractive range.

What was the Fund’s duration strategy during the reporting period?

The Fund normally maintains an intermediate duration between four and five years. We adjust duration within this range by first estimating the median duration of peer funds. We may then tactically adjust the Fund’s duration in the direction we foresee interest rates moving over the near- to medium-term.

During the reporting period, the Fund’s duration lengthened by one-quarter of a year. The change resulted largely from the lengthening of mortgage durations as Treasury yields and mortgage rates rose. In a rising yield environment, refinancing becomes more expensive and less attractive to homeowners. This may cause prepayment rates to slow and the duration of mortgage-backed securities to lengthen.

We often allowed the Fund’s duration to drift with the change in mortgage duration rather than compensate by buying or selling U.S. Treasury securities. Given the vagaries of Treasury yields, this helped us avoid the need to quickly react to rate changes and then reverse the trade if Treasury yields abruptly turned around.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Tighter underwriting standards limited refinancing opportunities for homeowners, even those with pristine credit and substantial equity in their homes. We expected the absence of credit availability to slow principal payment rates from loans that were issued from 2003 to 2005. This gave us confidence to emphasize higher-coupon mortgage-backed securities originated prior to 2006.

The pending Basel III accords,5 which establish international standards for bank capitalization, retained a differential between the risk weighting for Ginnie Mae mortgage-backed securities and mortgage-backed issues from Fannie Mae and Freddie Mac. The decision renewed the attractiveness of Ginnie Mae mortgages for overseas investors. We expected Ginnie Mae mortgage-backed securities to appreciate in value faster than Fannie Mae and Freddie Mac issues as the proposed Basel III accords percolated through global financial centers.

We increased the Fund’s allocation to agency mortgage pass-throughs6 by 32%, funding the trade with U.S. Treasurys and

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Government Bond Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. The Basel III accords seek to strengthen global capital and liquidity regulations with the goal of promoting a more resilient banking sector.
6. Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

mainstayinvestments.com    9

agency debentures. The trade had a meaningful impact on the Fund’s yield curve7 posture, as we pared exposure to the short and long ends of the yield curve and increased the Fund’s allo-cation to the center. This repositioning, however, had minimal effect on the Fund’s duration. The trade responded to the im-proving relative value between mortgage-backed securities and comparable duration government-related product. Attrac-tive carry,8 muted rate volatility and balanced supply-and-demand technicals (for example, several large money man-agers have filed for registration of mortgage real estate investment trusts, or REITS) in our opinion worked to the sector’s advantage.

We maintained a modest exposure to credit risk as a secondary driver of Fund performance. Corporate bonds and commercial mortgage-backed securities continued to perform well because the low interest rate environment sparked healthy demand for higher-yielding products. The Fund ended the reporting period with approximately 10% of its total net assets in non-government-related securities.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

In residential mortgage-backed securities, allocations to Ginnie Mae securities and higher-coupon Fannie Mae and Freddie Mac issues benefited the Fund’s performance. Asset-backed and commercial mortgage-backed securities rebounded from prior periods, when thin market flows and illiquidity had hampered price action, so overweight allocations to these sectors added value.

The performance of TIPS surged ahead of nominal U.S. Trea-surys toward the end of the reporting period. For this reason, we believe the Fund would have benefited from a larger expo-sure to TIPS, despite lower levels of coupon income.

The Fund’s performance continues to be buoyed by our preference for better-yielding securities (such as Ginnie Mae and higher-coupon pre-2006 vintage Fannie Mae pass-throughs) where we believe subdued prepayment rates reflect credit-impaired borrowers’ inability to refinance into low mortgage rates. The Fund’s positions in municipal bonds, corporate bonds, commercial mortgage-backed securities and asset-backed securities, were also positive contributors to performance during the reporting period.

The swap from U.S. Treasurys and agency debentures to agency mortgage-backed securities repositioned dollars from the short and long ends of the Treasury yield curve to the center. The trade improved the overall yield of the Fund. How-ever, the barbelled curve posture prior to the trade was better aligned to the curve dynamics of the reporting period, since the center of the yield curve led the sell-off in rates. For this reason, the Fund’s new curve posture tempered the gains from the swap. Transaction costs associated with the Trea-sury/agency-to-mortgage swap also affected the Fund’s per-formance during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

As mentioned earlier, we increased the Fund’s allocation to agency mortgage pass-throughs, funding the trade with U.S. Treasurys and agency debentures. We raised the Fund’s allocation to mortgage pass-throughs priced closer to par by purchasing securities with 4.0% and 4.5% coupons. The bonds priced closer to par were backed by recently originated loans. In the low interest-rate environment, larger loans tend to be more refinanceable than smaller loans. To minimize the likelihood of owning fast-prepaying pools where many loans have refinancing incentive, we favored loan pools that capped loan size at $175,000 or less.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund held underweight positions in U.S. Treasurys and agency debentures and an overweight position in agency mortgage pass-throughs. There were also modest overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities. The majority of the Fund’s assets have durations between three and seven years. To maintain a Fund duration between four and five years, about 3% of the Fund’s total net assets were invested in longer-duration agency debentures to balance the Fund’s allocation to assets shorter than three years. The short-duration investments consist mostly of seasoned mortgage-backed securities.

7. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
8. Carry is the interest cost of financing securities. A positive carry occurs when the return from a security exceeds the financing cost. A negative carry occurs when the financing cost exceeds the return on the security that has been financed. Th e opi nion s exp res sed ar et hos e of the p ortf oli o man ager s as of th ed ate o ft his re por t an d are su bje ct to ch ang e. The re is no g uar ante e tha ta ny fo rec ast ma de wi ll com e to pas s. Thi s mat eri al doe s no t con stit ute i nve stm ent ad vic e and is n ot in tend ed as a ne ndo rse men t of any s pec ifi ci nve stm ent .

10    MainStay Government Fund

Portfolio of Investments††† April 30, 2011 (unaudited)

	Principal
	Amount	Value
Long-Term Bonds 98.7%† Asset-Backed Securities 2.2%

Credit Cards 0.4%
Chase Issuance Trust Series 2006-C4, Class C4 0.509%, due 1/15/14 (a)	$1,000,000	$998,189

Diversified Financial Services 0.6%
Massachusetts RRB Special Purpose Trust Series 2001-1, Class A 6.53%, due 6/1/15	1,660,911	1,767,434

Home Equity 0.2%
Citicorp Residential Mortgage Securities, Inc. Series 2006-3, Class A3 5.61%, due 11/25/36 (b)	152,759	152,993
Series 2006-1, Class A3 5.706%, due 7/25/36 (b)	455,739	459,059

		612,052

Utilities 1.0%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	2,525,000	2,887,601

Total Asset-Backed Securities (Cost $5,825,327)		6,265,276

Corporate Bonds 5.7%

Agriculture 1.6%
Altria Group, Inc. 9.70%, due 11/10/18	3,400,000	4,527,022

Auto Manufacturers 1.1%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	2,920,000	3,268,978

Electric 1.1%
Great Plains Energy, Inc. 2.75%, due 8/15/13	3,030,000	3,089,006

Pipelines 0.8%
Plains All American Pipeline, L.P./PAA Finance Corp. 5.00%, due 2/1/21	2,300,000	2,360,451

Real Estate Investment Trusts 1.1%
Duke Realty, L.P. 6.75%, due 3/15/20	2,150,000	2,432,340
ProLogis 7.375%, due 10/30/19	600,000	692,185

		3,124,525

Total Corporate Bonds (Cost $15,358,238)		16,369,982

Mortgage-Backed Securities 3.0%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.0%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A2 5.001%, due 10/10/45	114,509	114,572
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4 5.405%, due 12/11/40 (a)	1,970,000	2,148,745
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.928%, due 8/25/36 (c)	717,811	662,291
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	710,000	781,593
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (d)	620,000	660,604
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	1,000,000	1,066,852
Merrill Lynch Mortgage Trust Series 2003-KEY1, Class A4 5.236%, due 11/12/35 (a)	950,000	1,016,888
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.73%, due 2/25/42 (a)(d)(e)(f)	1,451,934	1,390,372
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/15 (d)	800,000	822,751

Total Mortgage-Backed Securities (Cost $8,465,759)		8,664,668

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Municipal Bond 1.1%

Michigan 1.1%
Michigan Finance Authority Series E 4.75%, due 8/22/11	$3,250,000	$3,278,958

Total Municipal Bond (Cost $3,258,618)		3,278,958

U.S. Government & Federal Agencies 86.7%

Fannie Mae (Collateralized Mortgage Obligation) 0.1%
Series 2006-B1, Class AB 6.00%, due 6/25/16	297,235	302,834

Fannie Mae Grantor Trust (Collateralized Mortgage Obligation) 1.4%
Series 2003-T1, Class B 4.491%, due 11/25/12	3,865,000	4,068,207

Fannie Mae Strip (Collateralized Mortgage Obligations) 0.1%
Series 360, Class 2, IO 5.00%, due 8/1/35 (g)	1,321,723	293,695
Series 361, Class 2, IO 6.00%, due 10/1/35 (g)	218,488	48,472

		342,167

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 17.3%
2.375%, due 3/1/35 (a)	69,344	72,686
3.50%, due 10/1/25	1,253,911	1,271,922
X 3.50%, due 11/1/25	5,771,854	5,854,762
4.00%, due 3/1/25	4,000,137	4,158,289
4.00%, due 7/1/25	1,679,875	1,746,291
4.00%, due 12/1/40	4,916,473	4,897,533
X 4.00%, due 2/1/41	7,390,919	7,359,713
X 4.00%, due 3/1/41	9,836,361	9,798,468
5.00%, due 1/1/20	551,808	594,005
5.00%, due 6/1/33	2,362,804	2,515,176
5.00%, due 8/1/33	1,972,993	2,095,253
5.00%, due 5/1/36	2,124,814	2,245,858
5.00%, due 10/1/39	2,226,103	2,359,873
5.044%, due 6/1/35 (a)	812,559	863,507
5.50%, due 1/1/21	1,278,979	1,388,375
5.50%, due 11/1/35	1,260,601	1,365,748
5.50%, due 11/1/36	447,271	486,675
5.635%, due 2/1/37 (a)	158,928	167,753
6.50%, due 4/1/37	301,519	339,035

		49,580,922

Federal National Mortgage Association 2.5%
1.20%, due 9/27/13	3,900,000	3,905,199
4.625%, due 5/1/13	2,990,000	3,191,012

		7,096,211

Federal National Mortgage Association (Mortgage Pass-Through Securities) 49.0%
2.059%, due 11/1/34 (a)	360,399	375,689
2.48%, due 4/1/34 (a)	705,077	734,875
X 3.50%, due 11/1/20	7,199,787	7,475,325
3.50%, due 10/1/25	2,852,579	2,891,325
X 3.50%, due 11/1/25	20,482,571	20,760,784
4.00%, due 2/1/41	1,438,428	1,435,134
X 4.50%, due 7/1/18	6,418,402	6,840,232
4.50%, due 11/1/18	4,250,011	4,529,330
4.50%, due 6/1/23	4,088,293	4,322,489
4.50%, due 7/1/39	4,649,206	4,812,003
4.50%, due 9/1/40	2,570,048	2,660,041
X 4.50%, due 1/1/41	5,847,701	6,052,464
5.00%, due 9/1/17	2,067,582	2,224,399
5.00%, due 9/1/20	230,632	247,980
5.00%, due 11/1/33	1,902,041	2,021,092
5.00%, due 6/1/35	2,357,493	2,501,000
5.00%, due 1/1/36	572,247	606,813
5.00%, due 2/1/36	3,032,501	3,215,677
5.00%, due 5/1/36	2,929,242	3,106,180
5.00%, due 6/1/36	874,578	925,219
5.00%, due 9/1/36	748,930	794,168
5.00%, due 3/1/40	3,097,802	3,286,859
5.00%, due 2/1/41	4,370,966	4,655,480
5.50%, due 1/1/17	156,435	169,937
5.50%, due 2/1/17	3,246,935	3,526,101
5.50%, due 6/1/19	1,519,097	1,662,560
5.50%, due 11/1/19	1,589,100	1,739,174
5.50%, due 4/1/21	2,754,578	2,999,225
X 5.50%, due 6/1/33	7,264,683	7,867,228
5.50%, due 11/1/33	3,913,849	4,238,472
5.50%, due 12/1/33	4,665,593	5,052,566
5.50%, due 6/1/34	1,014,111	1,097,273
5.50%, due 12/1/34	555,502	601,055
5.50%, due 3/1/35	1,828,462	1,978,404
5.50%, due 12/1/35	541,957	586,062
5.50%, due 4/1/36	1,875,840	2,028,494
5.50%, due 9/1/36	513,366	555,945
5.50%, due 7/1/37	613,820	668,952
6.00%, due 12/1/16	252,365	275,753
6.00%, due 11/1/32	1,065,667	1,178,239
6.00%, due 1/1/33	716,903	792,634
6.00%, due 3/1/33	940,331	1,037,901
6.00%, due 9/1/34	267,961	295,430
6.00%, due 9/1/35	2,902,016	3,202,067
6.00%, due 9/1/35 TBA (h)	5,300,000	5,795,221
6.00%, due 10/1/35	652,297	720,551
6.00%, due 6/1/36	1,878,774	2,060,801
6.00%, due 11/1/36	2,173,689	2,391,081
6.00%, due 4/1/37	476,740	518,162

12 MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)

6.50%, due 10/1/31	$537,832	$608,428
6.50%, due 2/1/37	244,209	274,966

		140,397,240

Government National Mortgage Association (Mortgage Pass-Through Securities) 6.2%
4.00%, due 9/20/40	3,462,033	3,511,336
X 4.50%, due 5/20/40	6,160,871	6,442,717
5.00%, due 5/1/38 TBA (h)	1,500,000	1,601,250
5.50%, due 4/1/36 TBA (h)	2,950,000	3,210,892
6.00%, due 8/15/32	992,655	1,108,318
6.00%, due 12/15/32	423,373	472,703
6.50%, due 8/15/28	373,726	423,618
6.50%, due 4/15/31	859,199	973,858

		17,744,692

X Overseas Private Investment Corporation 2.7%
5.142%, due 12/15/23 (i)	6,984,277	7,666,222

Tennessee Valley Authority 4.0%
3.875%, due 2/15/21	2,250,000	2,286,223
4.65%, due 6/15/35 (i)	5,605,000	5,464,264
6.25%, due 12/15/17 (i)	2,980,000	3,583,727

		11,334,214

United States Treasury Bond 1.6%
8.75%, due 8/15/20	3,135,000	4,557,261

United States Treasury Notes 1.8%
2.00%, due 7/15/14 T.I.P.S. (j)	4,695,520	5,215,694

Total U.S. Government & Federal Agencies (Cost $239,797,624)		248,305,664

Total Long-Term Bonds (Cost $272,705,566)		282,884,548

Short-Term Investment 4.6%

Repurchase Agreement 4.6%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $13,057,378 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $13,320,000 and a Market Value of $13,319,928)	13,057,367	13,057,367

Total Short-Term Investment (Cost $13,057,367)		13,057,367

Total Investments (Cost $285,762,933) (k)	103.3%	295,941,915
Other Assets, Less Liabilities	(3.3)	(9,405,084)

Net Assets	100.0%	$286,536,831

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(b)	Subprime mortgage investment and other asset-backed securities. The total market value of the securities at April 30, 2011 is $612,052, which represents 0.2% of the Fund’s net assets.
(c)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at April 30, 2011.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(e)	Fair valued security—The total market value of this security at April 30, 2011 is $1,390,372, which represents 0.5% of the Fund’s net assets.
(f)	Illiquid security—The total market value of this security at April 30, 2011 is $1,390,372, which represents 0.5% of the Fund’s net assets.
(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April 30, 2011 is $10,607,363, which represents 3.7% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

(i)	United States Government Guaranteed Security.
(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(k)	At April 30, 2011, cost is $285,762,933 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$11,312,415
Gross unrealized depreciation	(1,133,433)

Net unrealized appreciation	$10,178,982

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,265,276	$—	$6,265,276
Corporate Bonds	—	16,369,982	—	16,369,982
Mortgage-Backed Securities (b)	—	7,274,296	1,390,372	8,664,668
Municipal Bonds	—	3,278,958	—	3,278,958
U.S. Government & Federal Agencies	—	248,305,664	—	248,305,664

Total Long-Term Bonds	—	281,494,176	1,390,372	282,884,548

Short-Term Investment Repurchase Agreement	—	13,057,367	—	13,057,367

Total Investments in Securities	$—	$294,551,543	$1,390,372	$295,941,915

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 security valued at $1,390,372 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation			in to	out of	April 30,	April 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)
	$1,412,917	$299	$530	$11,190	$—	$(34,564)	$—	$—	$1,390,372	$8,949

Total	$1,412,917	$299	$530	$11,190	$—	$(34,564)	$—	$—	$1,390,372	$8,949

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14 MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $285,762,933)	$295,941,915
Receivables:
Interest	1,651,919
Fund shares sold	86,909
Investment securities sold	17,558
Other assets	44,995

Total assets	297,743,296

Liabilities
Payables:
Investment securities purchased	10,519,094
Fund shares redeemed	182,058
Transfer agent (See Note 3)	142,695
Manager (See Note 3)	109,179
NYLIFE Distributors (See Note 3)	90,908
Shareholder communication	42,218
Professional fees	34,550
Custodian	3,570
Trustees	1,769
Accrued expenses	2,365
Dividend payable	78,059

Total liabilities	11,206,465

Net assets	$286,536,831

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$329,118
Additional paid-in capital	276,090,539

276,419,657
Distributions in excess of net investment income	(81,305)
Accumulated net realized gain (loss) on investments	19,497
Net unrealized appreciation (depreciation) on investments	10,178,982

Net assets	$286,536,831

Investor Class
Net assets applicable to outstanding shares	$59,379,592

Shares of beneficial interest outstanding	6,801,730

Net asset value per share outstanding	$8.73
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.14

Class A
Net assets applicable to outstanding shares	$171,870,313

Shares of beneficial interest outstanding	19,754,828

Net asset value per share outstanding	$8.70
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.11

Class B
Net assets applicable to outstanding shares	$28,752,572

Shares of beneficial interest outstanding	3,305,937

Net asset value and offering price per share outstanding	$8.70

Class C
Net assets applicable to outstanding shares	$23,821,570

Shares of beneficial interest outstanding	2,740,200

Net asset value and offering price per share outstanding	$8.69

Class I
Net assets applicable to outstanding shares	$2,712,784

Shares of beneficial interest outstanding	309,121

Net asset value and offering price per share outstanding	$8.78

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest	$5,569,735

Expenses
Manager (See Note 3)	923,639
Distribution/Service—Investor Class (See Note 3)	74,344
Distribution/Service—Class A (See Note 3)	220,082
Distribution/Service—Class B (See Note 3)	161,007
Distribution/Service—Class C (See Note 3)	137,845
Transfer agent (See Note 3)	417,958
Registration	43,089
Professional fees	42,157
Shareholder communication	41,563
Custodian	10,539
Trustees	4,757
Miscellaneous	8,462

Total expenses before waiver/reimbursement	2,085,442
Expense waiver/reimbursement from Manager (See Note 3)	(247,018)

Net expenses	1,838,424

Net investment income (loss)	3,731,311

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	19,554
Net change in unrealized appreciation (depreciation) on investments	(6,261,122)

Net realized and unrealized gain (loss) on investments	(6,241,568)

Net increase (decrease) in net assets resulting from operations	$(2,510,257)

16 MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,731,311	$7,377,183
Net realized gain (loss) on investments and futures transactions	19,554	4,949,454
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(6,261,122)	5,295,334

Net increase (decrease) in net assets resulting from operations	(2,510,257)	17,621,971

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,062,008)	(1,482,338)
Class A	(3,268,223)	(4,608,640)
Class B	(452,315)	(655,007)
Class C	(395,753)	(537,566)
Class I	(66,310)	(87,752)

	(5,244,609)	(7,371,303)

From net realized gain on investments:
Investor Class	(627,647)	—
Class A	(1,869,468)	—
Class B	(346,140)	—
Class C	(314,704)	—
Class I	(40,882)	—

	(3,198,841)	—

Total dividends and distributions to shareholders	(8,443,450)	(7,371,303)

Capital share transactions:
Net proceeds from sale of shares	9,872,133	44,606,523
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	7,361,404	6,259,349
Cost of shares redeemed	(44,586,238)	(67,218,092)

Increase (decrease) in net assets derived from capital share transactions	(27,352,701)	(16,352,220)

Net increase (decrease) in net assets	(38,306,408)	(6,101,552)

Net Assets
Beginning of period	324,843,239	330,944,791

End of period	$286,536,831	$324,843,239

Undistributed (distributions in excess of) net investment income at end of period	$(81,305)	$1,431,993

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Investor Class
							February 28,
	Six months						2008**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010		2009		2008
Net asset value at beginning of period	$9.03		$8.75		$8.16		$8.41

Net investment income (loss) (a)	0.11		0.21		0.26		0.22
Net realized and unrealized gain (loss) on investments	(0.16)		0.28		0.59		(0.26)

Total from investment operations	(0.05)		0.49		0.85		(0.04)

Less dividends and distributions:
From net investment income	(0.16)		(0.21)		(0.26)		(0.21)
From net realized gain on investments	(0.09)		—		—		—

Total dividends and distributions	(0.25)		(0.21)		(0.26)		(0.21)

Net asset value at end of period	$8.73		$9.03		$8.75		$8.16

Total investment return (b)	(0.56	%)(c)	5.67%		10.67%		(0.57	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57	% ††	2.37%		2.99%		3.89	% ††
Net expenses	1.17	% ††	1.15%		1.04%		1.07	% ††
Expenses (before waiver/reimbursement)	1.33	% ††	1.32%		1.34%		1.38	% ††
Portfolio turnover rate	31	% (d)	132	%(d)	103	%(d)	51	% (d)
Net assets at end of period (in 000’s)	$59,380		$62,350		$63,591		$61,147

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 24%, 19%, 45% and 43% for the six-month period ended April 30, 2011 and for the years ended October 31, 2010, 2009 and 2008, respectively.

18 MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$9.00		$8.72		$8.13		$8.21		$8.19	$8.18

Net investment income (loss) (a)	0.12		0.22		0.27		0.33		0.34	0.33
Net realized and unrealized gain (loss) on investments	(0.17)		0.28		0.59		(0.07)		0.03	0.01

Total from investment operations	(0.05)		0.50		0.86		0.26		0.37	0.34

Less dividends and distributions:
From net investment income	(0.16)		(0.22)		(0.27)		(0.34)		(0.35)	(0.33)
From net realized gain on investments	(0.09)		—		—		—		—	—

Total dividends and distributions	(0.25)		(0.22)		(0.27)		(0.34)		(0.35)	(0.33)

Net asset value at end of period	$8.70		$9.00		$8.72		$8.13		$8.21	$8.19

Total investment return (b)	(0.49	%)(c)	5.81%		10.71%		3.12%		4.67%	4.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.70	% ††	2.49%		3.11%		4.00%		4.16%	4.04%
Net expenses	1.03	% ††	1.03%		0.92%		0.97%		1.05%	1.05%
Expenses (before waiver/reimbursement)	1.20	% ††	1.20%		1.21%		1.28%		1.35%	1.34%
Portfolio turnover rate	31	% (d)	132	%(d)	103	%(d)	51	%(d)	11%	83	%(d)
Net assets at end of period (in 000’s)	$171,870		$187,828		$187,771		$182,621		$227,896	$239,392

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 24%, 19%, 45%, 43% and 32% for the six-month period ended April 30, 2011 and for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$9.00		$8.71		$8.13		$8.20		$8.19	$8.17

Net investment income (loss) (a)	0.08		0.14		0.19		0.26		0.28	0.26
Net realized and unrealized gain (loss) on investments	(0.17)		0.29		0.59		(0.06)		0.02	0.03

Total from investment operations	(0.09)		0.43		0.78		0.20		0.30	0.29

Less dividends and distributions:
From net investment income	(0.12)		(0.14)		(0.20)		(0.27)		(0.29)	(0.27)
From net realized gain on investments	(0.09)		—		—		—		—	—

Total dividends and distributions	(0.21)		(0.14)		(0.20)		(0.27)		(0.29)	(0.27)

Net asset value at end of period	$8.70		$9.00		$8.71		$8.13		$8.20	$8.19

Total investment return (b)	(0.93	%)(c)	5.02%		9.62%		2.41%		3.77%	3.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81	% ††	1.62%		2.24%		3.18%		3.41%	3.29%
Net expenses	1.92	% ††	1.90%		1.79%		1.79%		1.80%	1.80%
Expenses (before waiver/reimbursement)	2.08	% ††	2.07%		2.09%		2.10%		2.10%	2.09%
Portfolio turnover rate	31	% (d)	132	%(d)	103	%(d)	51	%(d)	11%	83	%(d)
Net assets at end of period (in 000’s)	$28,753		$36,859		$45,178		$51,826		$50,123	$64,246

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 24%, 19%, 45%, 43% and 32% for the six-month period ended April 30, 2011 and for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

20 MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$9.00		$8.71		$8.12		$8.20		$8.18	$8.17

Net investment income (loss) (a)	0.08		0.14		0.19		0.26		0.28	0.26
Net realized and unrealized gain (loss) on investments	(0.18)		0.29		0.60		(0.07)		0.03	0.02

Total from investment operations	(0.10)		0.43		0.79		0.19		0.31	0.28

Less dividends and distributions:
From net investment income	(0.12)		(0.14)		(0.20)		(0.27)		(0.29)	(0.27)
From net realized gain on investments	(0.09)		—		—		—		—	—

Total dividends and distributions	(0.21)		(0.14)		(0.20)		(0.27)		(0.29)	(0.27)

Net asset value at end of period	$8.69		$9.00		$8.71		$8.12		$8.20	$8.18

Total investment return (b)	(1.05	%)(c)	5.02%		9.75%		2.28%		3.89%	3.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80	% ††	1.62%		2.23%		3.16%		3.41%	3.29%
Net expenses	1.91	% ††	1.90%		1.80%		1.80%		1.80%	1.80%
Expenses (before waiver/reimbursement)	2.08	% ††	2.07%		2.09%		2.11%		2.10%	2.09%
Portfolio turnover rate	31	% (d)	132	%(d)	103	%(d)	51	%(d)	11%	83	%(d)
Net assets at end of period (in 000’s)	$23,822		$33,523		$32,659		$25,967		$7,621	$5,684

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 24%, 19%, 45%, 43% and 32% for the six-month period ended April 30, 2011 and for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$9.08		$8.79		$8.19		$8.26		$8.24	$8.21

Net investment income (loss) (a)	0.13		0.24		0.30		0.35		0.40	0.35
Net realized and unrealized gain (loss) on investments	(0.17)		0.29		0.61		(0.04)		0.02	0.03

Total from investment operations	(0.04)		0.53		0.91		0.31		0.42	0.38

Less dividends and distributions:
From net investment income	(0.17)		(0.24)		(0.31)		(0.38)		(0.40)	(0.35)
From net realized gain on investments	(0.09)		—		—		—		—	—

Total dividends and distributions	(0.26)		(0.24)		(0.31)		(0.38)		(0.40)	(0.35)

Net asset value at end of period	$8.78		$9.08		$8.79		$8.19		$8.26	$8.24

Total investment return (b)	(0.36	%)(c)	6.14%		11.21%		3.68%		5.31%	4.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93	% ††	2.74%		3.52%		4.24%		4.84%	4.52%
Net expenses	0.78	% ††	0.78%		0.51%		0.40%		0.42%	0.57%
Expenses (before reimbursement/waiver)	0.94	% ††	0.95%		0.97%		0.99%		1.00%	0.86%
Portfolio turnover rate	31	% (d)	132	%(d)	103	%(d)	51	%(d)	11%	83	%(d)
Net assets at end of period (in 000’s)	$2,713		$4,284		$1,746		$1,332		$7	$1

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 24%, 19%, 45%, 43% and 32% for the six-month period ended April 30, 2011 and for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

22 MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the ”Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Government Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income, consistent with safety of principal.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1—quoted prices in active markets for identical investments

• Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in

mainstayinvestments.com    23

Notes to Financial Statements (unaudited) (continued)

Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund held securities with a value of $1,390,372 that were valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees

24    MainStay Government Fund

incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(J) Concentration of Risk. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the

mainstayinvestments.com    25

Notes to Financial Statements (unaudited) (continued)

terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the management fee does not exceed 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.62% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.03% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $923,639 and waived expenses/reimbursed its fees in the amount of $247,018.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,343 and $8,782, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $49, $20,489 and $3,909, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$107,722

Class A	198,458

Class B	58,283

Class C	49,895

Class I	3,600

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$216	0.0	%‡

Class C	130	0.0	‡

Class I	1,360	0.1

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General

26    MainStay Government Fund

Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $4,556. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$7,371,303

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities
(in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of U.S. Government securities were $88,735 and $104,906, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $2,610 and $6,075, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	157,766	$1,375,794
Shares issued to shareholders in reinvestment of dividends and distributions	183,844	1,597,458
Shares redeemed	(633,856)	(5,537,106)

Net increase (decrease) in shares outstanding before conversion	(292,246)	(2,563,854)
Shares converted into Investor Class (See Note 1)	306,845	2,675,940
Shares converted from Investor Class (See Note 1)	(114,343)	(993,560)

Net increase (decrease)	(99,744)	$(881,474)

Year ended October 31, 2010:
Shares sold	569,341	$5,062,853
Shares issued to shareholders in reinvestment of dividends	155,988	1,382,025
Shares redeemed	(1,148,151)	(10,141,750)

Net increase (decrease) in shares outstanding before conversion	(422,822)	(3,696,872)
Shares converted into Investor Class (See Note 1)	490,439	4,330,699
Shares converted from Investor Class (See Note 1)	(436,619)	(3,880,711)

Net increase (decrease)	(369,002)	$(3,246,884)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	629,072	$5,489,350
Shares issued to shareholders in reinvestment of dividends and distributions	521,398	4,515,285
Shares redeemed	(2,512,667)	(21,875,633)

Net increase (decrease) in shares outstanding before conversion	(1,362,197)	(11,870,998)
Shares converted into Class A (See Note 1)	317,537	2,760,299
Shares converted from Class A (See Note 1)	(60,499)	(523,316)

Net increase (decrease)	(1,105,159)	$(9,634,015)

Year ended October 31, 2010:
Shares sold	2,181,501	$19,309,383
Shares issued to shareholders in reinvestment of dividends	443,278	3,915,689
Shares redeemed	(3,905,060)	(34,386,342)

Net increase (decrease) in shares outstanding before conversion	(1,280,281)	(11,161,270)
Shares converted into Class A (See Note 1)	876,130	7,737,236
Shares converted from Class A (See Note 1)	(126,442)	(1,111,827)
Shares converted from Class A (a)	(147,997)	(1,284,614)

Net increase (decrease)	(678,590)	$(5,820,475)

mainstayinvestments.com    27

Notes to Financial Statements (unaudited) (continued)

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	142,453	$1,243,980
Shares issued to shareholders in reinvestment of dividends and distributions	83,984	726,882
Shares redeemed	(565,291)	(4,915,552)

Net increase (decrease) in shares outstanding before conversion	(338,854)	(2,944,690)
Shares converted from Class B (See Note 1)	(450,436)	(3,919,363)

Net increase (decrease)	(789,290)	$(6,864,053)

Year ended October 31, 2010:
Shares sold	834,658	$7,352,568
Shares issued to shareholders in reinvestment of dividends	66,810	589,270
Shares redeemed	(1,186,277)	(10,396,840)

Net increase (decrease) in shares outstanding before conversion	(284,809)	(2,455,002)
Shares converted from Class B (See Note 1)	(804,288)	(7,075,397)

Net increase (decrease)	(1,089,097)	$(9,530,399)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	160,951	$1,415,527
Shares issued to shareholders in reinvestment of dividends and distributions	51,422	444,547
Shares redeemed	(1,198,308)	(10,410,885)

Net increase (decrease)	(985,935)	$(8,550,811)

Year ended October 31, 2010:
Shares sold	1,153,364	$10,172,156
Shares issued to shareholders in reinvestment of dividends	35,268	311,299
Shares redeemed	(1,211,719)	(10,664,364)

Net increase (decrease)	(23,087)	$(180,909)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	39,321	$347,482
Shares issued to shareholders in reinvestment of dividends and distributions	8,840	77,232
Shares redeemed	(210,802)	(1,847,062)

Net increase (decrease)	(162,641)	$(1,422,348)

Year ended October 31, 2010:
Shares sold	301,914	$2,709,563
Shares issued to shareholders in reinvestment of dividends	6,836	61,066
Shares redeemed	(182,429)	(1,628,796)

Net increase (decrease) in shares outstanding before conversion	126,321	1,141,833
Shares converted into Class I (a)	146,813	1,284,614

Net increase (decrease)	273,134	$2,426,447

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28    MainStay Government Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Government Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MacKay Shields as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MacKay Shields in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MacKay Shields at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MacKay Shields’ compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay

mainstayinvestments.com    29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the

30    MainStay Government Fund

overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com    31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32    MainStay Government Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23040 MS136-11	MSG10-06/11
07

MainStay High Yield Corporate Bond Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	23

Notes to Financial Statements	32

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	41

Proxy Voting Policies and Procedures and Proxy Voting Record	45

Shareholder Reports and Quarterly Portfolio Disclosure	45

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2011

								Gross
								Expense
Class	Sales Charge		Six Months		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	0.23%		6.59%	5.99%	8.13%	1.08%
		Excluding sales charges	4.95		11.61	6.97	8.63	1.08

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	0.28		6.71	6.03	8.15	1.03
		Excluding sales charges	5.00		11.74	7.01	8.65	1.03

Class B Shares	Maximum 5% CDSC	With sales charges	−0	.39	5.89	5.86	7.83	1.83
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	4.61		10.89	6.16	7.83	1.83

Class C Shares	Maximum 1% CDSC	With sales charges	3.61		9.89	6.16	7.83	1.83
	if Redeemed Within One Year of Purchase	Excluding sales charges	4.61		10.89	6.16	7.83	1.83

Class I Shares[4]	No Sales Charge		5.30		12.00	7.28	8.94	0.78

Class R2 Shares[5]	No Sales Charge		4.95		11.63	6.92	8.57	1.13

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.
5.	Class R2 shares, first offered on December 14, 2007, but did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Credit Suisse High Yield Index[6]	6.01%	12.61%	8.69%	9.25%

Average Lipper High Current Yield Fund[7]	6.11	12.83	7.04	7.17

6.	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. Total returns assume reinvestment of all income and capital gains. The Credit Suisse High Yield Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7.	The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,049.50	$5.39	$1,019.50	$5.31

Class A Shares	$1,000.00	$1,050.00	$5.08	$1,019.80	$5.01

Class B Shares	$1,000.00	$1,046.10	$9.18	$1,015.80	$9.05

Class C Shares	$1,000.00	$1,046.10	$9.18	$1,015.80	$9.05

Class I Shares	$1,000.00	$1,053.00	$3.82	$1,021.10	$3.76

Class R2 Shares	$1,000.00	$1,049.50	$5.59	$1,019.30	$5.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.06% for Investor Class, 1.00% for Class A, 1.81% for Class B and Class C, 0.75% for Class I and 1.10% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

Corporate Bonds	80.00
Yankee Bonds	9.60
Short-Term Investment	4.40
Loan Assignments & Participations	2.40
Other Assets, Less Liabilities	2.20
Convertible Bonds	0.70
Preferred Stocks	0.50
Common Stocks	0.10
Warrants	0.10

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings/Issuers Held as of April 30, 2011 (excluding short-term investment)

1.	Ford Motor Credit Co. LLC, 5.00%–12.00%, due 8/10/11–1/15/20
2.	HCA, Inc., 1.557%–9.875%, due 10/1/12–4/15/19
3.	Ally Financial, Inc., zero coupon–8.30%, due 12/1/12–9/15/20
4.	Nova Chemicals Corp., 3.568%–8.625%, due 1/15/12–11/1/19
5.	Reliant Energy, Inc., 7.625%–7.875%, due 6/15/14–6/15/17

6.	Georgia-Pacific Corp., 7.125%–8.875%, due 5/15/11–5/15/31
7.	Videotron Ltee, 6.375%–9.125%, due 1/15/14–4/15/18
8.	Nielsen Finance LLC, 2.231%–11.50%, due 8/9/13–10/15/18
9.	Calpine Construction Finance Co., L.P. and CCFC Finance Corp., 8.00%, due 6/1/16
10.	Phibro Animal Health Corp., 9.25%, due 7/1/18

8    MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio manager J. Matthew Philo, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 4.95% for Investor Class shares, 5.00% for Class A shares and 4.61% for both Class B and Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 5.30% and Class R2 shares returned 4.95%. All share classes underperformed the 6.11% return of the average Lipper1 high current yield fund and the 6.01% return of the Credit Suisse High Yield Index2 for the six months ended April 30, 2011. The Credit Suisse High Yield Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the Credit Suisse High Yield Index resulted from our bottom-up investment style, which focuses on individual companies to determine risk-group weightings in the context of historical yield spreads.3 The Fund remained conservatively positioned throughout the reporting period, based on our belief that the valuations of riskier high-yield bonds were unattractive and business fundamentals for many high-yield issuers remained weak.

During the reporting period, which industry positions or specific holdings were the strongest contributors to the Fund’s absolute performance and which industry positions and specific holdings were particularly weak?

The most significant positive contributors to the Fund’s absolute performance were investments in the energy, health care and financials industries. Automotive finance companies Ford Motor Credit and Ally Financial were notable contributors to absolute performance, as was hospital operator HCA. Although no industries generated negative absolute returns during the reporting period, the Fund’s investments in the retail, aero-space and food and drug industries contributed the least to absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund purchased bonds of aircraft components manufacturer Transdigm, as well as bonds of NII Holdings, a provider of digital wireless services in Latin America. The Fund sold bonds of the financing division of motorcycle manufacturer Harley-Davidson and bonds of NBTY Inc., a manufacturer and retailer of nutritional supplements.

How did the Fund’s industry weightings change during the reporting period?

During the reporting period, there were no meaningful changes in the Fund’s industry weightings. The Fund increased its weightings modestly in the metals/minerals, aerospace and communications industries. The Fund decreased its weightings modestly relative to the Credit Suisse High Yield Index in the utility, cable/wireless video and energy industries.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund held overweight positions relative to the Credit Suisse High Yield Index in the transportation, health care and cable/wireless video industries. As of the same date, the Fund was underweight relative to the Credit Suisse High Yield Index in the energy, retail and media industries.

1. See footnote on page 6 for more information on Lipper Inc. 2. Se e foo tnot e on pa ge 6 fo r mor ei nfo rma tio n on the C red it Sui sse H igh Yi eld I nde x. 3. Th e te rms ""s pre ad' ' an d "" yie ld s pre ad' ' ma y re fer to t he d iff ere nce in y iel d be twe en a se curi ty or t ype o f sec urit y and c omp ara ble U .S. Tr eas ury i ssu es. T he ter ms ma y als o ref er to th e di ffe ren ce in yi eld b etwe en tw o spe cifi c sec uri tie so r typ es of se cur iti es at a gi ven ti me.
Th e opi nio ns exp res sed a re tho se of t he por tfo lio m ana ger as o f the da te of t his re por t an d are su bje ct to ch ang e. The re is no g uar ante e tha ta ny fo rec ast ma de wi ll com e to pas s. Thi s mat eri al doe s no t con stit ute i nve stm ent ad vic e and is n ot int end ed as an e ndo rse men to f any sp eci fic i nve stme nt.

mainstayinvestments.com    9

Portfolio of Investments April 30, 2011 (unaudited)

	Principal
	Amount	Value
Long-Term Bonds 92.7%† Convertible Bonds 0.7%

Health Care—Products 0.1%
Bio Rad Labs 8.00%, due 9/15/16	$7,810,000	$8,688,625

Holding Company—Diversified 0.4%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (a)	30,320,000	29,016,240

Internet 0.0%‡
At Home Corp. 4.75%, due 12/31/49 (b)(c)(d)(e)	61,533,853	6,153

Retail 0.1%
Sonic Automotive, Inc. 5.00%, due 10/1/29	2,500,000	3,268,750

Telecommunications 0.1%
NII Holdings, Inc. 3.125%, due 6/15/12	7,385,000	7,421,925

Total Convertible Bonds (Cost $45,357,672)		48,401,693

Corporate Bonds 80.0%

Advertising 0.8%
Interpublic Group of Cos., Inc. 6.25%, due 11/15/14	10,240,000	11,238,400
Lamar Media Corp. 6.625%, due 8/15/15	16,883,000	17,262,868
Series C 6.625%, due 8/15/15	2,765,000	2,823,756
7.875%, due 4/15/18	7,490,000	8,051,750
9.75%, due 4/1/14	9,780,000	11,393,700

		50,770,474

Aerospace & Defense 1.0%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	4,525,000	4,751,250
BE Aerospace, Inc. 8.50%, due 7/1/18	9,750,000	10,871,250
DAE Aviation Holdings, Inc. 11.25%, due 8/1/15 (f)	14,700,000	15,545,250
TransDigm, Inc. 7.75%, due 12/15/18 (f)	32,500,000	35,018,750

		66,186,500

Agriculture 0.1%
Alliance One International, Inc. 10.00%, due 7/15/16	3,165,000	3,236,213

Airlines 0.0%‡
Northwest Airlines, Inc. Series 2001-1, Class 1B 7.691%, due 10/1/18	3,009,681	3,039,778
Northwest Airlines, Inc. (Escrow Shares) 7.625%, due 11/15/23 (d)(e)(g)	11,810,900	26,575
7.875%, due 12/31/49 (d)(e)(g)	8,723,000	8,723
8.70%, due 3/15/49 (d)(e)(g)	445,000	445
8.875%, due 6/1/49 (d)(e)(g)	5,229,300	5,229
9.875%, due 3/15/37 (d)(e)(g)	18,534,200	18,534
10.00%, due 2/1/49 (d)(e)(g)	14,683,200	14,683

		3,113,967

Apparel 0.4%
Hanesbrands, Inc. 8.00%, due 12/15/16	11,920,000	12,948,100
Unifi, Inc. 11.50%, due 5/15/14	15,646,000	16,154,495

		29,102,595

Auto Manufacturers 0.2%
Ford Motor Co. 6.50%, due 8/1/18	2,645,000	2,817,692
Oshkosh Corp. 8.25%, due 3/1/17	5,955,000	6,572,831
8.50%, due 3/1/20	5,960,000	6,645,400

		16,035,923

Auto Parts & Equipment 2.8%
Affinia Group Holdings, Inc. 9.00%, due 11/30/14 (f)	17,230,000	17,725,362
Allison Transmission, Inc. 7.125%, due 5/15/19 (f)	9,655,000	9,775,688
11.25%, due 11/1/15 (f)(h)	5,151,800	5,705,103
Cooper Tire & Rubber Co. 7.625%, due 3/15/27	5,325,000	5,191,875
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	13,020,000	13,996,500
Dana Holding Corp. 6.50%, due 2/15/19	14,305,000	14,412,287
6.75%, due 2/15/21	5,345,000	5,391,769
Exide Technologies 8.625%, due 2/1/18 (f)	13,250,000	14,210,625
FleetPride Corp. 11.50%, due 10/1/14 (f)	20,015,000	20,040,019
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	3,270,000	3,633,788
Lear Corp. 8.125%, due 3/15/20	3,145,000	3,490,950
Lear Corp. (Escrow Shares) 8.75%, due 12/1/16 (c)(e)(g)	15,444,000	23,166
Pinafore LLC/Pinafore, Inc. 9.00%, due 10/1/18 (f)	6,110,000	6,675,175

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

10 MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Auto Parts & Equipment (continued)

Tenneco, Inc. 6.875%, due 12/15/20	$14,450,000	$14,811,250
7.75%, due 8/15/18	1,300,000	1,381,250
8.125%, due 11/15/15	13,521,000	14,366,062
Titan International, Inc. 7.875%, due 10/1/17 (f)	4,480,000	4,816,000
TRW Automotive, Inc. 7.00%, due 3/15/14 (f)	17,995,000	19,704,525
8.875%, due 12/1/17 (f)	11,595,000	13,102,350

		188,453,744

Banks 2.2%
X Ally Financial, Inc. (zero coupon), due 12/1/12 6.25%, due 12/1/17 (f)	11,960,000 2,180,000	11,212,500 2,272,650
6.75%, due 12/1/14	25,437,000	27,109,943
7.50%, due 9/15/20 (f)	13,432,000	14,640,880
8.30%, due 2/12/15	39,171,000	44,067,375
CapitalSource, Inc. 12.75%, due 7/15/14 (f)	17,975,000	21,659,875
GMAC, Inc. 8.00%, due 11/1/31	3,603,000	4,062,383
Provident Funding Associates, L.P. 10.125%, due 2/15/19 (f)	7,405,000	7,728,969
10.25%, due 4/15/17 (f)	12,155,000	13,552,825

		146,307,400

Beverages 0.7%
Cott Beverages, Inc. 8.125%, due 9/1/18	10,215,000	10,955,587
8.375%, due 11/15/17	32,284,000	34,624,590

		45,580,177

Building Materials 1.6%
Building Materials Corp. of America 6.875%, due 8/15/18 (f)	17,498,000	18,066,685
7.00%, due 2/15/20 (f)	15,565,000	16,226,513
7.50%, due 3/15/20 (f)	14,915,000	15,791,256
CRH America, Inc. 5.625%, due 9/30/11	2,318,000	2,362,088
Texas Industries, Inc. 9.25%, due 8/15/20	39,710,000	42,787,525
USG Corp. 9.75%, due 8/1/14 (f)	11,270,000	12,284,300

		107,518,367

Chemicals 2.3%
CF Industries, Inc. 6.875%, due 5/1/18	9,615,000	10,852,931
7.125%, due 5/1/20	10,955,000	12,543,475
Georgia Gulf Corp. 9.00%, due 1/15/17 (f)	23,240,000	25,796,400
Huntsman International LLC 5.50%, due 6/30/16	11,846,000	11,816,385
Nalco Co. 8.25%, due 5/15/17	2,390,000	2,602,113
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. 8.375%, due 3/1/18 (f)	13,610,000	14,120,375
Olin Corp. 8.875%, due 8/15/19	13,378,000	14,832,857
X Phibro Animal Health Corp. 9.25%, due 7/1/18 (f)	48,430,000	52,304,400
PolyOne Corp. 7.375%, due 9/15/20	726,000	774,551
Westlake Chemical Corp. 6.625%, due 1/15/16	8,035,000	8,286,094

		153,929,581

Coal 1.2%
Arch Coal, Inc. 7.25%, due 10/1/20	7,475,000	8,063,656
8.75%, due 8/1/16	4,240,000	4,748,800
Consol Energy, Inc. 8.00%, due 4/1/17	30,785,000	34,017,425
Peabody Energy Corp. 6.50%, due 9/15/20	21,655,000	23,197,919
7.375%, due 11/1/16	2,185,000	2,463,587
7.875%, due 11/1/26	7,080,000	7,965,000

		80,456,387

Commercial Services 2.4%
Aramark Holdings Corp. 8.625%, due 5/1/16 (f)(h)	1,880,000	1,931,700
Cenveo Corp. 8.875%, due 2/1/18	6,105,000	6,135,525
Corrections Corp. of America 6.25%, due 3/15/13	2,339,000	2,344,848
7.75%, due 6/1/17	6,990,000	7,654,050
El Comandante Capital Corp. (Escrow Shares) (zero coupon), due 12/31/50 (c)(d)(e)(g)	21,941,051	1,579,756
Ford Holdings LLC 9.30%, due 3/1/30	18,155,000	22,663,086
Ford Holdings, Inc. 9.375%, due 3/1/20	750,000	890,354
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19 (f)	17,970,000	18,374,325
iPayment Holdings, Inc. 10.25%, due 5/15/18 (f)	10,000,000	10,000,000
iPayment, Inc. 9.75%, due 5/15/14	16,404,000	16,752,585
Knowledge Learning Corp., Inc. 7.75%, due 2/1/15 (f)	27,015,000	27,015,000
Lender Processing Services, Inc. 8.125%, due 7/1/16	17,236,000	17,753,080
PHH Corp. 9.25%, due 3/1/16	12,385,000	13,654,462

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Commercial Services (continued)

Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 6.50%, due 8/1/49 (c)(e)(g)	$460,000	$23,920
9.75%, due 1/15/49 (c)(e)(f)(g)	26,020,000	1,353,040
Valassis Communications, Inc. 6.625%, due 2/1/21 (f)	13,300,000	13,200,250

		161,325,981

Computers 0.5%
iGate Corp. 9.00%, due 5/1/16 (f)	3,905,000	4,002,625
SunGard Data Systems, Inc. 4.875%, due 1/15/14	8,070,000	8,231,400
10.625%, due 5/15/15	19,260,000	21,186,000

		33,420,025

Distribution & Wholesale 0.7%
ACE Hardware Corp. 9.125%, due 6/1/16 (f)	20,618,000	22,241,668
American Tire Distributors, Inc. 9.75%, due 6/1/17	24,925,000	27,479,812

		49,721,480

Diversified Financial Services 0.2%
Community Choice Financial, Inc. 10.75%, due 5/1/19 (f)	13,105,000	13,416,244

Electric 4.4%
AES Eastern Energy, L.P. Series 1999-A 9.00%, due 1/2/17	17,129,748	11,776,702
X Calpine Construction Finance Co., L.P. and CCFC Finance Corp. 8.00%, due 6/1/16 (f)	49,185,000	53,857,575
Calpine Corp. 7.25%, due 10/15/17 (f)	37,579,000	39,457,950
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	39,425,000	42,385,029
GenOn Escrow Corp. 9.50%, due 10/15/18 (f)	22,300,000	23,805,250
Ipalco Enterprises, Inc. 7.25%, due 4/1/16 (f)	5,925,000	6,458,250
8.625%, due 11/14/11	15,090,000	15,580,425
PNM Resources, Inc. 9.25%, due 5/15/15	10,345,000	11,625,194
Public Service Co. of New Mexico 7.95%, due 5/15/18	9,965,000	11,281,287
Reliant Energy Mid-Atlantic Power Holdings LLC Series C 9.681%, due 7/2/26	6,425,000	7,003,250
X Reliant Energy, Inc. 7.625%, due 6/15/14	4,625,000	4,844,687
7.875%, due 6/15/17	66,835,000	67,503,350

		295,578,949

Electrical Components & Equipment 0.4%
Belden, Inc. 7.00%, due 3/15/17	12,530,000	12,937,225
9.25%, due 6/15/19	15,000,000	16,762,500

		29,699,725

Energy—Alternate Sources 0.2%
Headwaters, Inc. 7.625%, due 4/1/19 (f)	13,585,000	13,822,738

Engineering & Construction 0.5%
New Enterprise Stone & Lime Co. 11.00%, due 9/1/18 (f)	27,285,000	27,387,319
Tutor Perini Corp. 7.625%, due 11/1/18 (f)	4,290,000	4,375,800

		31,763,119

Entertainment 3.1%
American Casino & Entertainment Properties LLC 11.00%, due 6/15/14	12,900,000	13,738,500
FireKeepers Development Authority 13.875%, due 5/1/15 (f)	2,410,000	2,837,775
Greektown Superholdings, Inc. 13.00%, due 7/1/15	28,570,000	32,248,387
Jacobs Entertainment, Inc. 9.75%, due 6/15/14	31,736,000	32,608,740
Mohegan Tribal Gaming Authority 6.125%, due 2/15/13	3,940,000	3,417,950
8.00%, due 4/1/12	1,515,000	1,302,900
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (f)	26,885,000	29,035,800
Peninsula Gaming LLC 8.375%, due 8/15/15	9,095,000	9,731,650
8.375%, due 8/15/15 (f)	1,000,000	1,070,000
10.75%, due 8/15/17	10,005,000	11,055,525
Penn National Gaming, Inc. 6.75%, due 3/1/15	27,185,000	27,728,700
Pinnacle Entertainment, Inc. 7.50%, due 6/15/15	6,157,000	6,280,140
8.625%, due 8/1/17	7,020,000	7,722,000
Production Resource Group, Inc. 8.875%, due 5/1/19 (f)	2,336,000	2,406,080
Speedway Motorsports, Inc. 8.75%, due 6/1/16	11,035,000	12,083,325
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (c)(e)	1,296,167	907,317

12 MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Entertainment (continued)

Vail Resorts, Inc. 6.50%, due 5/1/19 (f)	$12,900,000	$13,158,000

		207,332,789

Environmental Controls 0.6%
Clean Harbors, Inc. 7.625%, due 8/15/16	8,658,000	9,264,060
Geo Sub Corp. 11.00%, due 5/15/12	28,640,000	28,640,000

		37,904,060

Finance—Auto Loans 2.6%
AmeriCredit Corp. 8.50%, due 7/1/15	22,485,000	23,665,462
Credit Acceptance Corp. 9.125%, due 2/1/17	4,000,000	4,355,000
9.125%, due 2/1/17 (f)	7,700,000	8,364,125
X Ford Motor Credit Co. LLC
5.00%, due 5/15/18	11,635,000	11,641,283
6.625%, due 8/15/17	3,065,000	3,375,028
7.00%, due 4/15/15	7,575,000	8,319,532
7.25%, due 10/25/11	22,690,000	23,277,421
7.50%, due 8/1/12	11,930,000	12,658,386
8.00%, due 6/1/14	29,375,000	33,167,401
8.125%, due 1/15/20	5,910,000	7,019,833
9.875%, due 8/10/11	6,000,000	6,124,788
12.00%, due 5/15/15	24,945,000	31,834,385

		173,802,644

Finance—Consumer Loans 0.4%
SLM Corp. 8.00%, due 3/25/20	10,130,000	11,217,223
8.45%, due 6/15/18	13,660,000	15,504,100

		26,721,323

Finance—Investment Banker/Broker 0.3%
Oppenheimer Holdings, Inc. 8.75%, due 4/15/18 (f)	16,695,000	17,446,275

Finance—Other Services 0.6%
Nationstar Mortgage/Nationstar Capital Corp. 10.875%, due 4/1/15 (f)	28,512,000	29,438,640
Salton Sea Funding Corp. Series E 8.30%, due 5/30/11 (c)	6,619	6,654
SquareTwo Financial Corp. 11.625%, due 4/1/17	12,475,000	12,786,875

		42,232,169

Food 2.5%
American Seafoods Group LLC/American Seafoods Finance, Inc. 10.75%, due 5/15/16 (f)	17,678,000	19,092,240
American Stores Co. 8.00%, due 6/1/26	22,029,000	19,660,883
ASG Consolidated LLC/ASG Finance, Inc. 15.00%, due 5/15/17 (f)(h)	13,489,950	13,636,091
B&G Foods, Inc. 7.625%, due 1/15/18	10,895,000	11,698,506
C&S Group Enterprises LLC 8.375%, due 5/1/17 (f)	3,010,000	3,152,975
Smithfield Foods, Inc. 10.00%, due 7/15/14	19,127,000	22,665,495
Stater Brothers Holdings, Inc. 7.375%, due 11/15/18 (f)	5,260,000	5,476,975
TreeHouse Foods, Inc. 6.03%, due 9/30/13 (c)(e)	23,700,000	23,818,500
7.75%, due 3/1/18	8,120,000	8,739,150
Tyson Foods, Inc. 8.25%, due 10/1/11	12,280,000	12,587,000
10.50%, due 3/1/14	22,683,000	27,389,722

		167,917,537

Forest Products & Paper 1.7%
ABI Escrow Corp. 10.25%, due 10/15/18 (f)	26,965,000	29,796,325
Clearwater Paper Corp. 7.125%, due 11/1/18 (f)	9,720,000	10,108,800
X Georgia-Pacific Corp. 7.125%, due 1/15/17 (f)	6,845,000	7,272,812
7.25%, due 6/1/28	2,370,000	2,509,238
7.75%, due 11/15/29	1,174,000	1,300,205
8.125%, due 5/15/11	21,872,000	21,899,340
8.875%, due 5/15/31	29,615,000	36,278,375
Georgia-Pacific LLC 8.25%, due 5/1/16 (f)	675,000	766,125
9.50%, due 12/1/11	3,000,000	3,127,500

		113,058,720

Health Care—Products 1.0%
Alere, Inc. 8.625%, due 10/1/18	7,230,000	7,736,100
Biomet, Inc. 10.00%, due 10/15/17	12,100,000	13,370,500
10.375%, due 10/15/17 (h)	4,990,000	5,545,138
11.625%, due 10/15/17	16,490,000	18,716,150
Hanger Orthopedic Group, Inc. 7.125%, due 11/15/18	17,125,000	17,681,562
Universal Hospital Services, Inc. 3.834%, due 6/1/15 (a)	930,000	903,263
8.50%, due 6/1/15 (h)	1,705,000	1,775,331

		65,728,044

Health Care—Services 3.9%
Alliance HealthCare Services, Inc. 8.00%, due 12/1/16	8,735,000	8,669,487
American Renal Holdings Co., Inc. 8.375%, due 5/15/18	10,555,000	11,135,525
9.75%, due 3/1/16 (f)(h)	7,175,000	7,279,486

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Health Care—Services (continued)

Capella Healthcare, Inc. 9.25%, due 7/1/17 (f)	$14,597,000	$15,728,267
Centene Corp. 7.25%, due 4/1/14	6,047,000	6,281,321
Community Health Systems, Inc. 8.875%, due 7/15/15	12,900,000	13,190,250
DaVita, Inc. 6.375%, due 11/1/18	14,650,000	14,997,937
6.625%, due 11/1/20	6,850,000	7,029,813
Gentiva Health Services, Inc. 11.50%, due 9/1/18	16,450,000	18,670,750
HCA Holdings, Inc. 7.75%, due 5/15/21 (f)	3,315,000	3,464,175
X HCA, Inc. 5.75%, due 3/15/14	9,524,000	9,762,100
6.30%, due 10/1/12	9,199,000	9,566,960
6.75%, due 7/15/13	17,015,000	17,950,825
7.19%, due 11/15/15	5,697,000	5,732,606
8.50%, due 4/15/19	15,775,000	17,510,250
9.00%, due 12/15/14	1,595,000	1,716,619
9.125%, due 11/15/14	4,135,000	4,341,750
9.625%, due 11/15/16 (h)	4,565,000	4,901,669
9.875%, due 2/15/17	3,645,000	4,082,400
HealthSouth Corp. 7.75%, due 9/15/22	2,270,000	2,409,038
8.125%, due 2/15/20	2,635,000	2,878,738
MultiPlan, Inc. 9.875%, due 9/1/18 (f)	27,380,000	29,638,850
Res-Care, Inc. 10.75%, due 1/15/19 (f)	12,395,000	13,479,562
Select Medical Corp. 7.625%, due 2/1/15	5,000,000	5,131,250
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, due 2/1/19 (f)	9,990,000	10,389,600
8.00%, due 2/1/18	3,795,000	3,965,775
8.00%, due 2/1/18 (f)	8,960,000	9,340,800

		259,245,803

Holding Companies—Diversified 0.5%
Leucadia National Corp. 8.125%, due 9/15/15	14,255,000	15,823,050
Susser Holdings LLC/Susser Finance Corp. 8.50%, due 5/15/16	18,729,000	20,274,142

		36,097,192

Home Furnishing 0.1%
Sealy Mattress Co. 10.875%, due 4/15/16 (f)	6,849,000	7,705,125

Household Products & Wares 1.2%
Central Garden and Pet Co. 8.25%, due 3/1/18	18,075,000	19,069,125
Diversey, Inc. 8.25%, due 11/15/19	500,000	540,000
Jarden Corp. 6.125%, due 11/15/22	4,690,000	4,678,275
7.50%, due 5/1/17	19,505,000	20,943,494
Prestige Brands, Inc. 8.25%, due 4/1/18 (f)	1,151,000	1,228,693
Rent A Center, Inc. 6.625%, due 11/15/20 (f)	9,300,000	9,311,625
Spectrum Brands, Inc. 9.50%, due 6/15/18 (f)	23,717,000	26,503,747

		82,274,959

Housewares 0.4%
Libbey Glass, Inc. 10.00%, due 2/15/15	23,221,000	25,368,942

Insurance 1.5%
AIG SunAmerica Global Financing VI 6.30%, due 5/10/11 (f)	14,221,000	14,230,201
Crum & Forster Holdings Corp. 7.75%, due 5/1/17	38,265,000	40,178,250
HUB International Holdings, Inc. 9.00%, due 12/15/14 (f)	11,836,000	12,324,235
Ironshore Holdings (US), Inc. 8.50%, due 5/15/20 (f)	16,890,000	18,622,745
Lumbermens Mutual Casualty Co. 8.30%, due 12/1/37 (c)(d)(e)(f)	8,525,000	85,250
8.45%, due 12/1/97 (c)(d)(e)(f)	2,575,000	25,750
9.15%, due 7/1/26 (c)(d)(e)(f)	42,123,000	421,230
USI Holdings Corp. 4.188%, due 11/15/14 (a)(f)	1,675,000	1,620,563
9.75%, due 5/15/15 (f)	11,100,000	11,377,500

		98,885,724

Internet 0.5%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (f)	7,335,000	7,610,062
Expedia, Inc. 8.50%, due 7/1/16 (f)	20,264,000	22,493,040

		30,103,102

Investment Management/Advisory Services 0.4%
Janus Capital Group, Inc. 5.875%, due 9/15/11	2,020,000	2,044,135
6.70%, due 6/15/17	24,105,000	26,391,769

		28,435,904

Iron & Steel 0.6%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	6,860,000	7,452,773
Allegheny Technologies, Inc. 8.375%, due 12/15/11	2,460,000	2,539,428
9.375%, due 6/1/19	7,475,000	9,568,037

14 MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Iron & Steel (continued)

Ryerson, Inc. 7.679%, due 11/1/14 (a)(f)	$1,040,000	$1,047,800
7.679%, due 11/1/14 (a)	3,235,000	3,259,263
12.00%, due 11/1/15	16,159,000	17,451,720

		41,319,021

Leisure Time 0.4%
Brunswick Corp. 11.25%, due 11/1/16 (f)	11,240,000	13,600,400
Harley-Davidson Funding Corp. 5.25%, due 12/15/12 (f)	250,000	261,113
6.80%, due 6/15/18 (f)	9,900,000	11,082,595
Town Sports International Holdings, Inc. 11.00%, due 2/1/14	4,645,000	4,737,900

		29,682,008

Lodging 0.8%
Majestic Star Casino LLC 9.50%, due 10/15/10 (d)	7,690,000	4,075,700
MGM Mirage, Inc. 13.00%, due 11/15/13	5,364,000	6,423,390
San Pasqual Casino 8.00%, due 9/15/13 (f)	250,000	249,688
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC 2.81%, due 3/15/14 (a)(f)	17,655,000	17,257,762
Sheraton Holding Corp. 7.375%, due 11/15/15	1,490,000	1,691,150
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, due 2/15/13	4,495,000	4,798,413
6.75%, due 5/15/18	12,405,000	13,552,462
7.875%, due 5/1/12	7,615,000	8,062,381

		56,110,946

Machinery—Construction & Mining 0.1%
Terex Corp. 10.875%, due 6/1/16	7,415,000	8,675,550

Machinery—Diversified 0.1%
Briggs & Stratton Corp. 6.875%, due 12/15/20	7,945,000	8,441,563

Media 2.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, due 1/1/19	16,260,000	17,032,350
7.25%, due 10/30/17	5,405,000	5,756,325
7.875%, due 4/30/18	6,875,000	7,450,781
Charter Communications Operating LLC 8.00%, due 4/30/12 (f)	42,854,000	44,996,700
Charter Communications Operating LLC/Charter Communications Operating Capital 10.875%, due 9/15/14 (f)	410,000	458,175
CSC Holdings, Inc. 6.75%, due 4/15/12	10,745,000	11,147,938
8.50%, due 4/15/14	7,185,000	8,038,219
Morris Publishing Group LLC 10.00%, due 9/1/14 (c)(h)	6,484,629	6,322,513
X Nielsen Finance LLC
7.75%, due 10/15/18 (f)	30,638,000	33,012,445
11.50%, due 5/1/16	848,000	1,002,760
ProQuest LLC/ProQuest Notes Co. 9.00%, due 10/15/18 (f)	23,645,000	24,768,138
Rainbow National Services LLC 8.75%, due 9/1/12 (f)	10,205,000	10,217,756
10.375%, due 9/1/14 (f)	24,935,000	25,932,400

		196,136,500

Metal Fabricate & Hardware 0.5%
Mueller Water Products, Inc. 7.375%, due 6/1/17	17,140,000	17,011,450
8.75%, due 9/1/20	13,000,000	14,462,500
Neenah Foundry Co. 15.00%, due 7/29/15 (c)(h)	4,907,163	4,802,886

		36,276,836

Mining 0.4%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 4/1/17	22,905,000	25,252,762

Miscellaneous—Manufacturing 1.8%
Actuant Corp. 6.875%, due 6/15/17	15,850,000	16,345,313
Amsted Industries, Inc. 8.125%, due 3/15/18 (f)	31,385,000	33,581,950
Koppers, Inc. 7.875%, due 12/1/19	12,155,000	13,248,950
Polypore International, Inc. 7.50%, due 11/15/17 (f)	21,740,000	23,030,812
SPX Corp. 6.875%, due 9/1/17 (f)	25,425,000	27,204,750
7.625%, due 12/15/14	5,235,000	5,791,219

		119,202,994

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	18,500,000	19,818,125

Oil & Gas 8.7%
Berry Petroleum Co. 6.75%, due 11/1/20	7,800,000	8,092,500
10.25%, due 6/1/14	9,915,000	11,526,188
BreitBurn Energy Partners, L.P. 8.625%, due 10/15/20	16,170,000	17,221,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Oil & Gas (continued)

Calumet Specialty Products Partners, L.P. 9.375%, due 5/1/19 (f)	$16,790,000	$17,545,550
Chesapeake Energy Corp. 6.50%, due 8/15/17	30,590,000	33,343,100
6.875%, due 8/15/18	8,130,000	8,882,025
Comstock Resources, Inc. 7.75%, due 4/1/19	390,000	400,725
Concho Resources, Inc./Midland TX 7.00%, due 1/15/21	6,525,000	6,883,875
8.625%, due 10/1/17	8,441,000	9,327,305
Continental Resources, Inc. 7.125%, due 4/1/21	8,775,000	9,323,438
7.375%, due 10/1/20	15,775,000	16,997,562
Denbury Resources, Inc. 8.25%, due 2/15/20	23,900,000	26,648,500
9.75%, due 3/1/16	6,980,000	7,869,950
Forest Oil Corp. 8.00%, due 12/15/11	13,785,000	14,284,706
Frontier Oil Corp. 6.875%, due 11/15/18	8,390,000	8,767,550
8.50%, due 9/15/16	13,825,000	15,000,125
Hilcorp Energy I, L.P./Hilcorp Finance Co. 7.75%, due 11/1/15 (f)	27,256,000	28,244,030
9.00%, due 6/1/16 (f)	10,350,000	10,815,750
Holly Corp. 9.875%, due 6/15/17	18,512,000	20,872,280
Linn Energy LLC 9.875%, due 7/1/18	4,362,000	5,016,300
Linn Energy LLC/Linn Energy Finance Corp. 11.75%, due 5/15/17	8,710,000	10,364,900
Newfield Exploration Co. 6.625%, due 9/1/14	13,765,174	14,057,684
6.625%, due 4/15/16	11,040,000	11,412,600
7.125%, due 5/15/18	12,520,000	13,396,400
Penn Virginia Corp. 7.25%, due 4/15/19	6,885,000	6,945,244
10.375%, due 6/15/16	11,560,000	13,120,600
PetroHawk Energy Corp. 7.25%, due 8/15/18 (f)	15,995,000	16,994,687
7.875%, due 6/1/15	8,390,000	8,893,400
10.50%, due 8/1/14	7,425,000	8,510,906
Petroquest Energy, Inc. 10.00%, due 9/1/17	34,035,000	36,077,100
Pioneer Drilling Co. 9.875%, due 3/15/18	13,275,000	14,337,000
Plains Exploration & Production Co. 7.75%, due 6/15/15	3,265,000	3,395,600
10.00%, due 3/1/16	19,230,000	21,729,900
Pride International, Inc. 6.875%, due 8/15/20	9,595,000	11,088,970
Range Resources Corp. 6.375%, due 3/15/15	5,000,000	5,100,000
7.25%, due 5/1/18	2,500,000	2,668,750
7.50%, due 5/15/16	4,485,000	4,653,188
8.00%, due 5/15/19	11,655,000	12,849,638
SM Energy Co. 6.625%, due 2/15/19 (f)	13,420,000	13,856,150
Stone Energy Corp. 6.75%, due 12/15/14	13,375,000	13,341,562
8.625%, due 2/1/17	10,470,000	10,941,150
W&T Offshore, Inc. 8.25%, due 6/15/14 (f)	9,585,000	9,968,400
Whiting Petroleum Corp. 6.50%, due 10/1/18	12,970,000	13,553,650
7.00%, due 2/1/14	27,634,000	29,706,550

		584,026,538

Oil & Gas Services 0.4%
American Petroleum Tankers LLC/AP Tankers Co. 10.25%, due 5/1/15 (f)	11,524,000	12,215,440
Complete Production Services, Inc. 8.00%, due 12/15/16	15,290,000	16,130,950

		28,346,390

Packaging & Containers 2.1%
AEP Industries, Inc. 8.25%, due 4/15/19 (f)	7,770,000	7,964,250
Ball Corp. 6.75%, due 9/15/20	5,830,000	6,136,075
7.125%, due 9/1/16	10,625,000	11,581,250
7.375%, due 9/1/19	10,356,000	11,223,315
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, due 2/1/21 (f)	13,100,000	13,460,250
Greif, Inc. 6.75%, due 2/1/17	170,000	180,200
7.75%, due 8/1/19	8,100,000	8,889,750
Owens-Brockway Glass Container, Inc. 6.75%, due 12/1/14	22,565,000	23,044,506
7.375%, due 5/15/16	4,910,000	5,413,275
Plastipak Holdings, Inc. 10.625%, due 8/15/19 (f)	35,895,000	41,458,725
Silgan Holdings, Inc. 7.25%, due 8/15/16	8,740,000	9,406,425

		138,758,021

Pharmaceuticals 2.5%
BioScrip, Inc. 10.25%, due 10/1/15	3,785,000	3,785,000
Catalent Pharma Solutions, Inc. 9.50%, due 4/15/15	26,423,575	27,018,105
Giant Funding Corp. 8.25%, due 2/1/18 (f)	11,805,000	12,247,688

16 MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Pharmaceuticals (continued)

Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	$14,095,000	$14,658,800
9.75%, due 5/15/17 (f)	8,655,000	9,001,200
Mylan, Inc. 7.625%, due 7/15/17 (f)	15,860,000	17,366,700
7.875%, due 7/15/20 (f)	12,120,000	13,392,600
NBTY, Inc. 9.00%, due 10/1/18 (f)	6,195,000	6,752,550
Quintiles Transnational Corp. 9.50%, due 12/30/14 (f)(h)	18,310,000	18,767,750
Valeant Pharmaceuticals International 6.50%, due 7/15/16 (f)	22,200,000	22,158,375
6.75%, due 10/1/17 (f)	7,875,000	7,835,625
6.75%, due 8/15/21 (f)	10,865,000	10,525,469
7.00%, due 10/1/20 (f)	2,760,000	2,711,700

		166,221,562

Pipelines 1.7%
ANR Pipeline Co. 7.375%, due 2/15/24 11.50%, beginning 11/1/11	2,555,000	3,145,438
9.625%, due 11/1/21	19,281,000	26,982,815
Cedar Brakes II LLC 9.875%, due 9/1/13 (f)	9,401,610	9,937,220
Copano Energy LLC/Copano Energy Finance Corp. 7.125%, due 4/1/21	17,395,000	17,829,875
7.75%, due 6/1/18	29,645,000	31,349,587
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.75%, due 11/1/20	21,170,000	21,858,025
8.75%, due 4/15/18	5,688,000	6,271,020

		117,373,980

Real Estate Investment Trusts 1.2%
Host Hotels & Resorts, Inc. 6.00%, due 11/1/20	4,655,000	4,620,088
Host Marriott, L.P. 6.375%, due 3/15/15	5,645,000	5,779,069
Series Q 6.75%, due 6/1/16	36,455,000	37,639,787
7.125%, due 11/1/13	784,000	794,780
Sabra Health Care, L.P./Sabra Capital Corp. 8.125%, due 11/1/18	11,951,000	12,518,672
Weyerhaeuser Co. 6.95%, due 10/1/27	3,695,000	3,802,702
7.375%, due 10/1/19	6,670,000	7,660,162
7.375%, due 3/15/32	1,655,000	1,785,469
8.50%, due 1/15/25	4,130,000	4,851,461

		79,452,190

Retail 3.8%
AmeriGas Partners, L.P./AmeriGas Eagle Finance Corp. 7.125%, due 5/20/16	2,925,000	3,034,688
AmeriGas Partners, L.P./AmeriGas Finance Corp. 6.50%, due 5/20/21	3,700,000	3,829,500
Asbury Automotive Group, Inc. 7.625%, due 3/15/17	9,323,000	9,532,767
8.375%, due 11/15/20 (f)	32,770,000	34,326,575
AutoNation, Inc. 6.75%, due 4/15/18	20,176,000	21,134,360
DineEquity, Inc. 9.50%, due 10/30/18 (f)	31,130,000	34,009,525
Dunkin Finance Corp. 9.625%, due 12/1/18 (f)	16,014,000	16,334,280
HSN, Inc. 11.25%, due 8/1/16	23,375,000	26,530,625
J.C. Penney Corp., Inc. 7.125%, due 11/15/23	16,185,000	16,670,550
Limited Brands, Inc. 6.625%, due 4/1/21	12,715,000	13,160,025
8.50%, due 6/15/19	3,395,000	3,912,737
Needle Merger Sub Corp. 8.125%, due 3/15/19 (f)	4,015,000	4,115,375
Penske Auto Group, Inc. 7.75%, due 12/15/16	22,265,000	23,044,275
Phillips-Van Heusen Corp. 7.375%, due 5/15/20	10,230,000	11,073,975
QVC, Inc. 7.125%, due 4/15/17 (f)	3,410,000	3,606,075
Roadhouse Financing, Inc. 10.75%, due 10/15/17 (f)	6,620,000	7,166,150
Sally Holdings LLC 9.25%, due 11/15/14	8,690,000	9,124,500
Sonic Automotive, Inc. 8.625%, due 8/15/13	1,970,000	1,992,163
9.00%, due 3/15/18	14,365,000	15,442,375

		258,040,520

Semiconductors 0.3%
MEMC Electronic Materials, Inc. 7.75%, due 4/1/19 (f)	17,190,000	17,856,112

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18 (f)	8,775,000	9,235,687
7.125%, due 3/15/21 (f)	8,530,000	8,977,825

		18,213,512

Software 0.3%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17	10,800,000	11,826,000
7.875%, due 7/15/20	3,565,000	3,939,325

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Software (continued)

SS&C Technologies, Inc. 11.75%, due 12/1/13	$5,018,000	$5,193,630

		20,958,955

Storage & Warehousing 0.1%
Mobile Mini, Inc. 7.875%, due 12/1/20 (f)	4,285,000	4,552,813

Telecommunications 5.0%
Alcatel-Lucent USA, Inc. 6.45%, due 3/15/29	19,464,000	17,712,240
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.75%, due 5/1/17 (f)	33,700,000	37,238,500
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, due 12/1/15 (f)	30,180,000	32,772,650
Crown Castle International Corp. 7.125%, due 11/1/19	26,105,000	27,899,719
9.00%, due 1/15/15	10,080,000	11,188,800
DigitalGlobe, Inc. 10.50%, due 5/1/14	9,965,000	11,210,625
GCI, Inc. 7.25%, due 2/15/14	12,830,000	12,958,300
8.625%, due 11/15/19	25,020,000	27,584,550
Lucent Technologies, Inc. 6.50%, due 1/15/28	11,745,000	10,687,950
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	22,040,000	22,067,550
7.875%, due 9/1/18	11,274,000	12,147,735
Nextel Communications, Inc. 5.95%, due 3/15/14	6,695,000	6,745,213
6.875%, due 10/31/13	13,440,000	13,574,400
7.375%, due 8/1/15	4,800,000	4,836,000
NII Capital Corp. 7.625%, due 4/1/21	21,755,000	23,005,912
8.875%, due 12/15/19	800,000	884,000
10.00%, due 8/15/16	7,095,000	8,141,513
SBA Telecommunications, Inc. 8.25%, due 8/15/19	14,955,000	16,506,581
Sprint Capital Corp. 6.875%, due 11/15/28	26,486,000	25,393,452
8.75%, due 3/15/32	11,353,000	12,431,535
Sprint Nextel Corp. 9.25%, due 4/15/22	1,645,000	1,762,206

		336,749,431

Transportation 1.6%
AMGH Merger Sub, Inc. 9.25%, due 11/1/18 (f)	9,620,000	10,365,550
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (f)(h)	3,230,000	3,415,725
Florida East Coast Railway Corp. 8.125%, due 2/1/17 (f)	38,149,000	40,437,940
KAR Holdings, Inc. 4.304%, due 5/1/14 (a)	11,780,000	11,765,275
8.75%, due 5/1/14	14,245,000	14,690,156
10.00%, due 5/1/15	8,295,000	8,730,488
Syncreon Global Ireland, Ltd./Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (f)	20,430,000	21,247,200

		110,652,334

Trucking & Leasing 0.2%
Greenbrier Cos., Inc. 8.375%, due 5/15/15	13,126,000	13,486,965

Total Corporate Bonds (Cost $4,988,808,358)		5,375,305,529

Loan Assignments & Participations 2.4% (i)

Aerospace & Defense 0.2%
DAE Aviation Holdings, Inc. Tranche B1 Term Loan 5.28%, due 7/31/14	5,520,497	5,561,901
Tranche B2 Term Loan 5.28%, due 7/31/14	5,279,513	5,319,109

		10,881,010

Auto Manufacturers 0.5%
Ford Motor Co. Term Loan B1 2.97%, due 12/16/13	37,175,864	37,204,898

Auto Parts & Equipment 0.1%
FleetPride Corp. Term Loan 2.803%, due 6/6/13	7,684,375	7,473,055

Commercial Services 0.1%
Lender Processing Services, Inc. Term Loan A 2.246%, due 7/2/13	6,185,000	6,154,075
Ocwen Financial Corp. Term Loan 9.00%, due 7/29/15	1,878,375	1,873,679

		8,027,754

Health Care—Services 0.6%
X HCA, Inc. Term Loan A 1.557%, due 11/19/12	4,970,287	4,955,768
Term Loan B 2.557%, due 11/18/13	19,964,937	19,917,680
Sun Healthcare Group, Inc. New Term Loan B 7.50%, due 10/15/16	14,979,556	14,942,107

		39,815,555

18 MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Loan Assignments & Participations (continued)

Machinery 0.0%‡
BHM Technologies LLC Exit Term Loan B (zero coupon), due 9/30/13 (c)(d)(e)	$5,772,379	$15,586

Media 0.3%
X Nielsen Finance LLC Class A Term Loan 2.231%, due 8/9/13	20,069,721	19,987,294

Metal Fabricate & Hardware 0.3%
Neenah Corp. Exit Term Loan 11.00%, due 1/2/15 (c)(e)	18,600,000	18,600,000

Utilities 0.3%
Texas Competitive Electric Holdings Co. LLC Non-Extended Term Loan 3.732%, due 10/10/14	20,793,761	17,705,887

Total Loan Assignments & Participations (Cost $163,187,132)		159,711,039

Yankee Bonds 9.6% (j)

Building Materials 0.1%
Masonite International Corp. 8.25%, due 4/15/21 (f)	5,465,000	5,584,547

Chemicals 1.2%
X Nova Chemicals Corp. 3.568%, due 11/15/13 (a)	22,500,000	22,443,750
6.50%, due 1/15/12	8,385,000	8,647,031
8.375%, due 11/1/16	13,850,000	15,650,500
8.625%, due 11/1/19	27,935,000	32,090,331

		78,831,612

Commercial Services 0.4%
National Money Mart Co. 10.375%, due 12/15/16	23,490,000	26,191,350

Computers 0.2%
Seagate HDD Cayman 7.75%, due 12/15/18 (f)	10,210,000	10,822,600

Diversified Financial Services 0.5%
Smurfit Capital Funding PLC 7.50%, due 11/20/25	34,850,000	33,891,625

Entertainment 0.3%
MU Finance PLC 8.375%, due 2/1/17 (f)	21,670,000	23,511,950

Forest Products & Paper 0.2%
PE Paper Escrow GmbH 12.00%, due 8/1/14 (f)	10,805,000	12,479,775
Sappi Papier Holding GmbH 6.625%, due 4/15/21 (f)	2,200,000	2,233,000

		14,712,775

Health Care—Products 0.5%
DJO Finance LLC/DJO Finance Corp. 9.75%, due 10/15/17 (f)	11,830,000	12,480,650
10.875%, due 11/15/14	20,197,000	21,989,484

		34,470,134

Insurance 0.3%
Fairfax Financial Holdings, Ltd. 7.375%, due 4/15/18	9,497,000	10,043,078
7.75%, due 7/15/37	4,810,000	4,761,900
8.30%, due 4/15/26	5,395,000	5,556,850

		20,361,828

Iron & Steel 0.0%‡
APERAM 7.75%, due 4/1/18 (f)	3,000,000	3,108,750

Media 1.4%
Quebecor Media, Inc. 7.75%, due 3/15/16	39,000,000	40,572,512
X Videotron Ltee
6.375%, due 12/15/15	2,200,000	2,271,500
6.875%, due 1/15/14	14,341,000	14,538,189
9.125%, due 4/15/18	35,235,000	39,463,200

		96,845,401

Mining 0.5%
Novelis, Inc. 8.375%, due 12/15/17	17,760,000	19,624,800
8.75%, due 12/15/20	10,700,000	11,957,250

		31,582,050

Miscellaneous—Manufacturing 0.1%
Tyco Electronics Group S.A. 6.00%, due 10/1/12	6,810,000	7,252,854

Oil & Gas Services 0.4%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (f)	24,915,000	24,354,412

Pharmaceuticals 0.6%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (f)	18,590,000	20,030,725

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)

Pharmaceuticals (continued)

Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, due 9/15/18 (f)	$19,250,000	$20,284,687

		40,315,412

Telecommunications 2.8%
Inmarsat Finance PLC 7.375%, due 12/1/17 (f)	4,400,000	4,653,000
Intelsat Jackson Holdings S.A. 7.25%, due 4/1/19 (f)	20,320,000	20,662,900
7.50%, due 4/1/21 (f)	19,405,000	19,696,075
Intelsat Subsidiary Holding Co., Ltd. 8.50%, due 1/15/13	39,907,000	39,907,000
Nortel Networks, Ltd. 10.125%, due 7/15/13 (d)	3,780,000	3,439,800
10.75%, due 7/15/16 (d)	1,299,000	1,183,714
Sable International Finance, Ltd. 7.75%, due 2/15/17 (f)	23,755,000	24,823,975
Virgin Media Finance PLC 8.375%, due 10/15/19	14,815,000	16,740,950
9.125%, due 8/15/16	9,745,000	10,341,881
9.50%, due 8/15/16	10,315,000	11,823,569
Virgin Media Secured Finance PLC 6.50%, due 1/15/18	29,813,000	32,645,235

		185,918,099

Transportation 0.1%
Kansas City Southern de Mexico S.A. de C.V. 7.375%, due 6/1/14	6,619,000	6,867,213

Total Yankee Bonds (Cost $593,086,901)		644,622,612

Total Long-Term Bonds (Cost $5,790,440,063)		6,228,040,873

	Shares
Common Stocks 0.1%

Commercial Services 0.0%‡
Quad/Graphics, Inc. (g)	40,952	1,640,537

Media 0.0%‡
Adelphia Contingent Value Vehicle (c)(e)(g)	15,507,390	155,074

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (c)(e)(g)	717,799	4,191,946

Total Common Stocks (Cost $13,856,788)		5,987,557

Preferred Stocks 0.5%

Real Estate Investment Trusts 0.3%
Sovereign Real Estate Investment Corp. 12.00% (c)(f)	17,213	19,837,983

Savings & Loans 0.2%
GMAC Capital Trust I 8.125% (a)	509,100	13,496,241

Total Preferred Stocks (Cost $28,287,289)		33,334,224

	Number of
	Warrants
Warrants 0.1%

Food 0.1%
ASG Corp. Expires 5/15/18 (c)(g)	12,510	2,064,150

Media 0.0%‡
ION Media Networks, Inc. Second Lien Expires 12/19/12 (c)(e)(g)	1,141	12
Unsecured Debt Expires 12/19/12 (c)(e)(g)	1,126	11

		23

Total Warrants (Cost $3,435)		2,064,173

	Principal
	Amount
Short-Term Investment 4.4%

Repurchase Agreement 4.4%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $297,538,186 (Collateralized by United States Treasury Securities with rates of 0.02% and 0.066% and maturity dates of 5/19/11 and 11/17/20, with a Principal Amount of $304,115,000 and a Market Value of $303,490,477)	$297,537,938	297,537,938

Total Short-Term Investment (Cost $297,537,938)		297,537,938

Total Investments (Cost $6,130,125,513) (k)	97.8%	6,566,964,765
Other Assets, Less Liabilities	2.2	150,149,895
Net Assets	100.0%	$6,717,114,660

20 MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(b)	Restricted security.
(c)	Illiquid security. The total market value of these securities at April 30, 2011 is $84,240,897, which represents 1.3% of the Fund’s net assets.
(d)	Issue in default.
(e)	Fair valued security. The total market value of these securities at April 30, 2011 is $51,280,900, which represents 0.8% of the Fund’s net assets.
(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(g)	Non-income producing security.
(h)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.
(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2011. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(j)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(k)	At April 30, 2011, cost is $6,139,135,629 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$483,283,238
Gross unrealized depreciation	(55,454,102)

Net unrealized appreciation	$427,829,136

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$48,395,540	$6,153	$48,401,693
Corporate Bonds (c)	—	5,346,993,411	28,312,118	5,375,305,529
Loan Assignments & Participations (d)	—	141,095,453	18,615,586	159,711,039
Yankee Bonds	—	644,622,612	—	644,622,612

Total Long-Term Bonds	—	6,181,107,016	46,933,857	6,228,040,873

Common Stocks (e)	1,640,537	—	4,347,020	5,987,557
Preferred Stocks	33,334,224	—	—	33,334,224
Warrants (f)	2,064,150	—	23	2,064,173
Short-Term Investment
Repurchase Agreement	—	297,537,938	—	297,537,938

Total Investments in Securities	$37,038,911	$6,478,644,954	$51,280,900	$6,566,964,765

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 security valued at $6,153 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The level 3 securities valued at $74,189, $23,166, $2,956,716, $907,317, $23,818,500 and $532,230 are held in Airlines, Auto Parts & Equipment, Commercial Services, Entertainment, Food and Insurance, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The level 3 securities valued at $15,586 and $18,600,000 are held in Machinery and Metal Fabricate & Hardware, respectively, within the Loan Assignments & Participations section of the Portfolio of Investments.

(e)	The level 3 securities valued at $155,074 and $4,191,946 are held in Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The level 3 securities valued at $23 are held in Media within the Warrants section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation			in to	out of	April 30,	April 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Convertible Bonds
Internet	$6,154	$—	$—	$(1)	$—	$—	$—	$—	$6,153	$(1)
Corporate Bonds
Airlines	—	—	—	(15,451)	—	—	89,640	—	74,189	(15,451)
Auto Parts & Equipment	23,166	—	—	—	—	—	—	—	23,166	—
Commercial Services	2,956,716	—	—	—	—	—	—	—	2,956,716	—
Entertainment	987,086	18,066	19,259	(3,138)	—	(113,956)	—	—	907,317	(18,066)
Food	23,759,250	—	—	59,250	—	—	—	—	23,818,500	59,250
Insurance	—	—	—	(5,322)	—	—	537,552	—	532,230	(5,322)
Media	76,294	—	—	(76,294)	—	—	—	—	—	—
Metal, Fabricate & Hardware	3,699,999	—	—	(32,375)	—	—	—	(3,667,624)	—	—
Loan Assignments & Participations
Machinery	15,585	(954,742)	—	954,743	—	—	—	—	15,586	954,743
Metal, Fabricate & Hardware	18,600,000	—	—	—	—	—	—	—	18,600,000	—
Yankee Bonds
Leisure Time	17,194,461	—	4,056,723	(5,009,461)	—	(16,241,723)	—	—	—	—
Common Stocks
Machinery	5,371	—	—	(5,371)	—	—	—	—	—	—
Media	155,074	—	—	—	—	—	—	—	155,074	—
Metal, Fabricate & Hardware	6,079,758	—	—	(1,887,812)	—	—	—	—	4,191,946	(1,887,812)
Preferred Stocks
Machinery	64	—	—	(64)	—	—	—	—	—	—
Warrants
Media	12	—	—	11	—	—	—	—	23	11

Total	$73,558,990	$(936,676)	$4,075,982	$(6,021,285)	$—	$(16,355,679)	$627,192	$(3,667,624)	$51,280,900	$(912,648)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

22 MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $6,130,125,513)	$6,566,964,765
Receivables:
Dividends and interest	138,937,590
Investment securities sold	59,504,519
Fund shares sold	14,488,946
Other assets	241,299

Total assets	6,780,137,119

Liabilities
Unrealized depreciation on unfunded commitments	206,667
Payables:
Investment securities purchased	33,874,431
Fund shares redeemed	10,592,363
Manager (See Note 3)	3,075,106
Transfer agent (See Note 3)	1,764,805
NYLIFE Distributors (See Note 3)	1,617,256
Shareholder communication	320,763
Professional fees	306,558
Trustees	29,273
Custodian	24,751
Accrued expenses	9,812
Dividend payable	11,200,674

Total liabilities	63,022,459

Net assets	$6,717,114,660

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$11,190,981
Additional paid-in capital	6,871,914,833

6,883,105,814
Distributions in excess of net investment income	(27,015,787)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(575,607,952)
Net unrealized appreciation (depreciation) on investments	436,839,252
Net unrealized appreciation (depreciation) on unfunded commitments	(206,667)

Net assets	$6,717,114,660

Investor Class
Net assets applicable to outstanding shares	$283,866,480

Shares of beneficial interest outstanding	46,898,101

Net asset value per share outstanding	$6.05
Maximum sales charge (4.50% of offering price)	0.29

Maximum offering price per share outstanding	$6.34

Class A
Net assets applicable to outstanding shares	$3,487,957,478

Shares of beneficial interest outstanding	581,020,861

Net asset value per share outstanding	$6.00
Maximum sales charge (4.50% of offering price)	0.28

Maximum offering price per share outstanding	$6.28

Class B
Net assets applicable to outstanding shares	$335,536,389

Shares of beneficial interest outstanding	56,122,007

Net asset value and offering price per share outstanding	$5.98

Class C
Net assets applicable to outstanding shares	$686,107,002

Shares of beneficial interest outstanding	114,731,617

Net asset value and offering price per share outstanding	$5.98

Class I
Net assets applicable to outstanding shares	$1,912,507,241

Shares of beneficial interest outstanding	318,471,415

Net asset value and offering price per share outstanding	$6.01

Class R2
Net assets applicable to outstanding shares	$11,140,070

Shares of beneficial interest outstanding	1,854,120

Net asset value and offering price per share outstanding	$6.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest	$260,078,198
Dividends	1,032,780

Total income	261,110,978

Expenses
Manager (See Note 3)	18,395,343
Distribution/Service—Investor Class (See Note 3)	348,874
Distribution/Service—Class A (See Note 3)	4,271,089
Distribution/Service—Class B (See Note 3)	1,770,773
Distribution/Service—Class C (See Note 3)	3,432,381
Distribution/Service—Class R2 (See Note 3)	12,626
Transfer agent (See Note 3)	5,152,485
Shareholder communication	719,370
Professional fees	483,441
Registration	145,869
Trustees	98,861
Custodian	63,897
Shareholder service (See Note 3)	5,050
Miscellaneous	103,758

Total expenses	35,003,817

Net investment income (loss)	226,107,161

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	121,971,666
Foreign currency transactions	1,376,144

Net realized gain (loss) on investments and foreign currency transactions	123,347,810

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	(23,607,693)
Translation of other assets and liabilities in foreign currencies	(222,137)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(23,829,830)

Net realized and unrealized gain (loss) on investments, unfunded commitments and foreign currency transactions	99,517,980

Net increase (decrease) in net assets resulting from operations	$325,625,141

24 MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$226,107,161	$426,257,831
Net realized gain (loss) on investments and foreign currency transactions	123,347,810	10,155,600
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency translations	(23,829,830)	399,713,212

Net increase (decrease) in net assets resulting from operations	325,625,141	836,126,643

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(9,840,471)	(19,325,360)
Class A	(121,727,239)	(232,081,403)
Class B	(11,135,598)	(26,142,919)
Class C	(21,759,491)	(43,795,220)
Class I	(68,132,500)	(112,088,514)
Class R2	(357,273)	(560,236)

	(232,952,572)	(433,993,652)

Return of capital:
Investor Class	—	(674,626)
Class A	—	(8,101,696)
Class B	—	(912,619)
Class C	—	(1,528,842)
Class I	—	(3,912,882)
Class R2	—	(19,557)

	—	(15,150,222)

Total dividends and distributions to shareholders	(232,952,572)	(449,143,874)

Capital share transactions:
Net proceeds from sale of shares	$980,548,040	$1,907,190,051
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	166,789,885	320,715,014
Cost of shares redeemed	(1,034,147,410)	(1,792,360,922	) (a)

Increase (decrease) in net assets derived from capital share transactions	113,190,515	435,544,143

Net increase (decrease) in net assets	205,863,084	822,526,912
Net Assets
Beginning of period	6,511,251,576	5,688,724,664

End of period	$6,717,114,660	$6,511,251,576

Distributions in excess of net investment income at end of period	$(27,015,787)	$(20,170,376)

(a)	Cost of shares redeemed net of redemption fees of $59,904 for the year ended October 31, 2010. (See Note 2(M))

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$5.97		$5.60	$4.63	$5.97

Net investment income (loss) (a)	0.20		0.41	0.40	0.28
Net realized and unrealized gain (loss) on investments	0.09		0.38	1.01	(1.33)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡

Total from investment operations	0.29		0.79	1.41	(1.05)

Less dividends and distributions:
From net investment income	(0.21)		(0.41)	(0.41)	(0.28)
Return of capital	—		(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.21)		(0.42)	(0.44)	(0.29)

Redemption fee (a)(b)	—		0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$6.05		$5.97	$5.60	$4.63

Total investment return (c)	4.95	%(d)	14.73%	32.60%	(18.54	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.86	%††	7.03%	8.18%	7.31	% ††
Net expenses	1.06	%††	1.08%	1.15%	1.16	% ††
Portfolio turnover rate	23%		41%	41%	29%
Net assets at end of period (in 000’s)	$283,866		$282,489	$265,507	$201,850

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

26 MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$5.92		$5.56	$4.60	$6.35	$6.33	$6.22

Net investment income (loss) (a)	0.20		0.40	0.40	0.43	0.45	0.42
Net realized and unrealized gain (loss) on investments	0.09		0.39	1.00	(1.74)	0.01	0.15	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00	)‡

Total from investment operations	0.29		0.79	1.40	(1.31)	0.46	0.57

Less dividends and distributions:
From net investment income	(0.21)		(0.42)	(0.41)	(0.43)	(0.44)	(0.41)
Return of capital	—		(0.01)	(0.03)	(0.01)	—	(0.05)

Total dividends and distributions	(0.21)		(0.43)	(0.44)	(0.44)	(0.44)	(0.46)

Redemption fee (a)(c)	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$6.00		$5.92	$5.56	$4.60	$6.35	$6.33

Total investment return (d)	5.00	%(e)	14.69%	32.74%	(22.00%)	7.41%	9.58	%(b)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.92	%††	7.07%	8.19%	7.33%	6.95%	6.77%
Net expenses	1.00	%††	1.03%	1.08%	1.07%	1.04%	1.06%
Expenses (before waiver/reimbursement)	1.00	%††	1.03%	1.08%	1.07%	1.04%	1.07	%(f)
Portfolio turnover rate	23%		41%	41%	29%	49%	58%
Net assets at end of period (in 000’s)	$3,487,957		$3,409,419	$3,169,962	$1,835,090	$2,887,965	$2,806,800

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$5.90		$5.54	$4.57	$6.31	$6.30	$6.19

Net investment income (loss) (a)	0.18		0.36	0.36	0.38	0.40	0.38
Net realized and unrealized gain (loss) on investments	0.09		0.38	1.00	(1.73)	0.00 ‡	0.15	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00	)‡

Total from investment operations	0.27		0.74	1.36	(1.35)	0.40	0.53

Less dividends and distributions:
From net investment income	(0.19)		(0.37)	(0.36)	(0.38)	(0.39)	(0.37)
Return of capital	—		(0.01)	(0.03)	(0.01)	—	(0.05)

Total dividends and distributions	(0.19)		(0.38)	(0.39)	(0.39)	(0.39)	(0.42)

Redemption fee (a)(c)	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$5.98		$5.90	$5.54	$4.57	$6.31	$6.30

Total investment return (d)	4.61	%(e)	13.81%	31.57%	(22.47%)	6.46%	8.92	%(b)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.11	%††	6.27%	7.49%	6.53%	6.19%	6.02%
Net expenses	1.81	%††	1.83%	1.91%	1.86%	1.79%	1.81%
Expenses (before waiver/reimbursement)	1.81	%††	1.83%	1.91%	1.86%	1.79%	1.82	%(f)
Portfolio turnover rate	23%		41%	41%	29%	49%	58%
Net assets at end of period (in 000’s)	$335,536		$375,368	$453,918	$431,398	$811,937	$1,067,018

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

28 MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$5.90		$5.54	$4.57	$6.31	$6.30	$6.19

Net investment income (loss) (a)	0.18		0.36	0.36	0.38	0.40	0.38
Net realized and unrealized gain (loss) on investments	0.09		0.38	1.00	(1.73)	0.00 ‡	0.15	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00	)‡

Total from investment operations	0.27		0.74	1.36	(1.35)	0.40	0.53

Less dividends and distributions:
From net investment income	(0.19)		(0.37)	(0.36)	(0.38)	(0.39)	(0.37)
Return of capital	—		(0.01)	(0.03)	(0.01)	—	(0.05)

Total dividends and distributions	(0.19)		(0.38)	(0.39)	(0.39)	(0.39)	(0.42)

Redemption fee (a)(c)	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$5.98		$5.90	$5.54	$4.57	$6.31	$6.30

Total investment return (d)	4.61	%(e)	13.81%	31.57%	(22.60%)	6.63%	8.91	%(b)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.11	%††	6.28%	7.29%	6.54%	6.20%	6.02%
Net expenses	1.81	%††	1.83%	1.90%	1.86%	1.79%	1.81%
Expenses (before waiver/reimbursement)	1.81	%††	1.83%	1.90%	1.86%	1.79%	1.82	%(f)
Portfolio turnover rate	23%		41%	41%	29%	49%	58%
Net assets at end of period (in 000’s)	$686,107		$698,491	$651,209	$276,418	$422,348	$421,855

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$5.92		$5.56	$4.60	$6.35	$6.34	$6.22

Net investment income (loss) (a)	0.21		0.42	0.41	0.44	0.47	0.44
Net realized and unrealized gain (loss) on investments	0.10		0.38	1.00	(1.73)	0.00 ‡	0.16	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00	)‡

Total from investment operations	0.31		0.80	1.41	(1.29)	0.47	0.60

Less dividends and distributions:
From net investment income	(0.22)		(0.43)	(0.42)	(0.45)	(0.46)	(0.43)
Return of capital	—		(0.01)	(0.03)	(0.01)	—	(0.05)

Total dividends and distributions	(0.22)		(0.44)	(0.45)	(0.46)	(0.46)	(0.48)

Redemption fee (a)(c)	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$6.01		$5.92	$5.56	$4.60	$6.35	$6.34

Total investment return (d)	5.30	%(e)	14.98%	32.84%	(21.63%)	7.49%	10.02	%(b)(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.17	%††	7.34%	8.38%	7.57%	7.26%	7.03%
Net expenses	0.75	%††	0.78%	0.83%	0.87%	0.79%	0.80%
Expenses (before reimbursement/waiver)	0.75	%††	0.78%	0.83%	0.87%	0.79%	0.81	%(f)
Portfolio turnover rate	23%		41%	41%	29%	49%	58%
Net assets at end of period (in 000’s)	$1,912,507		$1,736,365	$1,141,889	$508,239	$440,002	$117,032

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)	Total investment return is not annualized.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

30 MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
					May 1,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$5.93		$5.56	$4.60	$5.99

Net investment income (loss) (a)	0.20		0.40	0.39	0.21
Net realized and unrealized gain (loss) on investments	0.09		0.39	1.01	(1.38)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡

Total from investment operations	0.29		0.79	1.40	(1.17)

Less dividends and distributions:
From net investment income	(0.21)		(0.41)	(0.41)	(0.21)
Return of capital	—		(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.21)		(0.42)	(0.44)	(0.22)

Redemption fee (a)(b)	—		0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$6.01		$5.93	$5.56	$4.60

Total investment return (c)	4.95	%(d)	14.78%	32.31%	(20.13	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.82	%††	6.99%	7.59%	7.48	% ††
Net expenses	1.10	%††	1.13%	1.18%	1.20	% ††
Portfolio turnover rate	23%		41%	41%	29%
Net assets at end of period (in 000’s)	$11,140		$9,120	$6,240	$41

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Corporate Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers six classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are authorized to pay a shareholder service fee to the New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had

32    MainStay High Yield Corporate Bond Fund

an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service, and are generally categorized as Level 2 in the hierarchy. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund held securities with a value of $51,280,900 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more

mainstayinvestments.com    33

Notes to Financial Statements (unaudited) (continued)

likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Loan Assignments, Participations and Commitments. The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5)

(I) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

34    MainStay High Yield Corporate Bond Fund

between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) Rights/Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed.

(K) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(L) Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 7)

(M) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the fiscal year ended October 31, 2010.

(N) Concentration of Risk. The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this

mainstayinvestments.com    35

Notes to Financial Statements (unaudited) (continued)

would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

	Statement of
	Assets and	Equity
	Liabilities	Contracts
	Location	Risk	Total

Warrants	Investment in securities, at value	$2,064,173	$2,064,173

Total Fair Value		$2,064,173	$2,064,173

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net realized gain (loss) on security transactions	$23	$23

Total Realized Gain (Loss)		$23	$23

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on security transactions	$498,847	$498,847

Total Change in Unrealized Appreciation (Depreciation)		$498,847	$498,847

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Warrants (2)	14,587	14,587

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million, 0.55% from $500 million up to $5 billion, 0.525% from $5 billion up to $7 billion and 0.50% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate was 0.56% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $18,395,343.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

36    MainStay High Yield Corporate Bond Fund

(B) Distribution, Service and Shareholder Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

For the six-month period ended April 30, 2011, the Fund incurred shareholder service fee of $5,050.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $58,029 and $352,900, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $8,885, $160,487 and $38,641, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$286,039

Class A	2,461,658

Class B	363,272

Class C	703,589

Class I	1,330,652

Class R2	7,275

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$230	0.0	%‡

Class C	136	0.0	‡

Class I	3,954,539	0.2

Class R2	31,642	0.3

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $103,073. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $694,079,278 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2011	$306,034
2014	34,845
2016	84,576
2017	268,624

Total	$694,079

mainstayinvestments.com    37

Notes to Financial Statements (unaudited) (continued)

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statements of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$433,993,652
Return of Capital	15,150,222

Total	$449,143,874

Note 5–Commitments and Contingencies

At April 30, 2011, the Fund had unfunded loan commitment pursuant to the following loan agreement:

	Unfunded	Unrealized
Borrower	Commitment	Depreciation

Alpha Natural Resources
Bridge Loan due 1/28/12	$40,410,000	$—
Lender Processing Services, Inc.
Revolver due 7/2/13	5,166,667	(206,667)

Total	$45,576,667	$(206,667)

The commitment is available until maturity date of the security.

Note 6–Restricted Securities

As of April 30, 2011, the Fund held the following restricted security:

	Date of	Principal		4/30/11	Percentage of
Security	Acquisition	Amount	Cost	Value	Net Assets

At Home Corp. Convertible Bond
4.75%, due 12/31/49	7/25/01	$61,533,853	$—	$6,153	0.0	%‡

‡	Less than one-tenth of a percent.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of U.S. Government securities were $2,379 and $7,673, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,453,201 and $1,577,497, respectively.

Note 10–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	2,601,443	$15,631,414
Shares issued to shareholders in reinvestment of dividends	1,456,094	8,705,809
Shares redeemed	(3,327,854)	(19,978,706)

Net increase (decrease) in shares outstanding before conversion	729,683	4,358,517
Shares converted into Investor Class (See Note 1)	1,752,004	10,532,042
Shares converted from Investor Class (See Note 1)	(2,903,958)	(17,362,281)

Net increase (decrease)	(422,271)	$(2,471,722)

Year ended October 31, 2010:
Shares sold	5,768,719	$33,286,337
Shares issued to shareholders in reinvestment of dividends and distributions	3,047,560	17,548,122
Shares redeemed	(6,570,148)	(37,855,377)

Net increase (decrease) in shares outstanding before conversion	2,246,131	12,979,082
Shares converted into Investor Class (See Note 1)	4,237,726	24,405,039
Shares converted from Investor Class (See Note 1)	(6,568,480)	(37,940,584)

Net increase (decrease)	(84,623)	$(556,463)

38    MainStay High Yield Corporate Bond Fund

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	56,125,098	$334,124,830
Shares issued to shareholders in reinvestment of dividends	15,000,494	88,971,194
Shares redeemed	(73,050,698)	(435,088,687)

Net increase (decrease) in shares outstanding before conversion	(1,925,106)	(11,992,663)
Shares converted into Class A (See Note 1)	7,613,167	45,171,498
Shares converted from Class A (See Note 1)	(479,582)	(2,877,492)

Net increase (decrease)	5,208,479	$30,301,343

Year ended October 31, 2010:
Shares sold	122,223,064	$699,332,152
Shares issued to shareholders in reinvestment of dividends and distributions	30,095,540	171,942,068
Shares redeemed	(141,930,654)	(810,364,294)

Net increase (decrease) in shares outstanding before conversion	10,387,950	60,909,926
Shares converted into Class A (See Note 1)	18,861,181	107,796,944
Shares converted from Class A (See Note 1)	(1,284,741)	(7,456,058)
Shares converted from Class A (a)	(22,498,098)	(127,339,233)

Net increase (decrease)	5,466,292	$33,911,579

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	2,379,014	$14,105,160
Shares issued to shareholders in reinvestment of dividends	1,398,678	8,262,710
Shares redeemed	(5,305,385)	(31,436,276)

Net increase (decrease) in shares outstanding before conversion	(1,527,693)	(9,068,406)
Shares converted from Class B (See Note 1)	(6,000,438)	(35,463,767)

Net increase (decrease)	(7,528,131)	$(44,532,173)

Year ended October 31, 2010:
Shares sold	7,565,312	$43,154,532
Shares issued to shareholders in reinvestment of dividends and distributions	3,436,326	19,534,373
Shares redeemed	(14,048,312)	(79,802,350)

Net increase (decrease) in shares outstanding before conversion	(3,046,674)	(17,113,445)
Shares converted from Class B (See Note 1)	(15,298,936)	(86,805,341)

Net increase (decrease)	(18,345,610)	$(103,918,786)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	10,645,147	$63,115,222
Shares issued to shareholders in reinvestment of dividends	2,268,158	13,405,597
Shares redeemed	(16,577,149)	(98,355,302)

Net increase (decrease)	(3,663,844)	$(21,834,483)

Year ended October 31, 2010:
Shares sold	26,285,161	$149,653,012
Shares issued to shareholders in reinvestment of dividends and distributions	4,766,392	27,131,710
Shares redeemed	(30,249,231)	(172,299,013)

Net increase (decrease)	802,322	$4,485,709

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	92,367,602	$550,395,068
Shares issued to shareholders in reinvestment of dividends	7,937,262	47,117,445
Shares redeemed	(74,996,544)	(447,657,514)

Net increase (decrease)	25,308,320	$149,854,999

Year ended October 31, 2010:
Shares sold	170,407,461	$975,568,493
Shares issued to shareholders in reinvestment of dividends and distributions	14,691,967	84,030,355
Shares redeemed	(119,844,424)	(687,727,488)

Net increase (decrease) in shares outstanding before conversion	65,255,004	371,871,360
Shares converted into Class I (a)	22,498,098	127,339,233

Net increase (decrease)	87,753,102	$499,210,593

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	533,299	$3,176,346
Shares issued to shareholders in reinvestment of dividends	55,047	327,130
Shares redeemed	(273,169)	(1,630,925)

Net increase (decrease)	315,177	$1,872,551

Year ended October 31, 2010:
Shares sold	1,082,211	$6,195,525
Shares issued to shareholders in reinvestment of dividends and distributions	92,287	528,386
Shares redeemed	(757,125)	(4,312,400)

Net increase (decrease)	417,373	$2,411,511

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

mainstayinvestments.com    39

Notes to Financial Statements (unaudited) (continued)

These limitations do not impact any automatic conversion features described in Note 1 with respect to investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40    MainStay High Yield Corporate Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay High Yield Corporate Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MacKay Shields as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MacKay Shields in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MacKay Shields at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MacKay Shields’ compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also

mainstayinvestments.com    41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life

42    MainStay High Yield Corporate Bond Fund

Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary

mainstayinvestments.com    43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

44    MainStay High Yield Corporate Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    45

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

MYLIM-23328 MS136-11	MSHY10-06/11
08

MainStay Income Builder Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	12

Financial Statements	26

Notes to Financial Statements	34

Board Consideration and Approval of Management Agreement and Subadvisory Agreements	45

Proxy Voting Policies and Procedures and Proxy Voting Record	49

Shareholder Reports and Quarterly Portfolio Disclosure	49

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	5.73%	9.90%	2.97%	2.47%	1.50%
		Excluding sales charges	11.89	16.30	4.14	3.05	1.50

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	5.90	10.27	3.13	2.55	1.15
		Excluding sales charges	12.07	16.69	4.30	3.13	1.15

Class B Shares	Maximum 5% CDSC	With sales charges	6.48	10.41	3.05	2.29	2.24
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	11.48	15.41	3.36	2.29	2.24

Class C Shares	Maximum 1% CDSC	With sales charges	10.43	14.36	3.35	2.27	2.24
	if Redeemed Within One Year of Purchase	Excluding sales charges	11.43	15.36	3.35	2.27	2.24

Class I Shares[4]	No Sales Charge		12.26	17.02	4.66	3.54	0.89

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

MSCI World Index[5]	14.75%	18.25%	2.32%	3.90%

Russell 1000® Index[6]	17.12	18.02	3.30	3.34

Income Builder Composite Index[7]	7.26	12.17	4.79	5.22

Barclays Capital U.S. Aggregate Bond Index[8]	0.02	5.36	6.33	5.74

Average Lipper Mixed-Asset Target Allocation Growth Fund[9]	11.59	14.93	3.64	4.18

5.	The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Total returns assume reinvestment of all dividends and capital gains. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6.	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Income Builder Index is comprised of the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index weighted 50%/50% respectively. Returns assume reinvestment of all dividends and capital gains.
8.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,118.90	$7.46	$1,017.80	$7.10

Class A Shares	$1,000.00	$1,120.70	$5.78	$1,019.30	$5.51

Class B Shares	$1,000.00	$1,114.80	$11.38	$1,014.00	$10.84

Class C Shares	$1,000.00	$1,114.30	$11.38	$1,014.00	$10.84

Class I Shares	$1,000.00	$1,122.60	$4.47	$1,020.60	$4.26

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.42% for Investor Class, 1.10% for Class A, 2.17% for Class B and Class C and 0.85% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

Common Stocks	50.60
Corporate Bonds	19.40
Short-Term Investment	8.00
Convertible Bonds	6.90
Asset-Backed Securities	3.60
Loan Assignments & Participations	2.90
U.S. Government & Federal Agencies	2.60
Mortgage-Backed Securities	1.60
Foreign Bonds	1.50
Yankee Bonds	1.40
Convertible Preferred Stocks	1.00
Futures Contracts Long	0.80
Preferred Stock	0.30
Foreign Government Bonds	0.10
Warrants	0.00
Other Assets, Less Liabilities	(0.70)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2011 (excluding short-term investment)

1.	United States Treasury Bonds, 3.875%-4.375%, due 5/15/40-8/15/40
2.	MGM Mirage, Inc., 7.50%, due 6/1/16
3.	National Grid PLC
4.	Northern Rock Asset Management PLC, 9.375%, due 10/17/21
5.	Philip Morris International, Inc.
6.	Swisscom A.G.
7.	K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16
8.	BCE, Inc.
9.	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 4/15/20
10.	Imperial Tobacco Group PLC

8    MainStay Income Builder Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen, Taylor Wagenseil and Gary Goodenough of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Income Builder Fund returned 11.89% for Investor Class shares, 12.07% for Class A shares, 11.48% for Class B shares and 11.43% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 12.26%. Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 11.59% return of the average Lipper1 mixed-asset target allocation growth fund for the six months ended April 30, 2011. All share classes underperformed the 14.75% return of the MSCI World Index2 over the same period. The MSCI World Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

During the reporting period, how was the Fund materially affected by investments in derivatives?

During the reporting period, Epoch did not use any derivatives. However, to maintain the fixed-income portion of the Fund’s beta3 and increase the Fund’s equity sensitivity, MacKay Shields had a significant position in equity derivatives, including futures. Because of strong equity performance during the reporting period, the fixed-income portion of the Fund’s position in derivatives had a positive impact on the Fund’s overall performance.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The equity portion of the Fund produced strong absolute returns, but lagged the MSCI World Index during the reporting period. The very low interest rate environment encouraged and supported speculation. In the equity market, this translated into stronger performance among securities with higher risk. Lower-quality stocks performed much better than stocks of large, well-capitalized companies. Equity markets rose in response to the supportive monetary-policy environment expressed through the Federal Reserve’s second round of quantitative easing. (Quantitative easing is the direct purchase of securities by the Federal Reserve.) Improving employment data in the United States, better-than-expected corporate earnings reports and a modest pickup in merger and acquisition activity also helped the market. Investors generally ignored the challenges of higher oil prices stemming from unrest in the Middle East, the negative market consequences following the earthquake in Japan and the renewal of widening spreads for European sovereign debt.

The Fund was underweight relative to the MSCI World Index in energy stocks. This detracted from the Fund’s relative performance because the sector did well as the price of oil rose following the political unrest in the Middle East. The Fund’s overweight position in telecommunication services stocks detracted from relative performance, as the sector lagged other less defensive areas. Being underweight in industrial stocks relative to the MSCI World Index also negatively affected the Fund’s relative results as the sector outperformed the overall market.

On the other hand, the equity portion of the Fund enjoyed generally strong stock selection. Holdings in the information technology sector were a standout. An underweight position relative to the MSCI World Index in the financials sector helped relative results, as that sector lagged the Index. An overweight position in consumer discretionary stocks, which performed well, also helped the Fund’s relative performance.

In the equity portion of the Fund, which sectors were the strongest contributors to the Fund’s relative performance and which sectors detracted the most?

In the equity portion of the Fund, the strongest sector contributions to the Fund’s performance relative to the MSCI World Index came from information technology, financials and consumer discretionary. (Contributions take weightings and total returns into account.) In information technology, the Fund enjoyed strong stock performance from companies with exposure to fast-growing android-based cell phone and tablet equipment sales. The Fund’s underweight position in financials helped relative performance as the sector lagged, especially in Europe because of sovereign debt concerns and fears of rising interest rates. Stock selection in financials was beneficial, as we focused on higher-quality stocks in the insurance industry. The Fund also benefited from its overweight position in the consumer discretionary sector.

During the reporting period, the equity sectors that detracted the most from the Fund’s performance relative to the MSCI World Index were industrials, telecommunication services and energy. Industrial stocks performed well, but the Fund was underweight in the sector. The Fund’s telecommunication services stocks lagged as sectors considered to be more cyclical outperformed the MSCI World Index. The Fund held an underweight exposure to energy, which detracted from relative performance when the sector outpaced the market as the price of oil rose.

During the reporting period, which individual stocks made the strongest contributions to the equity portion of the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, Taiwanese information technology company HTC was the strongest contributor to absolute

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the MSCI World Index.
3. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

mainstayinvestments.com    9

performance in the equity portion of the Fund. In our view, new product introductions and continued growth in the global smart-phone and tablet markets continued to benefit the company’s stock.

Tupperware Brands, the U.S.-based global direct seller of food storage equipment, was the Fund’s second-strongest equity contributor. We believed that the company continued to benefit from its emerging-market exposure, which drove strong earnings growth and increased shareholder returns.

Another strong contributor to absolute performance in the equity portion of the Fund was BASF S.E. a leading global chemical company. BASF S.E. benefited from better-than-expected performance in its commodity businesses, such as oil and gas, as global supply-demand conditions remained tight and usage of BASF’s production capacity remained high. In our view, BASF was also rewarded for its recent shift toward higher value-added products and products such as fertilizers and fine chemicals that have more stable demand.

FirstGroup, a transportation company in the U.K. and the United States, was a leading detractor from absolute performance in the equity portion of the Fund. FirstGroup experienced weakness in the U.S. school transit market because of budget cuts and poor weather, which offset gains in the company’s U.K. rail operations. While the outlook at the end of the reporting period remained challenging, FirstGroup’s management reiterated 2011 guidance and its intent to recommend a 7% dividend increase at its 2011 annual shareholder meeting.

Telecommunications company China Mobile also detracted from performance in the equity portion of the Fund. In our view, China Mobile lagged because investors became concerned that tightening measures taken to address underlying inflationary pressures in China might affect consumer spending and slow cell-phone sales growth.

WGL Holdings, a U.S.-based utility company, was weak during the reporting period as concerns about higher costs and lower margins grew and management provided a cautious outlook. We exited the Fund’s position in WGL during the reporting period.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the largest purchases in the equity portion of the Fund included U.S. movie theater operator Regal Entertainment, energy infrastructure company Williams Partners LP and global media and entertainment company Time Warner.

In our view, Regal Entertainment was well-positioned to continue to benefit from the growth in 3-D movies. The company returns cash to shareholders through an attractive dividend. We believe that Williams Partners has a strong balance sheet and high cash distributions. We also believed that Time Warner had a good mix of businesses with high recurring revenue and low requirements for new capital investment. We believe that an increased focus on return on invested capital by the company’s new management team has improved Time Warner’s operating and financial performance.

During the reporting period, the equity portion of the Fund sold positions in U.S. energy and shipping company Nicor, Germany-based utility E.ON A.G. and Taiwan-based computer assembler Quanta Computer. We exited Nicor when it was announced that the company was being acquired by AGL Resources. We sold E.ON A.G. after efforts to negotiate a balance between tax increases and nuclear-plant life extensions became bogged down. This led us to question the sustainability of the company’s dividend in the next few years. Declining personal computer sales led to poor interim results at Quanta Computer, and we exited the position.

How did the Fund’s equity sector weightings change during the reporting period?

Two sector weightings in the equity portion of the Fund increased during the reporting period. Consumer discretionary stocks were added to the Fund, and the sector moved from an underweight to a slightly overweight position relative to the MSCI World Index. We also added to energy holdings in the Fund, but remained underweight relative to the benchmark in the sector.

During the reporting period, we reduced exposure to utilities in the equity portion of the Fund, although this portion of the Fund remains significantly overweight relative to the MSCI World Index. We reduced the Fund’s position in industrials to become even more underweight relative to the benchmark. Financials exposure in the Fund was also reduced, and the sector continues to be the Fund’s most underweight equity sector relative to the MSCI World Index.

How was the equity portion of the Fund positioned at the end of April 2011?

As of April 30, 2011, the equity portion of the Fund was most significantly overweight relative to the MSCI World Index in consumer staples, telecommunication services and utilities. On the same date, the Fund was most significantly underweight relative to the benchmark in the financials, information technology and materials sectors. The Fund continues to focus on companies with strong balance sheets and growing free cash flow that deliver returns to shareholders through significant cash dividends, share repurchases and debt pay-downs.

What factors affected relative performance in the fixed-income portion of the Fund during the reporting period?

The fixed-income portion of the Fund outperformed the Barclays Capital U.S. Aggregate Bond Index4 during the reporting period primarily because of overweight positions in high-yield corporate bonds and convertible securities and an underweight position in U.S. Treasurys. Investors maintained their appetite for risk during the reporting period to enhance yield and return, and

4. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.

10    MainStay Income Builder Fund

assets perceived to be riskier (such as high-yield corporate bonds) and equity-sensitive products (such as convertible securities) outperformed higher-quality bonds.

What was the fixed-income portion of the Fund’s duration5 strategy during the reporting period?

The Fund’s duration was shorter than that of the Barclays Capital U.S. Aggregate Bond Index, in large part because of the Fund’s overweight position in high-yield corporate bonds, which tend to have shorter durations. These bonds also tend to have a low correlation to U.S. Treasurys, so they have a lower sensitivity to interest rates.

What specific factors, risks or market forces prompted significant decisions in the fixed-income portion of the Fund during the reporting period?

We did not make many material changes to the fixed-income portion of the Fund’s positioning during the reporting period. Prior to the reporting period, we had judged that the Federal Reserve’s accommodative monetary policy and an increase in market liquidity were positive signs of a rally in the corporate bond market, especially the high-yield corporate bond market. We had positioned the Fund for such an event by increasing the Fund’s beta. Although we stopped increasing beta prior to the reporting period, we maintained the beta level and equity sensitivity of the fixed-income portion of the Fund through overweight positions in high-yield corporate bonds and convertible securities. We continued to believe that Federal Reserve policy favored an ongoing rally in riskier assets.

During the reporting period, which market segments were the strongest contributors to performance in the fixed-income portion of the Fund, and which market segments were particularly weak?

During the reporting period, the Fund’s positioning in higher-yielding assets, including high-yield corporate bonds and convertible securities, made the biggest contribution to performance. Within the high-yield corporate bond sector, the Fund’s exposure to the financials, airlines and utilities industries contributed positively to performance. The Fund’s positioning in the auto industry detracted from performance toward the end of the reporting period because of concerns about higher oil prices and soft sales reports.

The Fund’s investments in non-dollar bonds performed well during the reporting period overall, although these positions gave back some of their gains relative to the Barclays Capital U.S. Aggregate Bond Index toward the end of the reporting period.

An underweight position in agency mortgages was a drag on the performance of the fixed-income portion of the Fund compared to that of the Barclays Capital U.S. Aggregate Bond Index, as this sector performed well during the reporting period.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Fund initiated long positions in home builder Meritage Homes and Canadian oil sands producer MEG Energy. We established short positions for the Fund in movie-theater owner and operator AMC Entertainment and jeans and casual wear manufacturer Levi Strauss. We sold Fund positions in agricultural chemicals manufacturer CF Industries, specialty materials company Rohm and Haas and specialty chemicals company Lyondell Chemical.

How did the fixed-income portion of the Fund’s sector weightings change during the reporting period?

During the reporting period, we slightly increased exposure to convertible securities in the fixed-income portion of the Fund while modestly decreasing exposure to high-yield corporate bonds.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2011, the most substantially overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index in the fixed-income portion of the Fund were in high-yield corporate bonds, investment-grade corporate bonds, bank debt and convertible securities. We favored cyclical sectors because of our positive expectations for the economy and the high-yield corporate bond market. We also favored financials—specifically banks—in light of the governmental support that they have received. We also felt that the steepness of the yield curve6 would be conducive to earnings for financials companies.

As of April 30, 2011, the fixed-income portion of the Fund was most substantially underweight relative to the Barclays Capital U.S. Aggregate Bond Index in U.S. Treasurys and agency securities.

5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    11

Portfolio of Investments††† April 30, 2011 (unaudited)

	Principal
	Amount	Value
Long-Term Bonds 40.0%† Asset-Backed Securities 3.6%

Airlines 0.6%
Continental Airlines, Inc. Series A 7.25%, due 11/10/19	$2,168,395	$2,320,183
UAL 2009-1 Pass Through Trust 10.40%, due 5/1/18	1,572,270	1,800,249

		4,120,432

Home Equity 2.8%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33	263,479	263,776
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.273%, due 10/25/36 (a)	816,818	653,363
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.33%, due 4/25/32	242,603	245,362
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32	56,272	54,456
Citicorp Residential Mortgage Securities, Inc. Series 2006-3, Class A3 5.61%, due 11/25/36 (b)	79,596	79,717
Series 2006-1, Class A3 5.706%, due 7/25/36 (b)	518,930	522,710
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 4.553%, due 8/25/33	329,066	331,370
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.283%, due 5/25/37 (a)	2,470,813	2,230,511
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.739%, due 2/25/34	485,496	474,799
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34	452,031	459,684
Series 2003-3, Class AF4 4.995%, due 12/25/33	496,169	489,687
GSAA Home Equity Trust Series 2006-14, Class A1 0.263%, due 9/25/36 (a)	7,913,316	3,786,664
HSI Asset Securitization Corp. Trust
Series 2006-HE2, Class 2A1 0.263%, due 12/25/36 (a)	263,483	261,359
Series 2007-NC1, Class A1 0.313%, due 4/25/37 (a)	732,394	632,597
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.313%, due 3/25/47 (a)	1,759,242	1,362,556
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.263%, due 11/25/36 (a)	1,014,086	439,354
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.323%, due 3/25/37 (a)	5,547,429	3,972,592
Residential Asset Mortgage Products, Inc. Series 2003-RZ5, Class A7 4.97%, due 9/25/33	290,312	294,802
Series 2003-RS7, Class AI6 5.34%, due 8/25/33 (a)	242,098	241,635
Residential Asset Securities Corp. Series 2002-KS2, Class AI6 6.228%, due 4/25/32 (a)	181,378	185,572
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33	96,707	88,519
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.323%, due 1/25/37 (a)	2,771,168	2,412,831
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36	184,465	182,215

		19,666,131

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.632%, due 5/25/29 (a)	1,696,469	1,533,203

Total Asset-Backed Securities (Cost $24,946,617)		25,319,766

Convertible Bonds 6.9%

Aerospace & Defense 0.4%
L-3 Communications Corp. 3.00%, due 8/1/35	1,326,000	1,340,917
Triumph Group, Inc. 2.625%, due 10/1/26	872,000	1,388,660

		2,729,577

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

12 MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Convertible Bonds (continued)

Auto Parts & Equipment 0.2%
ArvinMeritor, Inc. 4.00%, due 2/15/27	$1,390,000	$1,395,213

Biotechnology 0.2%
Life Technologies Corp. 1.50%, due 2/15/24	1,179,000	1,392,694

Coal 0.2%
Peabody Energy Corp. 4.75%, due 12/15/66	1,143,000	1,471,613

Computers 0.6%
EMC Corp. 1.75%, due 12/1/13	1,676,000	3,029,370
SanDisk Corp. 1.50%, due 8/15/17	896,000	1,042,720

		4,072,090

Electronics 0.3%
TTM Technologies, Inc. 3.25%, due 5/15/15	1,356,000	1,925,520

Iron & Steel 1.0%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	1,951,000	3,575,207
ArcelorMittal 5.00%, due 5/15/14	975,000	1,429,594
Steel Dynamics, Inc. 5.125%, due 6/15/14	1,168,000	1,468,760
United States Steel Corp. 4.00%, due 5/15/14	286,000	470,470

		6,944,031

Mining 0.4%
Newmont Mining Corp. 1.25%, due 7/15/14	2,247,000	3,103,669

Miscellaneous—Manufacturing 1.2%
Danaher Corp. (zero coupon), due 1/22/21	3,262,000	5,227,355
Ingersoll-Rand Co. 4.50%, due 4/15/12	608,000	1,721,400
Textron, Inc. 4.50%, due 5/1/13	774,000	1,589,602

		8,538,357

Oil & Gas 0.2%
St. Mary Land & Exploration Co. 3.50%, due 4/1/27	1,264,000	1,832,800

Oil & Gas Services 0.9%
Cameron International Corp. 2.50%, due 6/15/26	3,374,000	5,052,565
Core Laboratories, L.P. 0.25%, due 10/31/11	631,000	1,315,635

		6,368,200

Real Estate Investment Trusts 0.2%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	1,305,000	1,523,587

Retail 0.2%
Costco Wholesale Corp. (zero coupon), due 8/19/17	926,000	1,669,115

Semiconductors 0.7%
Intel Corp. 3.25%, due 8/1/39 (c)	1,131,000	1,444,853
Microchip Technology, Inc. 2.125%, due 12/15/37	1,214,000	1,784,580
ON Semiconductor Corp. 2.625%, due 12/15/26	1,313,000	1,618,272

		4,847,705

Software 0.2%
SYNNEX Corp. 4.00%, due 5/15/18	1,121,000	1,468,510

Total Convertible Bonds (Cost $40,101,686)		49,282,681

Corporate Bonds 19.4%

Advertising 0.0%‡
Lamar Media Corp. Series C 6.625%, due 8/15/15	300,000	306,375

Agriculture 0.0%‡
Lorillard Tobacco Co. 8.125%, due 6/23/19	255,000	301,715

Airlines 1.2%
Continental Airlines, Inc. 7.875%, due 1/2/20	1,750,938	1,715,919
Delta Air Lines, Inc. 12.25%, due 3/15/15 (c)	4,605,000	5,169,113
U.S. Airways Group, Inc. Series A 6.25%, due 4/22/23	1,500,000	1,466,250

		8,351,282

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Auto Manufacturers 0.3%
Ford Motor Co. 6.625%, due 10/1/28	$1,500,000	$1,516,287
8.90%, due 1/15/32	215,000	252,195

		1,768,482

Auto Parts & Equipment 0.0%‡
Goodyear Tire & Rubber Co. (The) 10.50%, due 5/15/16	120,000	135,900

Banks 1.4%
AgriBank FCB 9.125%, due 7/15/19	300,000	367,671
Ally Financial, Inc. 4.50%, due 2/11/14	322,000	325,220
6.75%, due 12/1/14	318,000	338,739
7.50%, due 9/15/20 (c)	802,000	874,180
BAC Capital Trust VI 5.625%, due 3/8/35	1,200,000	1,084,222
Bank of America Corp. 5.625%, due 7/1/20	1,200,000	1,259,482
6.50%, due 8/1/16	135,000	152,186
8.00%, due 12/29/49 (a)	1,500,000	1,622,595
CIT Group, Inc. 7.00%, due 5/1/14	134,000	136,512
7.00%, due 5/1/16	800,000	806,000
7.00%, due 5/1/17	575,000	579,672
Citigroup, Inc. 8.50%, due 5/22/19	100,000	124,598
Fifth Third Bancorp 6.25%, due 5/1/13	255,000	277,040
GMAC, Inc. 6.875%, due 9/15/11	305,000	310,147
Wells Fargo & Co. 7.98%, due 3/29/49 (a)	1,200,000	1,320,000

		9,578,264

Building Materials 1.0%
Boise Cascade LLC 7.125%, due 10/15/14	1,255,000	1,251,863
USG Corp. 6.30%, due 11/15/16	4,695,000	4,483,725
9.75%, due 1/15/18	1,330,000	1,399,825

		7,135,413

Chemicals 0.1%
Dow Chemical Co. (The) 8.55%, due 5/15/19	225,000	288,471
Huntsman International LLC 5.50%, due 6/30/16	80,000	79,800
Solutia, Inc. 8.75%, due 11/1/17	105,000	116,156

		484,427

Coal 0.0%‡
Arch Western Finance LLC 6.75%, due 7/1/13	118,000	118,738

Commercial Services 0.8%
Avis Budget Car Rental LLC 7.625%, due 5/15/14	509,000	519,180
9.625%, due 3/15/18	2,545,000	2,824,950
Hertz Corp. (The) 7.375%, due 1/15/21 (c)	700,000	735,000
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 11/15/49 (c)(d)(e)(f)	110,000	5,720
ServiceMaster Co. (The) 10.75%, due 7/15/15 (c)(g)	240,000	255,000
United Rentals North America, Inc. 9.25%, due 12/15/19	1,100,000	1,243,000

		5,582,850

Computers 0.1%
SunGard Data Systems, Inc. 7.375%, due 11/15/18 (c)	200,000	206,500
7.625%, due 11/15/20 (c)	200,000	208,500

		415,000

Diversified Financial Services 0.3%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	205,043
GE Capital Trust II 5.50%, due 9/15/67 (a)	€640,000	891,060
General Electric Capital Corp. 6.50%, due 9/15/67 (a)	£760,000	1,244,077

		2,340,180

Electric 1.2%
Allegheny Energy Supply Co. LLC 5.75%, due 10/15/19 (c)	$305,000	315,350
Edison Mission Energy 7.00%, due 5/15/17	600,000	475,500
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	5,543,000	5,959,168
Texas Competitive Electric Holdings Co. LLC 10.25%, due 11/1/15	430,000	277,350
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	1,554,717	1,562,491

		8,589,859

14 MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Entertainment 0.4%
Cinemark USA, Inc. 8.625%, due 6/15/19	$140,000	$153,300
Isle of Capri Casinos, Inc. 7.00%, due 3/1/14	240,000	240,600
Mohegan Tribal Gaming Authority 6.125%, due 2/15/13	1,370,000	1,188,475
Pinnacle Entertainment, Inc. 8.625%, due 8/1/17	120,000	132,000
Pokagon Gaming Authority 10.375%, due 6/15/14 (c)	373,000	384,656
Shingle Springs Tribal Gaming Authority 9.375%, due 6/15/15 (c)	400,000	280,000
Tunica-Biloxi Gaming Authority 9.00%, due 11/15/15 (c)	123,000	123,154
Warner Music Group 7.375%, due 4/15/14	100,000	100,000

		2,602,185

Environmental Controls 0.2%
EnergySolutions, Inc./EnergySolutions LLC 10.75%, due 8/15/18 (c)	1,400,000	1,554,000

Finance—Auto Loans 0.0%‡
Ford Motor Credit Co. LLC 9.875%, due 8/10/11	200,000	204,160

Finance—Consumer Loans 0.8%
HSBC Finance Capital Trust IX 1.00%, due 11/30/35 (a)	2,400,000	2,337,000
SLM Corp. 6.25%, due 1/25/16	1,700,000	1,802,585
Springleaf Finance Corp. 6.90%, due 12/15/17	1,965,000	1,842,187

		5,981,772

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (a)	1,600,000	1,672,000

Finance—Other Services 0.2%
Cantor Fitzgerald, L.P. 7.875%, due 10/15/19 (c)	1,200,000	1,274,780
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 9.25%, due 4/1/15	350,000	365,750

		1,640,530

Food 0.2%
Smithfield Foods, Inc. 7.75%, due 7/1/17	1,500,000	1,616,250

Forest Products & Paper 0.3%
Boise Paper Holdings LLC/Boise Co-Issuer Co. 8.00%, due 4/1/20	1,400,000	1,519,000
Clearwater Paper Corp. 10.625%, due 6/15/16	155,000	175,150
NewPage Corp. 11.375%, due 12/31/14	300,000	298,500

		1,992,650

Health Care—Products 0.1%
Bausch & Lomb, Inc. 9.875%, due 11/1/15	560,000	603,400

Health Care—Services 0.0%‡
CIGNA Corp. 4.375%, due 12/15/20	270,000	266,667

Home Builders 1.4%
X K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16	6,530,000	6,954,450
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,722,648

		9,677,098

Household Products & Wares 0.0%‡
Yankee Acquisition Corp. 8.50%, due 2/15/15	300,000	312,750

Insurance 2.9%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	3,790,000	3,913,175
American International Group, Inc. 4.875%, due 3/15/67 (a)	€1,300,000	1,588,534
Series A2 5.75%, due 3/15/67 (a)	£700,000	1,011,397
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	$4,100,000	3,983,892
Hartford Life, Inc. 7.65%, due 6/15/27	355,000	381,332
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (c)	1,760,000	1,786,400
10.75%, due 6/15/88 (a)(c)	750,000	1,020,000
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	2,575,000	2,883,135
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	3,700,000	3,912,750
Teachers Insurance & Annuity Association of America 6.85%, due 12/16/39 (c)	300,000	347,439

		20,828,054

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Leisure Time 0.1%
Travelport LLC 9.875%, due 9/1/14	$400,000	$378,000

Lodging 1.5%
Harrah’s Operating Co., Inc. 10.00%, due 12/15/18	1,800,000	1,689,750
11.25%, due 6/1/17	240,000	273,600
X MGM Mirage, Inc. 7.50%, due 6/1/16	8,530,000	8,274,100
MGM Resorts International 10.375%, due 5/15/14	40,000	46,250
11.125%, due 11/15/17	80,000	93,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.875%, due 11/1/17	240,000	261,600

		10,638,300

Machinery—Construction & Mining 0.1%
Terex Corp. 8.00%, due 11/15/17	300,000	317,250

Machinery—Diversified 0.0%‡
Manitowoc Co., Inc. (The) 7.125%, due 11/1/13	240,000	242,400

Media 1.3%
Cequel Communications Holdings/LLC and Cequel Capital Corp. 8.625%, due 11/15/17 (c)	3,625,000	3,887,812
Clear Channel Communications, Inc. 5.50%, due 12/15/16	1,035,000	760,725
6.875%, due 6/15/18	2,490,000	1,799,025
DISH DBS Corp. 7.125%, due 2/1/16	1,400,000	1,491,000
Mediacom Broadband LLC 8.50%, due 10/15/15	300,000	312,000
Morris Publishing Group LLC 10.00%, due 9/1/14 (d)	20,841	20,320
NBC Universal, Inc. 5.15%, due 4/30/20 (c)	160,000	167,137
Nielsen Finance LLC 11.50%, due 5/1/16	140,000	165,550
Time Warner Cable, Inc. 8.25%, due 2/14/14	340,000	397,375
Time Warner, Inc. 7.70%, due 5/1/32	300,000	361,686
Univision Communications, Inc. 12.00%, due 7/1/14 (c)	145,000	156,238

		9,518,868

Mining 0.2%
Century Aluminum Co. 8.00%, due 5/15/14	1,313,000	1,367,161

Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 8.125%, due 3/15/18 (c)	3,500,000	3,745,000

Office & Business Equipment 0.1%
Xerox Corp. 4.25%, due 2/15/15	300,000	318,204

Oil & Gas 1.2%
Connacher Oil & Gas 10.25%, due 12/15/15 (c)	200,000	212,500
11.75%, due 7/15/14 (c)	105,000	112,350
X Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 4/15/20	6,190,000	6,839,950
Nabors Industries, Inc. 5.00%, due 9/15/20	1,000,000	1,016,394
Pemex Project Funding Master Trust 6.625%, due 6/15/35	110,000	111,666

		8,292,860

Oil & Gas Services 0.5%
Basic Energy Services, Inc. 7.125%, due 4/15/16	1,730,000	1,766,763
Geokinetics Holdings USA, Inc. 9.75%, due 12/15/14	1,500,000	1,477,500

		3,244,263

Packaging & Containers 0.1%
Pregis Corp. 12.375%, due 10/15/13	245,000	241,938
Solo Cup Co. 10.50%, due 11/1/13	165,000	171,806

		413,744

Pipelines 0.1%
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 8.75%, due 4/15/18	140,000	154,350
ONEOK Partners, L.P. 8.625%, due 3/1/19	100,000	127,347
ONEOK, Inc. 6.00%, due 6/15/35	350,000	344,756

		626,453

16 MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount		Value
Corporate Bonds (continued)

Real Estate Investment Trusts 0.1%
Health Care Property Investors, Inc. 6.00%, due 1/30/17		$290,000	$319,330
ProLogis 7.375%, due 10/30/19		195,000	224,960

			544,290

Retail 0.2%
CVS Caremark Corp. 5.789%, due 1/10/26 (c)(e)		273,041	281,977
Neiman Marcus Group, Inc. (The) 9.00%, due 10/15/15 (g)		429,967	450,391
Wal-Mart Stores, Inc. 6.75%, due 10/15/23		314,000	391,687

			1,124,055

Semiconductors 0.3%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (c)		1,600,000	1,776,000

Software 0.0%‡
Vangent, Inc. 9.625%, due 2/15/15		300,000	301,875

Storage & Warehousing 0.0%‡
Mobile Mini, Inc. 6.875%, due 5/1/15		300,000	308,250

Telecommunications 0.0%‡
Qwest Communications International, Inc. Series B 7.50%, due 2/15/14		200,000	204,000

Total Corporate Bonds (Cost $125,184,987)			137,420,974

Foreign Bonds 1.5%

Banks 0.3%
EGG Banking PLC 6.875%, due 12/29/21 (a)		£1,200,000	1,947,076

Finance—Mortgage Loan/Banker 1.0%
X Northern Rock Asset Management PLC 9.375%, due 10/17/21		5,000,000	7,182,504

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67 (a)		€1,250,000	1,816,723

Total Foreign Bonds (Cost $8,888,177)			10,946,303

Foreign Government Bonds 0.1%

Foreign Sovereign 0.1%
Republic of Panama 9.375%, due 4/1/29		$260,000	374,530
Republic of Venezuela 6.00%, due 12/9/20		309,000	185,554

Total Foreign Government Bonds (Cost $525,643)			560,084

Loan Assignments & Participations 2.9% (h)

Aerospace & Defense 1.1%
Hawker Beechcraft Acquisition Co. LLC Term Loan 2.238%, due 3/26/14		6,339,346	5,573,344
LC Facility Deposits 2.307%, due 3/26/14		392,010	344,643
U.S. Airways Group, Inc. Term Loan 2.713%, due 3/21/14		1,972,222	1,809,514

			7,727,501

Auto Manufacturers 0.4%
Allison Transmission, Inc. Term Loan B 2.99%, due 8/7/14		2,982,734	2,973,785

Automobile 0.4%
Autotrader.com, Inc. New Term Loan B 4.75%, due 12/11/16		2,758,088	2,778,773

Containers, Packaging & Glass 0.2%
Reynolds Group Holdings, Inc. Tranche E Term Loan 4.25%, due 2/9/18		1,200,000	1,206,428

Hotels, Restaurants & Leisure 0.2%
Gateway Casinos & Entertainment, Ltd. Canadian Term Loan 6.50%, due 4/20/16	C$	1,293,500	1,377,373

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Loan Assignments & Participations (continued)

Machinery 0.0%‡
BHM Technologies LLC Exit Term Loan B 8.50%, due 9/30/13 (d)(e)(i)	$46,635	$126

Media 0.2%
Clear Channel Communications, Inc. Delayed Draw Term Loan 2 3.861%, due 1/29/16	1,995,532	1,757,731

Telecommunications 0.4%
Intelsat Jackson Holdings S.A. Tranche B Term Loan 5.25%, due 4/2/18	2,500,000	2,522,265

Total Loan Assignments & Participations (Cost $20,313,285)		20,343,982

Mortgage-Backed Securities 1.6%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.6%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.826%, due 4/10/49 (j)	400,000	433,560
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.443%, due 12/25/36 (a)(c)(d)	323,396	240,765
Bear Stearns Commercial Mortgage Securities
Series 2006-PW12, Class AAB 5.882%, due 9/11/38 (j)	250,000	268,019
Series 2007-PW16, Class A4 5.906%, due 6/11/40 (j)	400,000	442,254
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.294%, due 12/10/49 (j)	200,000	223,936
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AM 5.396%, due 7/15/44 (j)	1,000,000	1,055,672
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class AAB 5.291%, due 12/10/46	500,000	528,393
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	860,000	916,322
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-C3, Class A5 4.878%, due 1/15/42	510,000	545,812
Series 2007-CB20, Class A3 5.819%, due 2/12/51	500,000	536,059
Series 2007-LD12, Class A3 6.186%, due 2/15/51 (j)	500,000	536,066
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	500,000	544,100
Series 2007-C6, Class AAB 5.855%, due 7/15/40	500,000	538,120
Series 2007-C6, Class A3 5.933%, due 7/15/40	500,000	530,211
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-8, Class A2 6.127%, due 8/12/49 (j)	500,000	523,838
Morgan Stanley Capital I
Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (a)	500,000	530,580
Series 2006-HQ9, Class AM 5.773%, due 7/12/44 (a)	500,000	534,877
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.73%, due 2/25/42 (a)(c)(d)(e)	717,325	686,910
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (c)	280,000	303,194
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AM 5.339%, due 11/15/48	500,000	517,858
WaMu Mortgage Pass Through Certificates Series 2006-AR14, Class 1A1 5.416%, due 11/25/36 (j)	1,302,883	1,166,420

Total Mortgage-Backed Securities (Cost $10,800,367)		11,602,966

U.S. Government & Federal Agencies 2.6%

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
6.50%, due 11/1/16	29,329	32,043
6.50%, due 2/1/27	384	436
6.50%, due 5/1/29	38,776	43,794
6.50%, due 6/1/29	55,706	62,916
6.50%, due 7/1/29	84,157	95,049
6.50%, due 8/1/29	37,139	41,945
6.50%, due 9/1/29	3,437	3,881
6.50%, due 6/1/32	20,048	22,643
6.50%, due 1/1/37	16,852	18,959
7.00%, due 3/1/26	373	428
7.00%, due 9/1/26	12,905	14,830

18 MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)

7.00%, due 10/1/26	$16	$17
7.00%, due 7/1/30	1,951	2,250
7.00%, due 7/1/32	44,761	51,610
7.50%, due 1/1/16	4,594	4,977
7.50%, due 5/1/32	19,235	22,394
8.00%, due 11/1/12	329	330

		418,502

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 7/1/20	18,432	19,586
4.50%, due 3/1/21	35,721	37,957
6.00%, due 4/1/19	4,138	4,530
7.00%, due 10/1/37	5,385	6,168
7.00%, due 11/1/37	46,069	52,763
7.50%, due 10/1/11	114	115
7.50%, due 10/1/15	27,932	30,937
8.00%, due 8/1/11	17	17
8.00%, due 11/1/11	155	157

		152,230

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.00%, due 12/15/37	32,721	35,108
5.50%, due 9/15/35	59,821	65,408
6.50%, due 4/15/29	175	199
6.50%, due 5/15/29	475	539
6.50%, due 8/15/29	30	34
6.50%, due 10/15/31	8,990	10,190
7.00%, due 7/15/11	23	23
7.00%, due 10/15/11	3,185	3,187
7.00%, due 9/15/23	3,908	4,498
7.00%, due 7/15/25	2,127	2,447
7.00%, due 12/15/25	4,725	5,436
7.00%, due 5/15/26	9,789	11,280
7.00%, due 11/15/27	15,261	17,609
7.00%, due 12/15/27	79,640	91,894
7.00%, due 6/15/28	4,918	5,681
7.50%, due 3/15/26	9,521	11,067
7.50%, due 6/15/26	542	630
7.50%, due 10/15/30	29,982	34,994
8.00%, due 8/15/26	2,060	2,198
8.00%, due 9/15/26	161	169
8.00%, due 10/15/26	14,492	17,040
8.50%, due 11/15/26	24,309	29,160

		348,791

X United States Treasury Bonds 1.7%
3.875%, due 8/15/40	12,665,000	11,529,102
4.375%, due 5/15/40	475,000	472,031

		12,001,133

United States Treasury Notes 0.8%
1.25%, due 3/15/14	235,000	236,835
2.00%, due 4/30/16	1,225,000	1,226,433
2.375%, due 7/31/17	1,515,000	1,508,372
2.625%, due 8/15/20	2,200,000	2,091,890
3.625%, due 8/15/19	385,000	403,378

		5,466,908

Total U.S. Government & Federal Agencies (Cost $19,030,232)		18,387,564

Yankee Bonds 1.4% (k)

Banks 0.1%
HSBC Holdings PLC 5.10%, due 4/5/21	115,000	118,363
Lloyds TSB Bank PLC 4.375%, due 1/12/15 (c)	500,000	517,009
Royal Bank of Scotland PLC (The) 4.875%, due 8/25/14 (c)	275,000	290,802

		926,174

Diversified Financial Services 0.1%
Irish Life & Permanent Group Holdings PLC 3.60%, due 1/14/13 (c)	400,000	344,346

Electric 0.0%‡
TransAlta Corp. 5.75%, due 12/15/13	280,000	306,282

Holding Company—Diversified 0.0%‡
Hutchison Whampoa International, Ltd. 7.625%, due 4/9/19 (c)	215,000	257,847

Insurance 0.4%
Oil Insurance, Ltd. 7.558%, due 12/29/49 (a)(c)	1,320,000	1,236,484
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	1,350,000	1,341,584

		2,578,068

Internet 0.0%‡
UPC Holding B.V. 9.875%, due 4/15/18 (c)	240,000	267,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)

Mining 0.5%
Anglo American Capital PLC 9.375%, due 4/8/19 (c)	$250,000	$336,319
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (c)	2,700,000	3,019,116

		3,355,435

Miscellaneous—Manufacturing 0.1%
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (c)	300,000	342,786

Oil & Gas 0.1%
ENI S.p.A 4.15%, due 10/1/20 (c)	175,000	168,426
Gazprom International S.A. 7.201%, due 2/1/20 (c)	292,397	317,981
OPTI Canada, Inc. 8.25%, due 12/15/14	265,000	141,112
TNK-BP Finance S.A. 7.50%, due 7/18/16 (c)	200,000	224,620

		852,139

Transportation 0.1%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	375,000	400,312

Total Yankee Bonds (Cost $9,487,870)		9,630,389

Total Long-Term Bonds (Cost $259,278,864)		283,494,709

	Shares
Common Stocks 50.6%

Aerospace & Defense 0.9%
BAE Systems PLC	743,050	4,069,742
Meggitt PLC	420,300	2,520,352

		6,590,094

Agriculture 4.2%
Altria Group, Inc.	188,498	5,059,286
British American Tobacco PLC	63,197	2,756,200
X Imperial Tobacco Group PLC	188,000	6,616,523
Lorillard, Inc.	51,940	5,531,610
X Philip Morris International, Inc.	103,113	7,160,167
Reynolds American, Inc.	71,870	2,667,096

		29,790,882

Auto Manufacturers 0.8%
Daimler A.G.	48,000	3,710,459
Ford Motor Co. (f)	125,000	1,933,750

		5,644,209

Banks 0.7%
CIT Group, Inc. (f)	28,100	1,193,126
Citigroup, Inc. (f)	410,000	1,881,900
Westpac Banking Corp.	77,756	2,117,071

		5,192,097

Beverages 2.3%
Coca-Cola Co. (The)	28,610	1,930,031
Coca-Cola Enterprises, Inc.	69,900	1,985,859
Diageo PLC, Sponsored ADR (l)	65,300	5,313,461
InBev N.V.	84,647	5,397,390
PepsiCo., Inc.	25,850	1,780,806

		16,407,547

Building Materials 0.1%
U.S. Concrete, Inc. (d)(f)	83,147	809,852

Chemicals 1.8%
Air Liquide S.A.	15,013	2,220,982
BASF S.E.	64,194	6,598,618
E.I. du Pont de Nemours & Co.	66,216	3,760,407

		12,580,007

Commercial Services 0.3%
Automatic Data Processing, Inc.	39,450	2,144,107
Quad/Graphics, Inc. (f)	13	521

		2,144,628

Computers 0.6%
Diebold, Inc.	48,900	1,652,820
HTC Corp.	61,200	2,778,078

		4,430,898

Distribution & Wholesale 0.3%
Genuine Parts Co.	37,850	2,032,545

Electric 5.5%
CMS Energy Corp.	125,250	2,479,950
CPFL Energia S.A.	121,100	3,503,987
Duke Energy Corp.	93,872	1,750,713
Fortum Oyj	52,750	1,817,319
Integrys Energy Group, Inc.	31,330	1,640,439
X National Grid PLC	709,650	7,278,133
Progress Energy, Inc.	74,034	3,512,913
SCANA Corp.	41,758	1,733,792
Scottish & Southern Energy PLC	170,500	3,867,511
Southern Co.	82,600	3,224,704

20 MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Electric (continued)

TECO Energy, Inc.	172,550	$3,325,039
Terna S.p.A.	920,950	4,610,541

		38,745,041

Electrical Components & Equipment 0.3%
Emerson Electric Co.	29,773	1,809,007

Engineering & Construction 0.7%
Vinci S.A.	78,895	5,270,176

Environmental Controls 0.2%
Waste Management, Inc.	45,700	1,803,322

Food 2.3%
H.J. Heinz Co.	35,550	1,821,227
Kellogg Co.	39,900	2,285,073
Nestle S.A. Registered	96,905	6,015,952
Orkla ASA	204,600	2,072,674
Unilever PLC	56,750	1,840,867
WM Morrison Supermarkets PLC	444,300	2,187,818

		16,223,611

Food Services 0.3%
Compass Group PLC	256,050	2,499,866

Gas 1.1%
NiSource, Inc.	256,741	4,993,612
Vectren Corp.	88,800	2,537,904

		7,531,516

Health Care—Products 0.4%
Johnson & Johnson	41,767	2,744,927

Household Products & Wares 1.3%
Kimberly-Clark Corp.	57,695	3,811,332
Reckitt Benckiser Group PLC	48,700	2,703,942
Tupperware Brands Corp.	46,350	2,951,104

		9,466,378

Insurance 1.8%
Arthur J. Gallagher & Co.	112,350	3,345,783
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	21,450	3,540,841
SCOR SE	120,800	3,690,286
Travelers Cos., Inc. (The)	32,050	2,028,124

		12,605,034

Investment Company 0.0%‡
BGP Holdings PLC (d)(e)	20,068	3

Media 3.5%
Comcast Corp. Class A	122,050	2,996,327
Dex One Corp. (f)	2,323	9,757
Pearson PLC	338,450	6,506,947
Regal Entertainment Group Class A	255,400	3,519,412
Shaw Communications, Inc.	120,900	2,553,064
Time Warner, Inc.	71,050	2,689,953
Vivendi S.A.	205,229	6,439,710

		24,715,170

Metal Fabricate & Hardware 0.3%
Assa Abloy AB	61,600	1,849,290

Mining 0.3%
BHP Billiton, Ltd., Sponsored ADR (l)	17,850	1,807,134

Miscellaneous—Manufacturing 0.5%
Honeywell International, Inc.	55,350	3,389,081

Office Equipment/Supplies 0.5%
Pitney Bowes, Inc.	147,427	3,620,807

Oil & Gas 3.4%
Chevron Corp.	25,824	2,826,179
ConocoPhillips	25,150	1,985,090
Diamond Offshore Drilling, Inc.	43,350	3,288,964
ExxonMobil Corp.	20,505	1,804,440
Royal Dutch Shell PLC Class A, ADR (l)	75,000	5,811,000
StatoilHydro ASA, Sponsored ADR (l)	62,050	1,818,686
Total S.A.	100,168	6,412,285

		23,946,644

Packaging & Containers 0.2%
Bemis Co., Inc.	50,750	1,590,505

Pharmaceuticals 2.6%
Abbott Laboratories	38,300	1,993,132
AstraZeneca PLC, Sponsored ADR (l)	100,100	4,987,983
Bristol-Myers Squibb Co.	141,185	3,967,299
Merck & Co., Inc.	69,659	2,504,241
Novartis A.G.	45,500	2,701,069
Roche Holding A.G., Genusscheine	16,400	2,660,023

		18,813,747

Pipelines 1.6%
Enterprise Products Partners, L.P.	58,850	2,546,440
Kinder Morgan Energy Partners, L.P.	48,900	3,780,948
Spectra Energy Corp.	67,800	1,968,912
Williams Partners, L.P.	52,350	2,921,130

		11,217,430

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Retail 0.9%
JB Hi-Fi, Ltd.	86,750	$1,798,088
McDonald’s Corp.	23,292	1,823,997
Next PLC	69,200	2,585,708

		6,207,793

Semiconductors 1.0%
Microchip Technology, Inc.	92,500	3,796,200
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (l)	228,850	3,089,475

		6,885,675

Software 1.1%
Microsoft Corp.	147,623	3,841,151
Oracle Corp.	117,403	4,232,378

		8,073,529

Telecommunications 7.9%
AT&T, Inc.	131,027	4,077,560
X BCE, Inc.	182,550	6,841,646
CenturyLink, Inc.	142,451	5,809,152
China Mobile, Ltd., Sponsored ADR (l)	39,200	1,806,728
France Telecom S.A.	231,140	5,421,160
Mobistar S.A.	39,000	2,893,442
Philippine Long Distance Telephone Co., Sponsored ADR (l)	39,900	2,313,801
Rogers Communications, Inc. Class B	79,550	3,010,818
X Swisscom A.G.	15,450	7,089,139
Telefonica S.A.	214,075	5,754,951
Verizon Communications, Inc.	119,524	4,515,617
Vodafone Group PLC	2,178,677	6,244,786

		55,778,800

Transportation 0.6%
FirstGroup PLC	820,600	4,450,627

Water 0.3%
United Utilities Group PLC	233,350	2,461,436

Total Common Stocks (Cost $294,959,414)		359,129,308

Convertible Preferred Stocks 1.0%

Auto Manufacturers 0.2%
General Motors Co. 4.75%	24,500	1,220,345

Banks 0.2%
Ally Financial, Inc. (c) 7.00%	40	37,210
Citigroup, Inc. 7.50%	14,100	1,833,564

		1,870,774

Insurance 0.3%
Hartford Financial Services Group, Inc. 7.25%	75,400	2,028,260

Investment Management/Advisory Services 0.2%
Affiliated Managers Group, Inc. 5.10%	30,100	1,482,425

Oil & Gas 0.1%
Chesapeake Energy Corp. (c) 5.75%	500	698,540

Total Convertible Preferred Stocks (Cost $7,014,962)		7,300,344

Preferred Stock 0.3%

Insurance 0.3%
MetLife, Inc. 6.50%	96,200	2,457,910

Total Preferred Stock (Cost $2,276,317)		2,457,910

	Number of
	Warrants
Warrants 0.0%‡

Media 0.0%‡
ION Media Networks, Inc. Second Lien Expires 12/19/12 (d)(e)(f)	6	0	(m)
Unsecured Debt Expires 12/19/12 (d)(e)(f)	6	0	(m)

Total Warrants (Cost $20)		0	(m)

22 MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Short-Term Investment 8.0%

Repurchase Agreement 8.0%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Maturity $56,578,329 (Collateralized by United States Treasury Securities with rates of 0.015% and 0.025% and maturity dates of 5/12/11 and 7/21/11, with Principal Amount of $57,720,000 and a Market Value of $57,717,166	$56,578,282	$56,578,282

Total Short-Term Investment (Cost $56,578,282)		56,578,282

Total Investments (Cost $620,107,859) (p)	99.9%	708,960,553
Other Assets, Less Liabilities	0.1	685,503

Net Assets	100.0%	$709,646,056

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (n)
Futures Contracts 0.8%

Standard & Poor’s 500 Index Mini June 2011 (o)	2,080	$5,746,000

Total Futures Contracts (Settlement Value $141,408,800)		$5,746,000

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(b)	Subprime mortgage investment and other asset-backed securities. The total market value of the securities at April 30, 2011 is $602,427, which represents 0.1% of the Fund’s net assets.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)	Illiquid security. The total market value of these securities at April 30, 2011 is $1,763,696, which represents 0.2% of the Fund’s net assets.
(e)	Fair valued security. The total market value of these securities at April 30, 2011 is $974,736, which represents 0.1% of the Fund’s net assets.
(f)	Non-income producing security.
(g)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.
(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2011. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(i)	Issue in default.
(j)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at April 30, 2011.
(k)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(l)	ADR—American Depositary Receipt.
(m)	Less than one dollar.
(n)	Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2011.
(o)	At April 30, 2011, cash in the amount of $9,360,000 is on deposit with the broker for futures transactions.
(p)	At April 30, 2011, cost is $620,439,678 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$94,101,366
Gross unrealized depreciation	(5,580,491)

Net unrealized appreciation	$88,520,875

The following abbreviations are used in the above portfolio:

£ —British Pound Sterling

€ —Euro

C$ —Canadian Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)			Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$25,319,766	$—			$25,319,766
Convertible Bonds	—	49,282,681	—			49,282,681
Corporate Bonds (b)	—	137,133,277	287,697			137,420,974
Foreign Bonds	—	10,946,303	—			10,946,303
Foreign Government Bonds	—	560,084	—			560,084
Loan Assignments & Participations (c)	—	20,343,856	126			20,343,982
Mortgage-Backed Securities (d)	—	10,916,056	686,910			11,602,966
U.S. Government & Federal Agencies	—	18,387,564	—			18,387,564
Yankee Bonds	—	9,630,389	—			9,630,389

Total Long-Term Bonds	—	282,519,976	974,733			283,494,709

Common Stocks (e)	359,129,305	—	3			359,129,308
Convertible Preferred Stocks	7,300,344	—	—			7,300,344
Preferred Stocks	2,457,910	—	—			2,457,910
Warrants (f)	—	—	0	(f	)	0	(f	)
Short-Term Investment
Repurchase Agreement	—	56,578,282	—			56,578,282

Total Investments in Securities	368,887,559	339,098,258	974,736			708,960,553

Other Financial Instruments
Futures Contracts Long (g)	5,746,000	—	—			5,746,000

Total Investments in Securities and Other Financial Instruments	$374,633,559	$339,098,258	$974,736			$714,706,553

Liability Valuation Inputs

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (h)	$—	$(3,597,823)	$—	$(3,597,823)

Total Investments in Securities and Other Financial Instruments	$—	$(3,597,823)	$—	$(3,597,823)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 securities valued at $5,720 and $281,977 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The level 3 security valued at $126 is held in Machinery within the Loan Assignment & Participations section of the Portfolio of Investments.

(d)	The level 3 security valued at $686,910 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(e)	The level 3 security valued at $3 is held in Investment Company within the Common Stocks section of the Portfolio of Investments.

(f)	The level 3 security valued at less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.

(g)	The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

(h)	The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 5)

The Fund recognizes transfers between the levels as of the beginning of the period.

At October 31, 2010 and April 30, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 for value measurements. (See Note 2)

24 MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

												Change in
												Unrealized
												Appreciation
												(Depreciation)
												from
	Balance				Change in					Balance		Investments
	as of		Accrued	Realized	Unrealized			Transfers	Transfers	as of		Still Held at
	October 31,		Discounts	Gain	Appreciation			in to	out of	April 30,		April 30,
Investments in Securities	2010		(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011		2011 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$5,720		$—	$—	$—	$—	$—	$—	$—	$5,720		$—
Media	432		—	(31,004)	30,820	—	(248)	—	—	—		30,820
Retail	292,245		(868)	(129)	(3,278)	2,536	(8,529)	—	—	281,977		(2,744)
Loan Assignments & Participations
Machinery	126		(7,544)	—	7,544	—	—	—	—	126		—
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	698,048		—	—	5,938	—	(17,076)	—	—	686,910		5,093
Common Stocks
Investment Company	3		—	—	—	—	—	—	—	3		—
Machinery	43		—	—	(43)	—	—	—	—	—		—
Preferred Stocks
Machinery	1		—	—	(1)	—	—	—	—	—		—
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$996,618		$(8,412)	$(31,133)	$40,980	$2,536	$(25,853)	$—	$—	$974,736		$33,169

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $620,107,859)	$708,960,553
Cash collateral on deposit at broker	9,360,000
Cash denominated in foreign currencies (identified cost $533,726)	540,646
Receivables:
Dividends and interest	5,645,023
Investment securities sold	3,762,642
Variation margin on futures contracts	499,200
Fund shares sold	111,551
Other assets	48,122

Total assets	728,927,737

Liabilities
Payables:
Investment securities purchased	14,451,382
Manager (See Note 3)	367,527
Transfer agent (See Note 3)	286,421
Fund shares redeemed	273,251
NYLIFE Distributors (See Note 3)	156,399
Shareholder communication	86,052
Professional fees	38,578
Custodian	20,376
Trustees	2,640
Accrued expenses	1,232
Unrealized depreciation on foreign currency forward contracts	3,597,823

Total liabilities	19,281,681

Net assets	$709,646,056

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$411,793
Additional paid-in capital	684,622,310

685,034,103
Undistributed net investment income	3,685,248
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(70,111,166)
Net unrealized appreciation (depreciation) on investments and futures contracts	94,598,694
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,560,823)

Net assets	$709,646,056

Investor Class
Net assets applicable to outstanding shares	$176,601,001

Shares of beneficial interest outstanding	10,267,333

Net asset value per share outstanding	$17.20
Maximum sales charge (5.50% of offering price)	1.00

Maximum offering price per share outstanding	$18.20

Class A
Net assets applicable to outstanding shares	$267,565,088

Shares of beneficial interest outstanding	15,559,097

Net asset value per share outstanding	$17.20
Maximum sales charge (5.50% of offering price)	1.00

Maximum offering price per share outstanding	$18.20

Class B
Net assets applicable to outstanding shares	$70,900,488

Shares of beneficial interest outstanding	4,106,049

Net asset value and offering price per share outstanding	$17.27

Class C
Net assets applicable to outstanding shares	$12,122,729

Shares of beneficial interest outstanding	703,002

Net asset value and offering price per share outstanding	$17.24

Class I
Net assets applicable to outstanding shares	$182,456,750

Shares of beneficial interest outstanding	10,543,829

Net asset value and offering price per share outstanding	$17.30

26 MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest	$9,228,269
Dividends (a)	7,446,546

Total income	16,674,815

Expenses
Manager (See Note 3)	2,169,070
Distribution/Service—Investor Class (See Note 3)	213,046
Distribution/Service—Class A (See Note 3)	313,456
Distribution/Service—Class B (See Note 3)	350,846
Distribution/Service—Class C (See Note 3)	55,957
Transfer agent (See Note 3)	817,314
Shareholder communication	84,248
Professional fees	69,476
Custodian	54,413
Registration	42,757
Trustees	10,223
Miscellaneous	19,980

Total expenses	4,200,786

Net investment income (loss)	12,474,029

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	12,865,736
Futures transactions	23,645,225
Foreign currency transactions	(5,424,493)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	31,086,468

Net change in unrealized appreciation (depreciation) on:
Investments	40,072,592
Futures contracts	(3,402,575)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,139,604)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	33,530,413

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	64,616,881

Net increase (decrease) in net assets resulting from operations	$77,090,910

(a)	Dividends recorded net of foreign withholding taxes in the amount of $326,059.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,474,029	$27,834,731
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	31,086,468	21,579,052
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	33,530,413	53,208,307

Net increase (decrease) in net assets resulting from operations	77,090,910	102,622,090

Dividends to shareholders:
From net investment income:
Investor Class	(2,318,921)	(6,170,095)
Class A	(3,796,476)	(9,381,903)
Class B	(662,671)	(2,138,828)
Class C	(110,429)	(291,114)
Class I	(2,806,003)	(7,728,545)

Total dividends to shareholders	(9,694,500)	(25,710,485)

Capital share transactions:
Net proceeds from sale of shares	35,330,024	40,354,493
Net asset value of shares issued to shareholders in reinvestment of dividends	9,412,190	25,008,836
Cost of shares redeemed	(58,852,580)	(149,084,523)

Increase (decrease) in net assets derived from capital share transactions	(14,110,366)	(83,721,194)

Net increase (decrease) in net assets	53,286,044	(6,809,589)
Net Assets
Beginning of period	656,360,012	663,169,601

End of period	$709,646,056	$656,360,012

Undistributed net investment income at end of period	$3,685,248	$905,719

28 MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
						February 28,
	Six months					2008**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009		2008
Net asset value at beginning of period	$15.58		$13.89	$12.58		$16.50

Net investment income (loss) (a)	0.29		0.59	0.30		0.19
Net realized and unrealized gain (loss) on investments	1.76		1.81	1.36		(3.89)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.21)		(0.16)	0.00	‡	0.01

Total from investment operations	1.84		2.24	1.66		(3.69)

Less dividends:
From net investment income	(0.22)		(0.55)	(0.35)		(0.23)

Net asset value at end of period	$17.20		$15.58	$13.89		$12.58

Total investment return (b)	11.89	%(c)	16.39%	13.57%		(22.65	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.53	%††	4.02%	2.40%		1.84	% ††
Net expenses	1.42	%††	1.50%	1.40%		1.29	% ††
Expenses (before waiver/reimbursement)	1.42	%††	1.50%	1.72%		1.50	% ††
Portfolio turnover rate	19%		76%	182	%(d)	101	%(d)
Net assets at end of period (in 000’s)	$176,601		$170,852	$161,824		$136,858

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008		2007	2006
Net asset value at beginning of period	$15.58		$13.88	$12.57		$20.10		$19.82	$18.92

Net investment income (loss) (a)	0.31		0.64	0.33		0.32		0.35	0.27
Net realized and unrealized gain (loss) on investments	1.77		1.82	1.36		(5.27)		1.88	1.67	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.21)		(0.16)	0.00	‡	0.01		—	—

Total from investment operations	1.87		2.30	1.69		(4.94)		2.23	1.94

Less dividends and distributions:
From net investment income	(0.25)		(0.60)	(0.38)		(0.32)		(0.35)	(0.27)
From net realized gain on investments	—		—	—		(2.27)		(1.60)	(0.77)

Total dividends and distributions	(0.25)		(0.60)	(0.38)		(2.59)		(1.95)	(1.04)

Net asset value at end of period	$17.20		$15.58	$13.88		$12.57		$20.10	$19.82

Total investment return (c)	12.07	%(d)	16.80%	13.82%		(27.88%)		12.18%	10.53	%(b)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.84	%††	4.37%	2.60%		1.93%		1.81%	1.42%
Net expenses	1.10	%††	1.15%	1.20%		1.18%		1.19%	1.19%
Expenses (before waiver/reimbursement)	1.10	%††	1.15%	1.23%		1.26%		1.27%	1.34	%(e)
Portfolio turnover rate	19%		76%	182	%(f)	101	%(f)	68%	70	%(f)
Net assets at end of period (in 000’s)	$267,565		$239,564	$222,648		$185,491		$518,547	$502,340

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.02%, respectively.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 151%, 86% and 55% for the years ended October 31, 2009, 2008 and 2006, respectively.

30 MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008		2007	2006
Net asset value at beginning of period	$15.64		$13.93	$12.61		$20.15		$19.86	$18.95

Net investment income (loss) (a)	0.23		0.48	0.21		0.18		0.21	0.11
Net realized and unrealized gain (loss) on investments	1.77		1.84	1.35		(5.28)		1.89	1.69	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.21)		(0.17)	0.00	‡	0.01		—	—

Total from investment operations	1.79		2.15	1.56		(5.09)		2.10	1.80

Less dividends and distributions:
From net investment income	(0.16)		(0.44)	(0.24)		(0.18)		(0.21)	(0.12)
From net realized gain on investments	—		—	—		(2.27)		(1.60)	(0.77)

Total dividends and distributions	(0.16)		(0.44)	(0.24)		(2.45)		(1.81)	(0.89)

Net asset value at end of period	$17.27		$15.64	$13.93		$12.61		$20.15	$19.86

Total investment return (c)	11.48	%(d)	15.53%	12.77%		(28.53%)		11.37%	9.74	%(b)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.78	%††	3.25%	1.65%		1.12%		1.06%	0.55%
Net expenses	2.17	%††	2.24%	2.14%		1.99%		1.94%	1.94%
Expenses (before waiver/reimbursement)	2.17	%††	2.24%	2.47%		2.15%		2.02%	2.09	%(e)
Portfolio turnover rate	19%		76%	182	%(f)	101	%(f)	68%	70	%(f)
Net assets at end of period (in 000’s)	$70,900		$71,239	$79,742		$76,420		$156,346	$202,149

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.02%, respectively.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 151%, 86% and 55% for the years ended October 31, 2009, 2008 and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Financial Highlights selected per share data and ratios

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008		2007	2006
Net asset value at beginning of period	$15.62		$13.92	$12.59		$20.12		$19.84	$18.94

Net investment income (loss) (a)	0.23		0.48	0.22		0.18		0.21	0.12
Net realized and unrealized gain (loss) on investments	1.76		1.82	1.35		(5.27)		1.88	1.67	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.21)		(0.16)	0.00	‡	0.01		—	—

Total from investment operations	1.78		2.14	1.57		(5.08)		2.09	1.79

Less dividends and distributions:
From net investment income	(0.16)		(0.44)	(0.24)		(0.18)		(0.21)	(0.12)
From net realized gain on investments	—		—	—		(2.27)		(1.60)	(0.77)

Total dividends and distributions	(0.16)		(0.44)	(0.24)		(2.45)		(1.81)	(0.89)

Net asset value at end of period	$17.24		$15.62	$13.92		$12.59		$20.12	$19.84

Total investment return (c)	11.43	%(d)	15.55%	12.69%		(28.47%)		11.33%	9.69	%(b)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.78	%††	3.27%	1.67%		1.12%		1.06%	0.62%
Net expenses	2.17	%††	2.24%	2.17%		1.99%		1.94%	1.94%
Expenses (before waiver/reimbursement)	2.17	%††	2.24%	2.47%		2.15%		2.02%	2.09	%(e)
Portfolio turnover rate	19%		76%	182	%(f)	101	%(f)	68%	70	%(f)
Net assets at end of period (in 000’s)	$12,123		$10,312	$9,622		$1,563		$2,980	$3,175

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.02%, respectively.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 151%, 86% and 55% for the years ended October 31, 2009, 2008 and 2006, respectively.

32 MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008		2007	2006
Net asset value at beginning of period	$15.67		$13.97	$12.65		$20.25		$19.90	$18.98

Net investment income (loss) (a)	0.33		0.68	0.77		0.37		0.44	0.36
Net realized and unrealized gain (loss) on investments	1.78		1.82	0.97		(5.33)		1.93	1.69	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.21)		(0.16)	0.00	‡	0.01		—	—

Total from investment operations	1.90		2.34	1.74		(4.95)		2.37	2.05

Less dividends and distributions:
From net investment income	(0.27)		(0.64)	(0.42)		(0.38)		(0.42)	(0.36)
From net realized gain on investments	—		—	—		(2.27)		(1.60)	(0.77)

Total dividends and distributions	(0.27)		(0.64)	(0.42)		(2.65)		(2.02)	(1.13)

Net asset value at end of period	$17.30		$15.67	$13.97		$12.65		$20.25	$19.90

Total investment return (c)	12.26	%(d)	17.07%	14.14%		(27.60%)		12.65%	11.11	%(b)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.10	%††	4.60%	3.74%		2.31%		2.23%	1.86%
Net expenses	0.85	%††	0.89%	0.97%		0.79%		0.81%	0.74%
Expenses (before reimbursement/waiver)	0.85	%††	0.89%	0.97%		0.97%		0.93%	0.89	%(e)
Portfolio turnover rate	19%		76%	182	%(f)	101	%(f)	68%	70	%(f)
Net assets at end of period (in 000’s)	$182,457		$164,393	$189,333		$43		$29	$13

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.02%, respectively.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 151%, 86% and 55% for the years ended October 31, 2009, 2008 and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 33

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Income Builder Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

34    MainStay Income Builder Fund

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service, and are generally categorized as Level 2 in the hierarchy. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund held securities with a value of $974,736 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

mainstayinvestments.com    35

Notes to Financial Statements (unaudited) (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Purchased and Written Options. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk and interest rate risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer’s owning the underlying security throughout the option period. A call option may also be covered by the call writer’s maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Fund did not invest in purchased or written options during the six-month period ended April 30, 2011.

(H) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are

36    MainStay Income Builder Fund

considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) Loan Assignments, Participations and Commitments. The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At April 30, 2011, the Fund did not hold unfunded commitments.

(J) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s

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Notes to Financial Statements (unaudited) (continued)

exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. (See Note 5.)

(L) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(O) Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price.

(P) Concentration of Risk. The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Fund’s investments in floating rate loans are more likely to decline.

38    MainStay Income Builder Fund

(Q) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R) Quantitative Disclosure of Derivative Holdings.
The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

		Foreign
	Statement of	Exchange	Equity		Interest
	Assets and Liabilities	Contracts	Contracts		Rate
	Location	Risk	Risk		Risk	Total

Warrants	Investments in securities, at value	$—	$0	(a)	$—	$0	(a	)
Futures Contracts	Net Assets—Unrealized appreciation (depreciation) on investments and futures contracts (b)	—	5,746,000		—	5,746,000

Total Fair Value		$—	$5,746,000		$—	$5,746,000

(a)	Less than one dollar.

(b)	Includes cumulative appreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives

		Foreign
	Statement of	Exchange	Equity
	Assets and Liabilities	Contracts	Contracts
	Location	Risk	Risk	Total

Forward Contracts	Unrealized appreciation (depreciation) on foreign currency forward contracts	$(3,597,823)	$—	$(3,597,823)

Total Fair Value		$(3,597,823)	$—	$(3,597,823)

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows.

Realized Gain (Loss)

		Foreign
	Statements of	Exchange	Equity
	Operations	Contracts	Contracts
	Location	Risk	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$23,645,225	$23,645,225
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(5,500,792)	—	(5,500,792)

Total Realized Gain (Loss)		$(5,500,792)	$23,645,225	$18,144,433

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Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

		Foreign
	Statements of	Exchange	Equity
	Operations	Contracts	Contracts
	Location	Risk	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(3,402,575)	$(3,402,575)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,153,385)	—	(3,153,385)

Total Change in Unrealized Appreciation (Depreciation)		$(3,153,385)	$(3,402,575)	$(6,555,960)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign
	Exchange	Equity
	Contracts	Contracts
	Risk	Risk	Total

Warrants (2)	—	11	11
Futures Contracts Long (2)	—	2,125	2,125
Forward Contracts Long (3)	$84,667,995		$84,667,995
Forward Contracts Short (3)	$(182,796,233)	—	$(182,796,233)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the fixed-income portion of the Fund and is responsible for the overall asset allocation decisions of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment advisor, serves as Subadvisor to the equity portion of the Fund. Pursuant to the terms of separate Subadvisory Agreements between New York Life Investments and each Subadvisor, New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate was 0.64% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $2,169,070.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and

40    MainStay Income Builder Fund

Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $13,310 and $11,797, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $772, $37,443 and $583, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$376,852

Class A	154,607

Class B	155,210

Class C	24,697

Class I	105,948

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,785	0.0		%‡

Class B	1,440	0	.0‡

Class C	1,785	0	.0‡

Class I	76,062,919	41.7

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $10,661. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $91,235,339 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2015	$19,979
2016	22,045
2017	49,211

Total	$91,235

The tax character of distributions paid during the year ended October 31, 2010, shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$25,710,486

mainstayinvestments.com    41

Notes to Financial Statements (unaudited) (continued)

Note 5–Foreign Currency Forward Contracts and Foreign Currency Transactions

As of April 30, 2011, the Fund held the following foreign currency forward contracts:

		Contract		Contract			Unrealized
		Amount		Amount			Appreciation/
	Counterparty	Sold		Purchased			(Depreciation)

Foreign Currency Sale Contracts:

Canadian Dollar vs. U.S. Dollar, expiring 5/26/11	JPMorgan Chase Bank	CAD	1,320,000	USD	1,371,286	USD	(23,089)

Euro vs. U.S. Dollar, expiring 5/26/11	JPMorgan Chase Bank	EUR	56,480,000		81,722,042		(1,880,507)

Pound Sterling vs. U.S. Dollar, expiring 5/26/11	JPMorgan Chase Bank	GBP	39,000,000		63,431,472		(1,694,227)

Net unrealized depreciation on foreign currency forward contracts						USD	(3,597,823)

As of April 30, 2011, the Fund held the following foreign currencies:

	Currency		Cost				Value

Brazilian Real	BRL	123,950	USD	78,636			USD	78,789

Canadian Dollar	CAD	47,079		49,048				49,759

Euro	EUR	77,998		112,957				115,527

Japanese Yen (a)	JPY	(1)		0	(b	)		0	(b	)

Norwegian Krone	NOK	383,625		73,129				73,119

Pound Sterling	GBP	50,369		81,961				84,135

Swiss Franc	CHF	120,510		137,995				139,317

Total			USD	533,726			USD	540,646

(a)	Currency was overdrawn as of April 30, 2011.

(b)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of U.S. Government securities were $17,553 and $3,838, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $108,006 and $116,887, respectively.

42    MainStay Income Builder Fund

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	197,004	$3,224,148
Shares issued to shareholders in reinvestment of dividends	140,535	2,301,592
Shares redeemed	(700,350)	(11,433,423)

Net increase (decrease) in shares outstanding before conversion	(362,811)	(5,907,683)
Shares converted into Investor Class (See Note 1)	234,706	3,831,144
Shares converted from Investor Class (See Note 1)	(570,935)	(9,247,774)

Net increase (decrease)	(699,040)	$(11,324,313)

Year ended October 31, 2010:
Shares sold	269,030	$3,980,277
Shares issued to shareholders in reinvestment of dividends	419,736	6,123,130
Shares redeemed	(1,460,056)	(21,510,484)

Net increase (decrease) in shares outstanding before conversion	(771,290)	(11,407,077)
Shares converted into Investor Class (See Note 1)	620,638	9,166,706
Shares converted from Investor Class (See Note 1)	(537,045)	(8,004,721)

Net increase (decrease)	(687,697)	$(10,245,092)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	457,436	$7,490,110
Shares issued to shareholders in reinvestment of dividends	218,885	3,583,796
Shares redeemed	(1,166,665)	(19,019,951)

Net increase (decrease) in shares outstanding before conversion	(490,344)	(7,946,045)
Shares converted into Class A (See Note 1)	703,600	11,386,312
Shares converted from Class A (See Note 1)	(33,632)	(559,630)

Net increase (decrease)	179,624	$2,880,637

Year ended October 31, 2010:
Shares sold	633,963	$9,341,576
Shares issued to shareholders in reinvestment of dividends	608,065	8,870,850
Shares redeemed	(2,628,874)	(38,687,886)

Net increase (decrease) in shares outstanding before conversion	(1,386,846)	(20,475,460)
Shares converted into Class A (See Note 1)	841,510	12,520,687
Shares converted from Class A (See Note 1)	(97,123)	(1,477,723)
Shares converted from Class A (a)	(14,502)	(211,583)

Net increase (decrease)	(656,961)	$(9,644,079)

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	175,769	$2,880,770
Shares issued to shareholders in reinvestment of dividends	39,386	648,775
Shares redeemed	(332,087)	(5,440,390)

Net increase (decrease) in shares outstanding before conversion	(116,932)	(1,910,845)
Shares converted from Class B (See Note 1)	(332,466)	(5,410,052)

Net increase (decrease)	(449,398)	$(7,320,897)

Year ended October 31, 2010:
Shares sold	320,395	$4,739,788
Shares issued to shareholders in reinvestment of dividends	143,193	2,095,655
Shares redeemed	(805,011)	(11,888,593)

Net increase (decrease) in shares outstanding before conversion	(341,423)	(5,053,150)
Shares converted from Class B (See Note 1)	(825,665)	(12,204,949)

Net increase (decrease)	(1,167,088)	$(17,258,099)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	86,709	$1,414,776
Shares issued to shareholders in reinvestment of dividends	4,902	80,734
Shares redeemed	(48,887)	(803,168)

Net increase (decrease)	42,724	$692,342

Year ended October 31, 2010:
Shares sold	78,242	$1,161,750
Shares issued to shareholders in reinvestment of dividends	13,968	204,126
Shares redeemed	(123,353)	(1,820,970)

Net increase (decrease)	(31,143)	$(455,094)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,233,505	$20,320,220
Shares issued to shareholders in reinvestment of dividends	169,875	2,797,293
Shares redeemed	(1,348,885)	(22,155,648)

Net increase (decrease)	54,495	$961,865

Year ended October 31, 2010:
Shares sold	1,432,293	$21,131,102
Shares issued to shareholders in reinvestment of dividends	525,824	7,715,075
Shares redeemed	(5,040,461)	(75,176,590)

Net increase (decrease) in shares outstanding before conversion	(3,082,344)	(46,330,413)
Shares converted into Class I (a)	14,413	211,583

Net increase (decrease)	(3,067,931)	$(46,118,830)

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

mainstayinvestments.com    43

Notes to Financial Statements (unaudited) (continued)

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 10–Subsequent Event

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44    MainStay Income Builder Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreements between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) and Epoch Investment Partners, Inc. (“Epoch”) (each a “Subadvisor” and, collectively, the “Subadvisors”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and the Subadvisors as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and the Subadvisors in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and the Subadvisors at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and the Subadvisors on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields, and Epoch, as Subadvisors, and responses from New York Life Investments and Epoch to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and the Subadvisors; (ii) the investment performance of the Fund, New York Life Investments and the Subadvisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields, and by Epoch, as Subadvisors, from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and each Subadvisor

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing each Subadvisor’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’

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Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)

willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that each Subadvisor provides to the Fund. The Board evaluated each Subadvisor’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined each Subadvisor’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadvisor, and each Subadvisor’s overall legal and compliance environment. The Board also reviewed each Subadvisor’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and each Subadvisor’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and the Subadvisors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and each Subadvisor

The Board considered the costs of the services provided by New York Life Investments and the Subadvisors under the Agreements, and the profits realized by New York Life Investments, its affiliates and Epoch due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, and Epoch, as Subadvisors, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and the Subadvisors must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board considered representations from Epoch and New York Life Investments that the subadvisory fee paid by New York Life Investments to Epoch for services provided to the Fund was the result of arm’s-length negotiations. Because Epoch is not affiliated with New York Life Investments, and Epoch’s fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life

46    MainStay Income Builder Fund

Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments, its affiliates and Epoch due to their relationships with the Fund. The Board recognized, for example, the benefits to the Subadvisors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisors in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) and Epoch due to their relationships with the Fund supported the Board’s determination to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to the Subadvisors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and the Subadvisors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisors about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds

mainstayinvestments.com    47

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)

historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares and $500 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

48    MainStay Income Builder Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

mainstayinvestments.com    49

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23234 MS136-11	MSIB10-06/11
14

MainStay International Equity Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	15

Notes to Financial Statements	26

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	37

Proxy Voting Policies and Procedures and Proxy Voting Record	40

Shareholder Reports and Quarterly Portfolio Disclosure	40

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at
mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	1.78%	5.45%	2.29%	6.31%	1.75%
		Excluding sales charges	7.71	11.59	3.45	6.91	1.75

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1.98	5.74	2.47	6.40	1.44
		Excluding sales charges	7.91	11.89	3.63	7.00	1.44

Class B Shares	Maximum 5% CDSC	With sales charges	2.44	5.85	2.36	6.09	2.50
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	7.44	10.85	2.67	6.09	2.50

Class C Shares	Maximum 1% CDSC	With sales charges	6.34	9.85	2.68	6.08	2.50
	if Redeemed Within One Year of Purchase	Excluding sales charges	7.34	10.85	2.68	6.08	2.50

Class I Shares[4]	No Sales Charge		8.05	12.28	4.05	7.41	1.18

Class R1 Shares[4]	No Sales Charge		8.00	12.16	3.95	7.27	1.29

Class R2 Shares[4]	No Sales Charge		7.80	11.85	3.69	7.04	1.54

Class R3 Shares[5]	No Sales Charge		7.74	11.62	3.44	6.70	1.79

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect non-recurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these non-recurring reimbursements had not been made the total return (excluding sales charges) would have been 6.98% for Class A, 6.07% for Class B, 6.05% for Class C, 7.39% for Class I, 7.25% for Class R1, and 7.02% for Class R2 for the ten-year period ended April 30, 2011. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been lower.
5.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

MSCI EAFE® Index[6]	12.71%	19.18%	1.54%	5.29%

Average Lipper International Multi-Cap Core Fund[7]	11.66	19.88	1.90	6.72

6.	The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7.	The average Lipper international multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,077.10	$8.81	$1,016.30	$8.55

Class A Shares	$1,000.00	$1,079.10	$7.53	$1,017.60	$7.30

Class B Shares	$1,000.00	$1,074.40	$12.65	$1,012.60	$12.28

Class C Shares	$1,000.00	$1,073.40	$12.65	$1,012.60	$12.28

Class I Shares	$1,000.00	$1,080.50	$6.19	$1,018.80	$6.01

Class R1 Shares	$1,000.00	$1,080.00	$6.70	$1,018.30	$6.51

Class R2 Shares	$1,000.00	$1,078.00	$8.04	$1,017.10	$7.80

Class R3 Shares	$1,000.00	$1,077.40	$9.32	$1,015.80	$9.05

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.71% for Investor Class, 1.46% for Class A, 2.46% for Class B and Class C, 1.20% for Class I, 1.30% for Class R1, 1.56% for Class R2 and 1.81% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

Common Stocks	90.3
Other Assets, Less Liabilities	4.7
Warrants	4.2
Short-Term Investment	0.6
Futures Contracts Long	0.2

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	Roche Holding A.G., Genusscheine
2.	Tesco PLC
3.	Ryanair Holdings PLC Class A
4.	NTT DoCoMo, Inc.
5.	Nokia Oyj, Sponsored ADR

6.	Nintendo Co., Ltd.
7.	Man Group PLC
8.	Bouygues S.A.
9.	Deutsche Boerse A.G.
10.	Koninklijke Ahold N.V.

8    MainStay International Equity Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio manager Rupal J. Bhansali of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay International Equity Fund returned 7.71% for Investor Class shares, 7.91% for Class A shares, 7.44% for Class B shares and 7.34% for Class C shares for the six months ended April 30, 2011. Over the same period, the Fund’s Class I shares returned 8.05%, Class R1 shares returned 8.00%, Class R2 shares returned 7.80% and Class R3 shares returned 7.74%. All share classes underperformed the 11.66% return of the average Lipper1 international multi-cap core fund and the 12.71% return of the MSCI EAFE® Index2 for the six months ended April 30, 2011. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund employs a bottom-up investment approach, selecting stocks on their individual strengths rather than focusing on the underlying sectors or industries of those stocks or on general economic trends. Country allocations in the Fund are also the result of a bottom-up stock-selection process.

During the reporting period, international equity markets coped with unrest in Libya and elsewhere in the Middle East, a major earthquake and tsunami in Japan, and a widening divergence of economic conditions in countries on the periphery of the eurozone and those at its core. Throughout the reporting period, we remained focused on the analysis of individual business models and sought to invest in quality companies at reasonable valuations rather than base our decisions on market perceptions.

We attribute the Fund’s relative performance to many factors. First, security selection in the information technology, industrials and consumer discretionary sectors detracted from the Fund’s performance relative to the MSCI EAFE® Index. An underweight position in the materials sector also detracted, as did an overweight position in the information technology sector. While the Fund’s Japanese holdings provided positive absolute performance during the reporting period, they detracted from the Fund’s performance relative to the MSCI EAFE® Index.

On the positive side, stock selection in the utilities, health care and financials sectors contributed positively to the Fund’s rela-tive performance during the reporting period. In addition, an underweight position in the banking industry group helped the Fund’s relative performance.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund’s use of futures contracts added to performance. The Fund also held currency forwards3 that were used to mitigate any over- or underweight positions relative to the MSCI EAFE® Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the utilities, health care and financials sectors made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index, primarily because of strong stock selection. (Contributions take weightings and total returns into account.) During the reporting period, the weakest contributions to the Fund’s performance relative to the benchmark came from the information technology sector, where security selection suffered. Industrials also made a weak contribution because the Fund held an underweight position in the sector and stock selection was weak. The consumer discretionary and materials sectors also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution to the Fund’s absolute performance was Scottish & Southern Energy PLC. This U.K.-based integrated electric utility company benefited from rising earnings expectations and recent talk about other European utilities possibly seeking to acquire the company. Another strong contributor was Nobel Biocare, a company that develops and produces dental implants and dental prosthetics. Although the company’s earnings have failed to meet analysts’ expectations, the company’s sales and its margingrowth outlook for 2011 have improved. A third positive contributor was Roche Holding A.G., the Swiss pharmaceutical giant focused on medications to treat cardiovascular, infectious, autoimmune and respiratory diseases. The company’s shares have recently outperformed expectations. Roche Holding A.G. has 12 new drugs in its pipeline, which we believe represents one of the most promising pipelines in the industry.

On an absolute basis, the weakest contributor to the Fund’s performance was Nokia. The company makes a range of mobile devices with services and software to help people experience music, video, games and more. As the company’s market share has declined, so too have earnings expectations. On the upside, Nokia recently won a five-year maintenance deal with Shanghai

  1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the MSCI EAFE® Index.
3. A currency forward is a forward contract in the foreign exchange market that locks in the price at which an entity can buy or sell a currency on a future date.

mainstayinvestments.com    9

Unicom. Another detractor was Nintendo, a global developer, manufacturer and seller of video-game hardware and software. Nintendo’s shares have underperformed ahead of the anticipated next-generation game systems. Another detractor during the reporting period was Esprit, a Hong Kong-based apparel retailer. Although Esprit’s wholesale business has been weaker than the company’s retail business, a recent trend shows that the retail channel is strengthening.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund increased its exposure to the financials sector during the reporting period by adding to positions in Japan-based capital markets firm Daiwa Securities Group, Switzerland-based capital markets company Credit Suisse Group and Paris-based global commercial bank BNP Paribas. In our view, these com-panies represent the highest quality in the sector, which led us to increase the Fund’s allocations to those companies. In the services segment, the Fund increased its position in France-based construction & engineering company Bouygues.

The Fund either sold or trimmed a number of positions during the reporting period, including Canadian fast food company Tim Hortons, U.K.-based energy company Scottish & Southern Energy, Italian utility Snam Rete Gas and Spain-based biotechnology company Grifols. These holdings all performed well, and by the end of the reporting period, we felt that they were headed toward or had exceeded their respective intrinsic values.

How was the Fund positioned at the end of April 2011?

Industry, sector and regional weightings result from our rigorous bottom-up research on individual companies and do not reflect top-down economic, regional or industry group opinions. As of April 30, 2011, the Fund held overweight positions relative to the MSCI EAFE® Index in diversified financials, software, health care and transportation. As of the same date, the Fund was underweight in banks, materials and capital goods.

From a regional perspective, we increased the Fund’s exposure to Japan and other Asian nations. As a result, Fund weightings in these regions increased in relation to the Fund’s European holdings.

Effective May 31, 2011, Edward Ramos replaced Rupal J. Bhansali as a portfolio manager for the Fund. For more information regarding this portfolio management change, please refer to the relevant Prospectus supplement dated May 31, 2011.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay International Equity Fund

Portfolio of Investments††† April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 90.3%†

Australia 1.1%
BHP Billiton, Ltd., Sponsored ADR (Metals & Mining) (a)	53,400	$5,406,216

Belgium 1.8%
Belgacom S.A. (Diversified Telecommunication Services)	114,000	4,483,841
Mobistar S.A. (Wireless Telecommunication Services)	60,963	4,522,895

		9,006,736

Bermuda 2.1%
Esprit Holdings, Ltd. (Specialty Retail)	2,568,869	10,650,904

Brazil 1.3%
Cia Siderurgica Nacional S.A., Sponsored ADR (Metals & Mining) (a)	229,500	3,655,935
Vale S.A., Sponsored ADR (Metals & Mining) (a)	86,700	2,895,780

		6,551,715

Canada 0.2%
Great-West Lifeco, Inc. (Insurance)	27,800	800,666

Cayman Islands 0.4%
Longtop Financial Technologies, Ltd., ADR (Software) (a)(b)	85,800	1,935,648

Finland 4.1%
X Nokia Oyj, Sponsored ADR (Communications Equipment) (a)	1,976,100	18,239,403
Sampo Oyj (Insurance)	67,500	2,271,492

		20,510,895

France 7.6%
Alstom S.A. (Electrical Equipment)	83,300	5,539,136
BNP Paribas S.A. (Commercial Banks)	99,130	7,844,935
X Bouygues S.A. (Construction & Engineering)	312,500	15,559,019
Ipsen S.A. (Pharmaceuticals)	25,400	994,705
Neopost S.A. (Office Electronics)	29,035	2,770,395
Total S.A. (Oil, Gas & Consumable Fuels)	78,300	5,012,399

		37,720,589

Germany 5.1%
Allianz SE, ADR (Insurance) (a)	184,500	2,905,875
Allianz SE (Insurance)	13,900	2,188,503
X Deutsche Boerse A.G. (Diversified Financial Services)	174,600	14,507,955
Hannover Rueckversicherung A.G. (Insurance)	90,286	5,460,078

		25,062,411

Greece 1.8%
OPAP S.A. (Hotels, Restaurants & Leisure)	417,548	8,825,300

Hong Kong 2.0%
China Mobile, Ltd., Sponsored ADR (Wireless Telecommunication Services) (a)	219,500	10,116,755

Ireland 0.5%
Ryanair Holdings PLC, Sponsored ADR (Airlines) (a)	78,400	2,389,632

Italy 3.0%
Assicurazioni Generali S.p.A. (Insurance)	130,840	3,135,582
ENI S.p.A. (Oil, Gas & Consumable Fuels)	250,100	6,686,363
MediaSet S.p.A. (Media)	742,150	4,942,163

		14,764,108

Japan 20.0%
Astellas Pharma, Inc. (Pharmaceuticals)	67,700	2,578,968
Capcom Co., Ltd. (Software)	211,300	3,904,810
Daiwa Securities Group, Inc. (Capital Markets)	1,925,900	8,262,506
Hirose Electric Co., Ltd. (Electronic Equipment & Instruments)	29,400	3,044,566
Japan Tobacco, Inc. (Tobacco)	1,686	6,526,586
X Nintendo Co., Ltd. (Software)	76,970	18,190,408
Nissin Foods Holdings Co., Ltd. (Food Products)	192,300	6,799,191
X NTT DoCoMo, Inc. (Wireless Telecommunication Services)	10,404	19,149,568
Sankyo Co., Ltd. (Leisure Equipment & Products)	123,900	6,400,062
Shin-Etsu Chemical Co., Ltd. (Chemicals)	99,000	5,126,056
Shizuoka Bank, Ltd. (The) (Commercial Banks)	155,500	1,410,935
Square Enix Holdings Co., Ltd. (Software)	216,100	3,575,248
Suruga Bank, Ltd. (Commercial Banks)	349,200	2,905,874
Toyota Motor Corp., Sponsored ADR (Automobiles) (a)	80,900	6,446,112
Toyota Motor Corp. (Automobiles)	114,000	4,539,481

		98,860,371

Netherlands 2.8%
X Koninklijke Ahold N.V. (Food & Staples Retailing)	997,500	14,004,722

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Norway 0.4%
StatoilHydro ASA (Oil, Gas & Consumable Fuels)	60,100	$1,758,348

Spain 3.8%
Enagas (Gas Utilities)	341,300	8,444,654
Gestevision Telecinco S.A. (Media) (b)	413,300	4,644,453
Indra Sistemas S.A. (IT Services)	246,600	5,595,655

		18,684,762

Switzerland 14.8%
Actelion, Ltd. Registered (Biotechnology) (b)	144,700	8,523,081
Credit Suisse Group A.G., Sponsored ADR (Capital Markets) (a)	233,500	10,621,915
Nestle S.A. Registered (Food Products)	120,800	7,499,376
Nobel Biocare Holding A.G. (Health Care Equipment & Supplies) (b)	402,600	8,940,978
X Roche Holding A.G., Genusscheine (Pharmaceuticals)	181,025	29,361,627
UBS A.G. (Capital Markets) (b)	402,700	8,054,000

		73,000,977

United Kingdom 17.5%
Barclays PLC (Commercial Banks)	688,800	3,247,966
easyJet PLC (Airlines) (b)	103,600	602,208
Johnson Matthey PLC (Chemicals)	337,700	11,298,465
Lloyds TSB Group PLC (Commercial Banks) (b)	6,853,144	6,782,435
X Man Group PLC (Capital Markets)	4,131,600	17,232,339
Royal Dutch Shell PLC Class A, ADR (Oil, Gas & Consumable Fuels) (a)	146,500	11,350,820
Scottish & Southern Energy PLC (Electric Utilities)	587,600	13,328,736
X Tesco PLC (Food & Staples Retailing)	3,349,135	22,575,503

		86,418,472

Total Common Stocks (Cost $420,838,754)		446,469,227

	Number of
	Warrants
Warrants 4.2%

Ireland 4.2%
X Ryanair Holdings PLC Class A Strike Price €0.000001 Expires 4/3/18 (Airlines) (c)	4,185,220	20,809,839

Total Warrants (Cost $18,706,975)		20,809,839

	Principal
	Amount	Value
Short-Term Investment 0.6%

Repurchase Agreement 0.6%

United States 0.6%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $2,871,176 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $2,930,000 and a Market Value of $2,929,984) (Capital Markets)	$2,871,174	$2,871,174

Total Short-Term Investment (Cost $2,871,174)		2,871,174

Total Investments (Cost $442,416,903) (f)	95.1%	470,150,240
Other Assets, Less Liabilities	4.9	24,343,188

Net Assets	100.0%	$494,493,428

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (e)
Futures Contracts 0.2%

EURO STOXX 50 Index June 2011 (10 Year) (d)	606	$1,434,409
FTSE 100 Index June 2011 (10 Year) (d)	126	567,897
Topix Index June 2011 (10 Year) (d)	109	(1,173,093)

Total Futures Contracts (Settlement Value $50,617,978)		$829,213

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)	ADR—American Depositary Receipt.
(b)	Non-income producing security.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)	At April 30, 2011, cash in the amount of $3,543,124 is on deposit with the broker for futures transactions.
(e)	Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2011.

12 MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(f)	At April 30, 2011, cost is $444,800,083 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$46,190,204
Gross unrealized depreciation	(20,840,047)

Net unrealized appreciation	$25,350,157

The following abbreviations are used in the above portfolio:

€ — Euro

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$446,469,227	$—	$—	$446,469,227
Warrants	20,809,839	—	—	20,809,839
Short-Term Investment
Repurchase Agreement	—	2,871,174	—	2,871,174

Total Investments in Securities	$467,279,066	$2,871,174	$—	$470,150,240

Other Financial Instruments
Futures Contracts Long (b)	2,002,306	—	—	2,002,306
Foreign Currency Forward Contracts (c)	—	69,017	—	69,017

Total Investments in Securities and Other Financial Instruments	$469,281,372	$2,940,191	$—	$472,221,563

Liability Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments
Futures Contracts Long (b)	$(1,173,093)	$—	$—	$(1,173,093)
Foreign Currency Forward Contracts (c)	—	(920,386)	—	(920,386)

Total Other Financial Instruments	$(1,173,093)	$(920,386)	$—	$(2,093,479)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the table of foreign currency forward contracts. (see Note 5)

At October 31, 2010 and April 30, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 for value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification

	Value	Percent †
Airlines	$23,801,679	4.8%
Automobiles	10,985,593	2.2
Biotechnology	8,523,081	1.7
Capital Markets	47,041,934	9.5
Chemicals	16,424,521	3.3
Commercial Banks	22,192,145	4.5
Communications Equipment	18,239,403	3.7
Construction & Engineering	15,559,019	3.2
Diversified Financial Services	14,507,955	2.9
Diversified Telecommunication Services	4,483,841	0.9
Electric Utilities	13,328,736	2.7
Electrical Equipment	5,539,136	1.1
Electronic Equipment & Instruments	3,044,566	0.6
Food & Staples Retailing	36,580,225	7.4
Food Products	14,298,567	2.9
Gas Utilities	8,444,654	1.7
Health Care Equipment & Supplies	8,940,978	1.8
Hotels, Restaurants & Leisure	8,825,300	1.8
Insurance	16,762,196	3.4
IT Services	5,595,655	1.1
Leisure Equipment & Products	6,400,062	1.3
Media	9,586,616	2.0
Metals & Mining	11,957,931	2.4
Office Electronics	2,770,395	0.6
Oil, Gas & Consumable Fuels	24,807,930	5.0
Pharmaceuticals	32,935,300	6.7
Software	27,606,114	5.6
Specialty Retail	10,650,904	2.2
Tobacco	6,526,586	1.3
Wireless Telecommunication Services	33,789,218	6.8

	470,150,240	95.1
Other Assets, Less Liabilities	24,343,188	4.9

Net Assets	$494,493,428	100.0%

†	Percentages indicated are based on Fund net assets.

14 MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $442,416,903)	$470,150,240
Cash denominated in foreign currencies (identified cost $18,008,556)	18,984,070
Foreign cash collateral on deposit at broker (identified cost $3,409,224) (See Note 5)	3,543,124
Receivables:
Dividends and interest	3,323,371
Fund shares sold	494,839
Variation margin on futures contracts	55,260
Other assets	71,621
Unrealized appreciation on foreign currency forward contracts	69,017

Total assets	496,691,542

Liabilities
Payables:
Fund shares redeemed	494,571
Manager (See Note 3)	367,760
Transfer agent (See Note 3)	185,101
NYLIFE Distributors (See Note 3)	74,458
Shareholder communication	70,290
Professional fees	43,349
Custodian	31,573
Variation margin on futures contracts	6,186
Trustees	2,835
Accrued expenses	1,605
Unrealized depreciation on foreign currency forward contracts	920,386

Total liabilities	2,198,114

Net assets	$494,493,428

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$374,976
Additional paid-in capital	522,076,175

522,451,151
Undistributed net investment income	2,139,512
Accumulated net realized gain (loss) on investments, futures transactions, written option transactions and foreign currency transactions	(58,965,823)
Net unrealized appreciation (depreciation) on investments and futures contracts	28,562,550
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	306,038

Net assets	$494,493,428

Investor Class
Net assets applicable to outstanding shares	$41,759,940

Shares of beneficial interest outstanding	3,148,989

Net asset value per share outstanding	$13.26
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$14.03

Class A
Net assets applicable to outstanding shares	$114,666,993

Shares of beneficial interest outstanding	8,652,604

Net asset value per share outstanding	$13.25
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$14.02

Class B
Net assets applicable to outstanding shares	$29,895,302

Shares of beneficial interest outstanding	2,439,251

Net asset value and offering price per share outstanding	$12.26

Class C
Net assets applicable to outstanding shares	$19,589,999

Shares of beneficial interest outstanding	1,598,041

Net asset value and offering price per share outstanding	$12.26

Class I
Net assets applicable to outstanding shares	$266,038,172

Shares of beneficial interest outstanding	19,959,867

Net asset value and offering price per share outstanding	$13.33

Class R1
Net assets applicable to outstanding shares	$5,850,635

Shares of beneficial interest outstanding	441,702

Net asset value and offering price per share outstanding	$13.25

Class R2
Net assets applicable to outstanding shares	$14,997,588

Shares of beneficial interest outstanding	1,129,082

Net asset value and offering price per share outstanding	$13.28

Class R3
Net assets applicable to outstanding shares	$1,694,799

Shares of beneficial interest outstanding	128,021

Net asset value and offering price per share outstanding	$13.24

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$7,106,921
Interest	9,524

Total income	7,116,445

Expenses
Manager (See Note 3)	2,347,934
Transfer agent (See Note 3)	547,457
Distribution/Service—Investor Class (See Note 3)	49,640
Distribution/Service—Class A (See Note 3)	131,805
Distribution/Service—Class B (See Note 3)	149,639
Distribution/Service—Class C (See Note 3)	94,667
Distribution/Service—Class R2 (See Note 3)	16,121
Distribution/Service—Class R3 (See Note 3)	2,808
Custodian	90,159
Shareholder communication	75,460
Registration	63,422
Professional fees	60,735
Shareholder service (See Note 3)	10,158
Trustees	8,179
Miscellaneous	17,942

Total expenses	3,666,126

Net investment income (loss)	3,450,319

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	23,478,963
Futures transactions	3,649,003
Foreign currency transactions	138,146

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	27,266,112

Net change in unrealized appreciation (depreciation) on:
Investments	7,733,509
Futures contracts	88,351
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,029,616)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	6,792,244

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	34,058,356

Net increase (decrease) in net assets resulting from operations	$37,508,675

(a)	Dividends recorded net of foreign withholding taxes in the amount of $637,628.

16 MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,450,319	$13,230,874
Net realized gain (loss) on investments, futures transactions, written option transactions and foreign currency transactions	27,266,112	20,473,721
Net change in unrealized appreciation (depreciation) on investments, written options, futures contracts and foreign currency translations	6,792,244	682,039

Net increase (decrease) in net assets resulting from operations	37,508,675	34,386,634

Dividends to shareholders:
From net investment income:
Investor Class	(1,105,398)	(1,038,451)
Class A	(3,107,424)	(3,373,550)
Class B	(672,597)	(746,981)
Class C	(420,464)	(413,731)
Class I	(10,291,930)	(12,028,290)
Class R1	(195,343)	(171,522)
Class R2	(322,439)	(235,960)
Class R3	(25,620)	(8,861)

Total dividends to shareholders	(16,141,215)	(18,017,346)

Capital share transactions:
Net proceeds from sale of shares	58,753,487	148,463,186
Net asset value of shares issued to shareholders in reinvestment of dividends	14,106,927	14,768,171
Cost of shares redeemed	(185,537,706)	(207,005,556	)(a)

Increase (decrease) in net assets derived from capital share transactions	(112,677,292)	(43,774,199)

Net increase (decrease) in net assets	(91,309,832)	(27,404,911)

Net Assets
Beginning of period	585,803,260	613,208,171

End of period	$494,493,428	$585,803,260

Undistributed net investment income at end of period	$2,139,512	$14,830,408

(a)	Cost of shares redeemed net of redemption fees of $24,691 for the year ended October 31, 2010. (See Note 2 (M)).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Investor Class
						February 28,
	Six months					2008**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010		2009	2008
Net asset value at beginning of period	$12.66		$12.24		$10.96	$14.70

Net investment income (loss) (a)	0.07		0.22	(b)	0.23	0.36
Net realized and unrealized gain (loss) on investments	0.90		0.44		1.73	(4.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.08		0.18	0.21

Total from investment operations	0.95		0.74		2.14	(3.74)

Less dividends:
From net investment income	(0.35)		(0.32)		(0.86)	—

Redemption fee (a)(c)	—		0.00	‡	0.00 ‡	0.00	‡

Net asset value at end of period	$13.26		$12.66		$12.24	$10.96

Total investment return (d)	7.71	%(e)	6.11%		21.20%	(25.44	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13	%††	1.82	%(b)	2.19%	3.91	% ††
Net expenses	1.71	%††	1.75%		1.71%	1.70	% ††
Expenses (before waiver/reimbursement)	1.71	%††	1.75%		1.86%	1.73	% ††
Portfolio turnover rate	9%		54%		88%	82%
Net assets at end of period (in 000’s)	$41,760		$39,843		$39,969	$35,429

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

18 MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009	2008	2007	2006
Net asset value at beginning of period	$12.66		$12.24		$10.97	$18.09	$16.69	$13.53

Net investment income (loss) (a)	0.09		0.25	(b)	0.26	0.41	0.22	0.24
Net realized and unrealized gain (loss) on investments	0.90		0.44		1.73	(6.10)	2.54	3.65	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.08		0.18	0.30	(0.17)	(0.10)

Total from investment operations	0.97		0.77		2.17	(5.39)	2.59	3.79

Less dividends and distributions:
From net investment income	(0.38)		(0.35)		(0.90)	(0.05)	(0.07)	(0.04)
From net realized gain on investments	—		—		—	(1.68)	(1.12)	(0.59)

Total dividends and distributions	(0.38)		(0.35)		(0.90)	(1.73)	(1.19)	(0.63)

Redemption fee (a)(d)	—		0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$13.25		$12.66		$12.24	$10.97	$18.09	$16.69

Total investment return (f)	7.91	%(g)	6.31%		21.57%	(32.67%)	16.30%	29.11	%(c)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43	%††	2.11	%(b)	2.40%	2.79%	1.25%	1.65%
Net expenses	1.46	%††	1.44%		1.39%	1.47%	1.58%	1.62%
Expenses (before waiver/reimbursement)	1.46	%††	1.44%		1.42%	1.47%	1.55%	1.67	%(e)
Portfolio turnover rate	9%		54%		88%	82%	49%	50%
Net assets at end of period (in 000’s)	$114,667		$104,169		$117,023	$63,470	$186,738	$145,964

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(f)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(g)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009	2008	2007	2006
Net asset value at beginning of period	$11.67		$11.33		$10.17	$16.99	$15.78	$12.88

Net investment income (loss) (a)	0.02		0.12	(b)	0.14	0.28	0.09	0.15
Net realized and unrealized gain (loss) on investments	0.85		0.39		1.61	(5.70)	2.40	3.43	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.07		0.16	0.28	(0.16)	(0.09)

Total from investment operations	0.85		0.58		1.91	(5.14)	2.33	3.49

Less dividends and distributions:
From net investment income	(0.26)		(0.24)		(0.75)	—	—	—
From net realized gain on investments	—		—		—	(1.68)	(1.12)	(0.59)

Total dividends and distributions	(0.26)		(0.24)		(0.75)	(1.68)	(1.12)	(0.59)

Redemption fee (a)(d)	—		0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$12.26		$11.67		$11.33	$10.17	$16.99	$15.78

Total investment return (f)	7.44	%(g)	5.17%		20.31%	(33.36%)	15.48%	28.13	%(c)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33	%††	1.04	%(b)	1.41%	2.10%	0.52%	1.11%
Net expenses	2.46	%††	2.50%		2.46%	2.40%	2.35%	2.37%
Expenses (before waiver/reimbursement)	2.46	%††	2.50%		2.62%	2.42%	2.30%	2.41	%(e)
Portfolio turnover rate	9%		54%		88%	82%	49%	50%
Net assets at end of period (in 000’s)	$29,895		$31,314		$36,397	$37,098	$76,081	$67,150

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(f)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(g)	Total investment return is not annualized.

20 MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009	2008	2007	2006
Net asset value at beginning of period	$11.68		$11.32		$10.17	$16.98	$15.77	$12.87

Net investment income (loss) (a)	0.02		0.12	(b)	0.13	0.29	0.09	0.13
Net realized and unrealized gain (loss) on investments	0.84		0.41		1.61	(5.69)	2.40	3.45	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.07		0.16	0.27	(0.16)	(0.09)

Total from investment operations	0.84		0.60		1.90	(5.13)	2.33	3.49

Less dividends and distributions:
From net investment income	(0.26)		(0.24)		(0.75)	—	—	—
From net realized gain on investments	—		—		—	(1.68)	(1.12)	(0.59)

Total dividends and distributions	(0.26)		(0.24)		(0.75)	(1.68)	(1.12)	(0.59)

Redemption fee (a)(d)	—		0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$12.26		$11.68		$11.32	$10.17	$16.98	$15.77

Total investment return (f)	7.34	%(g)	5.23%		20.32%	(33.32%)	15.49%	28.15	%(c)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37	%††	1.09	%(b)	1.34%	2.12%	0.53%	0.91%
Net expenses	2.46	%††	2.50%		2.46%	2.39%	2.33%	2.37%
Expenses (before waiver/reimbursement)	2.46	%††	2.50%		2.60%	2.41%	2.30%	2.42	%(e)
Portfolio turnover rate	9%		54%		88%	82%	49%	50%
Net assets at end of period (in 000’s)	$19,590		$19,242		$19,079	$10,976	$25,677	$17,026

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(f)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(g)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009	2008	2007	2006
Net asset value at beginning of period	$12.75		$12.33		$11.05	$18.23	$16.79	$13.60

Net investment income (loss) (a)	0.09		0.29	(b)	0.29	0.50	0.31	0.33
Net realized and unrealized gain (loss) on investments	0.93		0.43		1.75	(6.16)	2.56	3.66	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.08		0.18	0.30	(0.16)	(0.10)

Total from investment operations	1.00		0.80		2.22	(5.36)	2.71	3.89

Less dividends and distributions:
From net investment income	(0.42)		(0.38)		(0.94)	(0.14)	(0.15)	(0.11)
From net realized gain on investments	—		—		—	(1.68)	(1.12)	(0.59)

Total dividends and distributions	(0.42)		(0.38)		(0.94)	(1.82)	(1.27)	(0.70)

Redemption fee (a)(d)	—		0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$13.33		$12.75		$12.33	$11.05	$18.23	$16.79

Total investment return (f)	8.05	%(g)	6.61%		22.01%	(32.44%)	16.96%	29.94	%(c)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49	%††	2.40	%(b)	2.70%	3.48%	1.80%	2.22%
Net expenses	1.20	%††	1.18%		1.08%	1.03%	1.03%	1.01%
Expenses (before reimbursement/waiver)	1.20	%††	1.18%		1.17%	1.05%	1.02%	1.08	%(e)
Portfolio turnover rate	9%		54%		88%	82%	49%	50%
Net assets at end of period (in 000’s)	$266,038		$373,332		$387,245	$371,975	$631,206	$520,233

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(f)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(g)	Total investment return is not annualized.

22 MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009	2008	2007	2006
Net asset value at beginning of period	$12.67		$12.25		$10.98	$18.13	$16.71	$13.54

Net investment income (loss) (a)	0.10		0.27	(b)	0.28	0.49	0.29	0.32
Net realized and unrealized gain (loss) on investments	0.90		0.44		1.74	(6.13)	2.55	3.64	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.08		0.18	0.30	(0.16)	(0.10)

Total from investment operations	0.98		0.79		2.20	(5.34)	2.68	3.86

Less dividends and distributions:
From net investment income	(0.40)		(0.37)		(0.93)	(0.13)	(0.14)	(0.10)
From net realized gain on investments	—		—		—	(1.68)	(1.12)	(0.59)

Total dividends and distributions	(0.40)		(0.37)		(0.93)	(1.81)	(1.26)	(0.69)

Redemption fee (a)(d)	—		0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$13.25		$12.67		$12.25	$10.98	$18.13	$16.71

Total investment return (f)	8.00	%(g)	6.58%		21.89%	(32.53%)	16.88%	29.76	%(c)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53	%††	2.30	%(b)	2.58%	3.40%	1.68%	2.19%
Net expenses	1.30	%††	1.29%		1.19%	1.13%	1.13%	1.12%
Expenses (before waiver/reimbursement)	1.30	%††	1.29%		1.27%	1.15%	1.12%	1.17	%(e)
Portfolio turnover rate	9%		54%		88%	82%	49%	50%
Net assets at end of period (in 000’s)	$5,851		$6,225		$5,348	$2,755	$4,158	$3,893

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(f)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(g)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Financial Highlights selected per share data and ratios

	Class R2
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009	2008	2007	2006
Net asset value at beginning of period	$12.69		$12.27		$10.99	$18.14	$16.72	$13.55

Net investment income (loss) (a)	0.09		0.25	(b)	0.16	0.46	0.24	0.31
Net realized and unrealized gain (loss) on investments	0.89		0.43		1.82	(6.14)	2.57	3.62	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.08		0.19	0.30	(0.16)	(0.10)

Total from investment operations	0.96		0.76		2.17	(5.38)	2.65	3.83

Less dividends and distributions:
From net investment income	(0.37)		(0.34)		(0.89)	(0.09)	(0.11)	(0.07)
From net realized gain on investments	—		—		—	(1.68)	(1.12)	(0.59)

Total dividends and distributions	(0.37)		(0.34)		(0.89)	(1.77)	(1.23)	(0.66)

Redemption fee (a)(d)	—		0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$13.28		$12.69		$12.27	$10.99	$18.14	$16.72

Total investment return (f)	7.80	%(g)	6.32%		21.53%	(32.63%)	16.49%	29.53	%(c)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40	%††	2.09	%(b)	1.39%	3.24%	1.38%	2.07%
Net expenses	1.56	%††	1.54%		1.50%	1.38%	1.38%	1.37%
Expenses (before waiver/reimbursement)	1.56	%††	1.54%		1.54%	1.40%	1.37%	1.42	%(e)
Portfolio turnover rate	9%		54%		88%	82%	49%	50%
Net assets at end of period (in 000’s)	$14,998		$10,942		$7,826	$274	$358	$289

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(f)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(g)	Total investment return is not annualized.

24 MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
								April 28,
	Six months							2006**
	ended							through
	April 30,		Year ended October 31,					October 31,
	2011*		2010		2009	2008	2007	2006
Net asset value at beginning of period	$12.64		$12.24		$10.95	$18.10	$16.70	$15.26

Net investment income (loss) (a)	0.09		0.24	(b)	0.26	0.42	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.88		0.41		1.72	(6.13)	2.64	1.35	(c)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.07		0.17	0.30	(0.17)	(0.04)

Total from investment operations	0.95		0.72		2.15	(5.41)	2.60	1.44

Less dividends and distributions:
From net investment income	(0.35)		(0.32)		(0.86)	(0.06)	(0.08)	—
From net realized gain on investments	—		—		—	(1.68)	(1.12)	—

Total dividends and distributions	(0.35)		(0.32)		(0.86)	(1.74)	(1.20)	—

Redemption fee (a)(d)	—		0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$13.24		$12.64		$12.24	$10.95	$18.10	$16.70

Total investment return (e)	7.74	%(f)	5.99%		21.31%	(32.86%)	16.35%	9.44	%(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49	%††	2.00	%(b)	2.45%	2.93%	0.76%	1.60	%††
Net expenses	1.81	%††	1.79%		1.69%	1.63%	1.63%	1.59	%††
Expenses (before waiver/reimbursement)	1.81	%††	1.79%		1.77%	1.65%	1.62%	1.70	%††(g)
Portfolio turnover rate	9%		54%		88%	82%	49%	50%
Net assets at end of period (in 000’s)	$1,695		$737		$322	$37	$57	$11

*	Unaudited.
**	Commencement of operations.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(d)	The redemption fee was discontinued as of April 1, 2010.
(e)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(f)	Total investment return is not annualized.
(g)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay International Equity Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values

26    MainStay International Equity Fund

may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the

mainstayinvestments.com    27

Notes to Financial Statements (unaudited) (continued)

respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Purchased and Written Options. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer’s owning the underlying security throughout the option period. A call option may also be covered by the call writer’s maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. As of April 30, 2011, the Fund did not hold purchased or written options.

(I) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into futures contracts for hedging purposes and market exposure.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures

28    MainStay International Equity Fund

positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund invests in futures contracts to reduce the Fund’s return volatility.

(J) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. (See Note 5.)

(K) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(M) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or

mainstayinvestments.com    29

Notes to Financial Statements (unaudited) (continued)

distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the fiscal year ended October 31, 2010.

(N) Concentration of Risk. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(O) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

		Foreign
	Statement of	Exchange	Equity
	Assets and Liabilities	Contracts	Contracts
	Location	Risk	Risk	Total

Warrants	Investments in securities, at value	$—	$20,809,839	$20,809,839
Futures Contracts	Net Assets—Unrealized appreciation (depreciation) on investments and futures contracts (a)	—	2,002,306	2,002,306
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	69,017	—	69,017

Total Fair Value		$69,017	$22,812,145	$22,881,162

Liability Derivatives

		Foreign
	Statement of	Exchange	Equity
	Assets and Liabilities	Contracts	Contracts
	Location	Risk	Risk	Total

Futures Contracts	Net Assets—Unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(1,173,093)	$(1,173,093)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(920,386)	—	(920,386)

Total Fair Value		$(920,386)	$(1,173,093)	$(2,093,479)

(a)	Includes cumulative depreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

30    MainStay International Equity Fund

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows:

Realized Gain (Loss)

		Foreign
	Statements of	Exchange	Equity
	Operations	Contracts	Contracts
	Location	Risk	Risk	Total

Purchased Options	Net realized gain (loss) on security transactions	$—	$(64,512)	$(64,512)
Rights	Net realized gain (loss) on security transactions	—	344,402	344,402
Futures Contracts	Net realized gain (loss) on futures contracts	—	3,649,003	3,649,003
Forward Contracts	Net realized gain (loss) on foreign currency transactions:	(667,289)	—	(667,289)

Total Realized Gain (Loss)		$(667,289)	$3,928,893	$3,261,604

Change in Unrealized Appreciation (Depreciation)

		Foreign
	Statements of	Exchange	Equity
	Operations	Contracts	Contracts
	Location	Risk	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$(3,229,893)	$(3,229,893)
Futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	88,351	88,351
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,680,303)	—	(1,680,303)

Total Change in Unrealized Appreciation (Depreciation)		$(1,680,303)	$(3,141,542)	$(4,821,845)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign
	Exchange	Equity
	Contracts	Contracts
	Risk	Risk	Total

Purchased Option (2)		336	336
Rights (2)		553,062	553,062
Warrants (2)		4,185,220	4,185,220
Futures Contracts (2)	—	903	903
Forward Contracts Long (3)	$54,575,096		$54,575,096
Forward Contracts Short (3)	$(54,575,096)	—	$(54,575,096)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.90% up to $500 million and 0.85% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.92% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do

mainstayinvestments.com    31

Notes to Financial Statements (unaudited) (continued)

not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $2,347,934.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution, Service and Shareholder Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Class R1	$3,148

Class R2	6,448

Class R3	562

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $8,909 and $10,634, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $32, $23,099 and $2,677, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$84,728

Class A	88,828

Class B	63,919

Class C	40,414

Class I	252,474

Class R1	5,300

Class R2	10,847

Class R3	947

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$262	0.0	%‡

Class C	165	0.0	‡

Class I	60,951,741	22.9

Class R1	1,716	0.0	‡

Class R2	1,690	0.0	‡

Class R3	11,842	0.7

‡ Less than one-tenth of a percent.

32    MainStay International Equity Fund

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $7,763. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $83,550,841 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$29,857
2017	53,694

Total	$83,551

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statement of Changes in Net Assets was as follows:

2010

Distributions paid from:
Ordinary Income	$18,017,346

Note 5–Foreign Currency Forward Contracts and Foreign Currency Transactions

As of April 30, 2011, the Fund held the following foreign currency forward contracts:

		Contract		Contract			Unrealized
		Amount		Amount			Appreciation/
	Counterparty	Sold		Purchased			(Depreciation)

Foreign Currency Sale Contracts:

Japanese Yen vs. Australian Dollar, expiring 7/11/11	HSBC Bank USA	JPY	398,668,520	AUD	4,520,000	USD	(5,202)

Japanese Yen vs. Norwegian Krone, expiring 6/6/11	HSBC Bank USA	JPY	124,416,228	NOK	8,427,000		69,017

Swiss Franc vs. Japanese Yen, expiring 5/10/11	HSBC Bank USA	CHF	4,590,000	JPY	392,642,370		(465,933)

Swiss Franc vs. Pound Sterling, expiring 5/27/11	JPMorgan Chase Bank	CHF	2,710,000	GBP	1,758,884		(196,292)

Swiss Franc vs. Pound Sterling, expiring 7/13/11	HSBC Bank USA	CHF	3,890,000	GBP	2,605,370		(151,054)

Swiss Franc vs. Swedish Krona, expiring 6/1/11	HSBC Bank USA	CHF	15,358,000	SEK	106,848,678		(101,905)

Net unrealized depreciation on foreign currency forward contracts						USD	(851,369)

mainstayinvestments.com    33

Notes to Financial Statements (unaudited) (continued)

As of April 30, 2011, the Fund held the following foreign currencies:

	Currency		Cost			Value

Australian Dollar	AUD	2,153,428	USD	2,140,293		USD	2,360,371

Canadian Dollar	CAD	27,876		28,500			29,463

Euro	EUR	4,733,371		6,792,059	(a)		7,010,833	(a)

Hong Kong Dollar	HKD	2,725		351			351

Japanese Yen	JPY	434,270,432		5,142,850	(a)		5,353,761	(a)

Norwegian Krone	NOK	9,023,505		1,631,470			1,719,877

Pound Sterling	GBP	3,002,466		4,733,228	(a)		5,015,169	(a)

Singapore Dollar	SGD	32,658		25,904			26,681

Swedish Krona	SEK	2,757,671		392,113			456,383

Swiss Franc	CHF	479,474		531,012			554,305

Total			USD	21,417,780		USD	22,527,194

(a)	A portion of this amount is segregated as collateral for futures contracts.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $46,508 and $165,019, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	148,635	$1,885,278
Shares issued to shareholders in reinvestment of dividends	88,905	1,097,974
Shares redeemed	(264,989)	(3,359,104)

Net increase (decrease) in shares outstanding before conversion	(27,449)	(375,852)
Shares converted into Investor Class (See Note 1)	100,230	1,269,714
Shares converted from Investor Class (See Note 1)	(71,988)	(890,495)

Net increase (decrease)	793	$3,367

Year ended October 31, 2010:
Shares sold	262,880	$3,176,295
Shares issued to shareholders in reinvestment of dividends	84,216	1,031,647
Shares redeemed	(605,885)	(7,225,258)

Net increase (decrease) in shares outstanding before conversion	(258,789)	(3,017,316)
Shares converted into Investor Class (See Note 1)	225,549	2,702,090
Shares converted from Investor Class (See Note 1)	(83,487)	(1,015,195)

Net increase (decrease)	(116,727)	$(1,330,421)

34    MainStay International Equity Fund

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,309,071	$16,686,904
Shares issued to shareholders in reinvestment of dividends	215,220	2,653,656
Shares redeemed	(1,198,747)	(15,176,222)

Net increase (decrease) in shares outstanding before conversion	325,544	4,164,338
Shares converted into Class A (See Note 1)	111,776	1,372,810
Shares converted from Class A (See Note 1)	(10,162)	(127,741)

Net increase (decrease)	427,158	$5,409,407

Year ended October 31, 2010:
Shares sold	2,517,126	$30,522,416
Shares issued to shareholders in reinvestment of dividends	234,250	2,862,540
Shares redeemed	(3,771,494)	(44,406,529)

Net increase (decrease) in shares outstanding before conversion	(1,020,118)	(11,021,573)
Shares converted into Class A (See Note 1)	199,980	2,405,187
Shares converted from Class A (See Note 1)	(52,650)	(644,178)
Shares converted from Class A (a)	(458,901)	(5,387,502)

Net increase (decrease)	(1,331,689)	$(14,648,066)

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	129,118	$1,514,446
Shares issued to shareholders in reinvestment of dividends	55,069	629,984
Shares redeemed	(286,804)	(3,362,500)

Net increase (decrease) in shares outstanding before conversion	(102,617)	(1,218,070)
Shares converted from Class B (See Note 1)	(140,319)	(1,624,288)

Net increase (decrease)	(242,936)	$(2,842,358)

Year ended October 31, 2010:
Shares sold	302,160	$3,373,463
Shares issued to shareholders in reinvestment of dividends	61,310	697,097
Shares redeemed	(582,168)	(6,400,715)

Net increase (decrease) in shares outstanding before conversion	(218,698)	(2,330,155)
Shares converted from Class B (See Note 1)	(312,717)	(3,447,904)

Net increase (decrease)	(531,415)	$(5,778,059)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	161,601	$1,897,501
Shares issued to shareholders in reinvestment of dividends	26,446	302,804
Shares redeemed	(237,887)	(2,783,152)

Net increase (decrease)	(49,840)	$(582,847)

Year ended October 31, 2010:
Shares sold	496,946	$5,608,311
Shares issued to shareholders in reinvestment of dividends	28,179	320,677
Shares redeemed	(562,111)	(6,195,553)

Net increase (decrease)	(36,986)	$(266,565)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	2,379,325	$30,307,984
Shares issued to shareholders in reinvestment of dividends	721,480	8,939,145
Shares redeemed	(12,420,514)	(157,505,545)

Net increase (decrease)	(9,319,709)	$(118,258,416)

Year ended October 31, 2010:
Shares sold	8,029,733	$97,871,809
Shares issued to shareholders in reinvestment of dividends	772,194	9,482,538
Shares redeemed	(11,397,225)	(138,274,309)

Net increase (decrease) in shares outstanding before conversion	(2,595,298)	(30,919,962)
Shares converted into Class I (a)	456,568	5,387,502

Net increase (decrease)	(2,138,730)	$(25,532,460)

Class R1	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	83,496	$1,072,741
Shares issued to shareholders in reinvestment of dividends	15,410	189,846
Shares redeemed	(148,726)	(1,892,824)

Net increase (decrease)	(49,820)	$(630,237)

Year ended October 31, 2010:
Shares sold	115,722	$1,420,742
Shares issued to shareholders in reinvestment of dividends	13,721	167,532
Shares redeemed	(74,563)	(905,475)

Net increase (decrease)	54,880	$682,799

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	348,678	$4,391,347
Shares issued to shareholders in reinvestment of dividends	21,674	267,898
Shares redeemed	(103,805)	(1,321,626)

Net increase (decrease)	266,547	$3,337,619

Year ended October 31, 2010:
Shares sold	484,331	$5,892,843
Shares issued to shareholders in reinvestment of dividends	16,104	197,279
Shares redeemed	(275,687)	(3,373,623)

Net increase (decrease)	224,748	$2,716,499

mainstayinvestments.com    35

Notes to Financial Statements (unaudited) (continued)

Class R3	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	78,286	$997,286
Shares issued to shareholders in reinvestment of dividends	2,078	25,620
Shares redeemed	(10,648)	(136,733)

Net increase (decrease)	69,716	$886,173

Year ended October 31, 2010:
Shares sold	50,108	$597,307
Shares issued to shareholders in reinvestment of dividends	724	8,861
Shares redeemed	(18,860)	(224,094)

Net increase (decrease)	31,972	$382,074

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36    MainStay International Equity Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MacKay Shields as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MacKay Shields in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MacKay Shields at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MacKay Shields’ compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com    37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part

38    MainStay International Equity Fund

of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com    39

Proxy Voting Policies and
Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40    MainStay International Equity Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-A23042 MS136-11	MSIE10-06/11
10

MainStay Large Cap Growth Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	13

Notes to Financial Statements	20

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	27

Proxy Voting Policies and Procedures and Proxy Voting Record	31

Shareholder Reports and Quarterly Portfolio Disclosure	31

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	11.96%	16.22%	5.02%	3.56%	1.28%
		Excluding sales charges	18.47	22.98	6.22	4.15	1.28

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	11.88	16.30	5.10	3.60	1.18
		Excluding sales charges	18.39	23.06	6.30	4.19	1.18

Class B Shares[5]	Maximum 5% CDSC	With sales charges	12.97	17.24	5.09	3.38	2.03
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	17.97	22.24	5.42	3.38	2.03

Class C Shares[5]	Maximum 1% CDSC	With sales charges	16.99	21.28	5.42	3.37	2.03
	if Redeemed Within One Year of Purchase	Excluding sales charges	17.99	22.28	5.42	3.37	2.03

Class I Shares[5]	No Sales Charge		18.64	23.57	6.77	4.60	0.94

Class R1 Shares[5]	No Sales Charge		18.51	23.48	6.63	4.45	1.04

Class R2 Shares[5]	No Sales Charge		18.31	22.96	6.38	4.19	1.29

Class R3 Shares[6]	No Sales Charge		18.22	22.73	6.11	3.91	1.54

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares might have been lower.
5.	Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares might have been lower.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Russell 1000® Growth Index[7]	16.96%	20.87%	5.06%	2.11%

S&P 500® Index[8]	16.36	17.22	2.95	2.82

Average Lipper Large-Cap Growth Fund[9]	15.13	18.35	3.47	1.81

7.	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,184.70	$6.34	$1,019.00	$5.86

Class A Shares	$1,000.00	$1,183.90	$5.85	$1,019.40	$5.41

Class B Shares	$1,000.00	$1,179.70	$10.38	$1,015.30	$9.59

Class C Shares	$1,000.00	$1,179.90	$10.38	$1,015.30	$9.59

Class I Shares	$1,000.00	$1,186.40	$4.45	$1,020.70	$4.11

Class R1 Shares	$1,000.00	$1,185.10	$5.04	$1,020.20	$4.66

Class R2 Shares	$1,000.00	$1,183.10	$6.39	$1,018.90	$5.91

Class R3 Shares	$1,000.00	$1,182.20	$7.74	$1,017.70	$7.15

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.17% for Investor Class, 1.08% for Class A, 1.92% for Class B and Class C, 0.82% for Class I, 0.93% for Class R1, 1.18% for Class R2 and 1.43% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of April 30, 2011 (Unaudited)

Software	8.9%
Computers & Peripherals	8.3
Machinery	6.3
IT Services	5.7
Energy Equipment & Services	5.5
Capital Markets	4.8
Internet & Catalog Retail	4.8
Internet Software & Services	4.6
Communications Equipment	3.9
Hotels, Restaurants & Leisure	3.6
Diversified Financial Services	3.4
Health Care Providers & Services	3.4
Oil, Gas & Consumable Fuels	3.1
Aerospace & Defense	3.0
Road & Rail	3.0
Pharmaceuticals	2.7
Media	2.5
Metals & Mining	2.3
Health Care Equipment & Supplies	2.2
Semiconductors & Semiconductor Equipment	2.2
Construction & Engineering	1.7
Wireless Telecommunication Services	1.5
Personal Products	1.2
Air Freight & Logistics	1.1
Auto Components	1.1
Health Care Technology	1.1
Specialty Retail	1.1
Automobiles	1.0
Food & Staples Retailing	1.0
Food Products	1.0
Multiline Retail	0.9
Chemicals	0.8
Short-Term Investment	4.2
Other Assets, Less Liabilities	–1.9

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	Apple, Inc.
2.	Cognizant Technology Solutions Corp. Class A
3.	QUALCOMM, Inc.
4.	Union Pacific Corp.
5.	Oracle Corp.
6.	Danaher Corp.
7.	Express Scripts, Inc.
8.	EMC Corp.
9.	Schlumberger, Ltd.
10.	Amazon.com, Inc.

8    MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management, Inc., the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 18.47% for Investor Class shares, 18.39% for Class A shares, 17.97% for Class B shares and 17.99% for Class C shares for the six months ended April 30, 2011. Over the same period, the Fund returned 18.64% for Class I shares, 18.51% for Class R1 shares, 18.31% for Class R2 shares and 18.22% for Class R3 shares. All share classes outperformed the 15.13% return of the average Lipper1 large-cap growth fund and the 16.96% return of the Russell 1000® Growth Index2 for the six months ended April 30, 2011. The Russell 1000® Growth Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Russell 1000® Growth Index pri-marily because of effective stock selection. We made strong selections in technology, which was the Fund’s largest sector, and the Fund held an overweight position relative to the benchmark in this sector. The Fund also benefited from stock selection in the consumer staples sector, which was underweight relative to the Russell 1000® Growth Index and contributed significantly to the Fund’s performance. Stock selection in the financials and consumer discretionary sectors detracted from the Fund’s performance.

Sector weightings detracted modestly from the Fund’s performance. Although the Fund’s underweight position in consumer staples helped performance, an underweight position in the strong-performing energy sector (and the absence of a position in integrated oil giant ExxonMobil, the benchmark’s largest position as of April 30, 2011) hurt the Fund’s results.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Growth Index were technology, consumer staples and materials. (Contributions take weightings and total returns into account.) Financials, energy and telecommunication services were the weakest contributors to the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were specialty coffee company Green Mountain Coffee Roasters, metallurgical coal producer and exporter Walter Energy and engineering and construction services company Fluor.

Major detractors included networking and communications provider Cisco Systems, global biopharmaceutical company Celgene and travel services company Ctrip.com. All three of these stocks declined during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

In November 2010, we initiated a position in energy, industrial and government contractor Halliburton. During the same month, we purchased shares of Edwards Lifesciences, a provider of products and technologies for the treatment of advanced car-diovascular disease, and established a position in oil and gas company Occidental Petroleum.

We sold the Fund’s long-held position in Cisco Systems, a networking and communications provider, because of the company’s disappointing growth outlook. We eliminated the Fund’s position in department store operator Kohl’s, based on a lack of unit growth and our belief that margins were peaking. We sold the Fund’s position in Amphenol, an electrical and fiber-optic telecommunications systems manufacturer, because we believed that the company had reached its full value. We eliminated the Fund’s position in Celgene because of our concerns about multiyear growth prospects for the company’s product Revlimid. We sold the Fund’s position in Ctrip.com on what we perceived to be a rising risk of earnings disappointment.

Were there any changes in the Fund’s weightings during the reporting period?

Although there were no significant changes in the Fund’s sector weightings during the reporting period, we slightly increased the Fund’s weightings in information technology, health care, energy and consumer discretionary.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund was overweight relative to the Russell 1000® Growth Index in the information technology, industrials, telecommunication services and financials sectors. On the same date, the Fund was underweight relative to the benchmark in energy, health care and consumer staples.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000® Growth Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 97.7%†

Aerospace & Defense 3.0%
Goodrich Corp.	1,098,800	$97,100,956
United Technologies Corp.	2,060,300	184,561,674

		281,662,630

Air Freight & Logistics 1.1%
C.H. Robinson Worldwide, Inc.	1,311,100	105,123,998

Auto Components 1.1%
BorgWarner, Inc. (a)	1,367,300	105,610,252

Automobiles 1.0%
Ford Motor Co. (a)	6,255,700	96,775,679

Capital Markets 4.8%
Charles Schwab Corp. (The)	5,019,600	91,908,876
Franklin Resources, Inc.	1,061,400	137,047,968
Goldman Sachs Group, Inc. (The)	917,000	138,476,170
TD Ameritrade Holding Corp.	4,170,500	89,832,570

		457,265,584

Chemicals 0.8%
Ecolab, Inc.	1,429,700	75,430,972

Communications Equipment 3.9%
Juniper Networks, Inc. (a)	1,960,400	75,142,132
X QUALCOMM, Inc.	5,144,400	292,407,696

		367,549,828

Computers & Peripherals 8.3%
X Apple, Inc. (a)	1,279,900	445,699,577
X EMC Corp. (a)	8,771,800	248,592,812
NetApp, Inc. (a)	1,929,100	100,274,618

		794,567,007

Construction & Engineering 1.7%
Fluor Corp.	2,285,100	159,819,894

Diversified Financial Services 3.4%
CME Group, Inc.	299,600	88,612,692
IntercontinentalExchange, Inc. (a)	711,800	85,665,130
JPMorgan Chase & Co.	3,221,500	146,997,045

		321,274,867

Energy Equipment & Services 5.5%
FMC Technologies, Inc. (a)	4,033,200	187,463,136
Halliburton Co.	1,929,100	97,380,968
X Schlumberger, Ltd.	2,640,900	237,020,775

		521,864,879

Food & Staples Retailing 1.0%
Costco Wholesale Corp.	1,211,200	98,010,304

Food Products 1.0%
Green Mountain Coffee Roasters, Inc. (a)	1,398,400	93,636,864

Health Care Equipment & Supplies 2.2%
Edwards Lifesciences Corp. (a)	580,600	50,134,810
Intuitive Surgical, Inc. (a)	212,300	74,241,310
Varian Medical Systems, Inc. (a)	1,279,900	89,848,980

		214,225,100

Health Care Providers & Services 3.4%
X Express Scripts, Inc. (a)	4,507,700	255,766,898
UnitedHealth Group, Inc.	1,439,000	70,841,970

		326,608,868

Health Care Technology 1.1%
Cerner Corp. (a)	855,400	102,801,972

Hotels, Restaurants & Leisure 3.6%
Ctrip.com International, Ltd., Sponsored ADR (a)(b)	1,923,000	93,688,560
Las Vegas Sands Corp. (a)	3,121,700	146,751,117
Yum! Brands, Inc.	1,879,200	100,800,288

		341,239,965

Internet & Catalog Retail 4.8%
X Amazon.com, Inc. (a)	1,186,300	233,107,950
Priceline.com, Inc. (a)	411,970	225,351,710

		458,459,660

Internet Software & Services 4.6%
Baidu, Inc., Sponsored ADR (a)(b)	998,600	148,312,072
Google, Inc. Class A (a)	356,400	193,917,240
VeriSign, Inc.	2,522,300	93,224,208

		435,453,520

IT Services 5.7%
X Cognizant Technology Solutions Corp. Class A (a)	4,813,600	399,047,440
Visa, Inc. Class A	1,866,800	145,834,416

		544,881,856

Machinery 6.3%
X Danaher Corp.	4,682,400	258,655,776
Deere & Co.	1,823,000	177,742,500
Illinois Tool Works, Inc.	2,803,300	163,740,753

		600,139,029

Media 2.5%
Scripps Networks Interactive Class A	1,841,800	94,705,356
Walt Disney Co. (The)	3,265,200	140,730,120

		235,435,476

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

10 MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Metals & Mining 2.3%
Cliffs Natural Resources, Inc.	1,236,140	$115,851,041
Walter Energy, Inc.	755,500	104,425,210

		220,276,251

Multiline Retail 0.9%
Dollar General Corp. (a)	2,697,100	87,898,489

Oil, Gas & Consumable Fuels 3.1%
Concho Resources, Inc. (a)	899,000	96,058,150
Occidental Petroleum Corp.	1,704,400	194,795,876

		290,854,026

Personal Products 1.2%
Estee Lauder Cos., Inc. (The) Class A	1,192,400	115,662,800

Pharmaceuticals 2.7%
Mylan, Inc. (a)	3,733,500	93,038,820
Perrigo Co.	318,400	28,770,624
Shire PLC, Sponsored ADR (b)	1,473,400	137,335,614

		259,145,058

Road & Rail 3.0%
X Union Pacific Corp.	2,722,000	281,645,340

Semiconductors & Semiconductor Equipment 2.2%
Altera Corp.	2,403,600	117,055,320
Texas Instruments, Inc.	2,528,500	89,837,605

		206,892,925

Software 8.9%
Autodesk, Inc. (a)	2,953,100	132,830,438
Citrix Systems, Inc. (a)	1,808,400	152,520,456
Intuit, Inc. (a)	1,872,900	104,058,324
X Oracle Corp.	7,648,000	275,710,400
Salesforce.com, Inc. (a)	892,800	123,742,080
VMware, Inc. Class A (a)	586,900	56,007,867

		844,869,565

Specialty Retail 1.1%
O’Reilly Automotive, Inc. (a)	1,785,600	105,457,536

Wireless Telecommunication Services 1.5%
American Tower Corp. Class A (a)	2,684,600	140,431,426

Total Common Stocks (Cost $7,397,664,217)		9,290,971,620

	Principal
	Amount
Short-Term Investment 4.2%

Repurchase Agreement 4.2%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $403,723,729 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $411,805,000 and a Market Value of $411,802,769)	$403,723,392	$403,723,392

Total Short-Term Investment (Cost $403,723,392)		403,723,392

Total Investments (Cost $7,801,387,609) (c)	101.9%	9,694,695,012
Other Assets, Less Liabilities	(1.9)	(180,514,855)

Net Assets	100.0%	$9,514,180,157

(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	At April 30, 2011, cost is $7,820,009,272 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,905,934,402
Gross unrealized depreciation	(31,248,662)

Net unrealized appreciation	$1,874,685,740

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 unaudited (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$9,290,971,620	$—	$—	$9,290,971,620
Short-Term Investment
Repurchase Agreement	—	403,723,392	—	403,723,392

Total Investments in Securities	$9,290,971,620	$403,723,392	$—	$9,694,695,012

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12 MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $7,801,387,609)	$9,694,695,012
Receivables:
Fund shares sold	132,511,238
Investment securities sold	65,638,923
Dividends and interest	2,861,627
Other assets	416,323

Total assets	9,896,123,123

Liabilities
Payables:
Investment securities purchased	366,394,374
Fund shares redeemed	8,297,609
Manager (See Note 3)	4,636,557
Transfer agent (See Note 3)	1,341,187
NYLIFE Distributors (See Note 3)	771,998
Shareholder communication	307,583
Professional fees	180,193
Trustees	5,229
Accrued expenses	8,236

Total liabilities	381,942,966

Net assets	$9,514,180,157

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$11,996,752
Additional paid-in capital	7,502,184,951

7,514,181,703
Net investment loss	(11,890,768)
Accumulated net realized gain (loss) on investments	118,581,819
Net unrealized appreciation (depreciation) on investments	1,893,307,403

Net assets	$9,514,180,157

Investor Class
Net assets applicable to outstanding shares	$105,621,344

Shares of beneficial interest outstanding	13,606,864

Net asset value per share outstanding	$7.76
Maximum sales charge (5.50% of offering price)	0.45

Maximum offering price per share outstanding	$8.21

Class A
Net assets applicable to outstanding shares	$1,567,457,664

Shares of beneficial interest outstanding	201,112,715

Net asset value per share outstanding	$7.79
Maximum sales charge (5.50% of offering price)	0.45

Maximum offering price per share outstanding	$8.24

Class B
Net assets applicable to outstanding shares	$89,121,300

Shares of beneficial interest outstanding	12,016,941

Net asset value and offering price per share outstanding	$7.42

Class C
Net assets applicable to outstanding shares	$357,347,246

Shares of beneficial interest outstanding	48,222,815

Net asset value and offering price per share outstanding	$7.41

Class I
Net assets applicable to outstanding shares	$6,374,249,648

Shares of beneficial interest outstanding	795,311,545

Net asset value and offering price per share outstanding	$8.01

Class R1
Net assets applicable to outstanding shares	$614,684,229

Shares of beneficial interest outstanding	77,411,508

Net asset value and offering price per share outstanding	$7.94

Class R2
Net assets applicable to outstanding shares	$322,197,542

Shares of beneficial interest outstanding	41,181,692

Net asset value and offering price per share outstanding	$7.82

Class R3
Net assets applicable to outstanding shares	$83,501,184

Shares of beneficial interest outstanding	10,811,134

Net asset value and offering price per share outstanding	$7.72

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$20,821,477
Interest	10,314

Total income	20,831,791

Expenses
Manager (See Note 3)	22,117,860
Transfer agent (See Note 3)	5,017,875
Distribution/Service—Investor Class (See Note 3)	124,460
Distribution/Service—Class A (See Note 3)	1,554,316
Distribution/Service—Class B (See Note 3)	428,578
Distribution/Service—Class C (See Note 3)	1,513,772
Distribution/Service—Class R2 (See Note 3)	323,569
Distribution/Service—Class R3 (See Note 3)	160,418
Shareholder communication	435,077
Shareholder service (See Note 3)	412,516
Professional fees	388,197
Registration	213,313
Trustees	92,473
Custodian	44,801
Miscellaneous	88,642

Total expenses before waiver/reimbursement	32,915,867
Expense waiver/reimbursement from Manager (See Note 3)	(193,308)

Net expenses	32,722,559

Net investment income (loss)	(11,890,768)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	291,972,270
Net change in unrealized appreciation (depreciation) on investments	897,220,344

Net realized and unrealized gain (loss) on investments	1,189,192,614

Net increase (decrease) in net assets resulting from operations	$1,177,301,846

(a)	Dividends recorded net of foreign withholding taxes in the amount of $109,679.

14 MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(11,890,768)	$(20,377,017)
Net realized gain (loss) on investments and foreign currency transactions	291,972,270	233,512,783
Net change in unrealized appreciation (depreciation) on investments	897,220,344	598,938,004

Net increase (decrease) in net assets resulting from operations	1,177,301,846	812,073,770

Capital share transactions:
Net proceeds from sale of shares	3,887,403,691	3,419,712,225
Net asset value of shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	—	159,791,755
Cost of shares redeemed	(1,304,124,931)	(2,229,116,588)

Increase (decrease) in net assets derived from capital share transactions	2,583,278,760	1,350,387,392

Net increase (decrease) in net assets	3,760,580,606	2,162,461,162
Net Assets
Beginning of period	5,753,599,551	3,591,138,389

End of period	$9,514,180,157	$5,753,599,551

Net investment loss at end of period	$(11,890,768)	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$6.55		$5.53	$4.70	$6.63

Net investment income (loss) (a)	(0.02)		(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.23		1.06	0.86	(1.90)

Total from investment operations	1.21		1.02	0.83	(1.93)

Net asset value at end of period	$7.76		$6.55	$5.53	$4.70

Total investment return (b)	18.47	%(c)	18.44%	17.66%	(29.11	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.54	%)††	(0.64%)	(0.62%)	(0.73	%)††
Net expenses	1.17	% ††	1.27%	1.45%	1.38	% ††
Expenses (before waiver/reimbursement)	1.17	% ††	1.28%	1.45%	1.39	% ††
Portfolio turnover rate	29%		91%	62%	115%
Net assets at end of period (in 000’s)	$105,621		$93,733	$59,499	$46,762

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008	2007	2006
Net asset value at beginning of period	$6.58		$5.54	$4.70		$7.37	$5.84	$5.31

Net investment income (loss) (a)	(0.02)		(0.03)	(0.02)		(0.03)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	1.23		1.07	0.86		(2.64)	1.57	0.56

Total from investment operations	1.21		1.04	0.84		(2.67)	1.53	0.53

Net asset value at end of period	$7.79		$6.58	$5.54		$4.70	$7.37	$5.84

Total investment return (b)	18.39	% (c)	18.77%	17.87	% (d)	(36.36%)	26.20%	10.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.46	%)††	(0.52%)	(0.43%)		(0.52%)	(0.61%)	(0.53%)
Net expenses	1.08	% ††	1.17%	1.21%		1.23%	1.36%	1.40%
Expenses (before waiver/reimbursement)	1.08	% ††	1.18%	1.24%		1.26%	1.43%	1.63%
Portfolio turnover rate	29%		91%	62%		115%	74%	92%
Net assets at end of period (in 000’s)	$1,567,458		$1,131,968	$1,662,622		$495,184	$374,978	$200,500

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

16 MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009	2008	2007	2006
Net asset value at beginning of period	$6.28		$5.34		$4.57	$7.24	$5.77	$5.29

Net investment income (loss) (a)	(0.04)		(0.08)		(0.06)	(0.09)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	1.18		1.02		0.83	(2.58)	1.55	0.55

Total from investment operations	1.14		0.94		0.77	(2.67)	1.47	0.48

Less distributions:
From net realized gain on investments	—		—		—	—	—	(0.00)‡

Net asset value at end of period	$7.42		$6.28		$5.34	$4.57	$7.24	$5.77

Total investment return (b)	18.15	%(c)(d)	17.60	%(d)	16.85%	(36.88%)	25.48%	9.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.28	%)††	(1.38%)		(1.35%)	(1.34%)	(1.34%)	(1.29%)
Net expenses	1.92	% ††	2.02%		2.20%	2.10%	2.11%	2.15%
Expenses (before waiver/reimbursement)	1.92	% ††	2.03%		2.21%	2.12%	2.18%	2.38%
Portfolio turnover rate	29%		91%		62%	115%	74%	92%
Net assets at end of period (in 000’s)	$89,121		$82,590		$63,327	$65,996	$132,402	$133,330

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008	2007	2006
Net asset value at beginning of period	$6.28		$5.33		$4.57		$7.23	$5.77	$5.29

Net investment income (loss) (a)	(0.04)		(0.08)		(0.07)		(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.17		1.03		0.83		(2.57)	1.55	0.55

Total from investment operations	1.13		0.95		0.76		(2.66)	1.46	0.48

Less distributions:
From net realized gain on investments	—		—		—		—	—	(0.00)‡

Net asset value at end of period	$7.41		$6.28		$5.33		$4.57	$7.23	$5.77

Total investment return (b)	17.99	% (c)	17.82	% (d)	16.63	% (d)	(36.79%)	25.30%	9.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.29	%)††	(1.39%)		(1.38%)		(1.41%)	(1.37%)	(1.29%)
Net expenses	1.92	% ††	2.02%		2.19%		2.11%	2.11%	2.15%
Expenses (before waiver/reimbursement)	1.92	% ††	2.03%		2.20%		2.12%	2.18%	2.38%
Portfolio turnover rate	29%		91%		62%		115%	74%	92%
Net assets at end of period (in 000’s)	$357,347		$262,799		$174,955		$93,249	$58,119	$18,171

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008	2007	2006
Net asset value at beginning of period	$6.75		$5.67		$4.79		$7.49	$5.89	$5.33

Net investment income (loss) (a)	(0.01)		(0.01)		0.00	‡	(0.01)	(0.00)‡	0.01
Net realized and unrealized gain (loss) on investments	1.27		1.09		0.88		(2.69)	1.60	0.55

Total from investment operations	1.26		1.08		0.88		(2.70)	1.60	0.56

Less distributions:
From net realized gain on investments	—		—		—		—	—	(0.00)‡

Net asset value at end of period	$8.01		$6.75		$5.67		$4.79	$7.49	$5.89

Total investment return (b)	18.67	%(c)(d)	19.05	%(d)	18.37%		(36.05%)	27.16%	10.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21	%)††	(0.23%)		0.00	%(e)	(0.08%)	(0.01%)	0.11%
Net expenses	0.82	% † †	0.85%		0.82%		0.79%	0.76%	0.75%
Expenses (before reimbursement/waiver)	0.83	% † †	0.94%		0.99%		0.94%	0.91%	0.98%
Portfolio turnover rate	29%		91%		62%		115%	74%	92%
Net assets at end of period (in 000’s)	$6,374,250		$3,497,859		$1,341,715		$761,458	$524,485	$259,588

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Less than one-hundredth of a percent.

	Class R1
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$6.70		$5.63	$4.76	$7.45	$5.87	$5.31

Net investment income (loss) (a)	(0.01)		(0.02)	(0.01)	(0.01)	(0.01)	0.00 ‡
Net realized and unrealized gain (loss) on investments	1.25		1.09	0.88	(2.68)	1.59	0.56

Total from investment operations	1.24		1.07	0.87	(2.69)	1.58	0.56

Less distributions:
From net realized gain on investments	—		—	—	—	—	(0.00)‡

Net asset value at end of period	$7.94		$6.70	$5.63	$4.76	$7.45	$5.87

Total investment return (b)	18.51	% (c)	19.01%	18.28%	(36.11%)	26.92%	10.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30	%)††	(0.35%)	(0.19%)	(0.16%)	(0.19%)	0.03%
Net expenses	0.93	% ††	0.97%	0.98%	0.88%	0.85%	0.85%
Expenses (before waiver/reimbursement)	0.93	% ††	1.04%	1.09%	1.03%	1.01%	1.08%
Portfolio turnover rate	29%		91%	62%	115%	74%	92%
Net assets at end of period (in 000’s)	$614,684		$418,253	$161,642	$62,344	$57,460	$3,163

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

18 MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$6.61		$5.57	$4.72	$7.40	$5.84	$5.30

Net investment income (loss) (a)	(0.02)		(0.04)	(0.02)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.23		1.08	0.87	(2.65)	1.58	0.55

Total from investment operations	1.21		1.04	0.85	(2.68)	1.56	0.54

Less distributions:
From net realized gain on investments	—		—	—	—	—	(0.00)‡

Net asset value at end of period	$7.82		$6.61	$5.57	$4.72	$7.40	$5.84

Total investment return (b)	18.31	% (c)	18.67%	18.01%	(36.22%)	26.71%	10.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.56	%)††	(0.66%)	(0.45%)	(0.46%)	(0.37%)	(0.24%)
Net expenses	1.18	% ††	1.28%	1.24%	1.14%	1.11%	1.10%
Expenses (before waiver/reimbursement)	1.18	% ††	1.29%	1.35%	1.29%	1.27%	1.33%
Portfolio turnover rate	29%		91%	62%	115%	74%	92%
Net assets at end of period (in 000’s)	$322,198		$217,002	$113,942	$35,410	$4,154	$9

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Class R3
							April 28,
	Six months						2006**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$6.53		$5.52	$4.69	$7.37	$5.83	$5.74

Net investment income (loss) (a)	(0.03)		(0.06)	(0.03)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	1.22		1.07	0.86	(2.63)	1.58	0.10

Total from investment operations	1.19		1.01	0.83	(2.68)	1.54	0.09

Net asset value at end of period	$7.72		$6.53	$5.52	$4.69	$7.37	$5.83

Total investment return (b)	18.22	% (c)	18.30%	17.70%	(36.36%)	26.42%	1.57	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.81	%)††	(0.92%)	(0.70%)	(0.77%)	(0.66%)	(0.47	%)††
Net expenses	1.43	% ††	1.53%	1.49%	1.40%	1.35%	1.37	% ††
Expenses (before waiver/reimbursement)	1.43	% ††	1.54%	1.59%	1.56%	1.51%	1.63	% ††
Portfolio turnover rate	29%		91%	62%	115%	74%	92%
Net assets at end of period (in 000’s)	$83,501		$49,395	$13,436	$4,689	$117	$10

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Large Cap Growth Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on July 1, 1995 (as part of a predecessor fund). Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

20    MainStay Large Cap Growth Fund

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

mainstayinvestments.com    21

Notes to Financial Statements (continued)

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(I) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Winslow Capital Management, Inc. (“Winslow” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The management fee is an annual percentage of the Fund’s average daily net assets plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million, and 0.01% in excess of $100 million. The Manager has contractually agreed to waive a portion of its management fee based on the Fund’s average daily net assets, so that the management fee does not exceed 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.70% from $750 million to $2 billion; 0.65% from $2 billion to $3 billion; 0.60% from $3 billion to $7 billion; and 0.575% in excess of $7 billion. This agreement may only be amended or terminated by action of the Board. Without this fee waiver, the actual fee would be 0.80% up to $250 million; 0.75% from $250 million to $500 million; 0.725% from $500 million to $750 million; 0.70% from $750 million to $2 billion; 0.65% from $2 billion to $3 billion; 0.60% from $3 billion to $7 billion; and 0.575% in excess of $7 billion.

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Class I shares so that Total Annual Fund Operating Expenses do not exceed 0.88% of its average daily net assets. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board.

For the period February 26, 2010 through February 28, 2011, the Manager had agreed to waive fees and/or reimburse expenses of the Class I shares so that Total Annual Fund Operating Expenses did not exceed 0.85% of its average daily net assets.

The Manager has voluntarily agreed to waive a portion of its management fee so that it does not exceed the following percentages of the Fund’s average daily net assets: 0.72% up to $500 million, 0.70% from $500 million to $2 billion, 0.65% from $2 billion to $3 billion, 0.60% from $3 billion to $7 billion, and 0.575% in excess of $7 billion. This voluntary waiver may be discontinued at any time.

Additionally, the Manager has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of the Fund’s average daily net assets. This voluntary waiver may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.65% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $22,117,860 and waived/reimbursed its fees in the amount of $193,308.

22    MainStay Large Cap Growth Fund

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution, Service and Shareholder Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Class R1	251,006

Class R2	129,428

Class R3	32,082

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $18,668 and $96,367, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $148, $64,992 and $20,942, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$115,876

Class A	887,497

Class B	99,865

Class C	350,697

Class I	2,974,965

Class R1	358,587

Class R2	184,788

Class R3	45,600

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$574	0.0	%‡

Class B	3,074	0.0	‡

Class C	3,353	0.0	‡

Class I	6,083	0.0	‡

Class R1	3,289	0.0	‡

Class R2	3,240	0.0	‡

Class R3	49,162	0.1

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $118,994. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

mainstayinvestments.com    23

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $154,768,788 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The Fund acquired $30,146,396 of capital losses in its reorganization with MainStay Mid Cap Growth Fund (see Note 9). Use of these losses may be limited due to the provisions of Internal Revenue Code Section 382. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$29,684
2018	125,085

Total	$154,769

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $4,581,520 and $1,945,476, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	715,095	$5,151,024
Shares redeemed	(1,441,125)	(10,466,478)

Net increase (decrease) in shares outstanding before conversion	(726,030)	(5,315,454)
Shares converted into Investor Class (See Note 1)	589,702	4,234,100
Shares converted from Investor Class (See Note 1)	(560,928)	(3,975,569)

Net increase (decrease)	(697,256)	$(5,056,923)

Year ended October 31, 2010:
Shares sold	1,932,367	$11,572,868
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	3,386,751	19,791,497
Shares redeemed	(2,483,675)	(14,964,700)

Net increase (decrease) in shares outstanding before conversion	2,835,443	16,399,665
Shares converted into Investor Class (See Note 1)	1,492,520	9,001,568
Shares converted from Investor Class (See Note 1)	(791,645)	(4,854,135)

Net increase (decrease)	3,536,318	$20,547,098

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	78,312,903	$565,860,161
Shares redeemed	(50,126,548)	(349,393,581)

Net increase (decrease) in shares outstanding before conversion	28,186,355	216,466,580
Shares converted into Class A (See Note 1)	835,324	5,934,513
Shares converted from Class A (See Note 1)	(34,582)	(257,635)

Net increase (decrease)	28,987,097	$222,143,458

Year ended October 31, 2010:
Shares sold	128,527,725	$779,814,687
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	8,038,446	47,121,371
Shares redeemed	(138,173,317)	(829,703,361)

Net increase (decrease) in shares outstanding before conversion	(1,607,146)	(2,767,303)
Shares converted into Class A (See Note 1)	1,496,793	9,168,843
Shares converted from Class A (See Note 1)	(135,024)	(858,202)
Shares converted from Class A (a)	(127,598,219)	(763,037,350)

Net increase (decrease)	(127,843,596)	$(757,494,012)

24    MainStay Large Cap Growth Fund

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	782,216	$5,393,433
Shares redeemed	(1,039,478)	(7,164,973)

Net increase (decrease) in shares outstanding before conversion	(257,262)	(1,771,540)
Shares converted from Class B (See Note 1)	(869,785)	(5,935,409)

Net increase (decrease)	(1,127,047)	$(7,706,949)

Year ended October 31, 2010:
Shares sold	1,444,554	$8,380,865
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	4,574,534	25,819,585
Shares redeemed	(2,589,950)	(14,962,818)

Net increase (decrease) in shares outstanding before conversion	3,429,138	19,237,632
Shares converted from Class B (See Note 1)	(2,148,217)	(12,458,074)

Net increase (decrease)	1,280,921	$6,779,558

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	10,282,093	$71,224,817
Shares redeemed	(3,913,963)	(26,830,504)

Net increase (decrease)	6,368,130	$44,394,313

Year ended October 31, 2010:
Shares sold	13,481,864	$78,628,907
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	3,234,360	18,242,438
Shares redeemed	(7,658,734)	(44,126,088)

Net increase (decrease)	9,057,490	$52,745,257

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	389,663,803	$2,940,160,330
Shares redeemed	(112,171,726)	(806,105,276)

Net increase (decrease)	277,492,077	$2,134,055,054

Year ended October 31, 2010:
Shares sold	337,077,971	$2,090,206,271
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	7,929,625	47,583,301
Shares redeemed	(188,366,547)	(1,191,234,384)

Net increase (decrease) in shares outstanding before conversion	156,641,049	946,555,188
Shares converted into Class I (a)	124,679,262	763,037,350

Net increase (decrease)	281,320,311	$1,709,592,538

Class R1	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	22,502,837	$166,032,982
Shares redeemed	(7,560,111)	(55,099,441)

Net increase (decrease)	14,942,726	$110,933,541

Year ended October 31, 2010:
Shares sold	42,545,314	$266,876,856
Shares redeemed	(8,788,622)	(54,406,256)

Net increase (decrease)	33,756,692	$212,470,600

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	13,591,150	$99,199,915
Shares redeemed	(5,262,823)	(38,016,621)

Net increase (decrease)	8,328,327	$61,183,294

Year ended October 31, 2010:
Shares sold	23,530,284	$142,391,393
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (Note 9)	16,271	95,806
Shares redeemed	(11,158,233)	(67,466,373)

Net increase (decrease)	12,388,322	$75,020,826

Class R3	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	4,762,414	$34,381,029
Shares redeemed	(1,517,656)	(11,048,057)

Net increase (decrease)	3,244,758	$23,332,972

Year ended October 31, 2010:
Shares sold	6,977,919	$41,840,378
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	194,952	1,137,757
Shares redeemed	(2,041,081)	(12,252,608)

Net increase (decrease)	5,131,790	$30,725,527

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

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Notes to Financial Statements (continued)

Note 9–Fund Acquisition

At a meeting held on June 23, 2009, the Board approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Mid Cap Growth Fund, a series of The MainStay Funds. Shareholders of the MainStay Mid Cap Growth Fund approved this reorganization on November 5, 2009, which was then completed on November 12, 2009. The aggregate net assets of the Fund immediately before the acquisition were $3,824,302,830 and the combined net assets after the acquisition were $3,984,094,585.

The acquisition was accomplished by a tax-free exchange of the following:

MainStay Mid Cap Growth Fund	Shares	Value

Investor Class	2,057,499	$19,791,497

Class A	4,876,777	47,121,371

Class B	2,883,066	25,819,585

Class C	2,037,533	18,242,438

Class I	4,841,458	47,583,301

Class R2	9,945	95,806

Class R3	118,906	1,137,757

In exchange for the MainStay Mid Cap Growth Fund shares and net assets, the Fund issued 3,386,751 Investor Class Shares; 8,038,446 Class A shares; 4,574,534 Class B shares; 3,234,360 Class C shares; 7,929,625 Class I shares; 16,271 Class R2 shares; and 194,952 Class R3 shares.

MainStay Mid Cap Growth Fund’s net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, and accumulated net realized loss and undistributed net investment loss:

				Accumulated	Undistributed
	Total			Net	Net
	Net	Capital	Unrealized	Realized	Investment
	Assets	Stock	Appreciation	Loss	Loss

MainStay Mid Cap Growth Fund	$159,791,755	$184,410,583	$5,535,410	$(30,146,396)	$(7,842)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26    MainStay Large Cap Growth Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Large Cap Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, Inc. (“Winslow”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and Winslow as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and Winslow in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and Winslow at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Winslow on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Winslow as subadvisor to the Fund, and responses from New York Life Investments and Winslow to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Winslow; (ii) the investment performance of the Fund, New York Life Investments and Winslow; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates and by Winslow as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Winslow

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing Winslow’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments

mainstayinvestments.com    27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that Winslow provides to the Fund. The Board evaluated Winslow’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Winslow’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow, and Winslow’s overall legal and compliance environment. The Board also reviewed Winslow’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Winslow’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Winslow to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and Winslow

The Board considered the costs of the services provided by New York Life Investments and Winslow under the Agreements, and the profits realized by New York Life Investments, its affiliates and Winslow due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates and Winslow due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Winslow must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, although the Board did not receive specific profitability information from Winslow, the Board considered representations from Winslow and New York Life Investments that the subadvisory fee paid by New York Life Investments to Winslow for services provided to the Fund was the result of arm’s-length negotiations. Because Winslow is not affiliated with New York Life Investments, and Winslow’s fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Winslow from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio

28    MainStay Large Cap Growth Fund

securities. The Board also requested and received information from Winslow and New York Life Investments concerning other business relationships between Winslow and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and Winslow due to their relationships with the Fund supported the Board’s determination to approve the Agreements. With respect to Winslow, the Board concluded that any profits realized by Winslow due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow, and are based on subadvisory fees paid to Winslow by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to Winslow are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses. The Board noted that New York Life Investments had proposed to modify the expense limitation agreement on the Fund’s Class I shares to decrease the amount of New York Life Investments’ subsidization of class expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Winslow about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have

mainstayinvestments.com    29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class Shares and $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board approved New York Life Investments’ recommendation to modify the expense limitation agreement on the Fund’s Class I shares, and concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30    MainStay Large Cap Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors
LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23007 MS136-11	MSLG10-06/11
31

MainStay MAP Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	12

Financial Statements	17

Notes to Financial Statements	24

Board Consideration and Approval of Management Agreement and Subadvisory Agreements	32

Proxy Voting Policies and Procedures and Proxy Voting Record	36

Shareholder Reports and Quarterly Portfolio Disclosure	36

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	9.28%	10.58%	1.78%	5.06%	1.41%
		Excluding sales charges	15.64	17.02	2.94	5.66	1.41

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9.42	10.83	1.90	5.12	1.21
		Excluding sales charges	15.78	17.28	3.06	5.72	1.21

Class B Shares	Maximum 5% CDSC	With sales charges	10.19	11.15	1.82	4.86	2.16
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	15.19	16.15	2.16	4.86	2.16

Class C Shares	Maximum 1% CDSC	With sales charges	14.22	15.15	2.16	4.86	2.16
	if Redeemed Within One Year of Purchase	Excluding sales charges	15.22	16.15	2.16	4.86	2.16

Class I Shares	No Sales Charge		15.91	17.57	3.33	6.03	0.95

Class R1 Shares[4]	No Sales Charge		15.87	17.48	3.22	5.91	1.06

Class R2 Shares[4]	No Sales Charge		15.67	17.13	2.99	5.66	1.31

Class R3 Shares[5]	No Sales Charge		15.54	16.84	2.73	5.36	1.56

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense rations disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class R1 and R2 shares, each of which was first offered on January 2, 2004, includes the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 and R2 shares might have been lower.
5.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, includes the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Russell 3000® Index[6]	17.65%	18.35%	3.33%	3.64%

S&P 500® Index[7]	16.36	17.22	2.95	2.82

Average Lipper Large-Cap Core Fund[8]	15.26	15.35	2.46	2.65

6.	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay MAP Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,156.40	$7.22	$1,018.10	$6.76

Class A Shares	$1,000.00	$1,157.80	$6.15	$1,019.10	$5.76

Class B Shares	$1,000.00	$1,151.90	$11.20	$1,014.40	$10.49

Class C Shares	$1,000.00	$1,152.20	$11.21	$1,014.40	$10.49

Class I Shares	$1,000.00	$1,159.10	$4.82	$1,020.30	$4.51

Class R1 Shares	$1,000.00	$1,158.70	$5.35	$1,019.80	$5.01

Class R2 Shares	$1,000.00	$1,156.70	$6.68	$1,018.60	$6.26

Class R3 Shares	$1,000.00	$1,155.40	$8.02	$1,017.40	$7.50

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.35% for Investor Class, 1.15% for Class A, 2.10% for Class B and Class C, 0.90% for Class I, 1.00% for Class R1, 1.25% for Class R2 and 1.50% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of April 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	10.8%
Pharmaceuticals	9.1
Media	5.8
Beverages	5.1
Insurance	5.1
Capital Markets	4.8
Commercial Banks	4.6
Diversified Financial Services	3.4
Aerospace & Defense	2.9
Software	2.9
Specialty Retail	2.9
Chemicals	2.8
Health Care Equipment & Supplies	2.7
Internet Software & Services	2.3
Semiconductors & Semiconductor Equipment	1.9
Industrial Conglomerates	1.8
Wireless Telecommunication Services	1.8
Auto Components	1.7
Computers & Peripherals	1.7
Hotels, Restaurants & Leisure	1.7
Consumer Finance	1.4
Diversified Telecommunication Services	1.4
Food Products	1.4
Electric Utilities	1.3
Food & Staples Retailing	1.2
IT Services	1.1
Health Care Providers & Services	1.0
Electronic Equipment & Instruments	0.9
Energy Equipment & Services	0.8
Electrical Equipment	0.7
Multi-Utilities	0.7
Real Estate Investment Trusts	0.7
Machinery	0.6
Trading Companies & Distributors	0.6
Diversified Consumer Services	0.5
Household Products	0.5
Internet & Catalog Retail	0.5
Metals & Mining	0.5
Road & Rail	0.5
Air Freight & Logistics	0.4
Automobiles	0.4
Biotechnology	0.4
Construction & Engineering	0.4
Gas Utilities	0.4
Commercial Services & Supplies	0.3
Construction Materials	0.3
Independent Power Producers & Energy Traders	0.3
Multiline Retail	0.3
Real Estate Management & Development	0.3
Airlines	0.2
Communications Equipment	0.1
Paper & Forest Products	0.1
Office Electronics	0.0	‡
Thrifts & Mortgage Finance	0.0	‡
Short-Term Investment	4.3
Other Assets, Less Liabilities	–0.3

	100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	PepsiCo., Inc.
2.	Coca-Cola Co. (The)
3.	Microsoft Corp.
4.	Pfizer, Inc.
5.	JPMorgan Chase & Co.
6.	Time Warner, Inc.
7.	Lowe’s Cos., Inc.
8.	Marathon Oil Corp.
9.	Vodafone Group PLC, Sponsored ADR
10.	Merck & Co., Inc.

8    MainStay MAP Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Michael Mullarkey, Roger Lob and Christopher Mullarkey of the Fund’s Subadvisor Markston International LLC and by portfolio managers Thomas R. Wenzel, CFA, and Jerrold K. Senser, CFA, of the Fund’s Subadvisor Institutional Capital LLC (ICAP).

How did MainStay MAP Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay MAP Fund returned 15.64% for Investor Class shares, 15.78% for Class A shares, 15.19% for Class B shares and 15.22% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 15.91%, Class R1 shares returned 15.87%, Class R2 shares returned 15.67% and Class R3 shares returned 15.54%. With the exception of Class B and Class C shares, all share classes outperformed the 15.26% return of the average Lipper1 large-cap core fund for the same period. All share classes underperformed the 17.65% return of the Russell 3000® Index2 and the 16.36% return of the S&P 500® Index3 for the six months ended April 30, 2011. The Russell 3000® Index is the Fund’s broad-based securities-market index. The S&P 500® Index is the Fund’s secondary benchmark. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s performance during the reporting period?

Markston International
During the reporting period, the performance of our portion of the Fund relative to the Russell 3000® Index resulted primarily from individual stock selection. In addition, we estimate that higher energy prices and a low interest-rate environment benefited our investments in the energy, consumer staples and utilities sectors relative to the Russell 3000® Index. We believe that financial holdings in our portion of the Fund were hurt by a lackluster housing market.

ICAP
In our portion of the Fund that invests in domestic equities, a number of key drivers affected performance relative to the S&P 500® Index. Strong stock selection in the consumer discretionary and energy sectors added to relative performance. Weak stock selection in the materials and financials sectors detracted from relative performance. The Fund benefited by entirely avoiding the utilities sector during the reporting period, but an underweight position in industrials detracted from relative performance.

In our portion of the Fund that invests in global equities, energy, materials and consumer discretionary were the best-performing sectors on an absolute basis. The weakest-performing sectors on an absolute basis were utilities, telecommunication services and financials. All sectors had positive absolute performance during the reporting period.

Which sectors made the strongest contributions to the Fund’s performance, and which sectors were particularly weak?

Markston International
In our portion of the Fund, the strongest sector contributions to performance relative to the Russell 3000® Index came from the consumer discretionary, consumer staples and financials sectors. (Contributions take weightings and total returns into account.) We attribute this performance to favorable stock selection in the consumer discretionary and financials sectors along with overweight positions in the financials and consumer staples sectors. The weakest sector contributions on a relative basis came from the health care, industrial and materials sectors. We largely attribute this underperformance to our stock picks in the these three sectors.

ICAP
In our portion of the Fund that invests in domestic equities, consumer discretionary made the strongest sector contribution relative to the S&P 500® Index, followed by energy and utilities. Stock selection was the primary driver in each case, as our holdings outperformed those of the S&P 500® Index. Avoiding the lagging utilities sector also contributed to performance relative to the S&P 500® Index in this portion of the Fund. The sectors that detracted the most from performance relative to the S&P 500® Index were financials, materials and consumer staples. Stock selection was the primary driver in each case. While each of these sectors detracted from relative performance, only the materials sector had a negative absolute return during the reporting period.

In our portion of the Fund that invests in global equities, energy, consumer discretionary and health care made the strongest sector contributions on an absolute basis. The weakest sector contributions on an absolute basis came from utilities, telecommunication services and consumer staples. All of these sectors contributed positively to absolute performance during the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston International
Strong contributions in our portion of the Fund came from media company Liberty Media, oil, gas & consumable fuels company Devon Energy, and diversified health care benefits provider Aetna. Liberty Media benefited from its 40% ownership stake in Sirius XM Radio, Devon Energy appreciated with rising oil prices and Aetna performed well because of higher profitability.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 3000® Index.
3.	See footnote on page 6 for more information on the S&P 500® Index.

mainstayinvestments.com    9

Stocks that detracted from performance included Internet software & services company Google, discount regional airline Southwest Airlines and generic drug manufacturer Teva Pharmaceutical Industries. Google declined as the company’s expense levels increased. Southwest Airlines suffered because of the rising cost of fuel. Teva Pharmaceutical Industries declined on near-term weakness in organic growth and the announced acquisition of biopharmaceutical company Cephalon.

ICAP
During the reporting period, the strongest contributions to absolute performance in our domestic equity portion of the Fund came from Marathon Oil, Occidental Petroleum and ConocoPhillips—all integrated oil companies that benefited from the rise in oil prices. Marathon Oil showed strong performance as the company’s plans for spinning off its refining business were viewed favorably by investors. ConocoPhillips also performed well as the company made substantial progress in its ongoing efforts to restructure and refocus its business to generate higher returns.

In our domestic equity portion of the Fund, stocks that detracted from performance included networking equipment provider Cisco Systems, gold producer Newmont Mining and global investment bank Goldman Sachs. Cisco Systems underperformed as its sales and earnings outlook disappointed investors. Newmont Mining lagged as expectations waned for continued increases in gold prices. Goldman Sachs detracted from performance because results disappointed investors. Both stocks were sold from our domestic equity portion of the Fund. We continue to own Goldman Sachs, as we believe that the firm can benefit from increased investor confidence and activity.

In our portion of the Fund that invests in global equities, the stocks that made the greatest contributions to absolute performance also included integrated oil companies Occidental Petroleum and Marathon Oil. Additionally, media company Viacom was a top contributor. Viacom benefited as better television ratings led to increased revenue from advertising and affiliate fees.

In our portion of the Fund that invests in global equities, the largest individual detractor from absolute performance was networking equipment provider Cisco Systems. Italian bank Intesa Sanpaolo and Dutch mail and express delivery business TNT also detracted from absolute performance. Intesa Sanpaolo lagged, as ongoing concerns about the resolution of the European sovereign debt crisis hung over the financials sector. TNT underperformed as its results fell short of expectations. Intesa Sanpaolo and TNT remained in the portion of the Fund that invests in global equities at the end of the reporting period, while Cisco Systems was sold.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International
During the reporting period, we added to our position in Monsanto, a manufacturer of agricultural chemicals and seeds, after we saw insider buying and believed the company’s shares were oversold. We added to our position in Devon Energy because energy prices were rising and the company’s shares appeared inexpensive relative to other large oil & gas companies.

We slightly decreased our position in computers & peripherals company Apple on the belief that Chief Executive Officer Steve Jobs would be less involved in the day-to-day operations of the company. We eliminated our position in 0.75% Americredit convertible bonds due 9/15/11 after the auto finance company tendered for them. In addition, we eliminated our holdings in American Commercial Lines after the marine company agreed to be purchased by a private equity group.

ICAP
During a period characterized by an ongoing, if somewhat restrained, economic recovery, the stock market was volatile but continued to rebound overall. In this environment, we continued to look for stocks that have both attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

In our domestic equity and global portions of the Fund, we added media company Time Warner. We believe that the company’s advertising growth and ability to increase cable-network-affiliate fees could provide consistent revenue and earnings upside. In our opinion, increasing market penetration and strong programming and ratings should give Time Warner leverage on affiliate fees. We also added global bank JPMorgan Chase. We believe that its strong management team can take advantage of an increase in investment banking activity globally and a turnaround in commercial activity in the United States. In our global equity portion of the Fund we added paint and coatings manufacturer AkzoNobel. We believe the company can improve its margins through price increases that will offset the rise in raw material costs.

In our domestic equity and global portions of the Fund, we eliminated insurance broker Aon and wireless communications technology company Qualcomm. In both cases, we found other stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis. In our global equity portion of the Fund, we sold Hong Kong conglomerate Hutchison Whampoa when the stock neared our target price.

10    MainStay MAP Fund

How did the Fund’s sector weightings change during the reporting period?

Markston International
In our portion of the Fund, we slightly increased our overweight position in the energy sector and moved from a slightly underweight to a slightly overweight position relative to the Russell 3000® Index in the consumer discretionary sector. In addition, our portion of the Fund became more underweight in health care because the sector provided strong performance and we did not add to our holdings. In information technology, we trimmed our position in Apple, which made our portion of the Fund even more underweight relative to the Russell 3000® Index than when the reporting period began.

ICAP
In our portion of the Fund that invests in domestic equities, we increased sector weightings relative to the S&P 500® Index in the consumer discretionary and financials sectors during the reporting period. In consumer discretionary, the increase moved our domestic equity portion of the Fund from an underweight position relative to the S&P 500® Index to an overweight position. In financials, we added to an already overweight position.

Over the same period, our domestic equity portion of the Fund substantially decreased its exposure to the energy sector, mov-ing from an overweight to an underweight position relative to the S&P 500® Index. Our domestic equity portion of the Fund also decreased the size of its position in the information technology sector, becoming further underweight relative to the S&P 500® Index.

In the global equity portion of the Fund, we increased sector weightings in health care and consumer discretionary during the reporting period. Over the same period, we decreased the Fund’s global equity exposure to industrials and information technology.

How was the Fund positioned at the end of April 2011?

Markston International
As of April 30, 2011, our portion of the Fund maintained an overweight position in the financials sector relative to the Russell 3000® Index and a modestly overweight position in the energy sector. As of the same date, our portion of the Fund held underweight positions relative to the Russell 3000® Index in information technology and health care.

ICAP
As of April 30, 2011, the most significantly overweight sectors relative to the S&P 500® Index in our domestic equity portion of the Fund were health care and consumer discretionary. The most significantly underweight sectors were information technology and industrials.

As of the same date, the largest sector weightings in the global equity portion of the Fund were in financials and consumer discretionary. The smallest sector weightings were in utilities and materials. This positioning reflected our view on the prospects for the economy and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    11

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 95.7%†

Aerospace & Defense 2.9%
Boeing Co. (The)	176,600	$14,089,149
GenCorp, Inc. (a)	150,800	984,724
Honeywell International, Inc.	501,502	30,706,968
Huntington Ingalls Industries, Inc. (a)	9,254	370,160
Northrop Grumman Corp.	55,528	3,532,136
Orbital Sciences Corp. (a)	155,000	2,918,650
Raytheon Co.	65,500	3,180,025

		55,781,812

Air Freight & Logistics 0.4%
TNT N.V.	309,462	7,620,230

Airlines 0.2%
Southwest Airlines Co.	372,800	4,380,400

Auto Components 1.7%
Bridgestone Corp.	521,550	11,380,676
Goodyear Tire & Rubber Co. (The) (a)	103,250	1,873,987
Johnson Controls, Inc.	467,050	19,149,050

		32,403,713

Automobiles 0.4%
Nissan Motor Co., Ltd. (a)	854,800	8,156,509

Beverages 5.1%
X Coca-Cola Co. (The)	693,845	46,806,784
X PepsiCo., Inc.	754,091	51,949,329

		98,756,113

Biotechnology 0.4%
Alkermes, Inc. (a)	82,380	1,187,920
Celgene Corp. (a)	83,700	4,928,256
Gilead Sciences, Inc. (a)	21,000	815,640

		6,931,816

Capital Markets 4.8%
Ameriprise Financial, Inc.	95,750	5,942,245
Bank of New York Mellon Corp. (The)	83,875	2,429,020
BlackRock, Inc.	78,450	15,371,493
Charles Schwab Corp. (The)	494,350	9,051,548
Goldman Sachs Group, Inc. (The)	191,919	28,981,688
Internet Capital Group, Inc. (a)	34,773	482,997
Jefferies Group, Inc.	316,451	7,648,621
Knight Capital Group, Inc. Class A (a)	41,464	568,886
Legg Mason, Inc.	24,010	891,972
State Street Corp.	238,984	11,124,705
UBS A.G. (a)	498,600	9,966,236
Virtus Investment Partners, Inc. (a)	7,726	408,010

		92,867,421

Chemicals 2.8%
Akzo Nobel N.V.	58,300	4,528,249
E.I. du Pont de Nemours & Co.	361,750	20,543,782
Monsanto Co.	361,064	24,566,795
Mosaic Co. (The)	34,030	2,547,486
Syngenta A.G., ADR (b)	11,700	827,658

		53,013,970

Commercial Banks 4.6%
Banco Bilbao Vizcaya Argentaria S.A.	371,075	4,759,690
BB&T Corp.	604,550	16,274,486
China Construction Bank Corp. Class H	5,940,074	5,621,702
Erste Group Bank A.G.	96,250	4,864,171
Intesa Sanpaolo S.p.A.	2,302,550	7,646,167
Popular, Inc. (a)	467,671	1,473,164
Standard Chartered PLC	321,556	8,910,671
U.S. Bancorp	348,550	8,999,561
Wells Fargo & Co.	999,574	29,097,599

		87,647,211

Commercial Services & Supplies 0.3%
Covanta Holding Corp.	241,253	4,142,314
Waste Management, Inc.	51,400	2,028,244

		6,170,558

Communications Equipment 0.1%
Cisco Systems, Inc.	35,400	621,624
Infinera Corp. (a)	117,451	918,467
Motorola Mobility Holdings, Inc. (a)	1,262	32,887
Motorola Solutions, Inc. (a)	1,442	66,159

		1,639,137

Computers & Peripherals 1.7%
Apple, Inc. (a)	53,485	18,625,081
Dell, Inc. (a)	294,200	4,563,042
SanDisk Corp. (a)	99,591	4,893,902
STEC, Inc. (a)	226,750	4,743,610

		32,825,635

Construction & Engineering 0.4%
China Communications Construction Co., Ltd. Class H	3,217,350	2,970,339
Jacobs Engineering Group, Inc. (a)	112,636	5,587,872

		8,558,211

Construction Materials 0.3%
Holcim, Ltd.	69,100	6,015,295

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

12 MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Consumer Finance 1.4%
American Express Co.	395,050	$19,389,054
Discover Financial Services	327,830	8,143,297

		27,532,351

Diversified Consumer Services 0.4%
Coinstar, Inc. (a)	150,570	8,127,769

Diversified Financial Services 3.4%
Bank of America Corp.	358,304	4,399,973
Citigroup, Inc. (a)	301,800	1,385,262
CME Group, Inc.	49,135	14,532,659
Deutsche Boerse A.G.	48,900	4,063,225
X JPMorgan Chase & Co.	820,332	37,431,749
Leucadia National Corp.	74,446	2,878,082

		64,690,950

Diversified Telecommunication Services 1.4%
AT&T, Inc.	333,600	10,381,632
Koninklijke KPN N.V.	698,050	11,078,419
Nippon Telegraph & Telephone Corp.	76,400	3,527,313
Verizon Communications, Inc.	49,100	1,854,998

		26,842,362

Electric Utilities 1.3%
American Electric Power Co., Inc.	52,765	1,924,867
Duke Energy Corp.	1,041,400	19,422,110
Energias de Portugal S.A.	698,200	2,854,224

		24,201,201

Electrical Equipment 0.7%
ABB, Ltd. (a)	280,600	7,746,506
Rockwell Automation, Inc.	55,824	4,863,945

		12,610,451

Electronic Equipment & Instruments 0.9%
Corning, Inc.	154,250	3,229,995
HOYA Corp.	229,250	4,897,864
TE Connectivity, Ltd.	230,441	8,261,310

		16,389,169

Energy Equipment & Services 0.8%
Baker Hughes, Inc.	47,122	3,647,714
Exterran Holdings, Inc. (a)	40,473	878,669
Key Energy Services, Inc. (a)	199,205	3,625,531
Parker Drilling Co. (a)	75,200	536,176
Schlumberger, Ltd.	53,900	4,837,525
Weatherford International, Ltd. (a)	67,650	1,459,887

		14,985,502

Food & Staples Retailing 1.2%
CVS Caremark Corp.	195,801	7,095,828
Wal-Mart Stores, Inc.	181,420	9,974,472
Walgreen Co.	154,361	6,594,302

		23,664,602

Food Products 1.4%
Archer-Daniels-Midland Co.	421,813	15,615,517
Bunge, Ltd.	50,790	3,831,597
Danone S.A.	80,700	5,911,298
Kraft Foods, Inc. Class A	37,700	1,265,966

		26,624,378

Gas Utilities 0.4%
National Fuel Gas Co.	69,611	5,102,486
Nicor, Inc.	34,250	1,898,478

		7,000,964

Health Care Equipment & Supplies 2.7%
Baxter International, Inc.	86,368	4,914,339
Boston Scientific Corp. (a)	21,700	162,533
CareFusion Corp. (a)	44,612	1,310,255
Covidien PLC	590,319	32,874,865
Gen-Probe, Inc. (a)	10,500	870,660
Medtronic, Inc.	289,768	12,097,814

		52,230,466

Health Care Providers & Services 1.0%
Aetna, Inc.	371,270	15,363,152
Cardinal Health, Inc.	61,370	2,681,255
SunLink Health Systems, Inc. (a)	46,368	102,010
Universal Health Services, Inc. Class B	5,800	317,724

		18,464,141

Hotels, Restaurants & Leisure 1.7%
Genting Berhad	1,115,650	4,369,190
Genting Singapore PLC (a)	1,710,350	3,032,114
Marriott International, Inc. Class A	28,660	1,011,698
McDonald’s Corp.	121,180	9,489,606
Sands China, Ltd. (a)	1,923,400	5,399,018
Starwood Hotels & Resorts Worldwide, Inc.	87,916	5,237,156
TUI Travel PLC	1,089,400	4,352,672

		32,891,454

Household Products 0.5%
Colgate-Palmolive Co.	28,612	2,413,422
Procter & Gamble Co. (The)	98,800	6,412,120

		8,825,542

Independent Power Producers & Energy Traders 0.3%
AES Corp. (The) (a)	429,000	5,679,960

Industrial Conglomerates 1.8%
3M Co.	68,190	6,628,750
General Electric Co.	643,383	13,157,182

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Industrial Conglomerates (continued)

Siemens A.G.	38,950	$5,666,390
Tyco International, Ltd.	174,189	8,489,972

		33,942,294

Insurance 5.1%
Aflac, Inc.	328,548	18,461,112
Allstate Corp. (The)	198,909	6,731,081
Aon Corp.	87,640	4,572,179
Chubb Corp. (The)	33,950	2,213,200
HCC Insurance Holdings, Inc.	65,800	2,141,132
Marsh & McLennan Cos., Inc.	108,755	3,293,101
MetLife, Inc.	707,561	33,106,779
Phoenix Cos., Inc. (The) (a)	123,850	333,157
Reinsurance Group of America, Inc.	35,592	2,252,974
Tokio Marine Holdings, Inc.	197,300	5,470,353
Travelers Cos., Inc. (The)	170,455	10,786,392
W.R. Berkley Corp.	283,066	9,230,782

		98,592,242

Internet & Catalog Retail 0.5%
Liberty Media Corp. Interactive Class A (a)	550,690	9,626,061

Internet Software & Services 2.3%
AOL, Inc. (a)	6,651	135,547
eBay, Inc. (a)	412,275	14,182,260
Google, Inc. Class A (a)	21,116	11,489,216
Valueclick, Inc. (a)	137,658	2,305,772
VeriSign, Inc.	419,648	15,510,190

		43,622,985

IT Services 1.1%
Accenture PLC Class A	136,350	7,789,676
Computer Sciences Corp.	86,500	4,409,770
International Business Machines Corp.	51,799	8,835,873

		21,035,319

Machinery 0.6%
Caterpillar, Inc.	72,950	8,419,159
Vallourec S.A.	20,050	2,500,196

		10,919,355

Media 5.8%
Ascent Media Corp. Class A (a)	1,362	65,417
Cablevision Systems Corp. Class A	218,973	7,714,419
Comcast Corp. Class A	122,000	3,201,280
DIRECTV Class A (a)	20,700	1,005,813
Liberty Media Corp. Capital Class A (a)	264,814	21,786,248
Liberty Media-Starz, Series A (a)	56,287	4,325,656
Madison Square Garden, Inc. Class A (a)	120,032	3,282,875
Sirius XM Radio, Inc. (a)	556,700	1,107,833
Time Warner Cable, Inc.	15,445	1,206,718
X Time Warner, Inc.	970,116	36,728,591
Viacom, Inc. Class B	582,750	29,813,490
Walt Disney Co. (The)	29,843	1,286,233

		111,524,573

Metals & Mining 0.5%
Anglo American PLC	29,600	1,542,849
JFE Holdings, Inc.	100,800	2,741,352
United States Steel Corp.	99,400	4,742,374

		9,026,575

Multi-Utilities 0.7%
Dominion Resources, Inc.	38,600	1,791,812
GDF Suez S.A.	264,196	10,810,048

		12,601,860

Multiline Retail 0.3%
Kohl’s Corp.	71,500	3,768,765
Target Corp.	55,590	2,729,469

		6,498,234

Office Electronics 0.0%‡
Xerox Corp.	65,600	661,904

Oil, Gas & Consumable Fuels 10.7%
Anadarko Petroleum Corp.	134,264	10,598,800
Apache Corp.	110,749	14,770,594
BG Group PLC	113,550	2,908,562
Chesapeake Energy Corp.	174,099	5,861,913
Chevron Corp.	72,229	7,904,742
ConocoPhillips	337,826	26,664,606
Devon Energy Corp.	205,221	18,675,111
EOG Resources, Inc.	82,000	9,258,620
ExxonMobil Corp.	68,900	6,063,200
Hess Corp.	53,275	4,579,519
InterOil Corp. (a)	6,700	426,120
X Marathon Oil Corp.	652,499	35,261,046
Occidental Petroleum Corp.	174,820	19,980,178
Petroleo Brasileiro S.A., ADR (b)	203,150	7,583,590
Repsol YPF, S.A.	116,000	4,142,422
Spectra Energy Corp.	530,400	15,402,816
Total S.A.	172,600	11,049,042
Williams Cos., Inc.	116,431	3,862,016

		204,992,897

Paper & Forest Products 0.1%
MeadWestvaco Corp.	80,405	2,708,844

Pharmaceuticals 9.1%
Abbott Laboratories	135,177	7,034,611
Bayer A.G.	107,700	9,467,504
GlaxoSmithKline PLC	199,950	4,360,193

14 MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Pharmaceuticals (continued)

Hospira, Inc. (a)	92,023	$5,220,465
Johnson & Johnson	85,750	5,635,490
X Merck & Co., Inc.	931,455	33,485,807
Mylan, Inc. (a)	29,000	722,680
Novartis A.G.	218,250	12,956,228
X Pfizer, Inc.	1,988,300	41,674,768
Sanofi-Aventis	254,550	20,133,230
Sanofi-Aventis, Sponsored ADR (b)	735,150	29,053,128
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (b)	117,898	5,391,476

		175,135,580

Real Estate Investment Trusts 0.7%
HCP, Inc.	102,552	4,063,110
UDR, Inc.	300,627	7,783,233
Weyerhaeuser Co.	61,705	1,419,832

		13,266,175

Real Estate Management & Development 0.3%
Cheung Kong Holdings, Ltd.	172,450	2,713,458
St. Joe Co. (The) (a)	110,200	2,878,424

		5,591,882

Road & Rail 0.5%
Celadon Group, Inc. (a)	116,474	1,720,321
CSX Corp.	50,742	3,992,888
Union Pacific Corp.	38,500	3,983,595

		9,696,804

Semiconductors & Semiconductor Equipment 1.9%
Applied Materials, Inc.	856,250	13,434,563
Intel Corp.	248,920	5,772,455
Texas Instruments, Inc.	458,550	16,292,281

		35,499,299

Software 2.9%
Adobe Systems, Inc. (a)	34,950	1,172,572
Blackboard, Inc. (a)	39,752	1,912,469
Electronic Arts, Inc. (a)	31,733	640,372
JDA Software Group, Inc. (a)	31,679	1,038,121
X Microsoft Corp.	1,672,483	43,518,008
Oracle Corp.	58,668	2,114,981
S1 Corp. (a)	49,370	339,172
SAP A.G.	88,200	5,682,729

		56,418,424

Specialty Retail 2.8%
Home Depot, Inc. (The)	165,753	6,156,066
X Lowe’s Cos., Inc.	1,359,212	35,679,315
PEP Boys-Manny, Moe & Jack	234,255	3,209,294
Staples, Inc.	422,400	8,929,536

		53,974,211

Thrifts & Mortgage Finance 0.0%‡
New York Community Bancorp, Inc.	51,700	858,220

Trading Companies & Distributors 0.6%
Mitsubishi Corp.	397,250	10,671,365

Wireless Telecommunication Services 1.8%
X Vodafone Group PLC, Sponsored ADR (b)	1,208,850	35,201,712

Total Common Stocks (Cost $1,528,121,283)		1,835,596,108

	Number of
	Rights
Rights 0.0%‡

Pharmaceuticals 0.0%‡
Sanofi-Aventis S.A. Expires 12/31/20 (a)	86,571	214,696

Total Rights (Cost $203,788)		214,696

	Principal
	Amount
Long-Term Bonds 0.3% Convertible Bonds 0.2%

Diversified Consumer Services 0.1%
Coinstar, Inc. 4.00%, due 9/1/14	$900,000	1,383,750

Oil, Gas & Consumable Fuels 0.1%
Bill Barrett Corp. 5.00%, due 3/15/28	989,300	1,021,452

Total Convertible Bonds (Cost $1,613,579)		2,405,202

Corporate Bond 0.1%

Specialty Retail 0.1%
PEP Boys-Manny Moe & Jack 7.50%, due 12/15/14	2,050,000	2,101,250

Total Corporate Bond (Cost $1,628,705)		2,101,250

Total Long-Term Bonds (Cost $3,242,284)		4,506,452

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Short-Term Investment 4.3%

Repurchase Agreement 4.3%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $82,929,318 (Collateralized by a United States Treasury Bills with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $84,595,000 and a Market Value of $84,594,542)	$82,929,249	$82,929,249

Total Short-Term Investment (Cost $82,929,249)		82,929,249

Total Investments (Cost $1,614,496,604) (c)	100.3%	1,923,246,505
Other Assets, Less Liabilities	(0.3)	(5,386,202)

Net Assets	100.0%	$1,917,860,303

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	At April 30, 2011, cost is $1,632,670,580 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$359,029,045
Gross unrealized depreciation	(68,453,120)

Net unrealized appreciation	$290,575,925

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,835,596,108	$—	$—	$1,835,596,108
Rights	214,696	—	—	214,696
Long-Term Bonds
Convertible Bonds	—	2,405,202	—	2,405,202
Corporate Bond	—	2,101,250	—	2,101,250

Total Long-Term Bonds	—	4,506,452	—	4,506,452

Short-Term Investment
Repurchase Agreement	—	82,929,249	—	82,929,249

Total Investments in Securities	$1,835,810,804	$87,435,701	$—	$1,923,246,505

(a)	For a complete listing of investments and their industries, see the Portfolio of Invesments.

At October 31, 2010 and April 20, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 for value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16 MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $1,614,496,604)	$1,923,246,505
Cash denominated in foreign currencies (identified cost $4,260)	4,391
Receivables:
Dividends and interest	2,229,932
Fund shares sold	1,007,087
Investment securities sold	824,974
Other assets	88,550

Total assets	1,927,401,439

Liabilities
Payables:
Investment securities purchased	5,266,527
Fund shares redeemed	2,144,396
Manager (See Note 3)	1,134,389
Transfer agent (See Note 3)	436,441
NYLIFE Distributors (See Note 3)	365,403
Shareholder communication	105,709
Professional fees	61,289
Custodian	21,722
Trustees	4,713
Accrued expenses	547

Total liabilities	9,541,136

Net assets	$1,917,860,303

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$561,957
Additional paid-in capital	1,754,390,401

1,754,952,358
Undistributed net investment income	4,873,168
Accumulated net realized gain (loss) on investments and foreign currency transactions	(150,729,642)
Net unrealized appreciation (depreciation) on investments	308,749,901
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	14,518

Net assets	$1,917,860,303

Investor Class
Net assets applicable to outstanding shares	$125,411,365

Shares of beneficial interest outstanding	3,667,970

Net asset value per share outstanding	$34.19
Maximum sales charge (5.50% of offering price)	1.99

Maximum offering price per share outstanding	$36.18

Class A
Net assets applicable to outstanding shares	$390,410,398

Shares of beneficial interest outstanding	11,417,069

Net asset value per share outstanding	$34.20
Maximum sales charge (5.50% of offering price)	1.99

Maximum offering price per share outstanding	$36.19

Class B
Net assets applicable to outstanding shares	$144,689,739

Shares of beneficial interest outstanding	4,549,494

Net asset value and offering price per share outstanding	$31.80

Class C
Net assets applicable to outstanding shares	$171,321,830

Shares of beneficial interest outstanding	5,385,807

Net asset value and offering price per share outstanding	$31.81

Class I
Net assets applicable to outstanding shares	$1,056,308,131

Shares of beneficial interest outstanding	30,308,120

Net asset value and offering price per share outstanding	$34.85

Class R1
Net assets applicable to outstanding shares	$1,011,105

Shares of beneficial interest outstanding	29,447

Net asset value and offering price per share outstanding	$34.34

Class R2
Net assets applicable to outstanding shares	$26,800,090

Shares of beneficial interest outstanding	781,951

Net asset value and offering price per share outstanding	$34.27

Class R3
Net assets applicable to outstanding shares	$1,907,645

Shares of beneficial interest outstanding	55,857

Net asset value and offering price per share outstanding	$34.15

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$16,691,185
Interest	218,521

Total income	16,909,706

Expenses
Manager (See Note 3)	6,234,829
Distribution/Service—Investor Class (See Note 3)	148,051
Distribution/Service—Class A (See Note 3)	458,043
Distribution/Service—Class B (See Note 3)	711,476
Distribution/Service—Class C (See Note 3)	825,582
Distribution/Service—Class R2 (See Note 3)	32,226
Distribution/Service—Class R3 (See Note 3)	4,458
Transfer agent (See Note 3)	1,333,201
Professional fees	124,706
Shareholder communication	118,360
Registration	71,217
Custodian	60,072
Trustees	24,352
Shareholder service (See Note 3)	14,069
Miscellaneous	33,830

Total expenses	10,194,472

Net investment income (loss)	6,715,234

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	63,535,927
Foreign currency transactions	(66,687)

Net realized gain (loss) on investments and foreign currency transactions	63,469,240

Net change in unrealized appreciation (depreciation) on:
Investments	175,880,528
Translation of other assets and liabilities in foreign currencies	(5,914)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	175,874,614

Net realized and unrealized gain (loss) on investments and foreign currency transactions	239,343,854

Net increase (decrease) in net assets resulting from operations	$246,059,088

(a)	Dividends recorded net of foreign withholding taxes in the amount of $277,877.

18 MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,715,234	$11,085,237
Net realized gain (loss) on investments and foreign currency transactions	63,469,240	78,813,986
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	175,874,614	131,758,477

Net increase (decrease) in net assets resulting from operations	246,059,088	221,657,700

Dividends to shareholders:
From net investment income:
Investor Class	(779,162)	—
Class A	(3,020,741)	—
Class B	(115,368)	—
Class C	(134,256)	—
Class I	(8,102,170)	(238,519)
Class R1	(3,452)	(1,435)
Class R2	(190,054)	—
Class R3	(9,419)	—

Total dividends to shareholders	(12,354,622)	(239,954)

Capital share transactions:
Net proceeds from sale of shares	304,695,078	401,048,658
Net asset value of shares issued to shareholders in reinvestment of dividends	11,512,825	231,400
Cost of shares redeemed	(179,674,444)	(420,255,102)

Increase (decrease) in net assets derived from capital share transactions	136,533,459	(18,975,044)

Net increase (decrease) in net assets	370,237,925	202,442,702

Net Assets
Beginning of period	1,547,622,378	1,345,179,676

End of period	$1,917,860,303	$1,547,622,378

Undistributed net investment income at end of period	$4,873,168	$10,512,556

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$29.76		$25.71	$23.04	$32.90

Net investment income (loss) (a)	0.11		0.19	0.22	0.17
Net realized and unrealized gain (loss) on investments	4.52		3.86	2.90	(10.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.01)

Total from investment operations	4.63		4.05	3.12	(9.86)

Less dividends:
From net investment income	(0.20)		—	(0.45)	—

Net asset value at end of period	$34.19		$29.76	$25.71	$23.04

Total investment return (b)	15.64	%(c)	15.75%	13.83%	(29.97	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68	%††	0.69%	0.98%	0.81	% ††
Net expenses	1.35	%††	1.41%	1.44%	1.35	% ††
Expenses (before waiver/reimbursement)	1.35	%††	1.41%	1.50%	1.35	% ††
Portfolio turnover rate	22%		49%	60%	96%
Net assets at end of period (in 000’s)	$125,411		$113,557	$99,663	$72,709

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$29.79		$25.68	$23.04	$41.39	$38.55	$35.03

Net investment income (loss) (a)	0.14		0.25	0.28	0.31	0.31	0.11
Net realized and unrealized gain (loss) on investments	4.53		3.86	2.90	(13.88)	5.68	5.54
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.01)	—	—

Total from investment operations	4.67		4.11	3.18	(13.58)	5.99	5.65

Less dividends and distributions:
From net investment income	(0.26)		—	(0.54)	(0.22)	(0.09)	—
From net realized gain on investments	—		—	—	(4.55)	(3.06)	(2.13)

Total dividends and distributions	(0.26)		—	(0.54)	(4.77)	(3.15)	(2.13)

Net asset value at end of period	$34.20		$29.79	$25.68	$23.04	$41.39	$38.55

Total investment return (b)	15.78	%(c)	16.00%	14.12%	(36.80%)	16.61%	16.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87	%††	0.90%	1.25%	0.96%	0.79%	0.28%
Net expenses	1.15	%††	1.21%	1.20%	1.23%	1.27%	1.35%
Expenses (before waiver/reimbursement)	1.15	%††	1.21%	1.29%	1.25%	1.27%	1.33%
Portfolio turnover rate	22%		49%	60%	96%	76%	100%
Net assets at end of period (in 000’s)	$390,410		$345,067	$324,421	$291,812	$647,374	$524,523

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20 MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$27.63		$24.04	$21.36	$38.79	$36.49	$33.50

Net investment income (loss) (a)	(0.01)		(0.01)	0.06	0.04	0.02	(0.15)
Net realized and unrealized gain (loss) on investments	4.20		3.60	2.70	(12.91)	5.34	5.27
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.01)	—	—

Total from investment operations	4.19		3.59	2.76	(12.88)	5.36	5.12

Less dividends and distributions:
From net investment income	(0.02)		—	(0.08)	—	—	—
From net realized gain on investments	—		—	—	(4.55)	(3.06)	(2.13)

Total dividends and distributions	(0.02)		—	(0.08)	(4.55)	(3.06)	(2.13)

Net asset value at end of period	$31.80		$27.63	$24.04	$21.36	$38.79	$36.49

Total investment return (b)	15.19	%(c)	14.93%	12.97%	(37.33%)	15.73%	15.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.06	%)††	(0.04%)	0.31%	0.13%	0.06%	(0.45%)
Net expenses	2.10	% ††	2.16%	2.19%	2.07%	2.02%	2.10%
Expenses (before waiver/reimbursement)	2.10	% ††	2.16%	2.26%	2.07%	2.02%	2.08%
Portfolio turnover rate	22%		49%	60%	96%	76%	100%
Net assets at end of period (in 000’s)	$144,690		$140,674	$169,606	$189,015	$378,342	$354,543

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$27.63		$24.05	$21.37	$38.79	$36.49	$33.50

Net investment income (loss) (a)	(0.01)		(0.01)	0.06	0.04	0.01	(0.16)
Net realized and unrealized gain (loss) on investments	4.21		3.59	2.70	(12.90)	5.35	5.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.01)	—	—

Total from investment operations	4.20		3.58	2.76	(12.87)	5.36	5.12

Less dividends and distributions:
From net investment income	(0.02)		—	(0.08)	—	—	—
From net realized gain on investments	—		—	—	(4.55)	(3.06)	(2.13)

Total dividends and distributions	(0.02)		—	(0.08)	(4.55)	(3.06)	(2.13)

Net asset value at end of period	$31.81		$27.63	$24.05	$21.37	$38.79	$36.49

Total investment return (b)	15.22	%(c)	14.89%	12.96%	(37.30%)	15.73%	15.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.07	%)††	(0.05%)	0.29%	0.13%	0.04%	(0.46%)
Net expenses	2.10	% ††	2.16%	2.19%	2.07%	2.02%	2.10%
Expenses (before waiver/reimbursement)	2.10	% ††	2.16%	2.25%	2.07%	2.02%	2.08%
Portfolio turnover rate	22%		49%	60%	96%	76%	100%
Net assets at end of period (in 000’s)	$171,322		$160,098	$167,652	$178,672	$331,430	$245,458

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$30.39		$26.15	$23.51	$42.13	$39.15	$35.50

Net investment income (loss) (a)	0.18		0.32	0.33	0.39	0.45	0.23
Net realized and unrealized gain (loss) on investments	4.62		3.93	2.95	(14.12)	5.78	5.62
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00)‡	—	—

Total from investment operations	4.80		4.25	3.28	(13.73)	6.23	5.85

Less dividends and distributions:
From net investment income	(0.34)		(0.01)	(0.64)	(0.34)	(0.19)	(0.07)
From net realized gain on investments	—		—	—	(4.55)	(3.06)	(2.13)

Total dividends and distributions	(0.34)		(0.01)	(0.64)	(4.89)	(3.25)	(2.20)

Net asset value at end of period	$34.85		$30.39	$26.15	$23.51	$42.13	$39.15

Total investment return (b)	15.91	%(c)	16.26%	14.38%	(36.59%)	16.99%	17.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09	%††	1.12%	1.45%	1.22%	1.15%	0.61%
Net expenses	0.90	%††	0.95%	0.98%	0.96%	0.92%	1.03%
Expenses (before reimbursement/waiver)	0.90	%††	0.95%	1.04%	0.96%	0.92%	1.01%
Portfolio turnover rate	22%		49%	60%	96%	76%	100%
Net assets at end of period (in 000’s)	$1,056,308		$759,317	$567,720	$425,266	$438,054	$358,423

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Class R1
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$29.93		$25.84	$23.23	$41.69	$38.78	$35.19

Net investment income (loss) (a)	0.16		0.30	0.27	0.42	0.42	0.19
Net realized and unrealized gain (loss) on investments	4.56		3.87	2.94	(14.03)	5.71	5.57
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00)‡	—	—

Total from investment operations	4.72		4.17	3.21	(13.61)	6.13	5.76

Less dividends and distributions:
From net investment income	(0.31)		(0.08)	(0.60)	(0.30)	(0.16)	(0.04)
From net realized gain on investments	—		—	—	(4.55)	(3.06)	(2.13)

Total dividends and distributions	(0.31)		(0.08)	(0.60)	(4.85)	(3.22)	(2.17)

Net asset value at end of period	$34.34		$29.93	$25.84	$23.23	$41.69	$38.78

Total investment return (b)	15.87	%(c)	16.12%	14.20%	(36.67%)	16.89%	17.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00	%††	1.07%	1.21%	1.24%	1.08%	0.51%
Net expenses	1.00	%††	1.06%	1.08%	1.01%	1.02%	1.13%
Expenses (before waiver/reimbursement)	1.00	%††	1.06%	1.14%	1.01%	1.02%	1.11%
Portfolio turnover rate	22%		49%	60%	96%	76%	100%
Net assets at end of period (in 000’s)	$1,011		$325	$626	$232	$12,424	$15,583

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22 MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$29.85		$25.76	$23.06	$41.40	$38.54	$35.03

Net investment income (loss) (a)	0.12		0.22	0.23	0.28	0.32	0.07
Net realized and unrealized gain (loss) on investments	4.53		3.87	2.93	(13.86)	5.68	5.57
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00)‡	—	—

Total from investment operations	4.65		4.09	3.16	(13.58)	6.00	5.64

Less dividends and distributions:
From net investment income	(0.23)		—	(0.46)	(0.21)	(0.08)	—
From net realized gain on investments	—		—	—	(4.55)	(3.06)	(2.13)

Total dividends and distributions	(0.23)		—	(0.46)	(4.76)	(3.14)	(2.13)

Net asset value at end of period	$34.27		$29.85	$25.76	$23.06	$41.40	$38.54

Total investment return (b)	15.67	%(c)	15.88%	13.96%	(36.78%)	16.61%	16.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78	%††	0.80%	1.01%	0.89%	0.81%	0.17%
Net expenses	1.25	%††	1.31%	1.33%	1.30%	1.27%	1.38%
Expenses (before waiver/reimbursement)	1.25	%††	1.31%	1.38%	1.30%	1.27%	1.36%
Portfolio turnover rate	22%		49%	60%	96%	76%	100%
Net assets at end of period (in 000’s)	$26,800		$26,735	$14,006	$6,427	$8,560	$5,806

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Class R3
							April 28,
	Six months						2006**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$29.71		$25.70	$22.97	$41.31	$38.49	$37.46

Net investment income (loss) (a)	0.08		0.15	0.16	0.19	0.17	(0.02)
Net realized and unrealized gain (loss) on investments	4.52		3.86	2.93	(13.82)	5.73	1.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00)‡	—	—

Total from investment operations	4.60		4.01	3.09	(13.63)	5.90	1.03

Less dividends and distributions:
From net investment income	(0.16)		—	(0.36)	(0.16)	(0.02)	—
From net realized gain on investments	—		—	—	(4.55)	(3.06)	—

Total dividends and distributions	(0.16)		—	(0.36)	(4.71)	(3.08)	—

Net asset value at end of period	$34.15		$29.71	$25.70	$22.97	$41.31	$38.49

Total investment return (b)	15.54	%(c)	15.60%	13.65%	(36.96%)	16.37%	2.75	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53	%††	0.54%	0.72%	0.61%	0.42%	(0.10	%)††
Net expenses	1.50	%††	1.56%	1.58%	1.56%	1.52%	1.72	% ††
Expenses (before waiver/reimbursement)	1.50	%††	1.56%	1.63%	1.56%	1.52%	1.73	% ††
Portfolio turnover rate	22%		49%	60%	96%	76%	100%
Net assets at end of period (in 000’s)	$1,908		$1,850	$1,484	$310	$256	$10

*	Unaudited.
**	Commencement of operations.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay MAP Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations on January 21, 1971 (under a former class designation of MAP-Equity Fund) and were redesignated as Class I shares on June 9, 1999. Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

24    MainStay MAP Fund

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost

mainstayinvestments.com    25

Notes to Financial Statements (unaudited) (continued)

method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(I) Concentration of Risk. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets.

26    MainStay MAP Fund

Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. (See Note 5.)

(K) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

	Statement of
	Assets and	Equity
	Liabilities	Contracts
	Location	Risk	Total

Rights	Investment in securities, at value	$214,696	$214,696

Total Fair Value		$214,696	$214,696

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows:

	Statement of		Equity
	Operations		Contracts
	Location		Risk	Total

Rights	Net change in unrealized appreciation (depreciation	) on security transactions	$10,908	$10,908

Total Change in Unrealized Appreciation (Depreciation)			$10,908	$10,908

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Rights (2)	86,571	86,571

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount represents number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Markston International LLC and Institutional Capital LLC (the “Subadvisors”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of Amended and Restated Subadvisory Agreements (“Subadvisory Agreements”) between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of the Subadvisors.

mainstayinvestments.com    27

Notes to Financial Statements (unaudited) (continued)

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion and 0.70% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.74% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

Effective August 1, 2009, the Manager had agreed to voluntarily waive or reimburse the expenses so that Total Annual Fund Operating Expenses of a class did not exceed the following percentages: Class A, 1.27%; Class I, 1.02%; Class R1, 1.12%; Class R2, 1.37% and Class R3, 1.62%. This voluntary waiver was discontinued effective February 28, 2011. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $6,234,829.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution, Service and Shareholder Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Class R1	$287

Class R2	12,890

Class R3	892

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $27,812 and $29,480, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $136, $77,925 and $2,978, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$181,790

Class A	198,989

Class B	218,640

Class C	253,486

Class I	465,006

Class R1	303

Class R2	14,018

Class R3	969

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

28    MainStay MAP Fund

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,841	0.0	%‡

Class B	1,386	0.0	‡

Class C	2,088	0.0	‡

Class I	102,563,703	9.7

Class R1	1,603	0.2

Class R2	1,577	0.0	‡

Class R3	21,945	1.2

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $27,326. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $196,024,906 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2015	$14,278
2016	34,567
2017	147,180

Total	$196,025

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$239,954

Note 5–Foreign Currency Transactions

As of April 30, 2011, the Fund held the following foreign currencies:

	Currency			Cost			Value

Euro	EUR	2,965	USD	4,260		USD	4,391

Japanese Yen (a)	JPY	(2)		0	(b)		0	(b)

Total			USD	4,260		USD	4,391

(a)	Currency was overdrawn as of April 30, 2011.

(b)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $453,233 and $358,791, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	187,171	$6,009,547
Shares issued to shareholders in reinvestment of dividends	25,048	775,539
Shares redeemed	(304,776)	(9,754,908)

Net increase (decrease) in shares outstanding before conversion	(92,557)	(2,969,822)
Shares converted into Investor Class (See Note 1)	162,449	5,201,362
Shares converted from Investor Class (See Note 1)	(217,625)	(6,911,509)

Net increase (decrease)	(147,733)	$(4,679,969)

Year ended October 31, 2010:
Shares sold	334,273	$9,342,716
Shares redeemed	(611,144)	(16,977,903)

Net increase (decrease) in shares outstanding before conversion	(276,871)	(7,635,187)
Shares converted into Investor Class (See Note 1)	478,912	13,245,592
Shares converted from Investor Class (See Note 1)	(262,644)	(7,349,186)

Net increase (decrease)	(60,603)	$(1,738,781)

mainstayinvestments.com    29

Notes to Financial Statements (unaudited) (continued)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	779,823	$25,020,445
Shares issued to shareholders in reinvestment of dividends	84,794	2,622,975
Shares redeemed	(1,361,657)	(43,544,706)

Net increase (decrease) in shares outstanding before conversion	(497,040)	(15,901,286)
Shares converted into Class A (See Note 1)	343,443	10,863,290
Shares converted from Class A (See Note 1)	(11,782)	(387,856)

Net increase (decrease)	(165,379)	$(5,425,852)

Year ended October 31, 2010:
Shares sold	1,324,661	$36,823,346
Shares redeemed	(2,930,686)	(81,173,843)

Net increase (decrease) in shares outstanding before conversion	(1,606,025)	(44,350,497)
Shares converted into Class A (See Note 1)	932,834	26,034,065
Shares converted from Class A (See Note 1)	(34,316)	(987,295)
Shares converted from Class A (a)	(341,373)	(9,353,625)

Net increase (decrease)	(1,048,880)	$(28,657,352)

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	163,236	$4,857,907
Shares issued to shareholders in reinvestment of dividends	3,635	106,033
Shares redeemed	(412,692)	(12,306,504)

Net increase (decrease) in shares outstanding before conversion	(245,821)	(7,342,564)
Shares converted from Class B (See Note 1)	(296,927)	(8,765,287)

Net increase (decrease)	(542,748)	$(16,107,851)

Year ended October 31, 2010:
Shares sold	393,873	$10,223,095
Shares redeemed	(1,159,562)	(30,020,659)

Net increase (decrease) in shares outstanding before conversion	(765,689)	(19,797,564)
Shares converted from Class B (See Note 1)	(1,195,830)	(30,943,176)

Net increase (decrease)	(1,961,519)	$(50,740,740)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	232,971	$6,938,951
Shares issued to shareholders in reinvestment of dividends	3,438	100,340
Shares redeemed	(644,695)	(19,202,160)

Net increase (decrease)	(408,286)	$(12,162,869)

Year ended October 31, 2010:
Shares sold	427,492	$11,078,115
Shares redeemed	(1,604,342)	(41,521,971)

Net increase (decrease)	(1,176,850)	$(30,443,856)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	7,795,005	$257,419,154
Shares issued to shareholders in reinvestment of dividends	245,293	7,723,650
Shares redeemed	(2,716,022)	(87,147,997)

Net increase (decrease)	5,324,276	$177,994,807

Year ended October 31, 2010:
Shares sold	11,410,879	$318,747,033
Shares issued to shareholders in reinvestment of dividends	8,251	229,965
Shares redeemed	(8,484,606)	(245,068,050)

Net increase (decrease) in shares outstanding before conversion	2,934,524	73,908,948
Shares converted into Class I (a)	335,135	9,353,625

Net increase (decrease)	3,269,659	$83,262,573

Class R1	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	18,657	$604,930
Shares issued to shareholders in reinvestment of dividends	111	3,452
Shares redeemed	(181)	(5,976)

Net increase (decrease)	18,587	$602,406

Year ended October 31, 2010:
Shares sold	52	$257,735
Shares issued to shareholders in reinvestment of dividends	9,145	1,435
Shares redeemed	(22,572)	(628,072)

Net increase (decrease)	(13,375)	$(368,902)

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	113,330	$3,598,788
Shares issued to shareholders in reinvestment of dividends	5,527	171,417
Shares redeemed	(232,678)	(7,267,867)

Net increase (decrease)	(113,821)	$(3,497,662)

Year ended October 31, 2010:
Shares sold	492,272	$13,488,789
Shares redeemed	(140,281)	(3,897,645)

Net increase (decrease)	351,991	$9,591,144

Class R3	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	7,783	$245,356
Shares issued to shareholders in reinvestment of dividends	304	9,419
Shares redeemed	(14,500)	(444,326)

Net increase (decrease)	(6,413)	$(189,551)

Year ended October 31, 2010:
Shares sold	39,237	$1,087,829
Shares redeemed	(34,723)	(966,959)

Net increase (decrease)	4,514	$120,870

30    MainStay MAP Fund

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    31

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay MAP Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) and Markston International LLC (“Markston”) (each a “Subadivsor” and, collectively, the “Subadvisors”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and the Subadvisors as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and the Subadvisors in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and the Subadvisors at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and the Subadvisors on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including ICAP, and Markston, as Subadvisors, and responses from New York Life Investments and Markston to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and the Subadvisors; (ii) the investment performance of the Fund, New York Life Investments and the Subadvisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including ICAP, and by Markston, as Subadvisors, from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and each Subadvisor

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing each Subadvisor’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also

32    MainStay MAP Fund

considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that each Subadvisor provides to the Fund. The Board evaluated each Subadvisor’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined each Subadvisor’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadvisor, and each Subadvisor’s overall legal and compliance environment. The Board also reviewed each Subadvisor’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and each Subadvisor’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and the Subadvisors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and each Subadvisor

The Board considered the costs of the services provided by New York Life Investments and the Subadvisors under the Agreements, and the profits realized by New York Life Investments, its affiliates and Markston due to their relationships with the Fund. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including ICAP, and Markston, as Subadvisors, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and the Subadvisors must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board considered representations from Markston and New York Life Investments that the subadvisory fee paid by New York Life Investments to Markston for services provided to the Fund was the result of arm’s-length negotiations. Because Markston is not affiliated with New York Life Investments, and Markston’s fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York

mainstayinvestments.com    33

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)

Life Investments, its affiliates and Markston due to their relationships with the Fund. The Board recognized, for example, the benefits to the Subadvisors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisors in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including ICAP) and Markston due to their relationships with the Fund supported the Board’s determination to approve the Agreements. With respect to Markston, the Board concluded that any profits realized by Markston due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Markston, and are based on subadvisory fees paid to Markston by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to the Subadvisors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and the Subadvisors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisors about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor

34    MainStay MAP Fund

Class Shares and $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com    35

Proxy Voting Policies and Procedures
and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36    MainStay MAP Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23235 MS136-11	MSMP10-06/11
30

MainStay Money Market Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	15

Notes to Financial Statements	20

Board Consideration and Approval of Management Agreement	24

Proxy Voting Policies and Procedures and Proxy Voting Record	27

Shareholder Reports and Quarterly Portfolio Disclosure	27

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period Ended April 30, 2011

						Gross
						Expense
Class	Sales Charge	Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3,4]	No Sales Charge	0.01%	0.01%	1.92%	1.78%	0.94%

Class A Shares[3]	No Sales Charge	0.01	0.01	1.95	1.80	0.72

Class B Shares[3]	No Sales Charge	0.01	0.01	1.92	1.79	0.94

Class C Shares[3]	No Sales Charge	0.01	0.01	1.92	1.79	0.94

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of April 30, 2011, MainStay Money Market Fund had an effective 7-day yield of 0.01%, 0.01%, 0.01% and 0.01% for Investor Class, Class A, B and C shares, respectively. The 7-day current yield was 0.01%, 0.01%, 0.01% and 0.01% for Investor Class, Class A, B and C shares, respectively. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.76%, –0.54%, –0.76% and –0.76% for Investor Class, Class A, B and C shares, respectively, and the 7-day current yield would have been –0.76%, –0.54%, –0.76%, –0.76% for Investor Class, Class A, B and C shares, respectively. The current yield reflects the Fund’s earnings better than does the Fund’s total return. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A Shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Average Lipper Money Market Fund[5]	0.01%	0.03%	1.95%	1.74%

5.	The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,000.10	$1.04	$1,023.80	$1.05

Class A Shares	$1,000.00	$1,000.10	$1.04	$1,023.80	$1.05

Class B Shares	$1,000.00	$1,000.10	$1.04	$1,023.80	$1.05

Class C Shares	$1,000.00	$1,000.10	$1.04	$1,023.80	$1.05

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.21% for Investor Class, Class A, Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

Other Commercial Paper	44.6
Treasury Repurchase Agreements	16.5
Financial Company Commercial Paper	13.3
Treasury Debt	9.6
Other Notes	8.2
Government Agency Debt	6.7
Asset Backed Commercial Paper	1.3
Other Assets, Less Liabilities	(0.2)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8    MainStay Money Market Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments,1 the Fund’s Manager.

How did MainStay Money Market Fund perform relative to its peers during the six months ended April 30, 2011?

As of April 30, 2011, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Investor Class, Class A, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the six months ended April 30, 2011, MainStay Money Market Fund returned 0.01% for all share classes. All share classes performed in line with the 0.01% return of the average Lipper2 money market fund for the six months ended April 30, 2011.

What factors affected the Fund’s relative performance during the reporting period?

A variety of factors affected the Fund’s relative performance during the reporting period. Repurchase rates declined dramatically, which detracted from the Fund’s relative performance because we had been using these securities to help satisfy the five-day liquidity requirement instituted by regulators last year. During the reporting period, some of the longer-dated higher-yielding floating-rate securities backed by the Federal Deposit Insurance Corporation (FDIC) that we purchased in 2009 began to mature. The maturities of the higher-yielding FDIC-backed securities detracted from performance. An underweight position in longer-maturity European bank securities—a higher-yielding sector—detracted from relative performance. On the positive side, asset-backed securities and floating-rate agency securities added to the Fund’s relative performance.

What was the Fund’s duration3 (or days-to-maturity) strategy during the reporting period?

During the reporting period, we kept the Fund’s average weighted duration at 50 days or longer (but less than 60 days). We view this as a longer duration because regulations prevent money market funds from maintaining an average weighted duration longer than 60 days. Our positioning sought to capitalize on an upward-sloping yield curve,4 primarily by investing in longer-maturity Treasury coupon securities (270 to 397 days to maturity at the time of purchase).

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Federal Open Market Committee (FOMC) kept the federal funds target rate in a very low range, which gave us the confi-dence to go out further on an upward-sloping yield curve. The results were investments primarily in longer-dated Treasury coupon securities and asset-backed securities. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are typically much shorter.) We were comfortable “using duration” in this environment, that is, having a longer average life, because the FOMC stated that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

We hedged this positioning by participating in the floating-rate securities market. In our opinion, the use of floating-rate securities offered two potential advantages. First, if interest rates rose we would participate in the upward movement. Second, floating-rate securities offered what we felt were compelling yields compared to other available investments.

Our negative view on foreign banks continued during the reporting period and was reinforced during the European sovereign debt crisis. For the most part, we avoided this sector, except for certain shorter-dated commercial paper investments in some of the stronger issuers.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

The strongest contributors to the Fund’s performance included floating-rate securities (corporate and agency floaters) and asset-backed securities. The weakest contributors to the Fund’s performance were repurchase agreements and the Fund’s nonparticipation in longer-maturity Yankee bank issues.

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases that added to the Fund’s return during the reporting period included the asset-backed securities of Great America Leasing Receivables and Macquarie Equipment Funding Trust. The Fund’s yield was also strengthened by investments in the floating-rate securities of Federal Farm Credit Bank, Federal Home Loan Bank, Toronto-Dominion Bank and Sanofi-Aventis S.A. There were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings in repurchase agreements, Treasury securities and asset-backed securities. The Fund decreased its weightings in FDIC-backed securities and agency securities.

 1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.

2. See footnote on page 6 for more information on Lipper Inc.

3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days and is considered a more accurate sensitivity gauge than average maturity.

4. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

 The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments April 30, 2011 (unaudited)

	Principal	Amortized
	Amount	Cost
Short-Term Investments 100.2%†

Asset-Backed Commercial Paper 1.3%
Straight-A Funding LLC 0.20%, due 7/5/11 (a)(b)	$6,500,000	$6,497,653

		6,497,653

Financial Company Commercial Paper 13.3%
Bank of America Corp. 0.24%, due 5/9/11 (a)	6,500,000	6,499,653
BNP Paribas Finance, Inc. 0.08%, due 5/6/11 (a)	6,250,000	6,249,931
0.24%, due 6/6/11 (a)	6,500,000	6,498,440
0.30%, due 8/29/11 (a)	6,330,000	6,323,670
John Deere Credit Ltd. 0.14%, due 5/18/11 (a)(b)	4,000,000	3,999,736
National Cooperative Services 0.22%, due 5/4/11 (a)(b)	3,900,000	3,899,928
0.28%, due 6/1/11 (a)(b)	6,500,000	6,498,433
National Rural Utilities Cooperative Finance Corp. 0.23%, due 5/31/11 (a)	4,625,000	4,624,113
PACCAR Financial Corp. 0.15%, due 5/3/11 (a)	5,980,000	5,979,950
0.24%, due 5/12/11 (a)	5,080,000	5,079,627
Private Export Funding Corp. 0.31%, due 5/11/11 (a)(b)	6,345,000	6,344,454
Rabobank U.S.A. Financial Corp. 0.20%, due 7/7/11 (a)	6,500,000	6,497,581

		68,495,516

Government Agency Debt 6.7%
Federal Farm Credit Bank
0.14%, due 11/4/11 (c)	4,995,000	4,995,000
0.176%, due 9/16/11 (c)	3,750,000	3,749,929
0.25%, due 1/12/12 (c)	6,420,000	6,420,000
Federal Home Loan Bank 0.19%, due 1/24/12 (c)	5,095,000	5,095,000
0.201%, due 7/29/11 (c)	6,250,000	6,250,000
Federal Home Loan Mortgage Corporation (Discount Note) 0.25%, due 5/2/11 (a)	1,625,000	1,624,989
Federal National Mortgage Association 0.174%, due 9/19/11 (c)	6,250,000	6,250,128

		34,385,046

Other Commercial Paper 44.6%
Archer-Daniels-Midland Co. 0.20%, due 5/12/11 (a)(b)	7,000,000	6,999,572
0.28%, due 5/10/11 (a)(b)	6,250,000	6,249,562
Basin Electric Power Cooperative, Inc. 0.20%, due 5/6/11 (a)(b)	6,500,000	6,499,819
0.21%, due 5/11/11 (a)(b)	5,195,000	5,194,697
Becton, Dickinson & Co. 0.13%, due 5/11/11 (a)	6,185,000	6,184,777
Campbell Soup Co. 0.301%, due 12/14/11 (a)(b)	6,330,000	6,318,026

0.401%, due 11/29/11 (a)(b)	5,070,000	5,058,057
Clorox Co. 0.28%, due 5/13/11 (a)(b)	2,025,000	2,024,811
Coca-Cola Co. (The) 0.17%, due 5/17/11 (a)(b)	6,500,000	6,499,509
0.20%, due 5/9/11 (a)(b)	6,345,000	6,344,718
Colgate-Palmolive Co. 0.08%, due 5/4/11 (a)(b)	6,330,000	6,329,958
Deere & Co. 0.13%, due 5/26/11 (a)(b)	6,330,000	6,329,429
Emerson Electric Co. 0.11%, due 5/2/11 (a)(b)	2,000,000	1,999,994
General Electric Co. 0.19%, due 6/14/11 (a)	5,200,000	5,198,792
General Mills, Inc. 0.20%, due 5/2/11 (a)(b)	2,035,000	2,034,989
Google, Inc. 0.12%, due 5/20/11 (a)(b)	4,800,000	4,799,696
0.13%, due 5/16/11 (a)(b)	6,365,000	6,364,655
H.J. Heinz Finance Co. 0.28%, due 5/26/11 (a)(b)	2,025,000	2,024,606
Honeywell International, Inc. 0.18%, due 6/27/11 (a)(b)	6,500,000	6,498,147
0.24%, due 6/28/11 (a)(b)	5,200,000	5,197,989
Illinois Tool Works, Inc. 0.12%, due 5/6/11 (a)(b)	3,900,000	3,899,935
0.13%, due 6/13/11 (a)(b)	5,065,000	5,064,213
0.14%, due 5/10/11 (a)(b)	3,820,000	3,819,866
International Business Machines Corp. 0.11%, due 5/18/11 (a)(b)	4,470,000	4,469,768
Kellogg Co. 0.24%, due 5/18/11 (a)(b)	2,000,000	1,999,773
Medtronic, Inc. 0.10%, due 5/26/11 (a)(b)	2,500,000	2,499,826
0.15%, due 6/9/11 (a)(b)	3,055,000	3,054,504
Novartis Finance Corp. 0.10%, due 5/2/11 (a)(b)	3,750,000	3,749,990
NSTAR Electric Co. 0.08%, due 5/4/11 (a)	5,315,000	5,314,965
PepsiCo, Inc. 0.16%, due 5/23/11 (a)(b)	2,600,000	2,599,746
Procter & Gamble Co. (The) 0.19%, due 6/3/11 (a)(b)	6,480,000	6,478,871
0.20%, due 6/15/11 (a)(b)	6,495,000	6,493,376

†	Percentages indicated are based on Fund net assets.

10 MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)

Other Commercial Paper (continued)

Schlumberger Technology Corp. 0.14%, due 5/19/11 (a)(b)	$5,000,000	$4,999,650
0.16%, due 6/16/11 (a)(b)	2,025,000	2,024,586
0.24%, due 5/31/11 (a)(b)	2,500,000	2,499,500
0.24%, due 6/20/11 (a)(b)	2,041,000	2,040,320
Societe Generale North America, Inc. 0.11%, due 5/2/11 (a)	6,320,000	6,319,981
0.11%, due 5/5/11 (a)	6,250,000	6,249,924
0.235%, due 6/2/11 (a)	6,500,000	6,498,642

South Carolina Electric & Gas Co. 0.32%, due 5/23/11 (a)	1,860,000	1,859,636
Southern Co. Funding Corp. 0.20%, due 5/3/11 (a)(b)	3,750,000	3,749,958
0.20%, due 5/10/11 (a)(b)	5,000,000	4,999,750
0.22%, due 5/5/11 (a)(b)	5,200,000	5,199,873
United Technologies Corp. 0.10%, due 5/23/11 (a)(b)	5,545,000	5,544,661
Virginia Electric and Power Co. 0.33%, due 5/4/11 (a)	2,080,000	2,079,943
Walt Disney Co. (The) 0.13%, due 6/20/11 (a)(b)	6,250,000	6,248,872
WW Grainger, Inc. 0.15%, due 5/19/11 (a)	4,000,000	3,999,700
0.17%, due 5/3/11 (a)	5,200,000	5,199,951
0.17%, due 5/13/11 (a)	6,500,000	6,499,632

		229,611,215

Other Notes 8.2%
Ally Auto Receivables Trust
Series 2011-1, Class A1 0.315%, due 2/15/12	1,537,757	1,537,757
Series 2010-4, Class A1 0.336%, due 11/15/11	466,856	466,856
BMW Vehicle Lease Trust
Series 2011-1, Class A1 0.289%, due 4/20/12	2,020,000	2,020,000
Series 2010-1, Class A1 0.298%, due 10/17/11	150,120	150,120
CarMax Auto Owner Trust
Series 2010-3, Class A1 0.313%, due 11/15/11	278,909	278,909
Series 2011-1, Class A1 0.334%, due 3/15/12	1,270,117	1,270,117
CNH Equipment Trust Series 2010-C, Class A1 0.427%, due 12/9/11	1,004,493	1,004,493
Ford Credit Auto Owner Trust Series 2011-A, Class A1 0.289%, due 2/15/12(b)	1,078,405	1,078,405
GE Equipment Midticket LLC Series 2010-1, Class A1 0.351%, due 9/14/11 (b)	33,957	33,957
GE Equipment Small Ticket LLC Series 2011-1A, Class A1 0.383%, due 2/21/12 (b)	1,059,809	1,059,809
Great America Leasing Receivables Series 2011-1, Class A1 0.405%, due 3/15/12 (b)	1,909,016	1,909,016
Holmes Master Issuer PLC Series 2010-1A, Class A1 0.369%, due 10/15/11 (b)(c)	2,500,000	2,500,000

Hyundai Auto Receivables Trust Series 2011-A, Class A1 0.318%, due 2/15/12	1,512,601	1,512,601
John Deere Owner Trust Series 2011-A, Class A1 0.306%, due 5/11/12	2,020,000	2,020,000
Macquarie Equipment Funding Trust Series 2011-A, Class A1 0.432%, due 3/20/12 (b)	1,621,723	1,621,723
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A1 0.308%, due 3/15/12 (b)	1,476,248	1,476,248
Navistar Financial Corp. Owner Trust Series 2010-B, Class A1 0.345%, due 10/18/11 (b)	516,832	516,832
Nissan Auto Receivables Owner Trust
Series 2011-A, Class A1 0.261%, due 4/16/12	2,020,000	2,020,000
Series 2010-A, Class A1 0.356%, due 10/17/11	557,043	557,043
PepsiCo, Inc. 0.308%, due 7/15/11 (c)	3,600,000	3,600,383
Sanofi-Aventis SA. 0.358%, due 3/28/12 (c)	6,455,000	6,455,000
Toronto-Dominion Bank (The) 0.307%, due 1/12/12 (c)	5,095,000	5,095,000
Volkswagen Auto Lease Trust Series 2010-A, Class A1 0.299%, due 11/21/11	704,486	704,486
World Omni Auto Receivables Trust Series 2011-A, Class A1 0.294%, due 3/15/12	1,922,304	1,922,304
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A1 0.301%, due 4/15/12	1,310,000	1,310,000

		42,121,059

Treasury Debt 9.6%
United States Treasury Bills
0.148%, due 5/19/11 (a)	6,330,000	6,329,533
0.195%, due 6/30/11 (a)	6,375,000	6,372,928
United States Treasury Notes 1.00%, due 8/31/11	6,250,000	6,264,624
1.00%, due 9/30/11	6,200,000	6,218,520

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)

Treasury Debt (continued)

1.00%, due 10/31/11	$6,390,000	$6,412,327
1.00%, due 12/31/11	3,760,000	3,776,431
1.00%, due 1/31/12	3,800,000	3,819,893
1.00%, due 2/29/12	4,135,000	4,155,248
1.00%, due 3/31/12	4,080,000	4,107,603
1.00%, due 4/30/12	1,820,000	1,832,031

		49,289,138

Treasury Repurchase Agreements 16.5%
Bank of America N.A. 0.02%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $21,282,035 (Collateralized by a United States Treasury Bond, with a rate of 4.375% and a maturity date of 11/15/39, with a Principal Amount of $21,460,900 and a Market Value of $21,707,728)	21,282,000	21,282,000
BNP Paribas 0.03%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $21,300,053 (Collateralized by a United States Treasury Note, with a rate of 2.625% and a maturiy date of 11/15/20 with a Principal Amount of $22,712,300 and a Market Value of $21,726,013)	21,300,000	21,300,000
Deutsche Bank Securities, Inc. 0.02%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $21,300,036 (Collateralized by a United States Treasury Strip Principal, with a rate of 6.500% and a maturity date of 11/15/26, with a Principal Amount of $42,496,700 and a Market Value of $21,726,013)	21,300,000	21,300,000
SG Americas Securities LLC 0.03%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $21,300,053 (Collateralized by a United States Treasury Note, with a rate of 1.000% and a maturity date of 3/31/12, with a Principal Amount of $21,559,100 and a Market Value of $21,726,018)	21,300,000	21,300,000

		85,182,000

Total Short-Term Investments (Amortized Cost $515,581,627) (d)	100.2%	515,581,627
Other Assets, Less Liabilities	(0.2)	(1,179,955)
Net Assets	100.0%	$514,401,672

(a)	Interest rate presented is yield to maturity.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

12 MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Short-Term Investments
Asset-Backed Commercial Paper	$—	$6,497,653	$—	$6,497,653
Financial Company Commercial Paper	—	68,495,516	—	68,495,516
Government Agency Debt	—	34,385,046	—	34,385,046
Other Commercial Paper	—	229,611,215	—	229,611,215
Other Notes	—	42,121,059	—	42,121,059
Treasury Debt	—	49,289,138	—	49,289,138
Treasury Repurchase Agreements	—	85,182,000	—	85,182,000

Total Investments in Securities	$—	$515,581,627	$—	$515,581,627

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification

	Amortized
	Cost	Percent †
Aerospace & Defense	$5,544,661	1.1%
Agriculture	13,249,134	2.6
Automobile ABS	16,821,678	3.3
Banks	25,568,200	5.0
Beverages	19,044,356	3.7
Certificate of Deposit	5,095,000	1.0
Computers	4,469,768	0.9
Cosmetics & Personal Care	19,302,205	3.7
Distribution & Wholesale	15,699,283	3.0
Diversified Financial Services	6,497,581	1.3
Electric	34,898,641	6.8
Electrical Components & Equipment	1,999,994	0.4
Finance—Auto Loans	11,059,577	2.1
Finance—Consumer Loans	3,999,736	0.8
Finance—Investment Banker/Broker	19,072,041	3.7
Finance—Other Services	21,366,928	4.1
Food	17,435,451	3.4
Health Care—Products	11,739,107	2.3
Household Products & Wares	2,024,811	0.4
Internet	11,164,351	2.2
Machinery—Diversified	6,329,429	1.2
Media	6,248,872	1.2
Miscellaneous—Manufacturing	29,678,942	5.7
Oil & Gas	11,564,056	2.2
Other ABS	7,648,998	1.5
Pharmaceuticals	10,204,990	2.0
Repurchase Agreements	85,182,000	16.5
Special Purpose Entity	6,497,653	1.3
U.S. Government & Agency	83,674,184	16.3
WL Collateral CMO	2,500,000	0.5

	515,581,627	100.2
Other Assets, Less Liabilities	(1,179,955)	(0.2)

Net Assets	$514,401,672	100.0%

†	Percentages indicated are based on Fund net assets.

14 MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (amortized cost $430,399,627)	$430,399,627
Repurchase agreement, at value (identified cost $85,182,000)	85,182,000
Cash	545
Receivables:
Fund shares sold	1,712,456
Interest	102,549
Manager (See Note 3)	124,613
Other assets	61,133

Total assets	517,582,923

Liabilities
Payables:
Fund shares redeemed	1,546,068
Investment securities purchased	1,310,000
Transfer agent (See Note 3)	224,586
Shareholder communication	52,078
Professional fees	33,428
Trustees	2,412
Custodian	2,244
Accrued expenses	9,583
Dividend payable	852

Total liabilities	3,181,251

Net assets	$514,401,672

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$5,144,501
Additional paid-in capital	509,256,858

514,401,359
Accumulated net realized gain (loss) on investments	313

Net assets	$514,401,672

Investor Class
Net assets applicable to outstanding shares	$60,759,219

Shares of beneficial interest outstanding	60,768,828

Net asset value and offering price per share outstanding	$1.00

Class A
Net assets applicable to outstanding shares	$320,908,616

Shares of beneficial interest outstanding	320,937,632

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$104,855,895

Shares of beneficial interest outstanding	104,863,303

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$27,877,942

Shares of beneficial interest outstanding	27,880,380

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest	$558,251

Expenses
Manager (See Note 3)	1,184,128
Transfer agent (See Note 3)	675,542
Registration	62,790
Shareholder communication	56,217
Professional fees	52,010
Custodian	12,353
Trustees	7,883
Miscellaneous	12,557

Total expenses before waiver/reimbursement	2,063,480
Expense waiver/reimbursement from Manager (See Note 3)	(1,537,246)

Net expenses	526,234

Net investment income (loss)	32,017

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	313

Net increase (decrease) in net assets resulting from operations	$32,330

16 MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$32,017	$50,207
Net realized gain (loss) on investments	313	1,079

Net increase (decrease) in net assets resulting from operations	32,330	51,286

Dividends to shareholders:
From net investment income:
Investor Class	(3,871)	(14,067)
Class A	(19,460)	(68,137)
Class B	(6,950)	(29,495)
Class C	(1,736)	(6,590)

Total dividends to shareholders	(32,017)	(118,289)

Capital share transactions:
Net proceeds from sale of shares	238,749,936	481,351,855
Net asset value of shares issued to shareholders in reinvestment of dividends	30,105	113,620
Cost of shares redeemed	(236,370,594)	(494,050,599)

Increase (decrease) in net assets derived from capital share transactions	2,409,447	(12,585,124)

Net increase (decrease) in net assets	2,409,760	(12,652,127)

Net Assets
Beginning of period	511,991,912	524,644,039

End of period	$514,401,672	$511,991,912

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Investor Class
							February
	Six months						28, 2008**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010		2009		2008
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.01
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	(0.00	)‡	0.00	‡	0.00	‡	0.01

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.01)
Return of capital	—		(0.00	)‡	—		—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.01)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00

Total investment return	0.01	%(a)	0.02%		0.12%		1.24	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.00	% ‡††	0.01%		0.13%		1.67	%††
Net expenses	0.21	% ††	0.25%		0.50%		0.80	%††
Expenses (before waiver/reimbursement)	0.94	% ††	0.94%		0.95%		0.88	%††
Net assets at end of period (in 000’s)	$60,759		$64,360		$67,220		$72,721

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008	2007	2006
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.03	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	(0.00	)‡	0.00	‡	0.00	‡	0.03	0.05	0.04

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)	(0.04)
Return of capital	—		(0.00	)‡	—		—	—	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)	(0.04)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total investment return	0.01	%(a)	0.02%		0.16%		2.65%	4.69%	4.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02	% ††	0.01%		0.18%		2.65%	4.59%	4.14%
Net expenses	0.21	% ††	0.25%		0.47%		0.68%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.73	% ††	0.72%		0.73%		0.71%	0.83%	0.93%
Net assets at end of period (in 000’s)	$320,909		$301,795		$279,766		$372,956	$346,960	$260,642

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

18 MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008	2007	2006
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.03	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	(0.00	)‡	0.00	‡	0.00	‡	0.03	0.05	0.04

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)	(0.04)
Return of capital	—		(0.00	)‡	—		—	—	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)	(0.04)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total investment return	0.01	%(a)	0.02%		0.12%		2.57%	4.69%	4.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.14%		2.54%	4.59%	4.14%
Net expenses	0.21	% ††	0.25%		0.51%		0.76%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.94	% ††	0.94%		0.95%		0.84%	0.83%	0.93%
Net assets at end of period (in 000’s)	$104,856		$118,529		$144,464		$187,237	$176,753	$189,216

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008	2007	2006
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.03	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	(0.00	)‡	0.00	‡	0.00	‡	0.03	0.05	0.04

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)	(0.04)
Return of capital	—		(0.00	)‡	—		—	—	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)	(0.04)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total investment return	0.01	%(a)	0.02%		0.12%		2.57%	4.69%	4.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.15%		2.51%	4.59%	4.14%
Net expenses	0.21	% ††	0.25%		0.52%		0.76%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.94	% ††	0.94%		0.95%		0.83%	0.83%	0.93%
Net assets at end of period (in 000’s)	$27,878		$27,307		$33,194		$56,458	$36,270	$23,306

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Money Market Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and have the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Valuation of Fund Shares. The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) Securities Valuation. Securities are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

Securities valued at amortized cost are not obtained from a quoted price in an active market and considered to be generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

(C) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund

20    Mainstay Money Market Fund

declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) Concentration of Risk. The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million, 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% on from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.47% for the six-month period ended April 30, 2011 inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80%; and Class C, 0.80%. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation,

mainstayinvestments.com    21

Notes to Financial Statements (unaudited) (continued)

extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. It may be revised or terminated by the Manager at any time without notice.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $1,184,128 and waived/reimbursed its fees in the amount of $1,537,246.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Contingent Deferred Sales Charge. Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges of Class A, Class B and Class C of $22,806, $89,075 and $7,176, respectively, for the six-month period ended April 30, 2011.

(C) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$120,795

Class A	284,787

Class B	218,358

Class C	55,354

(D) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$611	0.0	%‡

Class C	117	0.0	‡

‡	Less than one-tenth of a percent.

(F) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $8,124. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$118,289

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Capital Share Transactions

Investor Class (at $1 per share)	Shares

Six-month period ended April 30, 2011:
Shares sold	23,711,465
Shares issued to shareholders in reinvestment of dividends	3,458
Shares redeemed	(23,850,757)

Net increase (decrease) in shares outstanding before conversion	(135,834)
Shares converted into Investor Class (See Note 1)	2,463,639
Shares converted from Investor Class (See Note 1)	(5,926,381)

Net increase (decrease)	(3,598,576)

Year ended October 31, 2010:
Shares sold	53,744,737
Shares issued to shareholders in reinvestment of dividends	13,680
Shares redeemed	(53,422,575)

Net increase (decrease) in shares outstanding before conversion	335,842
Shares converted into Investor Class (See Note 1)	13,297,505
Shares converted from Investor Class (See Note 1)	(16,485,615)

Net increase (decrease)	(2,852,268)

22    Mainstay Money Market Fund

Class A (at $1 per share)	Shares

Six-month period ended April 30, 2011:
Shares sold	182,099,190
Shares issued to shareholders in reinvestment of dividends	18,481
Shares redeemed	(166,696,680)

Net increase (decrease) in shares outstanding before conversion	15,420,991
Shares converted into Class A (See Note 1)	6,019,605
Shares converted from Class A (See Note 1)	(2,333,046)

Net increase (decrease)	19,107,550

Year ended October 31, 2010:
Shares sold	352,517,198
Shares issued to shareholders in reinvestment of dividends	65,335
Shares redeemed	(334,508,432)

Net increase (decrease) in shares outstanding before conversion	18,074,101
Shares converted into Class A (See Note 1)	16,856,364
Shares converted from Class A (See Note 1)	(12,862,782)

Net increase (decrease)	22,067,683

Class B (at $1 per share)	Shares

Six-month period ended April 30, 2011:
Shares sold	12,449,511
Shares issued to shareholders in reinvestment of dividends	6,422
Shares redeemed	(25,903,741)

Net increase (decrease) in shares outstanding before conversion	(13,447,808)
Shares converted from Class B (See Note 1)	(223,817)

Net increase (decrease)	(13,671,625)

Year ended October 31, 2010:
Shares sold	38,638,162
Shares issued to shareholders in reinvestment of dividends	28,319
Shares redeemed	(63,778,006)

Net increase (decrease) in shares outstanding before conversion	(25,111,525)
Shares converted from Class B (See Note 1)	(805,472)

Net increase (decrease)	(25,916,997)

Class C (at $1 per share)	Shares

Six-month period ended April 30, 2011:
Shares sold	20,489,840
Shares issued to shareholders in reinvestment of dividends	1,594
Shares redeemed	(19,919,416)

Net increase (decrease)	572,018

Year ended October 31, 2010:
Shares sold	36,451,758
Shares issued to shareholders in reinvestment of dividends	6,311
Shares redeemed	(42,341,583)

Net increase (decrease)	(5,883,514)

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    23

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreement. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

The Board previously considered and approved this agreement (the “Agreement”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreement in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decision to approve the Agreement, the Board particularly considered information presented to the Board by New York Life Investments as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Agreement is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles, generally, and other money market funds specifically. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments’ method for compensating portfolio managers. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and

24    Mainstay Money Market Fund

quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s determination to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of

mainstayinvestments.com    25

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

26    Mainstay Money Market Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    27

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York , NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23064 MS136-11	MSMM10-06/11
12

MainStay Principal Preservation Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	15

Notes to Financial Statements	19

Board Consideration and Approval of Management Agreement	22

Proxy Voting Policies and Procedures and Proxy Voting Record	25

Shareholder Reports and Quarterly Portfolio Disclosure	25

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period Ended April 30, 2011

						Gross
						Expense
Class	Sales Charge	Six Months	One Year	Five Years	Ten Years	Ratio[2]

Class I Shares[3]	No Sales Charge	0.01%	0.01%	2.31%	2.20%	0.43%

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. On November 27, 2007, McMorgan Principal Preservation Fund was reorganized into MainStay Principal Preservation Fund Class I shares. Prior to November 27, 2007, performance for MainStay Principal Preservation Fund Class I shares includes the historical performance of the McMorgan Class shares of the McMorgan Principal Preservation Fund.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of April 30, 2011, MainStay Principal Preservation Fund had an effective 7-day yield of 0.01% for Class I shares. The 7-day current yield was 0.01% for Class I shares. These yields reflect certain fee waivers and/or expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.26% for Class I shares and the 7-day current yield would have been –0.26% for Class I shares. The current yield reflects the Fund’s earnings better than the Fund’s total return. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Average Lipper Institutional Money Market Fund[4]	0.03%	0.07%	2.23%	2.11%

4.	The average Lipper institutional money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the institutional money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an Independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges, expenses or taxes. Lipper averages are not class specific. Lipper returns are unaudited.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Principal Preservation Fund

Cost in Dollars of a $1,000 Investment in MainStay Principal Preservation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Class I Shares	$1,000.00	$1,000.10	$0.99	$1,023.80	$1.00

1.	Expenses are equal to the Fund’s Class I annualized expense ratio (0.20%) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

Other Commercial Paper	43.6
Treasury Repurchase Agreements	16.8
Financial Company Commercial Paper	13.6
Treasury Debt	9.4
Other Notes	8.5
Government Agency Debt	7.2
Asset-Backed Commercial Paper	1.2
Other Assets, Less Liabilities	(0.3)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8    MainStay Principal Preservation Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments,1 the Fund’s Manager.

How did MainStay Principal Preservation Fund perform relative to its peers during the six months ended April 30, 2011?

As of April 30, 2011, MainStay Principal Preservation Fund Class I shares provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the six months ended April 30, 2011, MainStay Principal Preservation Fund Class I shares returned 0.01%. The Fund underperformed the 0.03% return of the average Lipper2 institutional money market fund for the six months ended April 30, 2011.

What factors affected the Fund’s relative performance during the reporting period?

A variety of factors affected the Fund’s relative performance during the reporting period. Repurchase rates declined dramatically, which detracted from the Fund’s relative performance because we had been using these securities to help satisfy the five-day liquidity requirement instituted by regulators last year. During the reporting period, some of the longer-dated higher-yielding floating-rate securities backed by the Federal Deposit Insurance Corporation (FDIC) that we purchased in 2009 began to mature. The maturities of the higher-yielding FDIC-backed securities detracted from performance. An underweight position in longer-maturity European bank securities—a higher-yielding sector—detracted from relative performance. On the positive side, asset-backed securities and floating-rate agency securities added to the Fund’s relative performance.

What was the Fund’s duration3 (or days-to-maturity) strategy during the reporting period?

During the reporting period, we kept the Fund’s average weighted duration at 50 days or longer (but less than 60 days). We view this as a longer duration because regulations prevent money market funds from maintaining an average weighted duration longer than 60 days. Our positioning sought to capitalize on an upward-sloping yield curve,4 primarily by investing in longer-maturity Treasury coupon securities (270 to 397 days to maturity at the time of purchase).

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Federal Open Market Committee (FOMC) kept the federal funds target rate in a very low range, which gave us the confidence to go out further on an upward-sloping yield curve. The results were investments primarily in longer-dated Treasury coupon securities and asset-backed securities. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are typically much shorter.) We were comfortable “using duration” in this environment, that is, having a longer average life, because the FOMC stated that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

We hedged this positioning by participating in the floating-rate securities market. In our opinion, the use of floating-rate securities offered two potential advantages. First, if interest rates rose we would participate in the upward movement. Second, floating-rate securities offered what we felt were compelling yields compared to other available investments.

Our negative view on foreign banks continued during the reporting period and was reinforced during the European sov-ereign debt crisis. For the most part, we avoided this sector, except for certain shorter-dated commercial paper investments in some of the stronger issuers.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

The strongest contributors to the Fund’s performance included floating-rate securities (corporate and agency floaters) and asset-backed securities. The weakest contributors to the Fund’s performance were repurchase agreements and the Fund’s nonparticipation in longer-maturity Yankee bank issues.

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases that added to the Fund’s return during the reporting period included the asset-backed securities of Great America Leasing Receivables and Macquarie Equipment Funding Trust. The Fund’s yield was also strengthened by investments in the floating-rate securities of Federal Farm Credit Bank, Federal Home Loan Bank, Toronto-Dominion Bank and Sanofi-Aventis S.A. There were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings in repurchase agreements, Treasury securities and asset-backed securities. The Fund decreased its weightings in FDIC-backed securities and agency securities.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments April 30, 2011 (unaudited)

	Principal	Amortized
	Amount	Cost
Short-Term Investments 100.3%†

Asset-Backed Commercial Paper 1.2%
Straight-A Funding LLC 0.20%, due 7/5/11 (a)(b)	$1,350,000	$1,349,512

		1,349,512

Financial Company Commercial Paper 13.6%
Bank of America Corp. 0.24%, due 5/9/11 (a)	1,250,000	1,249,933
BNP Paribas Finance, Inc. 0.08%, due 5/6/11 (a)	1,250,000	1,249,986
0.24%, due 6/6/11 (a)	1,250,000	1,249,700
0.30%, due 8/29/11 (a)	1,330,000	1,328,670
John Deere Credit Ltd. 0.14%, due 5/18/11 (a)(b)	1,700,000	1,699,888
National Cooperative Services
0.22%, due 5/4/11 (a)	810,000	809,985
0.28%, due 6/1/11 (a)	1,350,000	1,349,675
National Rural Utilities Cooperative Finance Corp. 0.23%, due 5/31/11 (a)	925,000	924,823
PACCAR Financial Corp. 0.15%, due 5/3/11 (a)	1,150,000	1,149,990
0.24%, due 5/12/11 (a)	1,085,000	1,084,920
Private Export Funding Corp. 0.31%, due 5/11/11 (a)(b)	1,395,000	1,394,880
Rabobank U.S.A. Financial Corp. 0.20%, due 7/7/11 (a)	1,350,000	1,349,498

		14,841,948

Government Agency Debt 7.2%
Federal Farm Credit Bank
0.14%, due 11/4/11 (c)	1,205,000	1,205,000
0.176%, due 9/16/11 (c)	750,000	749,986
0.25%, due 1/12/12 (c)	1,420,000	1,420,000
Federal Home Loan Bank
0.19%, due 1/24/12 (c)	1,130,000	1,130,000
0.201%, due 7/29/11 (c)	1,500,000	1,500,000
Federal Home Loan Mortgage Corporation (Discount Note) 0.25%, due 5/2/11 (a)	400,000	399,997
Federal National Mortgage Association 0.174%, due 9/19/11 (c)	1,500,000	1,500,031

		7,905,014

Other Commercial Paper 43.6%
Archer-Daniels-Midland Co. 0.20%, due 5/12/11 (a)(b)	500,000	499,969
0.28%, due 5/10/11 (a)(b)	1,500,000	1,499,895
Basin Electric Power Cooperative, Inc. 0.20%, due 5/6/11 (a)(b)	1,250,000	1,249,965
0.21%, due 5/11/11 (a)(b)	1,080,000	1,079,937
Becton, Dickinson & Co. 0.13%, due 5/11/11 (a)	1,285,000	1,284,954
Campbell Soup Co.
0.304%, due 12/14/11 (a)(b)	1,330,000	1,327,484
0.401%, due 11/29/11 (a)(b)	1,080,000	1,077,456
Clorox Co. 0.28%, due 5/13/11 (a)(b)	425,000	424,960
Coca-Cola Co. (The)
0.17%, due 5/17/11 (a)(b)	1,250,000	1,249,906
0.20%, due 5/9/11 (a)(b)	1,335,000	1,334,941
Colgate-Palmolive Co. 0.08%, due 5/4/11 (a)(b)	1,330,000	1,329,991
Deere & Co. 0.13%, due 5/26/11 (a)(b)	1,330,000	1,329,880
Emerson Electric Co. 0.11%, due 5/2/11 (a)(b)	2,000,000	1,999,994
General Electric Co. 0.19%, due 6/14/11 (a)	1,000,000	999,768
General Mills, Inc. 0.20%, due 5/2/11 (a)(b)	425,000	424,998
Google, Inc. 0.12%, due 5/20/11 (a)(b)	1,015,000	1,014,936
0.13%, due 5/16/11 (a)(b)	1,330,000	1,329,928
H.J. Heinz Finance Co. 0.28%, due 5/26/11 (a)(b)	425,000	424,917
Honeywell International, Inc. 0.18%, due 6/27/11 (a)(b)	1,250,000	1,249,644
0.24%, due 6/28/11 (a)(b)	1,000,000	999,613
Illinois Tool Works, Inc. 0.12%, due 5/6/11 (a)(b)	810,000	809,986
0.13%, due 6/13/11 (a)(b)	1,065,000	1,064,835
0.14%, due 5/10/11 (a)(b)	795,000	794,972
International Business Machines Corp. 0.11%, due 5/18/11 (a)(b)	895,000	894,953
Kellogg Co. 0.24%, due 5/18/11 (a)(b)	400,000	399,955
Medtronic, Inc. 0.10%, due 5/26/11 (a)(b)	500,000	499,965
0.15%, due 6/9/11 (a)(b)	640,000	639,896
Novartis Finance Corp. 0.10%, due 5/2/11 (a)(b)	750,000	749,998
NSTAR Electric Co. 0.08%, due 5/4/11 (a)	1,120,000	1,119,993
PepsiCo, Inc. 0.16%, due 5/23/11 (a)(b)	500,000	499,951

†	Percentages indicated are based on Fund net assets.

10 MainStay Principal Preservation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)

Other Commercial Paper (continued)

Procter & Gamble Co. (The)
0.19%, due 6/3/11 (a)(b)	$1,330,000	$1,329,768
0.20%, due 6/15/11 (a)(b)	1,345,000	1,344,664
Schlumberger Technology Corp. 0.14%, due 5/19/11 (a)(b)	1,000,000	999,930
0.16%, due 6/16/11 (a)(b)	425,000	424,913
0.24%, due 5/31/11 (a)(b)	500,000	499,900
0.24%, due 6/20/11 (a)(b)	393,000	392,869
Societe Generale North America, Inc. 0.11%, due 5/2/11 (a)	1,330,000	1,329,996
0.11%, due 5/5/11 (a)	1,250,000	1,249,985
0.235%, due 6/2/11 (a)	1,250,000	1,249,739
South Carolina Electric & Gas Co. 0.32%, due 5/23/11 (a)	390,000	389,924
Southern Co. Funding Corp. 0.20%, due 5/3/11 (a)(b)	750,000	749,992
0.20%, due 5/10/11 (a)(b)	1,000,000	999,950
0.22%, due 5/5/11 (a)(b)	1,080,000	1,079,974
United Technologies Corp. 0.10%, due 5/23/11 (a)(b)	1,170,000	1,169,928
Virginia Electric and Power Co. 0.33%, due 5/4/11 (a)	430,000	429,988
Walt Disney Co. (The) 0.13%, due 6/20/11 (a)(b)	1,250,000	1,249,774
WW Grainger, Inc. 0.15%, due 5/19/11 (a)	795,000	794,940
0.17%, due 5/3/11 (a)	1,000,000	999,991
0.17%, due 5/13/11 (a)	1,350,000	1,349,923

		47,643,788

Other Notes 8.5%
Ally Auto Receivables Trust
Series 2011-1, Class A1 0.315%, due 2/15/12	325,337	325,337
Series 2010-4, Class A1 0.336%, due 11/15/11	122,857	122,857
BMW Vehicle Lease Trust
Series 2011-1, Class A1 0.289%, due 4/20/12	425,000	425,000
Series 2010-1, Class A1 0.298%, due 10/17/11	35,428	35,428
CarMax Auto Owner Trust
Series 2010-3, Class A1 0.313%, due 11/15/11	69,727	69,727
Series 2011-1, Class A1 0.334%, due 3/15/12	263,920	263,920
CNH Equipment Trust Series 2010-C, Class A1 0.427%, due 12/9/11	243,163	243,163
Ford Credit Auto Owner Trust Series 2011-A, Class A1 0.289%, due 2/15/12 (b)	235,441	235,441
GE Equipment Midticket LLC Series 2010-1, Class A1 0.351%, due 9/14/11 (b)	8,085	8,085
GE Equipment Small Ticket LLC Series 2011-1A, Class A1 0.383%, due 2/21/12 (b)	223,854	223,854
Great America Leasing Receivables Series 2011-1, Class A1 0.405%, due 3/15/12 (b)	407,975	407,975
Holmes Master Issuer PLC Series 2010-1A, Class A1 0.369%, due 10/15/11 (b)(c)	600,000	600,000
Hyundai Auto Receivables Trust Series 2011-A, Class A1 0.318%, due 2/15/12	333,185	333,185
John Deere Owner Trust Series 2011-A, Class A1 0.306%, due 5/11/12	425,000	425,000
Macquarie Equipment Funding Trust Series 2011-A, Class A1 0.432%, due 3/20/12 (b)	347,278	347,278
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A1 0.308%, due 3/15/12 (b)	312,655	312,655
Navistar Financial Corp. Owner Trust Series 2010-B, Class A1 0.345%, due 10/18/11 (b)	122,408	122,408
Nissan Auto Receivables Owner Trust
Series 2011-A, Class A1 0.261%, due 4/16/12	425,000	425,000
Series 2010-A, Class A1 0.356%, due 10/17/11	131,462	131,462
PepsiCo, Inc. 0.308%, due 7/15/11 (c)	900,000	900,096
Sanofi-Aventis S.A. 0.358%, due 3/28/12 (c)	1,335,000	1,335,000
Toronto-Dominion Bank (The) 0.307%, due 1/12/12 (c)	1,130,000	1,130,000
Volkswagen Auto Lease Trust Series 2010-A, Class A1 0.299%, due 11/21/11	164,380	164,380
World Omni Auto Receivables Trust Series 2011-A, Class A1 0.294%, due 3/15/12	403,908	403,908

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)

Other Notes (continued)

World Omni Automobile Lease Securitization Trust Series 2011-A, Class A1 0.301%, due 4/15/12	$275,000	$275,000

		9,266,159

Treasury Debt 9.4%
United States Treasury Bills
0.15%, due 5/19/11 (a)	1,000,000	999,926
0.195%, due 6/30/11 (a)	1,415,000	1,414,540
United States Treasury Notes
0.229%, due 3/31/12	855,000	860,785
0.28%, due 9/30/11	1,450,000	1,454,331
0.293%, due 8/31/11	1,250,000	1,252,925
0.296%, due 10/31/11	1,420,000	1,424,962
0.335%, due 4/30/12	380,000	382,512
0.342%, due 12/31/11	840,000	843,671
0.875%, due 1/31/12	800,000	804,188
0.875%, due 2/29/12	855,000	859,186

		10,297,026

Treasury Repurchase Agreements 16.8%
Bank of America N.A. 0.02%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $4,602,008 (Collateralized by a United States Treasury Bill with a zero coupon rate and a maturity date of 5/5/11, with a Principal Amount of $4,694,100 and a Market Value of $4,694,091)	4,602,000	4,602,000
BNP Paribas 0.03%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $4,600,012 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 11/15/20 with a Principal Amount of $4,905,100 and a Market Value of $4,692,095)	4,600,000	4,600,000
Deutsche Bank Securities, Inc. 0.02%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $4,600,008 (Collateralized by a United States Treasury Bond with a rate of 6.000% and a maturity date of 2/15/26, with a Principal Amount of $3,771,400 and a Market Value of $4,692,110)	4,600,000	4,600,000
SG Americas Securities LLC 0.03%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $4,600,012 (Collateralized by a United States Treasury Note with a rate of 1.000% and a maturity date of 3/31/12, with a Principal Amount of $4,656,000 and a Market Value of $4,692,048)	4,600,000	4,600,000

		18,402,000

Total Short-Term Investments (Amortized Cost $109,705,447) (d)	100.3%	109,705,447
Other Assets, Less Liabilities	(0.3)	(311,212)
Net Assets	100.0%	$109,394,235

(a)	Interest rate presented is yield to maturity.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

12 MainStay Principal Preservation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Short-Term Investments
Asset-Backed Commercial Paper	$—	$1,349,512	$—	$1,349,512
Financial Company Commercial Paper	—	14,841,948	—	14,841,948
Government Agency Debt	—	7,905,014	—	7,905,014
Other Commercial Paper	—	47,643,788	—	47,643,788
Other Notes	—	9,266,159	—	9,266,159
Treasury Debt	—	10,297,026	—	10,297,026
Treasury Repurchase Agreements	—	18,402,000	—	18,402,000

Total Investments in Securities	$—	$109,705,447	$—	$109,705,447

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The table below sets forth the diversification of MainStay Principal Preservation Fund investments by industry.

Industry Diversification

	Amortized
	Cost	Percent †
Aerospace & Defense	$1,169,928	1.1%
Agriculture	1,999,864	1.8
Automobile ABS	3,645,708	3.3
Banks	5,079,653	4.7
Beverages	3,984,894	3.7
Certificate of Deposit	1,130,000	1.0
Computers	894,953	0.8
Cosmetics & Personal Care	4,004,423	3.7
Distribution & Wholesale	3,144,854	2.9
Diversified Financial Services	1,349,498	1.2
Electric	7,099,723	6.5
Electrical Components & Equipment	1,999,994	1.8
Finance—Auto Loans	2,234,910	2.1
Finance—Consumer Loans	1,699,888	1.6
Finance—Investment Banker/Broker	3,828,356	3.5
Finance—Other Services	4,479,363	4.1
Food	3,654,810	3.3
Health Care—Products	2,424,815	2.2
Household Products & Wares	424,960	0.4
Internet	2,344,864	2.2
Machinery—Diversified	1,329,880	1.2
Media	1,249,774	1.1
Miscellaneous—Manufacturing	5,918,818	5.4
Oil & Gas	2,317,612	2.1
Other ABS	1,655,355	1.5
Pharmaceuticals	2,084,998	1.9
Repurchase Agreements	18,402,000	16.8
Special Purpose Entity	1,349,512	1.2
U.S. Government & Agency	18,202,040	16.6
WL Collateral CMO	600,000	0.6

	109,705,447	100.3
Other Assets, Less Liabilities	(311,212)	(0.3)

Net Assets	$109,394,235	100.0%

†	Percentages indicated are based on Fund net assets.

14 MainStay Principal Preservation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (amortized cost $91,303,447)	$91,303,447
Repurchase agreement, at value (identified cost $18,402,000)	18,402,000
Receivables:
Fund shares sold	33,201
Interest	22,345
Manager (See Note 3)	758
Other assets	14,014

Total assets	109,775,765

Liabilities
Due to custodian	11,984
Payables:
Investment securities purchased	275,000
Fund shares redeemed	52,744
Professional fees	22,692
Shareholder communication	11,089
Transfer agent (See Note 3)	3,980
Custodian	1,785
Trustees	642
Accrued expenses	1,614

Total liabilities	381,530

Net assets	$109,394,235

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,094,114
Additional paid-in capital	108,300,046

109,394,160
Accumulated net realized gain (loss) on investments	75

Net assets	$109,394,235

Class I
Net assets applicable to outstanding shares	$109,394,235

Shares of beneficial interest outstanding	109,411,406

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest	$120,903

Expenses
Manager (See Note 3)	158,057
Professional fees	26,116
Registration	16,061
Shareholder communication	13,373
Transfer agent (See Note 3)	11,828
Custodian	10,268
Trustees	1,772
Miscellaneous	5,625

Total expenses before waiver/reimbursement	243,100
Expense waiver/reimbursement from Manager (See Note 3)	(128,909)

Net expenses	114,191

Net investment income (loss)	6,712

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	75

Net increase (decrease) in net assets resulting from operations	$6,787

16 MainStay Principal Preservation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,712	$14,498
Net realized gain (loss) on investments	75	3,165

Net increase (decrease) in net assets resulting from operations	6,787	17,663

Dividends and distributions to shareholders:
From net investment income:
Class I	(9,888)	(14,459)
From net realized gain on investments:
Class I	—	(63,057)

Total dividends and distributions to shareholders	(9,888)	(77,516)

Capital share transactions:
Net proceeds from sale of shares	18,681,080	55,452,389
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	9,814	77,180
Cost of shares redeemed	(33,283,283)	(99,861,840)

Increase (decrease) in net assets derived from capital share transactions	(14,592,389)	(44,332,271)

Net increase (decrease) in net assets	(14,595,490)	(44,392,124)

Net Assets
Beginning of period	123,989,725	168,381,849

End of period	$109,394,235	$123,989,725

Undistributed net investment income at end of period	$—	$3,176

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class I
							July 1,
	Six months						2007***
	ended						through
	April 30,		Year ended October 31,				October 31,		Year ended June 30,
	2011*		2010		2009	2008 (a)	2007		2007		2006
Net asset value at beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.01	0.03	0.02		0.05		0.04
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	—	0.00 ‡	(0.00	)‡	0.00	‡	(0.00)‡

Total from investment operations	0.00	‡	0.00	‡	0.01	0.03	0.02		0.05		0.04

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.01)	(0.03)	(0.02)		(0.05)		(0.04)
From net realized gain on investments	—		(0.00	)‡	—	—	—		—		—
Return of capital	—		—		—	—	(0.00	)‡	—		—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.01)	(0.03)	(0.02)		(0.05)		(0.04)

Net asset value at end of period	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Total investment return	0.01	%(b)	0.05%		0.93%	2.94%	1.69	%(b)	5.20	%(c)	4.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.92%	2.91%	4.97	%††	5.08%		3.93%
Net expenses	0.20	%††	0.25%		0.34%	0.30%	0.30	%††	0.30%		0.30%
Expenses (before reimbursement/waiver)	0.44	%††	0.43%		0.49%	0.39%	0.49	%††	0.46%		0.50%
Net assets at end of period (in 000’s)	$109,394		$123,990		$168,382	$199,284	$198,672		$182,080		$146,766

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
***	The McMorgan Principal Preservation Fund changed its fiscal year end from June 30 to October 31.
(a)	Effective November 27, 2007, shareholders of the McMorgan Principal Preservation Fund Class McMorgan shares became owners of Class I shares of the MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation Fund.
(b)	Total investment return is not annualized.
(c)	The loss resulting from a compliance violation did not have an effect on total return.

18 MainStay Principal Preservation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Principal Preservation Fund (the “Fund”), a diversified fund.

The Fund currently offers one class of shares, Class I shares, which commenced operations (under a former designation known as “McMorgan Class” shares) on July 13, 1994. The Fund’s McMorgan Class shares were redesignated as Class I shares on November 27, 2007. Class I shares are offered at net asset value (“NAV”) without imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”).

The Fund’s investment objective is to seek to maximize current income consistent with maintaining liquidity and preserving capital.

The financial statements of the Fund reflect the historical information of McMorgan Principal Preservation Fund, a series of McMorgan Funds (the “McMorgan Trust”), prior to its reorganization. Upon the completion of the reorganization on November 27, 2007, the Class I shares of the Fund assumed the performance, financial and other historical information of the McMorgan Principal Preservation Fund.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Valuation of Fund Shares. The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. The Fund’s NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (“Exchange”) every day the Exchange is open. The Fund also calculates its NAV at 1:00 pm Eastern time every day the Exchange is open. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) Securities Valuation. Securities are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing.

For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

Securities valued at amortized cost are not obtained from a quoted price in an active market and considered to be generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

(C) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal

mainstayinvestments.com    19

Notes to Financial Statements (unaudited) (continued)

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

(F) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) Concentration of Risk. The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.25% of the Fund’s average daily net assets, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.28% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting services of 0.03% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed 0.30% of the Fund’s average daily net assets. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

20    MainStay Principal Preservation Fund

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. It may be revised or terminated by the Manager at any time without notice.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $158,057 and waived/reimbursed its fees in the amount of $128,909.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Class I	$11,889

(C) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $1,719. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Income Tax

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$77,516

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Capital Share Transactions

Class I (at $1 per share)	Shares

Six-month period ended April 30, 2011:
Shares sold	18,681,080
Shares issued to shareholders in reinvestment of dividends	9,814
Shares redeemed	(33,283,283)

Net increase (decrease)	(14,592,389)

Year ended October 31, 2010:
Shares sold	55,452,389
Shares issued to shareholders in reinvestment of dividends and distributions	77,180
Shares redeemed	(99,861,840)

Net increase (decrease)	(44,332,271)

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    21

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreement. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Principal Preservation Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

The Board previously considered and approved this agreement (the “Agreement”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreement in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decision to approve the Agreement, the Board particularly considered information presented to the Board by New York Life Investments as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Agreement is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles, generally, and other money market funds specifically. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments’ method for compensating portfolio managers. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and

22    MainStay Principal Preservation Fund

quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s determination to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of

mainstayinvestments.com    23

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

24    MainStay Principal Preservation Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    25

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23066 MS136-11	MSPP10-06/11
D2

MainStay Tax Free Bond Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	18

Notes to Financial Statements	24

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	30

Proxy Voting Policies and Procedures and Proxy Voting Record	34

Shareholder Reports and Quarterly Portfolio Disclosure	34

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	–7.74%	–3.26%	1.94%	2.99%	1.03%
		Excluding sales charges	–3.39	1.30	2.88	3.47	1.03

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–7.71	–3.15	2.00	3.02	0.92
		Excluding sales charges	–3.36	1.41	2.94	3.50	0.92

Class B Shares	Maximum 5% CDSC	With sales charges	–8.24	–3.79	2.28	3.21	1.28
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	–3.53	1.06	2.62	3.21	1.28

Class C Shares	Maximum 1% CDSC	With sales charges	–4.36	0.20	2.64	3.22	1.28
	if Redeemed Within One Year of Purchase	Excluding sales charges	–3.42	1.17	2.64	3.22	1.28

Class I Shares[4]	No Sales Charge		–3.13	1.78	3.18	3.75	0.67

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on December 21, 2009, includes the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Barclays Capital Municipal Bond Index[5]	–1.68%	2.20%	4.52%	4.96%

Average Lipper General Municipal Debt Fund[6]	–2.95	0.82	2.89	3.83

5.	The Barclays Capital Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Barclays Capital Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper general municipal debt fund is representative of funds that invest primarily in municipal debt issues in the top four credit ratings. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$966.10	$4.44	$1,020.30	$4.56

Class A Shares	$1,000.00	$966.40	$3.95	$1,020.80	$4.06

Class B Shares	$1,000.00	$964.70	$5.65	$1,019.00	$5.81

Class C Shares	$1,000.00	$965.80	$5.65	$1,019.00	$5.81

Class I Shares	$1,000.00	$968.70	$2.73	$1,022.00	$2.81

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.91% for Investor Class, 0.81% for Class A, 1.16% for Class B and Class C and 0.56% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

State Composition as of April 30, 2011 (Unaudited)

California	18.1%
Texas	11.0
Illinois	8.4
New Jersey	7.4
Florida	6.4
Massachusetts	4.8
Puerto Rico	4.8
Michigan	3.9
Pennsylvania	3.3
Louisiana	3.1
New York	3.1
Ohio	3.1
Georgia	2.8
Tennessee	1.8
U.S. Virgin Islands	1.8
Virginia	1.4
Nevada	1.3
Arizona	1.2
North Carolina	1.2
Wisconsin	1.2
Alabama	1.1
Hawaii	1.1
North Dakota	1.1
Kansas	0.9
Wyoming	0.9
Colorado	0.8
Indiana	0.8
Rhode Island	0.8
Washington	0.7
South Carolina	0.3
Utah	0.3
District of Columbia	0.1
Other Assets, Less Liabilities	1.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2011

1.	Texas Private Activity Bond Surface Transportation Corp. Revenue, 6.875%–7.50%, due 6/30/33–6/30/40
2.	Texas State Turnpike Authority Central Texas System Revenue, 5.50%, due 8/15/39
3.	California State, 6.00%–6.25%, due 3/1/33–11/1/35
4.	Massachusetts State Health & Educational Facilities Authority Revenue, Suffolk University, 6.25%, due 7/1/30
5.	Michigan Finance Authority Revenue, 6.45%, due 2/20/12
6.	Chicago, Illinois Housing Authority Capital Program Revenue, 5.00%, due 7/1/23
7.	Illinois Railsplitter Tobacco Settlement Authority Revenue, 6.25%, due 6/1/24
8.	Massachusetts Educational Financing Authority Revenue, 5.70%–6.00%, due 1/1/28–1/1/31
9.	Johnson City Tennessee Health And Educational Facilities Board Hospital Revenue, 6.50%, due 7/1/38
10.	Virgin Islands Public Finance Authority, 6.75%, due 10/1/37

8    MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, and Michael Petty of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Tax Free Bond Fund returned –3.39% for Investor Class shares, –3.36% for Class A shares, –3.53% for Class B shares and –3.42% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned –3.13%. All share classes underperformed the –2.95% return of the average Lipper1 general municipal debt fund and the –1.68% return of the Barclays Capital Municipal Bond Index2 for the six months ended April 30, 2011. The Barclays Capital Municipal Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Barclays Capital Municipal Bond Index during the reporting period because of an overweight position in securities with maturities greater than 20 years and an overweight position in securities with credit quality below AA–.3 These securities came under the greatest pressure when general market concerns led to outflows from many municipal bond funds during the reporting period.

What was the Fund’s duration4 strategy during the reporting period?

Overall, our strategy is to keep the Fund’s duration close to that of the Barclays Capital Municipal Bond Index. At times, depending on conditions in the municipal market, seasonal technicals and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer.

During the reporting period, the Fund’s duration was longer than that of the benchmark because of the attractiveness of the market in general as well as the relative value of securities with maturities of 15 years or more.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund benefited from the volatility in the municipal market during the six months ended April 30, 2011, and was cash-flow positive during much of the reporting period. This allowed the Fund to continue purchasing securities that we felt were attractively priced in a rising rate environment. In addition, concerns about the ability of municipalities to meet their obligations caused certain municipal market sectors to trade at significantly wide spreads.5 As new cash flowed into the Fund, we concentrated investments in those sectors on the belief that these investments may benefit shareholders in the future.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

On an absolute basis, the most significant positive contribution to the Fund’s performance came from an increase in general obligation debt, specifically state of California bonds. (Contributions take weightings and total returns into account.) California bonds starting trading at wide spreads in January 2011, at which time the Fund increased its exposure to those securities. They have since been some of the best-performing bonds in the market. The Fund’s exposure to shorter duration—or currently callable—bonds also made a positive contribution. These securities held up very well in light of the market volatility during the reporting period.

During the reporting period, the Fund’s exposure to longer-dated securities detracted from performance, as municipal mutual fund sales concentrated in this part of the market. Also detracting from performance were a few of the Fund’s legacy tobacco positions. Although they are short-average-life bonds, they also came under pressure from increased selling during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

As the Fund was cash flow positive during most of the reporting period, we were consistently buying securities. In addition to the increase in California general obligation debt, the Fund took advantage of new issues that came into the primary market. Most of the deals that came to market were, in our opinion, priced at attractive levels, with considerable concessions because of market concerns about municipal credits.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s exposure to general obligation debt, as mentioned above. In addition, we

1. See page 6 for more information on Lipper Inc.
2. See page 6 for more information on the Barclays Capital Municipal Bond Index.
3. Debt rated AA by Standard & Poor’s is deemed by Standard & Poor’s to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. Duration is a measure of price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
5. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    9

increased the Fund’s exposure to the health care sector, as spreads for hospitals began trading at extremely wide levels by historical measures. The Fund reduced its overweight in both transportation and water/sewer bonds as their spreads tightened during the reporting period.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund was overweight relative to the Barclays Capital Municipal Bond Index in bonds with maturities of 20 years or longer. The Fund was also overweight relative to the benchmark in credits rated A and BBB6 and in the health care sector. We are building the Fund’s exposure to general obligation debt, as we believe that headline risk, which has dominated the municipal market during the past 12 months, will start to subside, resulting in a narrowing of spreads in that sector.

On the same date, the Fund continued to underweight high-grade securities (AA and higher) and bonds with maturities of less than 10 years. We felt that these sectors would have a higher correlation to inflation and potentially higher interest rates than the rest of the municipal market. As of April 30, 2011, the Fund continued to have a longer duration than the Barclays Capital Municipal Bond Index.

6. Debt rated A by Standard & Poor’s is deemed by Standard & Poor’s to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of Standard & Poor’s, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor’s is deemed by Standard & Poor’s to exhibit adequate protection parameters. It is the opinion of Standard & Poor’s, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Tax Free Bond Fund

Portfolio of Investments††† April 30, 2011 (unaudited)

	Principal
	Amount	Value
Municipal Bonds 99.0%†

Alabama 1.1%
Alabama Water Pollution Control Authority Refunding, Revolving Fund Loan Series B, Insured: AMBAC 4.125%, due 2/15/14 (a)	$1,550,000	$1,416,870
Jefferson County, Alabama Limited Obligation School Warrant Insured: AGM 5.50%, due 1/1/21 (b)	2,380,000	2,300,175

		3,717,045

Arizona 1.2%
Pima County Industrial Development Authority Lease Revenue, Metro Police Facility Series A 6.00%, due 7/1/41	4,000,000	4,153,880

California 18.1%
California Educational Facilities Authority Revenue 6.125%, due 10/1/30	1,375,000	1,448,549
California Health Facilities Financing Authority Revenue Series A 6.25%, due 2/1/26	500,000	518,375
California Health Facilities Financing Authority Revenue, Catholic Healthcare
Series G 5.25%, due 7/1/23	575,000	582,745
Series A 6.00%, due 7/1/34	3,000,000	3,036,390
California Infrastructure & Economic Development Bank Revenue, California Independent System Operator Corp. Series A 5.50%, due 2/1/30	5,400,000	5,465,178
California Municipal Finance Authority Revenue, Eisenhower Medical Center Series A 5.75%, due 7/1/40	2,170,000	1,952,935
X California State
6.00%, due 3/1/33	1,000,000	1,070,290
6.00%, due 11/1/35	2,500,000	2,638,700
6.25%, due 11/1/34	5,000,000	5,394,600
California State Public Works Board, Lease Revenue Series C 5.25%, due 6/1/28	3,000,000	2,890,080
California State Public Works Revenue, Various Capital Project Series G1 5.75%, due 10/1/30	1,000,000	994,740
California Statewide Communities Development Authority Revenue 5.25%, due 11/1/30	1,475,000	1,392,489
California Statewide Communities Development Authority Revenue, Aspire Public School 6.375%, due 7/1/45	3,000,000	2,741,100
California Statewide Communities Development Authority Revenue, Sutter Health Series A 6.00%, due 8/15/42	2,750,000	2,798,675
Dublin-San, Ramon Services District, California, Refunding Water Revenue 5.50%, due 8/1/36	4,035,000	4,048,235
Emery Unified School District Series A, Insured: AGM 6.25%, due 8/1/31 (b)	3,150,000	3,355,852
Golden State Tobacco Securitization Corp. Series A-1 4.50%, due 6/1/27	4,595,000	3,448,869
Hayward, California Unified School District, Capital Appreciation Election Series A, Insured: AGM (zero coupon), due 8/1/36 (b)	12,500,000	2,029,125
Lemoore Redevelopment Agency Tax Allocation 7.375%, due 8/1/40	1,000,000	1,015,660
Los Rios, California Community College District Election Series D 5.375%, due 8/1/34	4,000,000	4,047,480
March Joint Powers Redevelopment Agency Tax Allocation, Air Force Base Redevelopment Project Series B 7.50%, due 8/1/41	3,000,000	3,077,100
Morongo, California Unified School District Election Series B, Insured: GTY 5.25%, due 8/1/38 (c)	3,600,000	3,525,588

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

California (continued)

National City Community Development Commission Tax Allocation, National City Redevelopment Project 7.00%, due 8/1/32	$3,500,000	$3,568,705
Sacramento, California Unified School District Election Series C, Insured: NATL-RE 5.125%, due 7/1/31 (d)	1,945,000	1,947,042

		62,988,502

Colorado 0.8%
E-470 Public Highway Authority Colorado Revenue Series C 5.375%, due 9/1/26	1,000,000	907,960
Park Creek Metropolitan District Revenue Series A, Insured: AGM 6.125%, due 12/1/41 (b)	1,850,000	1,834,959

		2,742,919

District of Columbia 0.1%
District of Columbia Water and Sewer Authority Revenue, Public Utilities Insured: AGM 5.50%, due 10/1/28 (b)	300,000	333,867

Florida 6.4%
Bay County Florida Educational Facilities Revenue Series A 6.00%, due 9/1/40	1,150,000	929,234
Citizens Property Insurance Corp. Revenue
Series A-1 5.25%, due 6/1/17	3,500,000	3,733,450
Series A-1 6.00%, due 6/1/16	2,220,000	2,460,870
Florida Hurricane Catastrophe Fund, Florida Finance Corp. Revenue Series A 5.00%, due 7/1/14	2,000,000	2,169,660
Miami-Dade County Florida Aviation International Airport Revenue Series A, Insured: GTY 5.50%, due 10/1/26 (c)(e)	2,000,000	2,039,540
Miami-Dade County Florida Solid Waste System Revenue Insured: NATL-RE 5.00%, due 10/1/19 (d)	1,735,000	1,824,960
Miami-Dade County Florida Special Obligation, Subordinate Series B, Insured: NATL-RE (zero coupon), due 10/1/31 (d)	16,935,000	4,114,020
North Sumter County Florida Utility Dependent District Revenue Insured: AGM 5.75%, due 10/1/43 (b)	3,000,000	2,984,550
Orange County Health Facilities Authority Revenue Series A-2, Insured: AGM 0.50%, due 10/1/41 (b)	1,900,000	1,900,000

		22,156,284

Georgia 2.8%
Atlanta, Georgia Water & Wastewater Revenue
Insured: AGM 5.00%, due 11/1/43 (b)	400,000	378,536
Series A 6.25%, due 11/1/39	4,125,000	4,280,430
DeKalb County Hospital Authority Revenue, DeKalb Medical Center, Project 6.125%, due 9/1/40	3,500,000	3,188,710
Fulton County Georgia Development Authority Revenue, Piedmont Healthcare, Inc. Series A 5.00%, due 6/15/32	1,950,000	1,852,285

		9,699,961

Hawaii 1.1%
Hawaii State Department of Budget and Finance Revenue, Hawaiian Electric Co. 6.50%, due 7/1/39	4,000,000	4,004,560

Illinois 8.4%
X Chicago, Illinois Housing Authority Capital Program Revenue Insured: AGM 5.00%, due 7/1/23 (b)	7,000,000	7,219,730
Chicago, Illinois O’ Hare International Airport Revenue Series C 6.50%, due 1/1/41	2,290,000	2,446,498
Chicago, Illinois Waterworks Revenue Insured: FGIC 6.50%, due 11/1/15 (f)	3,005,000	3,516,272
Gilberts, Illinois Special Service Area No. 9 Special Tax Insured: GTY 4.75%, due 3/1/30 (c)	3,865,000	3,458,402

12 MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Municipal Bonds (continued)

Illinois (continued)

Illinois Finance Authority Revenue, Refunding, OSF Healthcare System Series A 6.00%, due 5/15/39	$2,560,000	$2,488,909
X Illinois Railsplitter Tobacco Settlement Authority Revenue 6.25%, due 6/1/24	7,000,000	7,035,770
Knox & Warren Counties, Illinois Community Unit School District No 205 Galesburg General Obligation
Series A 3.00%, due 1/1/14	120,000	122,680
Series A 3.50%, due 1/1/15	125,000	128,669
Series A 4.00%, due 1/1/16	195,000	203,826
Series A 4.00%, due 1/1/17	155,000	160,443
Series A 4.00%, due 1/1/18	265,000	270,833
Series A 4.25%, due 1/1/19	240,000	245,273
Series A 5.00%, due 1/1/20	205,000	217,341
Series A 5.00%, due 1/1/21	100,000	104,961
Series A 5.00%, due 1/1/22	360,000	373,251
Series A 5.125%, due 1/1/23	250,000	259,050
Series A 5.50%, due 1/1/24	380,000	398,415
Series A 5.50%, due 1/1/25	455,000	470,306

		29,120,629

Indiana 0.8%
Indiana Finance Authority Hospital Revenue, King’s Daughter Hospital & Health 5.50%, due 8/15/45	2,215,000	1,775,389
Indianapolis, Indiana Public Improvement Bond Bank Series A, Insured: GTY 5.50%, due 1/1/38 (c)	1,100,000	1,119,877

		2,895,266

Kansas 0.9%
Arkansas City Public Building Commission Revenue, South Central Regional Medical Center 7.00%, due 9/1/29	3,000,000	3,190,200

Louisiana 3.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Series A, Insured: AMBAC 5.625%, due 10/1/16 (a)	1,425,000	1,427,251
Louisiana Public Facilities Authority Hospital Revenue, Franciscan Mission Aries 6.75%, due 7/1/39	4,000,000	4,138,920
Louisiana Public Facilities Authority Revenue, Christus Health Series A 6.00%, due 7/1/29	1,600,000	1,646,640
Louisiana State Citizens Property Insurance Corp. Assessment Revenue Series B, Insured: AMBAC 5.00%, due 6/1/20 (a)	2,340,000	2,368,080
New Orleans, Louisiana Sewer Service Revenue
Insured: GTY 6.00%, due 6/1/24 (c)	400,000	424,304
Insured: GTY 6.25%, due 6/1/29 (c)	750,000	780,578

		10,785,773

Massachusetts 4.8%
X Massachusetts Educational Financing Authority Revenue
Series B 5.70%, due 1/1/31 (e)	2,870,000	2,779,107
Series I 6.00%, due 1/1/28	3,830,000	4,026,364
Massachusetts State Health & Educational Facilities Authority Revenue, Lowell General Hospital Series C 5.125%, due 7/1/35	2,750,000	2,204,125
X Massachusetts State Health & Educational Facilities Authority Revenue, Suffolk University Series A 6.25%, due 7/1/30	7,550,000	7,827,538

		16,837,134

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

Michigan 3.9%
Dearborn, Michigan Heights Building Authority Revenue Insured: AMBAC 4.75%, due 5/1/33 (a)	$1,555,000	$1,344,811
Detroit, Michigan Sewer Disposal Revenue Series B, Insured: AGM 7.50%, due 7/1/33 (b)	3,900,000	4,558,554
X Michigan Finance Authority Revenue Series A-1 6.45%, due 2/20/12	7,400,000	7,463,566
Michigan Tobacco Settlement Finance Authority Series A 6.00%, due 6/1/34	250,000	178,675

		13,545,606

Nevada 1.3%
Clark County Nevada Passenger Facility Charge Revenue, Las Vegas-McCarran International Airport Series A-2, Insured: AMBAC 5.00%, due 7/1/26 (a)	2,000,000	2,023,140
Las Vegas Convention and Visitors Authority Revenue Series E, Insured: AGM 5.50%, due 7/1/40 (b)	2,450,000	2,426,945

		4,450,085

New Jersey 7.4%
New Jersey Economic Development Authority Revenue, Cigarette Tax 5.50%, due 6/15/31	2,420,000	2,123,187
New Jersey Economic Development Authority Revenue, MSU Student Housing Project 5.875%, due 6/1/42	1,000,000	898,640
New Jersey Economic Development Authority Revenue, MSU Student Housing Project-Provident Group-Montclair LLC 5.375%, due 6/1/25	4,500,000	4,267,575
New Jersey Health Care Facilities Financing Authority Revenue, Cigarette Tax 5.625%, due 6/15/18	2,550,000	2,550,484
New Jersey Health Care Facilities Financing Authority Revenue, Hackensack University Medical Center Insured: GTY 5.25%, due 1/1/31 (c)	2,760,000	2,762,098
New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program Series A 5.75%, due 10/1/31	2,000,000	2,029,200
New Jersey State Higher Education Assistance Authority Revenue, Student Loan Series A, Insured: GTY 6.125%, due 6/1/30 (c)(e)	4,000,000	4,136,600
Newark, New Jersey Housing Authority Revenue, South Ward Police Facility Insured: GTY 6.75%, due 12/1/38 (c)	4,000,000	4,445,360
Tobacco Settlement Financing Corp. Series 1A 4.50%, due 6/1/23	2,800,000	2,367,232

		25,580,376

New York 3.1%
Albany Industrial Development Agency Civic Facility Revenue Series A, Insured: GTY 5.50%, due 5/1/32 (c)	1,215,000	1,256,286
New York Liberty Development Corp. Revenue Refunding, Second Priority Bank of America 6.375%, due 7/15/49	5,000,000	5,021,250
New York State Dormitory Authority Revenue 5.50%, due 7/1/40	540,000	545,573
New York State Environmental Facilities Corp. Pollution Control Revenue, State Water Revolving Fund Series A 7.50%, due 6/15/12	30,000	30,174
Port Authority of New York and New Jersey Insured: FGIC 5.00%, due 10/1/22 (e)(f)	3,725,000	3,835,297

		10,688,580

North Carolina 1.2%
North Carolina Turnpike Authority Series A, Insured: GTY 5.75%, due 1/1/39 (c)	4,000,000	4,065,320

North Dakota 1.1%
Mclean County North Dakota Solid Waste Facilities Revenue Series A 4.875%, due 7/1/26	3,900,000	3,785,769

14 MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Municipal Bonds (continued)

Ohio 3.1%
Cleveland-Cuyahoga County Ohio Port Authority Revenue 6.00%, due 11/15/25	$1,980,000	$2,098,701
Lucas County Ohio Hospital Revenue, Promedica Healthcare Obligated Group Insured: AMBAC 5.375%, due 11/15/29 (a)	2,830,000	2,747,505
Toledo-Lucas County Port Authority Development Revenue
Series A 5.10%, due 5/15/12	220,000	217,912
Series B 6.25%, due 5/15/24 (e)	1,030,000	950,927
University of Cincinnati, Ohio, Receipts Series A, Insured: AMBAC 5.00%, due 6/1/31 (a)	4,665,000	4,681,981

		10,697,026

Pennsylvania 3.3%
Montgomery County Industrial Development Authority 5.25%, due 8/1/33	175,000	175,240
Montgomery County, Pennsylvania, Industrial Development Authority Revenue, Acts Retirement Communities Series A 4.50%, due 11/15/36	2,500,000	1,883,325
Pennsylvania State Turnpike Commission Revenue Series B 5.75%, due 6/1/39	4,000,000	4,059,160
Philadelphia, PA 6.50%, due 8/1/41	5,125,000	5,335,740

		11,453,465

Puerto Rico 4.8%
Puerto Rico Commonwealth Series C 6.50%, due 7/1/40	5,000,000	5,115,150
Puerto Rico Commonwealth, General Obligation Series C 5.75%, due 7/1/36	2,470,000	2,350,131
Puerto Rico Commonwealth, Refunding, Public Improvement Series B 6.50%, due 7/1/37	5,000,000	5,091,300
Puerto Rico Electric Power Authority Revenue Series WW 5.25%, due 7/1/33	3,000,000	2,742,990
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series A 6.375%, due 8/1/39	1,500,000	1,558,770

		16,858,341

Rhode Island 0.8%
Providence Public Buildings Authority Revenue Series A, Insured: AGM 5.875%, due 6/15/26 (b)	2,750,000	2,760,175

South Carolina 0.3%
South Carolina Jobs-Economic Development Authority/Economic Development Revenue, Bon Secours-St. Francis Medical Center Series A 5.625%, due 11/15/30	935,000	1,007,650

Tennessee 1.8%
X Johnson City Tennessee Health And Educational Facilities Board Hospital Revenue Series A 6.50%, due 7/1/38	6,500,000	6,393,400

Texas 11.0%
Dallas-Fort Worth, Texas International Airport Facilities Improvement Revenue Series A, Insured: NATL-RE 6.00%, due 11/1/28 (d)(e)	2,000,000	2,002,060
Houston, Texas Airport System Revenue Series B, Insured: FGIC 5.00%, due 7/1/22 (f)	2,985,000	3,107,714
La Vernia Texas Higher Education Finance Corp. Revenue Series A 6.25%, due 8/15/39	1,255,000	1,238,459
Love Field Texas Airport Modernization Corp. Special Facilities Revenue 5.25%, due 11/1/40	2,025,000	1,775,783
North Texas Throughway Authority Revenue
Series F 5.75%, due 1/1/38	3,000,000	2,919,990
Series A 6.25%, due 2/1/23	2,800,000	2,871,540
San Juan Texas Higher Education Finance Authority Revenue, Idea Public Schools Series A 6.70%, due 8/15/40	1,000,000	981,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

Texas (continued)

Texas Private Activity Bond Surface Transportation Corp Series Lien-LBG 7.50%, due 6/30/32	$2,500,000	$2,671,225
X Texas Private Activity Bond Surface Transportation Corp. Revenue
6.875%, due 12/31/39	2,000,000	2,058,480
7.00%, due 6/30/40	2,000,000	2,044,620
7.50%, due 6/30/33	6,000,000	6,389,640
X Texas State Turnpike Authority Central Texas System Revenue Series A, Insured: AMBAC 5.50%, due 8/15/39 (a)	10,000,000	9,419,200
Texas State, Public Finance Authority, Charter School Finance Corp. Revenue Series A 6.20%, due 2/15/40	1,000,000	909,350

		38,389,571

U.S. Virgin Islands 1.8%
X Virgin Islands Public Finance Authority Series A 6.75%, due 10/1/37	6,000,000	6,219,180

Utah 0.3%
Herrriman Utah Special Assessment 5.00%, due 11/1/24	575,000	575,328
5.00%, due 11/1/29	425,000	409,594

		984,922

Virginia 1.4%
Capital Beltway Funding Corp. Revenue Series B 5.00%, due 12/31/47	5,000,000	5,000,000

Washington 0.7%
FYI Properties Wash Lease Revenue 5.50%, due 6/1/39	2,500,000	2,525,875

Wisconsin 1.2%
Wisconsin State Health & Educational Facilities Authority Revenue
Series B, Insured: AGM 1.00%, due 12/1/29 (b)	220,000	220,000
5.00%, due 7/1/20	1,785,000	1,787,874
5.00%, due 7/1/25	2,270,000	2,165,557

		4,173,431

Wyoming 0.9%
Campbell County, Wyoming Solid Waste Facilities Revenue Series A 5.75%, due 7/15/39	2,000,000	2,049,740
West Park Hospital District Revenue Series A 6.375%, due 6/1/26	1,000,000	1,005,910

		3,055,650

Total Municipal Bonds (Cost $346,009,451)		344,260,442

Total Investments (Cost $346,009,451) (i)	99.0%	344,260,442
Other Assets, Less Liabilities	1.0	3,323,517

Net Assets	100.0%	$347,583,959

		Unrealized
	Contracts	Appreciation
	Short	(Depreciation) (h)
Futures Contracts (0.3%)

United States Treasury Note June 2011 (10 Year) (g)	(435)	$(877,884)

Total Futures Contracts (Settlement Value $52,696,172)		$(877,884)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)	AMBAC—Ambac Assurance Corp.
(b)	AGM—Assured Guaranty Municipal Corp.
(c)	GTY—Assured Guaranty Corp.
(d)	NATL-RE—National Public Finance Guarantee
(e)	Interest on these securities is subject to alternative minimum tax.
(f)	FGIC—Financial Guaranty Insurance Co.
(g)	At April 30, 2011, cash in the amount of $696,000 is on deposit with the broker for futures transactions.
(h)	Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2011.
(i)	At April 30, 2011, cost is $346,009,451 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$4,687,286
Gross unrealized depreciation	(6,436,295)

Net unrealized depreciation	$(1,749,009)

16 MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$344,260,442	$—	$344,260,442

Total Investments in Securities	$—	$344,260,442	$—	$344,260,442

Liability Valuation Inputs

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(877,884)	$—	$—	$(877,884)

Total Other Financial Instruments	$(877,884)	$—	$—	$(877,884)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $346,009,451)	$344,260,442
Cash collateral on deposit at broker	696,000
Cash	45,576
Receivables:
Interest	5,762,893
Investment securities sold	2,944,889
Fund shares sold	1,799,145
Other assets	66,039

Total assets	355,574,984

Liabilities
Payables:
Investment securities purchased	6,432,888
Fund shares redeemed	577,900
Manager (See Note 3)	124,089
NYLIFE Distributors (See Note 3)	82,718
Variation margin on futures contracts	81,563
Transfer agent (See Note 3)	36,022
Professional fees	35,027
Shareholder communication	25,238
Custodian	4,277
Trustees	1,657
Accrued expenses	462
Dividend payable	589,184

Total liabilities	7,991,025

Net assets	$347,583,959

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$390,285
Additional paid-in capital	368,757,742

369,148,027
Distributions in excess of net investment income	(524,418)
Accumulated net realized gain (loss) on investments	(18,412,757)
Net unrealized appreciation (depreciation) on investments and futures contracts	(2,626,893)

Net assets	$347,583,959

Investor Class
Net assets applicable to outstanding shares	$20,649,305

Shares of beneficial interest outstanding	2,308,997

Net asset value per share outstanding	$8.94
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.36

Class A
Net assets applicable to outstanding shares	$234,548,553

Shares of beneficial interest outstanding	26,346,386

Net asset value per share outstanding	$8.90
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.32

Class B
Net assets applicable to outstanding shares	$10,245,298

Shares of beneficial interest outstanding	1,151,076

Net asset value and offering price per share outstanding	$8.90

Class C
Net assets applicable to outstanding shares	$66,430,763

Shares of beneficial interest outstanding	7,458,153

Net asset value and offering price per share outstanding	$8.91

Class I
Net assets applicable to outstanding shares	$15,710,040

Shares of beneficial interest outstanding	1,763,856

Net asset value and offering price per share outstanding	$8.91

18 MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest	$9,573,705

Expenses
Manager (See Note 3)	876,733
Distribution/Service—Investor Class (See Note 3)	25,766
Distribution/Service—Class A (See Note 3)	284,742
Distribution/Service—Class B (See Note 3)	28,751
Distribution/Service—Class C (See Note 3)	157,274
Transfer agent (See Note 3)	114,956
Registration	64,811
Professional fees	41,523
Shareholder communication	27,896
Custodian	12,162
Trustees	5,265
Miscellaneous	8,247

Total expenses before waiver/reimbursement	1,648,126
Expense waiver/reimbursement from Manager (See Note 3)	(159,388)

Net expenses	1,488,738

Net investment income (loss)	8,084,967

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(819,377)

Net change in unrealized appreciation (depreciation) on:
Investments	(18,947,653)
Futures contracts	(877,884)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(19,825,537)

Net realized and unrealized gain (loss) on investments and futures transactions	(20,644,914)

Net increase (decrease) in net assets resulting from operations	$(12,559,947)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,084,967	$12,313,940
Net realized gain (loss) on investments	(819,377)	4,970,773
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(19,825,537)	8,204,118

Net increase (decrease) in net assets resulting from operations	(12,559,947)	25,488,831

Dividends to shareholders:
From net investment income:
Investor Class	(502,399)	(966,893)
Class A	(5,687,590)	(9,075,767)
Class B	(260,632)	(653,552)
Class C	(1,461,556)	(1,804,556)
Class I	(410,352)	(376,448)

Total dividends to shareholders	(8,322,529)	(12,877,216)

Capital share transactions:
Net proceeds from sale of shares	58,968,824	156,464,595
Net asset value of shares issued to shareholders in reinvestment of dividends	4,831,922	7,665,296
Cost of shares redeemed	(57,441,110)	(40,000,749)

Increase (decrease) in net assets derived from capital share transactions	6,359,636	124,129,142

Net increase (decrease) in net assets	(14,522,840)	136,740,757
Net Assets
Beginning of period	362,106,799	225,366,042

End of period	$347,583,959	$362,106,799

Distributions in excess of net investment income at end of period	$(524,418)	$(286,856)

20 MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$9.48		$9.08	$8.48	$9.07

Net investment income (loss)	0.21		0.39 (a)	0.34 (a)	0.25
Net realized and unrealized gain (loss) on investments	(0.53)		0.41	0.63	(0.60)

Total from investment operations	(0.32)		0.80	0.97	(0.35)

Less dividends:
From net investment income	(0.22)		(0.40)	(0.37)	(0.24)

Net asset value at end of period	$8.94		$9.48	$9.08	$8.48

Total investment return (b)	(3.39	%)(c)	9.08%	11.67%	(4.03	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.75	% ††	4.24%	3.93%	3.92	% ††
Net expenses	0.91	% ††	0.93%	1.02%	0.99	% ††
Expenses (before waiver/reimbursement)	1.00	% ††	1.03%	1.25%	1.21	% ††
Portfolio turnover rate	61%		97%	94%	90%
Net assets at end of period (in 000’s)	$20,649		$22,220	$21,683	$21,450

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.44		$9.04	$8.45	$9.48	$9.75	$9.62

Net investment income (loss)	0.21		0.40 (a)	0.35 (a)	0.36	0.38	0.38	(a)
Net realized and unrealized gain (loss) on investments	(0.53)		0.42	0.62	(1.02)	(0.27)	0.13	(b)

Total from investment operations	(0.32)		0.82	0.97	(0.66)	0.11	0.51

Less dividends:
From net investment income	(0.22)		(0.42)	(0.38)	(0.37)	(0.38)	(0.38)

Net asset value at end of period	$8.90		$9.44	$9.04	$8.45	$9.48	$9.75

Total investment return (c)	(3.36	%)(d)	9.25%	11.72%	(7.17%)	1.12%	5.43	%(b)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.85	% ††	4.36%	4.04%	3.94%	3.88%	3.93%
Net expenses	0.81	% ††	0.82%	0.90%	0.88%	0.89%	0.89%
Expenses (before waiver/reimbursement)	0.90	% ††	0.92%	1.08%	1.04%	1.06%	1.09	% (e)
Portfolio turnover rate	61%		97%	94%	90%	59%	55%
Net assets at end of period (in 000’s)	$234,549		$242,891	$162,921	$136,781	$189,210	$200,593

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than 0.01% per share on net realized gains on investments and the effect on total investment return was less than 0.01%.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.44		$9.04	$8.44	$9.48	$9.75	$9.62

Net investment income (loss)	0.19		0.37 (a)	0.32 (a)	0.33	0.34	0.36	(a)
Net realized and unrealized gain (loss) on investments	(0.52)		0.41	0.63	(1.03)	(0.26)	0.13	(b)

Total from investment operations	(0.33)		0.78	0.95	(0.70)	0.08	0.49

Less dividends:
From net investment income	(0.21)		(0.38)	(0.35)	(0.34)	(0.35)	(0.36)

Net asset value at end of period	$8.90		$9.44	$9.04	$8.44	$9.48	$9.75

Total investment return (c)	(3.53	%)(d)	8.85%	11.32%	(7.46%)	0.86%	5.16	%(b)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.48	% ††	3.99%	3.68%	3.63%	3.63%	3.68%
Net expenses	1.16	% ††	1.18%	1.26%	1.20%	1.14%	1.14%
Expenses (before waiver/reimbursement)	1.25	% ††	1.28%	1.50%	1.40%	1.31%	1.34	%(e)
Portfolio turnover rate	61%		97%	94%	90%	59%	55%
Net assets at end of period (in 000’s)	$10,245		$13,907	$18,219	$23,935	$31,921	$45,529

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than 0.01% per share on net realized gains on investments and the effect on total investment return was less than 0.01%.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.44		$9.04	$8.45	$9.48	$9.75	$9.62

Net investment income (loss)	0.20		0.37 (a)	0.32 (a)	0.34	0.35	0.36	(a)
Net realized and unrealized gain (loss) on investments	(0.52)		0.41	0.61	(1.03)	(0.27)	0.13	(b)

Total from investment operations	(0.32)		0.78	0.93	(0.69)	0.08	0.49

Less dividends:
From net investment income	(0.21)		(0.38)	(0.34)	(0.34)	(0.35)	(0.36)

Net asset value at end of period	$8.91		$9.44	$9.04	$8.45	$9.48	$9.75

Total investment return (c)	(3.42	%)(d)	8.85%	11.31%	(7.46%)	0.86%	5.16	%(b)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.50	% ††	3.99%	3.68%	3.64%	3.63%	3.68%
Net expenses	1.16	% ††	1.18%	1.28%	1.20%	1.14%	1.14%
Expenses (before waiver/reimbursement)	1.25	% ††	1.28%	1.51%	1.40%	1.31%	1.34	% (e)
Portfolio turnover rate	61%		97%	94%	90%	59%	55%
Net assets at end of period (in 000’s)	$66,431		$65,695	$22,544	$7,425	$6,752	$5,949

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager’s reimbursement of such losses was less than 0.01% per share on net realized gains on investments and the effect on total investment return was less than 0.01%.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees. The effect on total return was less than one-hundredth of a percent.

22 MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
			December 21,
	Six months		2009**
	ended		through
	April 30,		October 31,
	2011*		2010
Net asset value at beginning of period	$9.44		$9.07

Net investment income (loss)	0.22		0.38	(a)
Net realized and unrealized gain (loss) on investments	(0.52)		0.35

Total from investment operations	(0.30)		0.73

Less dividends:
From net investment income	(0.23)		(0.36)

Net asset value at end of period	$8.91		$9.44

Total investment return (b)	(3.13	%)(c)	8.25	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.07	% ††	4.64	%††
Net expenses	0.56	% ††	0.57	%††
Expenses (before reimbursement/waiver)	0.65	% ††	0.67	%††
Portfolio turnover rate	61%		97%
Net assets at end of period (in 000’s)	$15,710		$17,394

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Tax Free Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares were first offered and commenced operations on December 21, 2009. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

24    MainStay Tax Free Bond Fund

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Concentration of Risk The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(H) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this

mainstayinvestments.com    25

Notes to Financial Statements (unaudited) (continued)

would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Fair value of derivatives as of April 30, 2011:

(I) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Liability Derivatives

		Foreign		Interest
	Statement of	Exchange	Equity	Rate
	Assets and Liabilities	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Futures Contracts (a)	Net Assets—Unrealized appreciation (depreciation) on investments and futures contracts	$—	$—	$(877,884)	$(877,884)

Total Fair Value		$—	$—	$(877,884)	$(877,884)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2011 is as follows:

Change in Unrealized Appreciation (Depreciation)

		Foreign		Interest
	Statement of	Exchange	Equity	Rate
	Operations	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$(877,884)	$(877,884)

Total Change in Appreciation (Depreciation)		$—	$—	$(877,884)	$(877,884)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign		Interest
	Exchange	Equity	Rate
	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Total

Futures Contracts Short (2)	—	—	(435)	(435)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment advisor and an indirect, wholly owned subsidiary of New York Life, serves as Subadvisor and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million, 0.475% on assets from $500 million to $1 billion, and 0.45% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement

26    MainStay Tax Free Bond Fund

furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million, 0.0333% from $20 million to $100 million, and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.52% for the six-month period ended April 30, 2011, inclusive of a fee for fund accounting service of 0.02% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% on assets up to $500 million, 0.425% on assets from $500 million to $1 billion, and 0.40% on assets in excess of $1 billion. This agreement may only be amended or terminated prior to that date by action of the Board.

Prior to March 1, 2011, the Manager had contractually agreed to waive a portion of its management fee so that the management fee did not exceed 0.40% on assets up to $500 million, 0.375% on assets from $500 million to $1 billion, and 0.35% on assets in excess of $1 billion. This agreement expired on February 28, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses on Class A shares so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.82% of its average daily net assets. The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board.

Prior to March 1, 2011, the Manager had contractually agreed to waive fees and/or reimburse expenses so that the total ordinary operating expenses for the Fund’s Class A shares did not exceed 0.94% of its average daily net assets. The Manager agreed to apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expired on February 28, 2011.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $876,733 and waived/reimbursed its fees in the amount of $159,388.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,023 and $44,376, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $3, $5,022, $8,822 and $14,304, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$14,151

Class A	46,516

Class B	7,896

Class C	43,174

Class I	3,219

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

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Notes to Financial Statements (unaudited) (continued)

Class A	$57,812	0.0	%‡

Class C	116	0.0	‡

Class I	26,099	0.2

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $5,281. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $17,593,380 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2011	$3,146
2012	478
2016	1,647
2017	12,322

Total	$17,593

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$50,732
Exempt Interest Dividends	12,826,484

Total	$12,877,216

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $206,822 and $212,333, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	96,496	$868,687
Shares issued to shareholders in reinvestment of dividends	48,084	429,495
Shares redeemed	(165,927)	(1,484,713)

Net increase (decrease) in shares outstanding before conversion	(21,347)	(186,531)
Shares converted into Investor Class (See Note 1)	94,209	843,521
Shares converted from Investor Class (See Note 1)	(107,397)	(960,336)

Net increase (decrease)	(34,535)	$(303,346)

Year ended October 31, 2010:
Shares sold	220,062	$2,042,969
Shares issued to shareholders in reinvestment of dividends	88,874	822,591
Shares redeemed	(282,871)	(2,622,286)

Net increase (decrease) in shares outstanding before conversion	26,065	243,274
Shares converted into Investor Class (See Note 1)	170,508	1,585,079
Shares converted from Investor Class (See Note 1)	(241,144)	(2,255,419)

Net increase (decrease)	(44,571)	$(427,066)

28    MainStay Tax Free Bond Fund

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	3,791,827	$33,777,804
Shares issued to shareholders in reinvestment of dividends	387,954	3,449,839
Shares redeemed	(3,819,931)	(33,995,509)

Net increase (decrease) in shares outstanding before conversion	359,850	3,232,134
Shares converted into Class A (See Note 1)	310,297	2,756,648
Shares converted from Class A (See Note 1)	(54,727)	(485,973)

Net increase (decrease)	615,420	$5,502,809

Year ended October 31, 2010:
Shares sold	10,196,940	$94,144,661
Shares issued to shareholders in reinvestment of dividends	598,616	5,525,110
Shares redeemed	(3,026,006)	(27,960,275)

Net increase (decrease) in shares outstanding before conversion	7,769,550	71,709,496
Shares converted into Class A (See Note 1)	759,834	7,030,745
Shares converted from Class A (See Note 1)	(78,133)	(726,760)
Shares converted from Class A (a)	(739,946)	(6,763,103)

Net increase (decrease)	7,711,305	$71,250,378

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	82,716	$735,615
Shares issued to shareholders in reinvestment of dividends	22,456	199,774
Shares redeemed	(185,407)	(1,648,307)

Net increase (decrease) in shares outstanding before conversion	(80,235)	(712,918)
Shares converted from Class B (See Note 1)	(242,324)	(2,153,860)

Net increase (decrease)	(322,559)	$(2,866,778)

Year ended October 31, 2010:
Shares sold	295,839	$2,740,723
Shares issued to shareholders in reinvestment of dividends	51,171	470,784
Shares redeemed	(277,988)	(2,554,239)

Net increase (decrease) in shares outstanding before conversion	69,022	657,268
Shares converted from Class B (See Note 1)	(610,842)	(5,633,645)

Net increase (decrease)	(541,820)	$(4,976,377)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,740,614	$15,581,263
Shares issued to shareholders in reinvestment of dividends	79,212	704,874
Shares redeemed	(1,319,314)	(11,699,340)

Net increase (decrease)	500,512	$4,586,797

Year ended October 31, 2010:
Shares sold	4,778,747	$44,173,733
Shares issued to shareholders in reinvestment of dividends	88,900	822,965
Shares redeemed	(402,689)	(3,753,300)

Net increase (decrease)	4,464,958	$41,243,398

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	893,851	$8,005,455
Shares issued to shareholders in reinvestment of dividends	5,391	47,940
Shares redeemed	(977,510)	(8,613,241)

Net increase (decrease)	(78,268)	$(559,846)

Period ended October 31, 2010 (b):
Shares sold	1,434,882	$13,362,509
Shares issued to shareholders in reinvestment of dividends	2,548	23,846
Shares redeemed	(335,252)	(3,110,649)

Net increase (decrease) in shares outstanding before conversion	1,102,178	10,275,706
Shares converted into Class I (a)	739,946	6,763,103

Net increase (decrease)	1,842,124	$17,038,809

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

(b)	Class I shares were first offered on December 21, 2009.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MacKay Shields as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MacKay Shields in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MacKay Shields at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MacKay Shields’ compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also

30    MainStay Tax Free Bond Fund

considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part

mainstayinvestments.com    31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses. The Board noted that New York Life Investments had proposed to modify the expense limitation agreement on the Fund’s share classes to increase the amount of New York Life Investments’ subsidization of class expenses, and to modify the Fund’s contractual management fee waiver to decrease the amount of New York Life Investments’ subsidization of Fund expenses. In considering these proposals, the Board noted that the net effect would be that the total net expenses of the Fund would remain essentially unchanged.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares and $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of

32    MainStay Tax Free Bond Fund

subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board approved New York Life Investments’ recommendation to modify the expense limitation agreement on the Fund’s share classes and the Fund’s contractual management fee wavier, and concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com    33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34    MainStay Tax Free Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23179 MS136-11	MST10-06/11
13

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of Item 1 of this report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.
(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.
(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher Stephen P. Fisher
President and Principal Executive Officer

Date:	July 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher Stephen P. Fisher
President and Principal Executive Officer

Date:	July 7, 2011

By:	/s/ Jack R. Benintende Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 7, 2011

EXHIBIT INDEX
(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.